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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FORESCOUT TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Common stock, par value $0.001 per share, of Forescout Technologies, Inc. ("common stock")
(2)	Aggregate number of securities to which transaction applies:
As of February 25, 2020, there were issued and outstanding: (1) 48,982,365 shares of common stock; (2) stock-based awards representing the right to receive up to 5,615,883 shares of common stock; and (3) options to acquire 2,654,346 shares of common stock.
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
The maximum aggregate value was determined based upon the sum of: (1) 48,982,365 shares of common stock multiplied by $33.00 per share; (2) stock-based awards representing the right to receive up to 5,615,883 shares of common stock multiplied by $33.00 per share; and (3) options to acquire 2,654,346 shares of common stock with an exercise price per share below $33.00 multiplied by $26.15 per share (the difference between $33.00 and the weighted average exercise price of $6.85 per share). In accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, the filing fee was determined by multiplying the sum calculated in the preceding sentence by $0.0001298.
	(4)	Proposed maximum aggregate value of transaction: $1,871,153,332
	(5)	Total fee paid: $242,876
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

Forescout Technologies, Inc.
190 West Tasman Drive
San Jose, California 95134
[    •    ], 2020

To the Stockholders of Forescout Technologies, Inc.:

        You are cordially invited to attend a special meeting of stockholders, which we refer to as the "special meeting," of Forescout Technologies, Inc., which we refer to as "Forescout." The special meeting will be held on [    •    ], 2020, at [    •    ], Pacific time, at [    •    ].

        At the special meeting, you will be asked to consider and vote on a proposal to adopt the Agreement and Plan of Merger (as it may be amended from time to time), dated February 6, 2020, which we refer to as the "merger agreement," by Forescout, Ferrari Group Holdings, L.P., which we refer to as "Parent," and Ferrari Merger Sub, Inc., which we refer to as "Merger Sub." Parent and Merger Sub are affiliates of Advent International Corporation, one of the largest and most experienced global private equity firms, which has invested $48 billion in over 350 private equity investments across 41 countries since 1989. We refer to the merger of Merger Sub (a wholly owned indirect subsidiary of Parent) with and into Forescout as the "merger." At the special meeting, you will also be asked to consider and vote on (1) a proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Forescout to its named executive officers in connection with the merger; and (2) a proposal for the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

        If the merger is completed, you will be entitled to receive $33.00 in cash, without interest and subject to any applicable withholding taxes, for each share of common stock that you own (unless you have properly exercised your appraisal rights). This amount represents a premium of approximately (1) 30 percent over Forescout's closing share price of $25.45 on October 18, 2019, the last full trading day prior to disclosure by Corvex Management LP and Jericho Capital Asset Management L.P. on October 21, 2019, that they agreed to form a "group" with respect to their respective investments in Forescout; and (2) 18 percent over Forescout's closing share price of $27.98 on February 5, 2020, the last full trading day prior to the announcement of the merger.

        Forescout's Board of Directors, after considering the factors more fully described in the enclosed proxy statement, unanimously: (1) determined that the merger agreement, the merger and the other transactions contemplated by the merger agreement are fair to, advisable and in the best interests of Forescout and its stockholders; and (2) adopted and approved the merger agreement, the merger and the other transactions contemplated by the merger agreement.

        Forescout's Board of Directors unanimously recommends that you vote: (1) "FOR" the adoption of the merger agreement; (2) "FOR" the compensation that will or may become payable by Forescout to its named executive officers in connection with the merger; and (3) "FOR" the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

        The enclosed proxy statement provides detailed information about the special meeting, the merger agreement and the merger, and the other proposals to be considered at the special meeting. A copy of the merger agreement is attached as Annex A to the proxy statement.

        The proxy statement also describes the actions and determinations of Forescout's Board of Directors in connection with its evaluation of the merger agreement and the merger. We encourage you to read the proxy statement and its annexes, including the merger agreement, carefully and in their entirety, as they contain important information.

        Even if you plan to attend the special meeting in person, please sign, date and return, as promptly as possible, the enclosed proxy card (a prepaid reply envelope is provided for your convenience) or grant your proxy electronically over the internet or by telephone (using the instructions found on the proxy card). If you attend the special meeting and vote in person by ballot, your vote will revoke any proxy that you have previously submitted. If you fail to return your proxy or to attend the special meeting in person, your shares will not be counted for purposes of determining whether a quorum is present at the special meeting and will have the same effect as a vote against the adoption of the merger agreement.

        If your shares are held through a bank, broker or other nominee, you are considered the "beneficial owner" of shares held in "street name." If you hold your shares in "street name," you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form provided by your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals to be considered at the special meeting without your instructions. Without your instructions, your shares will not be counted for purposes of a quorum or be voted at the special meeting, and that will have the same effect as voting against the adoption of the merger agreement.

        Your vote is very important, regardless of the number of shares that you own.

        If you have any questions or need assistance voting your shares, please contact our proxy solicitor:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Stockholders call toll-free: (888) 750-5834
Banks and brokers call collect: (212) 750-5833

        On behalf of Forescout's Board of Directors, thank you for your support.

Very truly yours,

Michael DeCesare Chief Executive Officer and President

        The accompanying proxy statement is dated [    •    ], 2020, and, together with the enclosed form of proxy card, is first being sent on or about [    •    ], 2020.

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

Forescout Technologies, Inc.
190 West Tasman Drive
San Jose, California 95134

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [    •    ], 2020

        Notice is given that a special meeting of stockholders, which we refer to as the "special meeting," of Forescout Technologies, Inc., a Delaware corporation, which we refer to as "Forescout," will be held on [    •    ], 2020, at [    •    ], Pacific time, at [    •    ], for the following purposes:

          1.     To consider and vote on the proposal to adopt the Agreement and Plan of Merger (as it may be amended from time to time), dated as of February 6, 2020, by and among Forescout, Ferrari Group Holdings, L.P. and Ferrari Merger Sub, Inc., which we refer to as the "merger agreement";

          2.     To consider and vote on the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Forescout to its named executive officers in connection with the merger of Ferrari Merger Sub, Inc., a wholly owned indirect subsidiary of Ferrari Group Holdings, L.P., with and into Forescout, which we refer to as the "merger";

          3.     To consider and vote on any proposal to adjourn the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting; and

          4.     To transact any other business that may properly come before the special meeting.

        Only stockholders as of the close of business on [    •    ], 2020, are entitled to notice of, and to vote at, the special meeting.

        Forescout's Board of Directors unanimously recommends that you vote: (1) "FOR" the adoption of the merger agreement; (2) "FOR" the compensation that will or may become payable by Forescout to its named executive officers in connection with the merger; and (3) "FOR" the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

        Forescout stockholders who do not vote in favor of the proposal to adopt the merger agreement will have the right to seek appraisal of the "fair value" of their shares of common stock (exclusive of any elements of value arising from the accomplishment or expectation of the merger and together with interest (as described in the accompanying proxy statement) to be paid on the amount determined to be "fair value") in lieu of receiving the per share merger consideration if the merger is completed, as determined in accordance with Section 262 of the Delaware General Corporation Law (which is referred to as the "DGCL"). To do so, a Forescout stockholder must properly demand appraisal before the vote is taken on the merger agreement and comply with all other requirements of the DGCL, including Section 262 of the DGCL, which are summarized in the accompanying proxy statement, and must meet certain other conditions. Section 262 of the DGCL is reproduced in its entirety in Annex B to the accompanying proxy statement and is incorporated in this notice by reference.

        Even if you plan to attend the special meeting in person, please sign, date and return, as promptly as possible, the enclosed proxy card (a prepaid reply envelope is provided for your convenience) or grant your proxy electronically over the internet or by telephone (using the instructions found on the proxy card). If you attend the special meeting and vote in person by ballot, your vote will revoke any proxy that you have previously submitted. If you fail to return your proxy or to attend the special meeting in person, your shares will not be counted for purposes of determining whether a quorum is present at the special meeting and will have the same effect as a vote against the adoption of the merger agreement.

        If your shares are held through a bank, broker or other nominee, you are considered the "beneficial owner" of shares held in "street name." If you hold your shares in "street name," you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form provided by your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals to be considered at the special meeting without your instructions. Without your instructions, your shares will not be counted for purposes of a quorum or be voted at the special meeting, and that will have the same effect as voting against the adoption of the merger agreement.

By Order of the Board of Directors,

Darren J. Milliken Senior Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer
Dated: [•], 2020 San Jose, CA

IMPORTANT INFORMATION

        Even if you plan to attend the special meeting in person, we encourage you to submit your proxy as promptly as possible: (1) over the internet; (2) by telephone; or (3) by signing and dating the enclosed proxy card (a prepaid reply envelope is provided for your convenience). You may revoke your proxy or change your vote at any time before your proxy is voted at the special meeting.

        If your shares are held through a bank, broker or other nominee, you are considered the "beneficial owner" of shares held in "street name." If you hold your shares in "street name," you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form provided by your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals to be considered at the special meeting without your instructions. Without your instructions, your shares will not be counted for purposes of a quorum or be voted at the special meeting, and that will have the same effect as voting against the adoption of the merger agreement.

        If you are a stockholder of record, voting in person by ballot at the special meeting will revoke any proxy that you previously submitted. If you hold your shares through a bank, broker or other nominee, you must obtain a "legal proxy" from the bank, broker or other nominee that holds your shares in order to vote in person by ballot at the special meeting.

        We encourage you to read the accompanying proxy statement and its annexes, including all documents incorporated by reference into the accompanying proxy statement, carefully and in their entirety. If you have any questions concerning the merger, the special meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement, or need help voting your shares, please contact our proxy solicitor:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Stockholders call toll-free: (888) 750-5834
Banks and brokers call collect: (212) 750-5833

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ii

SUMMARY

        Except as otherwise specifically noted in this proxy statement, "Forescout," "we," "our," "us" and similar words refer to Forescout Technologies, Inc., including, in certain cases, our subsidiaries. Throughout this proxy statement, the "Forescout Board" refers to Forescout's Board of Directors. Throughout this proxy statement, we refer to Ferrari Group Holdings, L.P. as "Parent" and Ferrari Merger Sub, Inc. as "Merger Sub." In addition, throughout this proxy statement we refer to the Agreement and Plan of Merger (as it may be amended from time to time), dated as of February 6, 2020, between Forescout, Parent and Merger Sub as the "merger agreement."

        This summary highlights selected information from this proxy statement related to the proposed merger of Merger Sub (a wholly owned indirect subsidiary of Parent) with and into Forescout. We refer to that transaction as the "merger."

        This proxy statement may not contain all of the information that is important to you. To understand the merger more fully and for a complete description of its legal terms, you should carefully read this proxy statement, including the annexes to this proxy statement and the other documents to which we refer in this proxy statement. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions in the section of this proxy statement captioned "Where You Can Find More Information." A copy of the merger agreement is attached as Annex A to this proxy statement. We encourage you to read the merger agreement, which is the legal document that governs the merger, carefully and in its entirety.

Parties Involved in the Merger

  Forescout Technologies, Inc.

        Forescout provides security at first sight. Forescout delivers device visibility and control to enable enterprises and government agencies to gain complete situational awareness of their environment and orchestrate action.

        Forescout's common stock is listed on the Nasdaq Stock Market (which we refer to as "Nasdaq") under the symbol "FSCT." Forescout's corporate offices are located at 190 West Tasman Drive, San Jose, California 95134, and its telephone number is (866) 377-8771.

  Ferrari Group Holdings, L.P.

        Parent was formed on January 31, 2020, solely for the purpose of engaging in the transactions contemplated by the merger agreement and has not engaged in any business activities other than as incidental to its formation and in connection with the transactions contemplated by the merger agreement and arranging of the equity financing and any debt financing in connection with the merger.

  Ferrari Merger Sub, Inc.

        Merger Sub is a wholly owned indirect subsidiary of Parent and was formed on January 31, 2020, solely for the purpose of engaging in the transactions contemplated by the merger agreement. Merger Sub has not engaged in any business activities other than as incidental to its formation and in connection with the transactions contemplated by the merger agreement and the arranging of the equity financing and any debt financing in connection with the merger. Upon completion of the merger, Merger Sub will cease to exist and Forescout will continue as the surviving corporation.

  Advent International Corporation

        Advent International Corporation (which we refer to as "Advent") is one of the largest and most experienced global private equity firms, which has invested $48 billion in over 350 private equity investments across 41 countries since 1989.

        Parent and Merger Sub are each affiliated with funds managed or advised by Advent (which we refer to as the "Advent Funds"). In connection with the transactions contemplated by the merger agreement, the Advent Funds have severally and not jointly committed to capitalize Parent on the closing date of the merger with an equity contribution in an aggregate amount of up to $1,341,000,000, on the terms and subject to the conditions set forth in an equity commitment letter. This amount will be used to fund a portion of the aggregate purchase price and the other payments contemplated by the merger agreement (in each case, pursuant to certain terms and conditions as described further in this proxy statement under the caption "The Merger—Financing of the Merger").

Effect of the Merger

        Upon the terms and subject to the conditions of the merger agreement, and in accordance with the Delaware General Corporation Law (which we refer to as the "DGCL"), at the effective time of the merger: (1) Merger Sub will merge with and into Forescout; (2) the separate existence of Merger Sub will cease; and (3) Forescout will continue as the surviving corporation in the merger and as a wholly owned indirect subsidiary of Parent. Throughout this proxy statement, we use the term "surviving corporation" to refer to Forescout as the surviving corporation following the merger.

        As a result of the merger, Forescout will cease to be a publicly traded company. If the merger is completed, you will not own any shares of capital stock of the surviving corporation as a result of the merger.

        The time at which the merger becomes effective (which we refer to as the "effective time of the merger") will occur upon the filing of a certificate of merger with, and acceptance of that certificate by, the Secretary of State of the State of Delaware (or at a later time as Forescout, Parent and Merger Sub may agree and specify in the certificate of merger).

Per Share Merger Consideration

        Upon the terms and subject to the conditions of the merger agreement, at the effective time of the merger, each outstanding share of Forescout's common stock (which we refer to as "common stock") (other than shares of common stock that are (1) held by Forescout as treasury stock, (2) owned by Parent or Merger Sub, (3) owned by any direct or indirect wholly owned subsidiary of Parent or Merger Sub as of immediately prior to the effective time of the merger or (4) held by stockholders who have neither voted in favor of the adoption of the merger agreement nor consented thereto in writing and properly and validly exercised their statutory rights of appraisal in accordance with Section 262 of the DGCL (which shares of common stock we refer to collectively as the "excluded shares")) will be cancelled and automatically converted into the right to receive $33.00 in cash, without interest and less any applicable withholding taxes. We refer to this amount as the "per share merger consideration."

        At or prior to the closing of the merger, a sufficient amount of cash will be deposited with a designated payment agent to pay the aggregate per share merger consideration. Once a Forescout stockholder has provided the payment agent with the documentation required by the payment agent, the payment agent will pay the stockholder the appropriate portion of the aggregate per share merger consideration in exchange for the shares of common stock held by that Forescout stockholder. For more information, see the section of this proxy statement captioned "The Merger Agreement—Payment Agent, Exchange Fund, and Exchange and Payment Procedures."

        After the merger is completed, you will have the right to receive the per share merger consideration for each share of common stock that you own, but you will no longer have any rights as a stockholder (except that Forescout stockholders who properly and validly exercise and perfect, and do not validly withdraw or otherwise lose, their appraisal rights will have the right to receive a payment for the "fair value" of their shares as determined pursuant to an appraisal proceeding as contemplated by the DGCL, as described below under the section of this proxy statement captioned "The Merger—Appraisal Rights").

The Special Meeting

  Date, Time and Place

        A special meeting of Forescout stockholders will be held on [    •    ], 2020, at [    •    ], Pacific time, at [    •    ]. We refer to the special meeting, and any adjournment, postponement or other delay of the special meeting, as the "special meeting."

  Purpose

        At the special meeting, we will ask stockholders to vote on proposals to: (1) adopt the merger agreement; (2) approve, on a non-binding, advisory basis, the compensation that will or may become payable by Forescout to our named executive officers in connection with the merger; and (3) adjourn the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

  Record Date; Shares Entitled to Vote

        You are entitled to vote at the special meeting if you owned shares of common stock as of the close of business on [    •    ], 2020 (which we refer to as the "record date"). For each share of common stock that you owned as of the close of business on the record date, you will have one vote on each matter submitted for a vote at the special meeting.

  Quorum

        As of the record date, there were [    •    ] shares of common stock outstanding and entitled to vote at the special meeting. The holders of a majority of the stock issued and outstanding and entitled to vote, and present in person or represented by proxy, shall constitute a quorum.

  Required Vote

        The proposals to be voted on at the special meeting require the following votes:

  •
  Proposal 1: Approval of the proposal to adopt the merger agreement requires the affirmative vote of the holders of a majority of the outstanding shares of common stock.

  •
  Proposal 2: Approval of the proposal to approve the compensation that will or may become payable by Forescout to our named executive officers in connection with the merger requires the affirmative vote of holders of a majority of the shares of common stock present in person or represented by proxy at the special meeting and entitled to vote on the proposal. This vote will be on a non-binding, advisory basis.

  •
  Proposal 3: Approval of the proposal to adjourn the special meeting to a later date or dates to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting requires the affirmative vote of holders of a majority of the shares of common stock present in person or represented by proxy at the special meeting and entitled to vote on the proposal.

  Voting and Proxies

        Any stockholder of record entitled to vote at the special meeting may vote in any of the following ways:

  •
  by proxy, by returning a signed and dated proxy card (a prepaid reply envelope is provided for your convenience);

  •
  by proxy, by granting a proxy electronically over the internet or by telephone (using the instructions found on the proxy card); or

  •
  in person, by appearing at the special meeting and voting by ballot.

        If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is voted at the special meeting by (1) signing another proxy card with a later date and returning it prior to the special meeting; (2) submitting a new proxy electronically over the internet or by telephone after the date of the earlier submitted proxy; (3) delivering a written notice of revocation to our Corporate Secretary; or (4) attending the special meeting and voting in person by ballot.

        If you are a beneficial owner and hold your shares of common stock in "street name" through a bank, broker or other nominee, you should instruct your bank, broker or other nominee on how you wish to vote your shares of common stock using the instructions provided by your bank, broker or other nominee. Under applicable stock exchange rules, banks, brokers or other nominees have the discretion to vote on routine matters, but not on non-routine matters. The proposals to be considered at the special meeting are all non-routine matters, and banks, brokers and other nominees cannot vote on these proposals without your instructions. Therefore, it is important that you cast your vote or instruct your bank, broker or nominee on how you wish to vote your shares.

        If you hold your shares of common stock in "street name," you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote in person by ballot at the special meeting if you obtain a "legal proxy" from your bank, broker or other nominee giving you the right to vote your shares at the special meeting.

Recommendation of the Forescout Board and Reasons for the Merger

        The Forescout Board, after considering various factors described in the section of this proxy statement captioned "The Merger—Recommendation of the Forescout Board and Reasons for the Merger," unanimously: (1) determined that the merger agreement, the merger and the other transactions contemplated by the merger agreement are fair to, advisable and in the best interests of Forescout and its stockholders; and (2) adopted and approved the merger agreement, the merger and the other transactions contemplated by the merger agreement.

        The Forescout Board unanimously recommends that you vote: (1) "FOR" the adoption of the merger agreement; (2) "FOR" the compensation that will or may become payable by Forescout to our named executive officers in connection with the merger; and (3) "FOR" the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

Opinion of Morgan Stanley & Co. LLC

        In connection with the merger, Morgan Stanley & Co. LLC (which we refer to as "Morgan Stanley") rendered to the Forescout Board its oral opinion, subsequently confirmed in writing, that as of February 5, 2020, and based on and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth in the written opinion, the per share merger consideration to be received by the holders of shares of common stock (other than the holders of the excluded shares) pursuant to the merger agreement was fair from a financial point of view to such holders of shares of common stock, as set forth in such opinion as more fully described in the section of this proxy statement captioned "The Merger—Opinion of Morgan Stanley."

        The full text of the written opinion of Morgan Stanley, dated as of February 5, 2020, which sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Morgan Stanley in rendering its opinion, is attached to this proxy statement as Annex C and is incorporated by reference in this proxy statement in its entirety. The summary of the opinion of Morgan Stanley in this proxy statement is qualified in its entirety by reference to the full text of the opinion. You are encouraged to read Morgan Stanley's opinion carefully and in its entirety. Morgan Stanley's opinion was directed to the Forescout Board, in its capacity as such, and addresses only the fairness from a financial point of view of the per share merger consideration to be received by the holders of shares of common stock (other than the holders of the excluded shares) pursuant to the merger agreement as of the date of the opinion and does not address the relative merits of the merger as compared to any other alternative business transaction, or other alternatives, or whether or not such alternatives could be achieved or are available. It was not intended to, and does not, constitute an opinion or a recommendation as to how Forescout stockholders should vote at the special meeting.

Treatment of Equity Awards in the Merger

        The merger agreement provides that Forescout's equity awards that are outstanding immediately prior to the effective time of the merger will be treated in the following manner in connection with the merger:

  Forescout Stock-Based Awards

        At the effective time of the merger, each right of any kind to receive shares of common stock or benefits measured in whole or in part by the value of a number of shares of common stock granted pursuant to our 2017 Equity Incentive Plan or 2000 Stock Option and Incentive Plan or Forescout benefit plans, other than stock purchase rights under the ESPP and Forescout options (as such terms are defined below) (which we refer to as a "Forescout stock-based award" and which consist of restricted stock units covering shares of common stock, including performance-based restricted stock units), outstanding as of immediately prior to the effective time of the merger, to the extent then vested, or that becomes vested in connection with or as a result of the merger (which we refer to as a "vested full-value award"), will be cancelled and converted into the right to receive an amount in cash equal to (1) the per share merger consideration (less the purchase price per share, if any, of such vested full-value award) multiplied by (2) the total number of shares of common stock then subject to the vested full-value award.

        At the effective time of the merger, each Forescout stock-based award outstanding as of immediately prior to the effective time of the merger that is not a vested full-value award (which we refer to as an "unvested full-value award"), will be continued and provide its holder the right to receive an amount equal to the product of (1) the per share merger consideration (less the purchase price per share, if any, of such unvested full-value award), and (2) the total number of shares of common stock then subject to the unvested full-value award, which amount will be paid either in cash or in stock of the surviving corporation or a parent corporation thereof, at Parent's election, and on the same vesting schedule, and subject to the same terms and conditions, as the unvested Forescout stock-based award to which it relates.

  Forescout Options

        At the effective time of the merger, each option to purchase shares of common stock granted under our 2017 Equity Incentive Plan or 2000 Stock Option and Incentive Plan (which we refer to as a "Forescout option") that is outstanding and unexercised as of immediately prior to the effective time of the merger, whether vested or unvested, will accelerate vesting in full and be cancelled and provide its holder a right to receive an amount in cash equal to (1) the excess (if any) of the per share merger consideration, over the exercise price per share of the Forescout option, multiplied by (2) the total number of shares of common stock then issuable upon exercise in full of the Forescout option. Any Forescout option with an exercise price per share equal to or greater than the per share merger consideration will be cancelled without any cash payment.

  Employee Stock Purchase Plan

        From and after the date of the merger agreement, no further offering period or purchase period will commence under our 2017 Employee Stock Purchase Plan (which we refer to as the "ESPP") and no participant may increase his or her rate of payroll deductions under the ESPP. Any offering period or purchase period under the ESPP that otherwise would be in progress as of the effective time of the merger will be terminated no later than one business day prior to the date on which the effective time of the merger occurs. We will make any adjustments that may be necessary or advisable to reflect the shortened offering period or purchase period, but otherwise will treat such shortened offering period or purchase period as a fully effective and completed offering period or purchase period for all purposes pursuant to the ESPP. Each outstanding purchase right under the ESPP will be exercised as of no later than one business day prior to the date on which the effective time of the merger occurs. On such exercise date, we will apply the funds credited as of such date under the ESPP within each participant's account to the purchase of whole shares of common stock in accordance with the terms of the ESPP and, promptly thereafter, will refund any remaining amounts credited to each such account to the applicable participant. Immediately prior to and effective as of the effective time of the merger (but subject to the consummation of the merger), we will terminate the ESPP.

Employee Benefits

        From and after the effective time of the merger, the surviving corporation will honor all of our arrangements providing for compensation or employee benefits (which we refer to as "Forescout benefit plans") in accordance with their terms as in effect immediately prior to the effective time of the merger, except that the surviving corporation is permitted to amend or terminate Forescout benefit plans in accordance with their terms or if otherwise required by applicable law.

        As of the effective time of the merger, the surviving corporation or one of its subsidiaries will continue to employ all our employees and all the employees of our subsidiaries. We refer to each individual who is our employee or an employee of any of our subsidiaries immediately prior to the effective time of the merger and continues to be an employee of Parent or one of its subsidiaries (including the surviving corporation) immediately following the effective time of the merger as a "continuing employee." For a period of one year following the effective time of the merger (or until an earlier termination of employment), the surviving corporation and its subsidiaries generally will maintain for the benefit of continuing employees our broad-based Forescout benefit plans and other broad-based employee benefit plans or other compensation or severance arrangements (except for any long-term incentive, equity-based, change in control, retention or similar compensation or benefits (which we refer to as "excluded benefits")) on terms and conditions that are no less favorable in the aggregate than those in effect on the date of the merger agreement, plus base cash compensation and cash incentive opportunities to each continuing employee that, as a whole, are no less favorable in the aggregate than as in effect for the continuing employee immediately before the effective time of the merger, or otherwise provide some combination of such broad-based employee benefits, base cash compensation and cash incentive opportunities (excluding excluded benefits) that, as a whole, are no less favorable in the aggregate than those as in effect immediately prior to the effective time of the merger. For a period of one year following the effective time of the merger, base compensation and cash incentive compensation opportunity (other than excluded benefits) will not be decreased for any continuing employees employed during that period, and the surviving corporation will provide to continuing employees severance benefits that are no less favorable than those provided by Forescout and our subsidiaries as of the date of the merger agreement as disclosed to Parent.

        Continuing employees generally will be granted service credit for service with us and our subsidiaries prior to the effective time of the merger and with Parent, the surviving corporation and any of their subsidiaries on or after the effective time of the merger, for purposes of eligibility to participate, vesting and entitlement to benefits where length of service is relevant (including for vacation accrual and severance pay entitlement but not for purposes of any excluded benefits), except if such service credit would result in duplication of benefits. Continuing employees also will be eligible to participate immediately in any new compensation or benefit arrangements that replace Forescout benefit plans to the same extent as they were eligible under the replaced Forescout benefit plans and receive credit for any accrued but unused vacation or paid time off as of immediately prior to the effective time of the merger. Parent will use commercially reasonable efforts to credit continuing employees for any unused balances in flexible spending accounts and to cause all waiting periods, pre-existing conditions or similar requirements to be waived to the same extent they were waived under the replaced Forescout benefit plans.

Interests of Forescout's Directors and Executive Officers in the Merger

        When considering the recommendation of the Forescout Board that you vote to approve the proposal to adopt the merger agreement, you should be aware that our directors and executive officers may have interests in the merger that are different from, or in addition to, your interests as a stockholder. In (1) evaluating and negotiating the merger agreement, (2) approving the merger agreement and the merger and (3) recommending that the merger agreement be adopted by Forescout stockholders, the Forescout Board was aware of and considered these interests to the extent that they existed at the time, among other matters. These interests include the following:

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  For our executive officers, the treatment of their outstanding awards of restricted stock units and options, and outstanding rights to purchase shares or common stock under the ESPP, as described in more detail under the section of this proxy statement captioned "The Merger—Interests of Forescout's Directors and Executive Officers in the Merger—Treatment of Equity-Based Awards."

  •
  The partial vesting acceleration of outstanding awards of restricted stock units for Michael DeCesare, our Chief Executive Officer and President, as described in more detail under the section of this proxy statement captioned "The Merger—Interests of Forescout's Directors and Executive Officers in the Merger—Treatment of Equity-Based Awards."

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  For our non-employee directors, the accelerated vesting, at or immediately prior to the effective time of the merger, of awards of restricted stock units, and the treatment of their outstanding awards of restricted stock units and options, as described in more detail under the section of this proxy statement captioned "The Merger—Interests of Forescout's Directors and Executive Officers in the Merger—Treatment of Equity-Based Awards."

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  The entitlement of each of our executive officers to receive payments and benefits pursuant to their employment agreements previously entered into with Forescout (which we refer to as "employment agreements") if, during the period beginning three months before our change in control through 18 months, in the case of Mr. DeCesare, and 12 months, in the case of each of our other executive officers, after our change in control, Forescout terminates their employment with Forescout for a reason other than "cause" or they resign for "good reason," in each case, as set forth in the applicable employment agreement. These payments and benefits include:

    •
    a lump sum cash payment equal to 100 percent of the sum of (1) the greater of their then-current base salary and the base salary in effect immediately before the change in control and (2) their target incentive opportunity;

    •
    a lump sum cash payment equal to 12 months of premiums they otherwise would be required to pay for continued post-employment, group health coverage for themselves and their family based on the benefits in effect on the date their employment is terminated; and

    •
    100 percent accelerated vesting of the unvested portion of all stock options and other stock-based awards held by them.

  •
  The continued indemnification and insurance coverage for our directors and executive officers from the surviving corporation and Parent under the terms of the merger agreement.

Appraisal Rights

        If the merger is consummated, Forescout stockholders who (1) do not vote in favor of the adoption of the merger agreement; (2) continuously hold such shares through the effective time of the merger; (3) properly perfect appraisal of their shares; (4) meet certain other conditions and statutory requirements described in this proxy statement; and (5) do not withdraw their demands or otherwise lose their rights to appraisal will be entitled to seek appraisal of their shares in connection with the merger under Section 262 of the DGCL. This means that these stockholders will be entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash of the "fair value" of their shares of common stock, exclusive of any elements of value arising from the accomplishment or expectation of the merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest on the amount determined by the Delaware Court of Chancery to be fair value from the effective date of the merger through the date of payment of the judgment at a rate of five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment, compounded quarterly (except that, if at any time before the entry of judgment in the proceeding, the surviving corporation makes a voluntary cash payment to stockholders seeking appraisal, interest will accrue thereafter only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery; and (2) interest theretofore accrued, unless paid at that time). The surviving corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment. Due to the complexity of the appraisal process, stockholders who wish to seek appraisal of their shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights.

        Stockholders considering seeking appraisal should be aware that the fair value of their shares as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the value of the consideration that they would receive pursuant to the merger agreement if they did not seek appraisal of their shares.

        Only a stockholder of record may submit a demand for appraisal. To exercise appraisal rights, the stockholder of record must (1) submit a written demand for appraisal to Forescout before the vote is taken on the proposal to adopt the merger agreement; (2) not vote, in person or by proxy, in favor of the proposal to adopt the merger agreement; (3) continue to hold the subject shares of common stock of record through the effective time of the merger; and (4) strictly comply with all other procedures for exercising appraisal rights under the DGCL. The failure to follow exactly the procedures specified under the DGCL may result in the loss of appraisal rights. In addition, the Delaware Court of

Chancery will dismiss appraisal proceedings in respect of Forescout unless certain conditions are satisfied by the stockholders seeking appraisal, as described further below. The requirements under Section 262 of the DGCL for exercising appraisal rights are described in further detail in this proxy statement, which description is qualified in its entirety by Section 262 of the DGCL, the relevant section of the DGCL regarding appraisal rights, a copy of which is attached as Annex B to this proxy statement. If you hold your shares of common stock through a bank, broker or other nominee and you wish to exercise appraisal rights, you should consult with your bank, broker or other nominee to determine the appropriate procedures for the making of a demand for appraisal on your behalf by your bank, broker or other nominee.

Material U.S. Federal Income Tax Consequences of the Merger

        For U.S. federal income tax purposes, the receipt of cash by a U.S. Holder (as defined under the section of this proxy statement captioned "The Merger—Material U.S. Federal Income Tax Consequences of the Merger") in exchange for such U.S. Holder's shares of common stock in the merger generally will result in the recognition of gain or loss in an amount measured by the difference, if any, between the amount of cash that such U.S. Holder receives in the merger and such U.S. Holder's adjusted tax basis in the shares of common stock surrendered in the merger.

        A Non-U.S. Holder (as defined under the section of this proxy statement captioned "The Merger—Material U.S. Federal Income Tax Consequences of the Merger") generally will not be subject to U.S. federal income tax with respect to the exchange of common stock for cash in the merger unless such Non-U.S. Holder has certain connections to the United States, but may be subject to backup withholding tax unless the Non-U.S. Holder complies with certain certification procedures or otherwise establishes a valid exemption from backup withholding tax.

        For more information, see the section of this proxy statement captioned "The Merger—Material U.S. Federal Income Tax Consequences of the Merger." Stockholders should consult their own tax advisors concerning the U.S. federal income tax consequences relating to the merger in light of their particular circumstances and any consequences arising under U.S. federal non-income tax laws or the laws of any state, local or non-U.S. taxing jurisdiction.

Regulatory Approvals Required for the Merger

        Under the merger agreement, the merger cannot be completed until the waiting periods (and any extensions thereof, if any) applicable to the merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (which we refer to as the "HSR Act") and certain other applicable foreign antitrust laws have expired or otherwise been terminated, or all requisite consents pursuant to those laws have been obtained.

        The waiting period under the HSR Act was early terminated as of 5:15 p.m., Eastern time, on February 24, 2020.

Financing of the Merger

        The transactions contemplated by the merger agreement, including the payment of consideration due to Forescout stockholders and the holders of Forescout's equity awards under the merger agreement, the repayment of all obligations under Forescout's existing credit agreement and the payment of all related fees and expenses, will be funded with the proceeds of committed equity and debt financing, as further described below.

        Pursuant to an equity commitment letter (which we refer to as the "equity commitment letter"), the Advent Funds have severally and not jointly committed to capitalize Parent on the closing date of the merger with an equity contribution in an aggregate amount of up to $1,341,000,000, on the terms and subject to the conditions set forth in the equity commitment letter.

        Pursuant to a debt commitment letter, as amended and restated (which we refer to as the "debt commitment letter"), the financial institutions party thereto have severally and not jointly committed (1) to provide to Merger Sub on the closing date of the merger senior secured term loans in an aggregate principal amount of $400,000,000; and (2) to make available to Merger Sub (or, after the closing date of the merger, to the surviving corporation) senior secured revolving commitments in an aggregate principal amount of $40,000,000 (a portion of which may be made available to Merger Sub on the closing date of the merger), in each case, on the terms and subject to the conditions set forth in the debt commitment letter.

        For more information, please see the section of this proxy statement captioned "The Merger—Financing of the Merger."

Solicitation of Other Acquisition Offers

        The merger agreement permits Forescout and its representatives, at the direction of the Forescout Board, from the date of the merger agreement until 12:01 a.m. on March 8, 2020 (which we refer to as the "no-shop period start date") to (1) initiate, solicit, propose, induce or encourage any alternative acquisition proposals from third parties; (2) provide nonpublic information to third parties; and (3) participate in discussions and negotiations with third parties regarding alternative acquisition proposals.

        Beginning on the no-shop period start date and continuing until the effective time of the merger (or the earlier termination of the merger agreement), Forescout has agreed to cease and cause to be terminated any activities, discussions or negotiations conducted with any person and its representatives (other than an excluded party (as defined under the section of this proxy statement captioned "The Merger Agreement—Solicitation of Other Acquisition Offers") and its representatives) relating to an alternative acquisition proposal.

        Under the terms of the merger agreement, from the no-shop period start date until the effective time of the merger (or the earlier termination of the merger agreement), Forescout has agreed that it will not, and will cause its subsidiaries and their respective directors and executive officers not to, and it will not authorize or permit any of its or its subsidiaries' employees, consultants or other representatives to, directly or indirectly (other than with respect to an excluded party):

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  solicit, initiate, propose or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any proposal or inquiry that constitutes, or is reasonably expected to lead to, an acquisition proposal;

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  furnish to any person (other than Parent, Merger Sub or any of their respective designees) any non-public information relating to Forescout or any of its subsidiaries or afford to any person (other than Parent, Merger Sub or any of their respective designees) access to the business, properties, assets, books, records or other non-public information, or to any personnel, of Forescout or any of its subsidiaries, in any such case in connection with any acquisition proposal or with the intent to induce the making, submission or announcement of, or to knowingly encourage, facilitate or assist, any proposal or inquiry that constitutes, or is reasonably expected to lead to, an acquisition proposal or the making of any proposal that would reasonably be expected to lead to an acquisition proposal;

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  participate, or engage in discussions or negotiations, with any person with respect to an acquisition proposal or with respect to any proposals or inquiries from third persons relating to the making of an acquisition proposal;

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  approve, endorse or recommend any proposal that constitutes, or is reasonably expected to lead to, an acquisition proposal;

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  enter into any letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other contract relating to an acquisition transaction, other than an acceptable confidentiality agreement (any such letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other contract relating to an acquisition transaction, an "alternative acquisition agreement"); or

  •
  authorize or commit to do any of the foregoing.

        However, prior to the adoption of the merger agreement by Forescout stockholders, Forescout and the Forescout Board (or a committee thereof) may, directly or indirectly through one or more of their representatives (including its financial advisor), (1) participate or engage in discussions or negotiations with; (2) furnish any non-public information relating to Forescout or any of its subsidiaries to; (3) afford access to the business, properties, assets, books, records or other non-public information or to any personnel, of Forescout or any of its subsidiaries to; or (4) otherwise facilitate the making of a superior proposal by, in each case, (a) any excluded party or its representatives or (b) any person or its representatives that has made, renewed or delivered to Forescout a written acquisition proposal after the no-shop period start date who was not solicited in breach of the applicable restrictions. Forescout may do this only if the Forescout Board (or a committee thereof) has determined in good faith (after consultation with its financial advisor and outside legal counsel) that (1) such alternative acquisition proposal either constitutes a superior proposal or is reasonably likely to lead to a superior proposal; and (2) the failure to take the actions contemplated would result in a breach of its fiduciary duties pursuant to applicable law. For more information, see the section of this proxy statement captioned "The Merger Agreement—Solicitation of Other Acquisition Offers."

        Forescout is not entitled to terminate the merger agreement to enter into an agreement for a superior proposal unless it complies with certain procedures in the merger agreement, including engaging in good faith negotiations with Parent during a specified period. If Forescout terminates the merger agreement in order to accept a superior proposal from a third party it must pay a termination fee to Parent. For more information, see the section of this proxy statement captioned "The Merger Agreement—The Forescout Board's Recommendation; Board Recommendation Change."

Change in the Forescout Board's Recommendation

        The Forescout Board may not withdraw its recommendation that Forescout stockholders adopt the merger agreement or take certain similar actions other than, under certain circumstances, if it (or a committee of the Forescout Board) determines in good faith, after consultation with its financial advisor and outside legal counsel, that failure to do so would result in a breach of the Forescout Board's fiduciary duties pursuant to applicable law and the Forescout Board (or a committee thereof) complies with the terms of the merger agreement.

        Moreover, the Forescout Board cannot withdraw its recommendation that Forescout stockholders adopt the merger agreement or take certain similar actions unless it complies with certain procedures in the merger agreement, including engaging in good faith negotiations with Parent during a specified period. If Forescout or Parent terminates the merger agreement under certain circumstances, including because the Forescout Board withdraws its recommendation that Forescout stockholders adopt the merger agreement, then Forescout must pay to Parent a termination fee. For more information, see the section of this proxy statement captioned "The Merger Agreement—The Forescout Board's Recommendation; Board Recommendation Change."

Conditions to the Closing of the Merger

        The obligations of Parent, Merger Sub and Forescout, as applicable, to consummate the merger are subject to the satisfaction or waiver (where permitted by applicable law) of certain conditions, including the following:

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  the adoption of the merger agreement by the requisite affirmative vote of Forescout stockholders;

  •
  the expiration or termination of the waiting period under the HSR Act and the affirmative approval or clearance under certain other applicable foreign antitrust laws (the waiting period under the HSR Act was early terminated as of 5:15 p.m., Eastern time, on February 24, 2020); and

  •
  the absence of any order, injunction or other judgment issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the merger, any action taken by any governmental authority of competent jurisdiction and any law enacted, entered, enforced or deemed applicable to the merger, that, in each case, prohibits, makes illegal or enjoins the consummation of the merger.

        In addition, the obligations of Parent and Merger Sub to consummate the merger are subject to the satisfaction or waiver (where permitted by applicable law) of each of the following additional conditions, any of which may be waived exclusively by Parent:

  •
  the accuracy of the representations and warranties of Forescout in the merger agreement, subject to applicable materiality or other qualifiers, as of the effective time of the merger or the date in respect of which such representation or warranty was specifically made;

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  Forescout having performed and complied with in all material respects all obligations under the merger agreement required to be performed and complied with by it prior to the effective time of the merger;

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  receipt by Parent and Merger Sub of a customary closing certificate of Forescout; and

  •
  the absence of any Company Material Adverse Effect (as defined under the section of this proxy statement captioned "The Merger Agreement—Representations and Warranties") having occurred after the date of the merger agreement that is continuing.

        In addition, the obligations of Forescout to consummate the merger are subject to the satisfaction or waiver (where permitted by applicable law) of each of the following additional conditions, any of which may be waived exclusively by Forescout:

  •
  the accuracy of the representations and warranties of Parent and Merger Sub in the merger agreement, subject to applicable materiality or other qualifiers, as of the effective time of the merger or the date in respect of which such representation or warranty was specifically made;

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  Parent and Merger Sub having performed and complied with in all material respects all obligations under the merger agreement required to be performed and complied with by Parent and Merger Sub prior to the effective time of the merger; and

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  the receipt by Forescout of a customary closing certificate of Parent and Merger Sub.

Termination of the Merger Agreement

        The merger agreement may be terminated at any time prior to the effective time of the merger, whether before or after the adoption of the merger agreement by Forescout stockholders (except as otherwise provided in the merger agreement), in the following ways:

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  by mutual written agreement of Forescout and Parent;

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  by either Forescout or Parent if:

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  any permanent injunction or other judgment or order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the merger is in effect, or any action has been taken by any governmental authority of competent jurisdiction, that, in each case, prohibits, makes illegal or enjoins the consummation of the merger and has become final and non-appealable or any law is enacted, entered, enforced or deemed applicable to the merger that prohibits, makes illegal or enjoins the consummation of the merger, except, in each case, that the right to terminate will not be available to any party that has failed to use its reasonable best efforts to resist, appeal, obtain consent pursuant to, resolve or lift, as applicable, such injunction, judgment, order, restraint, prohibition, action or law;

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  the merger has not been consummated by 11:59 p.m., Pacific time, on June 6, 2020 (subject to extension to 11:59 p.m., Pacific time, on August 6, 2020, in certain circumstances) (which we refer to as the "termination date"), except that a party may not terminate the merger agreement pursuant to this provision if such party's action or failure to act constitutes a breach of the merger agreement and has been the primary cause of, or primarily resulted in the failure to satisfy the conditions to the closing of the merger or the failure to consummate the merger by the termination date; or

  •
  Forescout stockholders do not adopt the merger agreement at the special meeting, except that a party may not terminate the merger agreement pursuant to this provision if such party's action or failure to act constitutes a breach of the merger agreement and causes, or results in, the failure to obtain the approval of the Forescout stockholders at the special meeting;

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  by Forescout if:

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  subject to a 45-day cure period, Parent or Merger Sub has breached or failed to perform in any material respect any of its respective representations, warranties, covenants or other agreements in the merger agreement such that the related closing condition would not be satisfied;

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  prior to the adoption of the merger agreement by Forescout stockholders: (1) the Forescout Board has authorized, in compliance with the terms of the merger agreement, Forescout to enter into an alternative acquisition agreement in respect of a superior proposal; (2) Forescout pays to Parent or its designee the applicable termination fee concurrently with such termination; and (3) Forescout has complied in all material respects with its covenants under the merger agreement with respect to soliciting such superior proposal; or

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  the debt financing marketing period provided in the merger agreement has elapsed and all of the closing conditions to the obligations of Parent and Merger Sub to consummate the merger have been and continue to be satisfied or waived (other than those conditions that by their terms are to be satisfied at the closing, each of which is capable of being satisfied at the closing) and Parent and Merger Sub fail to consummate the merger as required;

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  by Parent if:

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  subject to a 45-day cure period, Forescout has breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements in the merger agreement such that the related closing condition would not be satisfied;

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  the Forescout Board has withdrawn its recommendation that Forescout stockholders adopt the merger agreement (except that Parent's right to terminate in such instance will expire at 5:00 p.m., Pacific time, on the 10th business day following the date on which such right to terminate first arose); or

  •
  Forescout has breached or failed to perform in any material respects certain of its commitments related to alternative acquisition proposals.

Termination Fees and Remedies

        The merger agreement contains certain termination rights for Forescout and Parent. Upon valid termination of the merger agreement under specified circumstances, Forescout will be required to pay Parent (or its designee) a termination fee of $55,832,270. Specifically, this termination fee will be payable by Forescout to Parent if the merger agreement is terminated:

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  by Parent, if the Forescout Board changes its recommendation with respect to the merger;

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  by Parent, if Forescout breaches or fails to perform, in accordance with the merger agreement, in any material respects, its obligations under the alternative solicitation provisions in the merger agreement; or

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  by Forescout, if the Forescout Board authorizes the acceptance of a superior proposal.

        The termination fee will also be payable in certain circumstances if:

  •
  the merger agreement is terminated (1) because the merger is not completed by the termination date; (2) because of Forescout's failure to obtain the required approval of its stockholders; or (3) because Forescout breaches or fails to perform in any material respect any of its representations, warranties or covenants in a manner that would cause the related closing conditions to not be satisfied;

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  prior to such termination (but after the date of the merger agreement) a proposal, generally speaking, to acquire at least 50 percent of Forescout's stock or assets is publicly announced or disclosed by a third party; and

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  Forescout subsequently consummates, or enters into a definitive agreement providing for, a transaction involving the acquisition of at least 50 percent of its stock or assets within one year of such termination.

        Notwithstanding the above, under certain circumstances as described in the merger agreement, if Forescout terminates the merger agreement to enter into a superior proposal with an excluded party, then the amount of the termination fee payable to Parent will be $37,221,513.

        Upon termination of the merger agreement under other specified circumstances, Parent will be required to pay Forescout a termination fee of $111,664,539, the payment of which has been guaranteed by the guarantors pursuant to and subject to the terms and conditions of the limited guarantee. Specifically, the termination fee will be payable by Parent to Forescout upon termination if the merger agreement is terminated:

  •
  by Forescout (1) because Parent fails to consummate the merger as required pursuant to, and in the circumstances specified in, the merger agreement, or (2) because Parent or Merger Sub breaches or fails to perform in any material respect any of its representations, warranties or covenants in a manner that would cause the related closing conditions to not be satisfied; or

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  by Forescout or Parent (1) because the merger is not completed by the termination date and (2) Parent failed to consummate the merger as required pursuant to, and in the circumstances specified in, the merger agreement, or Parent or Merger Sub breached or failed to perform in any material respect any of its representations, warranties or covenants in a manner that would cause the related closing conditions to not be satisfied.

        The merger agreement also provides that Forescout, on one hand, or Parent and Merger Sub, on the other hand, may specifically enforce the obligations under the merger agreement, except that Forescout may only cause Parent and Merger Sub to consummate the merger, and the Advent Funds to provide equity financing pursuant to the equity commitment letter, if certain conditions are satisfied, including the funding or availability of the debt financing.

        Neither Parent nor Forescout is required to pay to the other its termination fee on more than one occasion.

Limited Guarantee

        Pursuant to the limited guarantee delivered by the Advent Funds in favor of Forescout, dated as of February 6, 2020 (which we refer to as the "limited guarantee"), the Advent Funds have agreed to guaranty the due, punctual and complete payment of certain of the liabilities and obligations of Parent or Merger Sub under the merger agreement, subject to an aggregate cap equal to $111,664,539, plus amounts in respect of certain reimbursement obligations of Parent and Merger Sub for certain costs, expenses or losses incurred or sustained by Forescout, as specified in the merger agreement, subject to an aggregate cap equal to $250,000. For more information, please see the section of this proxy statement captioned "The Merger—Limited Guarantee."

Delisting and Deregistration of Our Common Stock

        If the merger is completed, our common stock will no longer be traded on Nasdaq and will be deregistered under the Securities Exchange Act of 1934 (which we refer to as the "Exchange Act"). We will no longer be required to file periodic reports, current reports and proxy and information statements with the Securities and Exchange Commission (which we refer to as the "SEC") on account of our common stock.

Effect on Forescout if the Merger is Not Completed

        If the merger agreement is not adopted by Forescout stockholders, or if the merger is not completed for any other reason, Forescout stockholders will not receive any payment for their shares of common stock in connection with the merger. Instead: (1) Forescout will remain an independent public company; (2) our common stock will continue to be listed and traded on Nasdaq and registered under the Exchange Act; and (3) we will continue to file periodic reports with the SEC.

QUESTIONS AND ANSWERS

        The following questions and answers address some commonly asked questions regarding the merger, the merger agreement and the special meeting. These questions and answers may not address all questions that are important to you. We encourage you to carefully read the more detailed information contained elsewhere in this proxy statement, including the annexes to this proxy statement and the other documents to which we refer in this proxy statement. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions in the section of this proxy statement captioned "Where You Can Find More Information."

Q:
Why am I receiving these materials?

A:
On February 6, 2020, we announced that Forescout entered into the merger agreement. Under the merger agreement, Parent will acquire Forescout for $33.00 in cash per share of common stock. In order to complete the merger, Forescout stockholders representing a majority of all issued and outstanding common stock must vote to adopt the merger agreement at the special meeting. This approval is a condition to the consummation of the merger. See the section of this proxy statement captioned "The Merger Agreement—Conditions to the Closing of the Merger." The Forescout Board is furnishing this proxy statement and form of proxy card to the holders of shares of common stock in connection with the solicitation of proxies of Forescout stockholders to be voted at the special meeting.

  This proxy statement, which you should read carefully, contains important information about the merger, the merger agreement, the special meeting and the matters to be voted on at the special meeting. The enclosed materials allow you to submit a proxy to vote your shares of common stock without attending the special meeting and to ensure that your shares of common stock are represented and voted at the special meeting.

  Your vote is very important. Even if you plan to attend the special meeting, we encourage you to submit a proxy as soon as possible.

Q:
What is the proposed merger and what effects will it have on Forescout?

A:
The proposed merger is the acquisition of Forescout by Parent. If the proposal to adopt the merger agreement is approved by Forescout stockholders and the other closing conditions under the merger agreement are satisfied or waived, Merger Sub will merge with and into Forescout, with Forescout continuing as the surviving corporation. As a result of the merger, Forescout will become a wholly owned indirect subsidiary of Parent, and our common stock will no longer be publicly traded and will be delisted from Nasdaq. In addition, our common stock will be deregistered under the Exchange Act, and we will no longer file periodic reports with the SEC.

Q:
What will I receive if the merger is completed?

A:
Upon completion of the merger, you will be entitled to receive $33.00 in cash, without interest and less any applicable withholding taxes, for each share of common stock that you own, unless you have properly exercised, and not validly withdrawn or subsequently lost, your appraisal rights under the DGCL, and certain other conditions under the DGCL are satisfied. For example, if you own 100 shares of common stock, you will receive $3,300.00 in cash in exchange for your shares of common stock, without interest and less any applicable withholding taxes.

Q:
How does the per share merger consideration compare to the market price of the common stock?

A:
The per share merger consideration represents a premium of approximately (1) 30 percent over Forescout's closing share price of $25.45 on October 18, 2019, the last full trading day prior to disclosure by Corvex Management LP and Jericho Capital Asset Management L.P. on October 21, 2019, that they agreed to form a "group" with respect to their respective investments in Forescout; and (2) 18 percent over Forescout's closing share price of $27.98 on February 5, 2020, the last full trading day prior to the announcement of the merger.

Q:
What will the holders of Forescout stock-based awards and Forescout options receive in the merger?

A:
At the effective time of the merger, each vested full-value award, will be cancelled and converted into the right to receive an amount in cash equal to (1) $33.00 (less the purchase price per share, if any, of such vested full-value award) multiplied by (2) the total number of shares of common stock then subject to the vested full-value award.

  At the effective time of the merger, each unvested full-value award will be continued and provide its holder the right to receive an amount equal to the product of (1) $33.00 (less the purchase price per share, if any, of such unvested full-value award), and (2) the total number of shares of common stock then subject to the unvested full-value award, which amount will be paid either in cash or in stock of the surviving corporation or a parent corporation thereof, at Parent's election, and on the same vesting schedule, and subject to the same terms and conditions as the unvested Forescout stock-based award to which it relates.

  At the effective time of the merger, each Forescout option that is outstanding and unexercised as of immediately prior to the effective time of the merger, whether vested or unvested, will accelerate vesting in full and be cancelled and provide its holder a right to receive an amount in cash equal to (1) the excess, if any, of $33.00 over the exercise price per share of the Forescout option, multiplied by (2) the total number of shares of common stock then issuable upon exercise in full of the Forescout option. Any Forescout option with an exercise price per share equal to or greater than $33.00 will be cancelled without any cash payment.

Q:
What will happen to the ESPP?

A:
From and after the date of the merger agreement, no further offering period or purchase period will commence under the ESPP and no participant may increase his or her rate of payroll deductions under the ESPP. Any offering period or purchase period under the ESPP that otherwise would be in progress as of the effective time of the merger will be terminated no later than one business day prior to the date on which the effective time of the merger occurs. We will make any adjustments that may be necessary or advisable to reflect the shortened offering period or purchase period, but otherwise will treat such shortened offering period or purchase period as a fully effective and completed offering period or purchase period for all purposes pursuant to the ESPP. Each outstanding purchase right under the ESPP will be exercised as of no later than one business day prior to the date on which the effective time of the merger occurs. On such exercise date, we will apply the funds credited as of such date under the ESPP within each participant's account to the purchase of whole shares of common stock in accordance with the terms of the ESPP and, promptly thereafter, will refund any remaining amounts credited to each such account to the applicable participant. Immediately prior to and effective as of the effective time of the merger (but subject to the consummation of the merger), we will terminate the ESPP.

Q:
What am I being asked to vote on at the special meeting?

A:
You are being asked to vote on the following proposals:

•
to adopt the merger agreement pursuant to which Merger Sub will merge with and into Forescout and Forescout will become a wholly owned indirect subsidiary of Parent;

  •
  to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Forescout to our named executive officers in connection with the merger; and

  •
  to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

Q:
When and where is the special meeting?

A:
The special meeting will take place on [    •    ], 2020, at [    •    ], Pacific time, at [    •    ].

Q:
Who is entitled to vote at the special meeting?

A:
All Forescout stockholders as of the close of business on [    •    ], 2020, which is the record date for the special meeting, are entitled to vote their shares of common stock at the special meeting. As of the close of business on the record date, there were [    •    ] shares of common stock outstanding and entitled to vote at the special meeting. Each share of common stock outstanding as of the record date is entitled to one vote per share on each matter properly brought before the special meeting.

Q:
What vote is required to approve the proposal to adopt the merger agreement?

A:
The affirmative vote of the holders of a majority of the outstanding shares of common stock is required to adopt the merger agreement.

  The failure of any stockholder of record to (1) submit a signed proxy card; (2) grant a proxy over the internet or by telephone; or (3) vote in person by ballot at the special meeting will have the same effect as a vote "AGAINST" the proposal to adopt the merger agreement. If you hold your shares in "street name," the failure to instruct your bank, broker or other nominee how to vote your shares will have the same effect as a vote "AGAINST" the proposal to adopt the merger agreement. Abstentions will have the same effect as a vote "AGAINST" the proposal to adopt the merger agreement.

Q:
What vote is required to approve (1) the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Forescout to its named executive officers in connection with the merger; and (2) the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting?

A:
Approval of the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Forescout to our named executive officers in connection with the merger requires the affirmative vote of holders of a majority of the shares of common stock present in person or represented by proxy at the special meeting and entitled to vote on the proposal.

  Approval of the proposal to adjourn the special meeting to a later date or dates to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting requires the affirmative vote of holders of a majority of the shares of common stock issued and outstanding present in person or represented by proxy, at the special meeting and entitled to vote on the proposal.

  The failure of any stockholder of record to: (1) submit a signed proxy card; (2) grant a proxy over the internet or by telephone; or (3) vote in person by ballot at the special meeting will not have any effect on the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Forescout to our named executive officers in connection with the merger, or the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting, except to the extent that such failure affects obtaining a quorum at the meeting. If you hold your shares in "street name," the failure to instruct your bank, broker or other nominee how to vote your shares will not have any effect on these proposals, except to the extent that such failure affects obtaining a quorum at the meeting. In all cases, abstentions will have the same effect as a vote "AGAINST" these proposals.

Q:
What do I need to do now?

A:
We encourage you to read this proxy statement, the annexes to this proxy statement and the documents that we refer to in this proxy statement carefully and consider how the merger affects you. Then, even if you expect to attend the special meeting, please sign, date and return, as promptly as possible, the enclosed proxy card (a prepaid reply envelope is provided for your convenience), or grant your proxy electronically over the internet or by telephone (using the instructions found on the proxy card), so that your shares can be voted at the special meeting. If you hold your shares in "street name," please refer to the voting instruction form provided by your bank, broker or other nominee to vote your shares. Please do not send your stock certificates with your proxy card.

Q:
How does the Forescout Board recommend that I vote?

A:
The Forescout Board unanimously recommends that you vote: (1) "FOR" the adoption of the merger agreement; (2) "FOR" the compensation that will or may become payable by Forescout to our named executive officers in connection with the merger; and (3) "FOR" the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

Q:
What happens if the merger is not completed?

A:
If the merger agreement is not adopted by Forescout stockholders or if the merger is not completed for any other reason, Forescout stockholders will not receive any payment for their shares of common stock. Instead: (1) Forescout will remain an independent public company; (2) the common stock will continue to be listed and traded on Nasdaq and registered under the Exchange Act; and (3) we will continue to file periodic reports with the SEC.

  In specified circumstances in which the transaction is terminated, Forescout has agreed to pay Parent (or its designee) a termination fee. In specified circumstances in which the transaction is terminated, Parent has agreed to pay Forescout a reverse termination fee, the payment of which has been guaranteed by the guarantors.

  For more information, see the section of this proxy statement captioned "The Merger Agreement—Termination Fees and Remedies."

Q:
What is the compensation that will or may become payable by Forescout to its named executive officers in connection with the merger?

A:
The compensation that will or may become payable by Forescout to our named executive officers in connection with the merger is certain compensation that is tied to or based on the merger and payable to certain of Forescout's named executive officers pursuant to underlying plans and arrangements that are contractual in nature. Compensation that will or may become payable by Parent or its affiliates (including, following the consummation of the merger, the surviving corporation) to our named executive officers in connection with or following the merger is not subject to this advisory vote. For further information, see the section of this proxy statement captioned "Proposal 2: Approval of, on a Non-Binding, Advisory Basis, Certain Merger—Related Executive Compensation Arrangements."

Q:
Why am I being asked to cast a vote to approve the compensation that will or may become payable by Forescout to our named executive officers in connection with the merger?

A:
Forescout is required to seek approval, on a non-binding, advisory basis, of compensation that will or may become payable by Forescout to our named executive officers in connection with the merger. Approval of the compensation that will or may become payable by Forescout to our named executive officers in connection with the merger is not required to consummate the merger.

Q:
What will happen if Forescout stockholders do not approve the compensation that will or may become payable by Forescout to its named executive officers in connection with the merger?

A:
Approval of the compensation that will or may become payable by Forescout to our named executive officers in connection with the merger is not a condition to consummation of the merger. This is an advisory vote and will not be binding on Forescout or Parent. The underlying plans and arrangements providing for such compensation are contractual in nature and are not, by their terms, subject to stockholder approval. Accordingly, if the merger agreement is adopted by Forescout stockholders and the merger is consummated, the compensation that will or may become payable by Forescout to our named executive officers in connection with the merger will or may be paid to Forescout's named executive officers even if Forescout stockholders do not approve such compensation.

Q:
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, to be the "stockholder of record." If you are a stockholder of record, this proxy statement and your proxy card have been sent directly to you by or on behalf of Forescout. As a stockholder of record, you may attend the special meeting and vote your shares in person by ballot.

  If your shares are held through a bank, broker or other nominee, you are considered the "beneficial owner" of shares of common stock held in "street name." If you are a beneficial owner of shares of common stock held in "street name," this proxy statement has been forwarded to you by your bank, broker or other nominee who is considered, with respect to those shares, to be the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other nominee how to vote your shares by following their instructions for voting. You are also invited to attend the special meeting. However, because you are not the stockholder of record, you may not vote your shares in person by ballot at the special meeting unless you provide a "legal proxy" from your bank, broker or other nominee giving you the right to vote your shares at the special meeting.

Q:
If my broker holds my shares in "street name," will my broker vote my shares for me?

A:
No. Your bank, broker or other nominee is permitted to vote your shares on any proposal currently scheduled to be considered at the special meeting only if you instruct your bank, broker or other nominee how to vote. You should follow the procedures provided by your bank, broker or other nominee to vote your shares. Without instruction, your shares will not be counted for the purpose of obtaining a quorum or voted on the proposals, which will have the same effect as if you voted "AGAINST" adoption of the merger agreement, but will have no effect on the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by

  Forescout to our named executive officers in connection with the merger or the adjournment proposal, except to the extent affecting the obtaining of a quorum at the meeting

Q:
How may I vote?

A:
If you are a stockholder of record (that is, if your shares of common stock are registered in your name with Computershare Trust Company, N.A., our transfer agent), there are four ways to vote:

•
by signing, dating and returning the enclosed proxy card (a prepaid reply envelope is provided for your convenience);

•
by visiting the internet address on your proxy card;

•
by calling the toll-free (within the U.S. or Canada) phone number on your proxy card; or

•
by attending the special meeting and voting in person by ballot.

  The control number located on your proxy card is designed to verify your identity and allow you to vote your shares of common stock and to confirm that your voting instructions have been properly recorded when voting electronically over the internet or by telephone. Although there is no charge for voting your shares, if you vote electronically over the internet or by telephone, you may incur costs such as internet access and telephone charges for which you will be responsible.

  Even if you plan to attend the special meeting in person, you are strongly encouraged to vote your shares of common stock by proxy. If you are a stockholder of record or if you obtain a "legal proxy" to vote shares that you beneficially own, you may still vote your shares of common stock in person by ballot at the special meeting even if you have previously voted by proxy. If you are present at the special meeting and vote in person by ballot, your vote will revoke any previously submitted proxy.

  If your shares are held in "street name" through a bank, broker or other nominee, you may vote through your bank, broker or other nominee by completing and returning the voting instruction form provided by your bank, broker or other nominee, or, if such a service is provided by your bank, broker or other nominee, electronically over the internet or by telephone. To vote over the internet or by telephone through your bank, broker or other nominee, you should follow the instructions on the voting instruction form provided by your bank, broker or nominee. However, because you are not the stockholder of record, you may not vote your shares in person by ballot at the special meeting unless you provide a "legal proxy" from your bank, broker or other nominee giving you the right to vote your shares at the special meeting.

Q:
May I attend the special meeting and vote in person?

A:
Yes. Subject to the requirements described in this proxy statement, all Forescout stockholders of record as of the record date may attend the special meeting and vote in person. Seating will be limited. All attendees will need to present a form of government-issued photo identification to be admitted to the special meeting. Beneficial owners of shares held in "street-name" will also need to present proof of ownership of shares of common stock, such as a bank or brokerage account statement. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the special meeting.

  Even if you plan to attend the special meeting in person, to ensure that your shares will be represented at the special meeting, we encourage you to sign, date and return the enclosed proxy card (a prepaid reply envelope is provided for your convenience) or grant your proxy electronically over the internet or by telephone (using the instructions found on the proxy card). If you attend the special meeting and vote in person by ballot, your vote will revoke any proxy previously submitted.

  If, as of the record date, you are a beneficial owner of shares held in "street name," you may not vote your shares in person at the special meeting unless you provide a "legal proxy" from your bank, broker or other nominee giving you the right to vote your shares in person at the special meeting. Otherwise, you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form provided by your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals to be considered at the special meeting without your instructions. Without your instructions, your shares will not be counted for purposes of a quorum or voted at the meeting, which will have the same effect as voting against the adoption of the merger agreement.

Q:
What is a proxy?

A:
A proxy is your legal designation of another person, referred to as a "proxy," to vote your shares of common stock. The written document describing the matters to be considered and voted on at the special meeting is called a "proxy statement." The document used to designate a proxy to vote your shares of common stock is called a "proxy card." You may follow the instructions on the proxy card to designate a proxy by telephone or by the Internet in the same manner as if you had signed, dated and returned a proxy card. Michael DeCesare, Darren J. Milliken and Christopher Harms, each with full powers of substitution and resubstitution, are the proxy holders for the special meeting.

Q:
May I change my vote after I have mailed my signed and dated proxy card?

A:
Yes. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is voted at the special meeting by:

•
signing another proxy card with a later date and returning it to us prior to the special meeting;

•
submitting a new proxy electronically over the internet or by telephone after the date of the earlier submitted proxy;

•
delivering a written notice of revocation to our Corporate Secretary; or

•
attending the special meeting and voting in person by ballot.

  If you hold your shares of common stock in "street name," you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote in person at the special meeting if you obtain a "legal proxy" from your bank, broker or other nominee giving you the right to vote your shares at the special meeting.

Q:
If a stockholder gives a proxy, how are the shares voted?

A:
Regardless of the method you choose to vote, the individuals named on the enclosed proxy card will vote your shares in the way that you direct.

  If you sign and date your proxy card but do not mark the boxes showing how your shares should be voted on a matter, the shares represented by your properly signed proxy will be voted as recommended by the Forescout Board with respect to each proposal. This means that they will be voted: (1) "FOR" the adoption of the merger agreement; (2) "FOR" the compensation that will or may become payable by Forescout to our named executive officers in connection with the merger; and (3) "FOR" the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

Q:
Should I send in my stock certificates now?

A:
No. After the merger is completed, you will receive a letter of transmittal containing instructions for how to send your stock certificates or surrender your book-entry shares to the payment agent in order to receive the appropriate cash payment for the shares of common stock represented by your stock certificates. Unless you are seeking appraisal, you should use the letter of transmittal to exchange your stock certificates or book-entry shares for the cash payment to which you are entitled. Please do not send your stock certificates with your proxy card.

Q:
What happens if I sell or transfer my shares of common stock after the record date but before the special meeting?

A:
The record date for the special meeting is earlier than the date of the special meeting and the expected effective date of the merger. If you sell or transfer your shares of common stock after the record date but before the special meeting, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you sell or transfer your shares and each of you notifies Forescout in writing of such special arrangements, you will transfer the right to receive the per share merger consideration with respect to such shares, if the merger is completed, to the person to whom you sell or transfer your shares, but you will retain your right to vote those shares at the special meeting. Even if you sell or transfer your shares of common stock after the record date, we encourage you to sign, date and return the enclosed proxy card (a prepaid reply envelope is provided for your convenience) or grant your proxy electronically over the internet or by telephone (using the instructions found on the proxy card).

Q:
What should I do if I receive more than one set of voting materials?

A:
Please sign, date and return (or grant your proxy electronically over the internet or by telephone for) each proxy card and voting instruction form that you receive to ensure that all of your shares are voted.

  You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction forms, if your shares are registered differently or are held in more than one account. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction form for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote all voting materials that you receive.

Q:
Where can I find the voting results of the special meeting?

A:
If available, Forescout may announce preliminary voting results at the conclusion of the special meeting. Forescout intends to publish final voting results in a Current Report on Form 8-K to be filed with the SEC following the special meeting. All reports that Forescout files with the SEC are publicly available when filed. See the section of this proxy statement captioned "Where You Can Find More Information."

Q:
Will I be subject to U.S. federal income tax upon the exchange of common stock for cash pursuant to the merger?

A:
If you are a U.S. Holder (as defined under the section of this proxy statement captioned "The Merger—Material U.S. Federal Income Tax Consequences of the Merger"), the exchange of common stock for cash pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes, which generally will require a U.S. Holder to recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash received by such U.S. Holder in the merger and such U.S. Holder's adjusted tax basis in the shares of common stock surrendered in the merger.

  A Non-U.S. Holder (as defined in the section of this proxy statement captioned "The Merger—Material U.S. Federal Income Tax Consequences of the Merger") generally will not be subject to U.S. federal income tax with respect to the exchange of common stock for cash in the merger unless such Non-U.S. Holder has certain connections to the United States, but may be subject to backup withholding tax unless the Non-U.S. Holder complies with certain certification procedures or otherwise establishes a valid exemption from backup withholding tax.

  Because particular circumstances may differ, we recommend that you consult your own tax advisor to determine the U.S. federal income tax consequences relating to the merger in light of your own particular circumstances and any consequences arising under U.S. federal non-income tax laws or the laws of any state, local or foreign taxing jurisdiction. This discussion is provided for general information only and does not constitute legal advice to any holder. A more complete description of material U.S. federal income tax consequences of the merger is provided in the section of this proxy statement captioned "The Merger—Material U.S. Federal Income Tax Consequences of the Merger."

Q:
When do you expect the merger to be completed?

A:
We currently expect to complete the merger in the second quarter of 2020. However, the exact timing of completion of the merger, if at all, cannot be predicted because the merger is subject to the closing conditions specified in the merger agreement, many of which are outside of our control.

Q:
What governmental and regulatory approvals are required?

A:
Under the terms of the merger agreement, the merger cannot be completed until the waiting period applicable to the merger under the HSR Act has expired or been terminated. Additionally, under the terms of the merger agreement, the merger cannot be completed until affirmative approval or clearance required under certain other applicable foreign antitrust laws have been obtained.

  The waiting period under the HSR Act was early terminated as of 5:15 p.m., Eastern time, on February 24, 2020.

Q:
Am I entitled to appraisal rights under the DGCL?

A:
If the merger is consummated, Forescout stockholders who (1) do not vote in favor of the adoption of the merger agreement; (2) continuously hold their shares of common stock through the effective time of the merger; (3) properly perfect appraisal of their shares; (4) meet certain other conditions and statutory requirements as described in this proxy statement; and (5) do not withdraw their demands or otherwise lose their rights to appraisal, will be entitled to seek appraisal of their shares in connection with the merger under Section 262 of the DGCL. This means that such stockholders will be entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash of the "fair value" of their shares, exclusive of any elements of value arising from the accomplishment or expectation of the merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest on the amount determined by the Delaware Court of Chancery to be fair value from the effective date of the merger through the date of payment of the judgment at a rate of five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment, compounded quarterly (except that, if at any time before the entry of judgment in the proceeding, the surviving corporation makes a voluntary cash payment to each stockholder seeking appraisal, interest will accrue thereafter only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery; and (2) interest theretofore accrued, unless paid at that time). The surviving corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment. Stockholders who wish to seek appraisal of their shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights due to the complexity of the appraisal process. The DGCL requirements for exercising appraisal rights are described in additional detail in this proxy statement, which description is qualified in its entirety by Section 262 of the DGCL regarding appraisal rights, attached as Annex B to this proxy statement.

Q:
Do any of Forescout's directors or officers have interests in the merger that may differ from those of Forescout stockholders generally?

A:
Yes. In considering the recommendation of the Forescout Board with respect to the proposal to adopt the merger agreement, you should be aware that our directors and executive officers may have interests in the merger that are different from, or in addition to, the interests of Forescout stockholders generally. In: (1) evaluating and negotiating the merger agreement; (2) approving the merger agreement and the merger; and (3) unanimously recommending that the merger agreement be adopted by Forescout stockholders, the Forescout Board was aware of and considered these interests to the extent that they existed at the time, among other matters. For more information, see the section of this proxy statement captioned "The Merger—Interests of Forescout's Directors and Executive Officers in the Merger."

Q:
Who can help answer my questions?

A:
If you have any questions concerning the merger, the special meeting or this proxy statement, would like additional copies of the accompanying proxy statement or need help submitting your proxy or voting your shares of common stock, please contact our proxy solicitor:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Stockholders call toll-free: (888) 750-5834
Banks and brokers call collect: (212) 750-5833

FORWARD-LOOKING STATEMENTS

        This proxy statement, the documents to which we refer you in this proxy statement and information included in oral statements or other written statements made or to be made by us or on our behalf contain "forward-looking statements" that do not directly or exclusively relate to historical facts, including, without limitation, statements relating to the completion of the merger. You can typically identify forward-looking statements by the use of forward-looking words, such as "may," "should," "could," "project," "believe," "anticipate," "expect," "estimate," "continue," "potential," "plan," "forecast" and other words of similar import. Forescout stockholders are cautioned that any forward-looking statements are not guarantees of future performance and may involve significant risks and uncertainties, and that actual results may vary materially from those in the forward-looking statements. These risks and uncertainties include, but are not limited to, the risks detailed in our filings with the SEC, including in our most recent filings on Forms 10-K and 10-Q, factors and matters described or incorporated by reference in this proxy statement, and the following factors:

  •
  the inability to complete the merger due to the failure of Forescout stockholders to adopt the merger agreement or the failure to satisfy the other conditions to the completion of the merger, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval;

  •
  the risk that the merger agreement may be terminated in circumstances that require us to pay a termination fee;

  •
  the outcome of any legal proceedings that may be instituted against us and others related to the merger agreement;

  •
  risks that the merger affects our ability to retain or recruit employees;

  •
  the fact that receipt of the all-cash per share merger consideration will be taxable to Forescout stockholders that are treated as U.S. Holders (as defined under the section of this proxy statement captioned "The Merger—Material U.S. Federal Income Tax Consequences of the Merger") for U.S. federal income tax purposes;

  •
  the fact that, if the merger is completed, Forescout stockholders will forgo the opportunity to realize the potential long-term value of the successful execution of Forescout's current strategy as an independent company;

  •
  the possibility that Forescout could, at a later date, engage in unspecified transactions, including restructuring efforts, special dividends or the sale of some or all of Forescout's assets to one or more as yet unknown purchasers, that could conceivably produce a higher aggregate value than that available to Forescout stockholders in the merger;

  •
  the fact that under the terms of the merger agreement, Forescout is restrained at certain times from soliciting other acquisition proposals during the pendency of the merger;

  •
  the effect of the announcement or pendency of the merger on our business relationships, customers, operating results and business generally, including risks related to the diversion of the attention of Forescout management or employees during the pendency of the merger;

  •
  the amount of the costs, fees, expenses and charges related to the merger agreement or the merger;

  •
  the risk that the proposed merger will not be consummated in a timely manner, exceeding the expected costs of the merger;

  •
  the risk that our stock price may decline significantly if the merger is not completed; and

  •
  risks related to obtaining the requisite stockholder approval to the merger.

        Consequently, all of the forward-looking statements that we make in this proxy statement are qualified by the information contained or incorporated by reference in this proxy statement, including: (1) the information contained under this caption; and (2) information in our most recent filings on Forms 10-K and 10-Q, including the information contained under the caption "Risk Factors," and information in our consolidated financial statements and notes thereto. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements.

        Except as required by applicable law, we undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. Forescout stockholders are advised to consult any future disclosures that we make on related subjects as may be detailed in our other filings made from time to time with the SEC.

 THE SPECIAL MEETING

Date, Time and Place

        We will hold the special meeting on [    •    ], 2020, at [    •    ], Pacific time, at [    •    ].

Purpose of the Special Meeting

        At the special meeting, we will ask stockholders to vote on proposals to (1) adopt the merger agreement; (2) approve, on a non-binding, advisory basis, the compensation that will or may become payable by Forescout to our named executive officers in connection with the merger; and (3) adjourn the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

Record Date; Shares Entitled to Vote; Quorum

        Only Forescout stockholders as of the close of business on the record date are entitled to notice of, and to vote at, the special meeting. A list of stockholders of record entitled to vote at the special meeting will be available at our corporate offices located at 190 West Tasman Drive, San Jose, California 95134, during regular business hours for a period of no less than 10 days before the special meeting and at the place of the special meeting during the meeting.

        As of the record date, there were [    •    ] shares of common stock outstanding and entitled to vote at the special meeting. Each share of common stock outstanding as of the close of business on the record date is entitled to one vote per share on each matter submitted for a vote at the special meeting.

        The holders of a majority of the stock issued and outstanding and entitled to vote, and present in person or represented by proxy, shall constitute a quorum.

Vote Required; Abstentions and Broker Non-Votes

        Approval of the proposal to adopt the merger agreement requires the affirmative vote of the holders of a majority of the issued and outstanding shares of common stock. Adoption of the merger agreement by Forescout stockholders is a condition to the closing of the merger.

        Approval, on a non-binding, advisory basis, of the compensation that will or may become payable by Forescout to our named executive officers in connection with the merger requires the affirmative vote of the holders of a majority of the issued and outstanding shares of common stock, present in person or represented by proxy, at the special meeting and entitled to vote on the proposal.

        Approval of the proposal to adjourn the special meeting to a later date or dates to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting requires the affirmative vote of the holders of a majority of the issued and outstanding shares of common stock, present in person or represented by proxy, at the special meeting and entitled to vote on the proposal.

        If a stockholder abstains from voting, that abstention will have the same effect as if the stockholder voted: (1) "AGAINST" the proposal to adopt the merger agreement; (2) "AGAINST" the proposal to approve, on a non-binding, advisory basis, compensation that will or may become payable by Forescout to our named executive officers in connection with the merger; and (3) "AGAINST" any proposal to adjourn the special meeting to a later date to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting. Abstentions will be counted as present for purposes of determining whether a quorum exists.

        A "broker non-vote" generally occurs when a bank, broker or other nominee holding shares on your behalf does not vote on a proposal because the bank, broker or other nominee has not received your voting instructions and lacks discretionary power to vote your shares. We do not expect any "broker non-votes" at the special meeting, but if there are any, they will be counted for the purpose of determining whether a quorum is present. If there are broker non-votes, each broker non-vote will count as a vote "AGAINST" the proposal to adopt the merger agreement, but will have no effect on: (1) the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Forescout to our named executive officers in connection with the merger; or (2) the proposal to adjourn the special meeting to a later date to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

Shares Held by Forescout's Directors and Executive Officers

        As of the record date, our directors and executive officers beneficially owned and were entitled to vote, in the aggregate, [    •    ] shares of common stock, representing approximately [    •    ] percent of the shares of common stock outstanding as of the record date. Our directors and executive officers have informed us that they intend to vote all of their shares of common stock: (1) "FOR" the adoption of the merger agreement; (2) "FOR" the compensation that will or may become payable by Forescout to our named executive officers in connection with the merger; and (3) "FOR" the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

Voting of Proxies

        If your shares are registered in your name with our transfer agent, Computershare Trust Company, N.A., you may vote your shares by returning a signed and dated proxy card (a prepaid reply envelope is provided for your convenience), or you may vote in person by ballot at the special meeting. Additionally, you may grant a proxy electronically over the internet or by telephone by following the instructions on your proxy card. You must have the enclosed proxy card available, and follow the instructions on the proxy card, in order to grant a proxy electronically over the internet or by telephone. Based on your proxy cards or internet and telephone proxy, the proxy holders will vote your shares according to your direction.

        If you attend the special meeting and wish to vote in person, you will be given a ballot at the special meeting. All attendees will need to present a form of government-issued photo identification to be admitted to the special meeting. Beneficial owners of shares held in "street name" will also need to present proof of ownership of shares of common stock, such as a bank or brokerage account statement and must also provide a "legal proxy" from their bank or broker in order to vote in person at the special meeting. You are encouraged to vote by proxy even if you plan to attend the special meeting in person. If you attend the special meeting and vote in person by ballot, your vote will revoke any previously submitted proxy.

        All shares represented by properly signed and dated proxies received will, if received before the special meeting, be voted at the special meeting in accordance with the instructions of the stockholder. Properly signed and dated proxies that do not contain voting instructions will be voted: (1) "FOR" adoption of the merger agreement; (2) "FOR" the compensation that will or may become payable by Forescout to our named executive officers in connection with the merger; and (3) "FOR" the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

        If your shares are held in "street name" through a bank, broker or other nominee, you may vote through your bank, broker or other nominee by completing and returning the voting instruction form provided by your bank, broker or other nominee. You may also attend the special meeting and vote in person by ballot if you have a "legal proxy" from your bank, broker or other nominee giving you the right to vote your shares at the special meeting. If available by your bank, broker or other nominee, you may vote over the internet or telephone through your bank, broker or other nominee by following the instructions on the voting instruction form provided by your bank, broker or other nominee. If you do not (1) return your bank's, broker's or other nominee's voting instruction form; (2) vote over the internet or by telephone through your bank, broker or other nominee; or (3) attend the special meeting and vote in person with a "legal proxy" from your bank, broker or other nominee, it will have the same effect as if you voted "AGAINST" the proposal to adopt the merger agreement. It will not, however, have any effect on the proposals (1) to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Forescout to our named executive officers in connection with the merger; or (2) to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

Revocability of Proxies

        If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is voted at the special meeting by:

  •
  signing another proxy card with a later date and returning it to us prior to the special meeting;

  •
  submitting a new proxy electronically over the internet or by telephone after the date of the earlier submitted proxy;

  •
  delivering a written notice of revocation to our Corporate Secretary; or

  •
  attending the special meeting and voting in person by ballot.

        If you have submitted a proxy, your appearance at the special meeting, in the absence of voting in person or submitting an additional proxy or revocation, will not have the effect of revoking your prior proxy.

        If you hold your shares of common stock in "street name," you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote in person at the special meeting if you obtain a "legal proxy" from your bank, broker or other nominee giving you the right to vote your shares at the special meeting.

        Any adjournment, postponement or other delay of the special meeting, including for the purpose of soliciting additional proxies, will allow Forescout stockholders who have already sent in their proxies to revoke them at any time prior to their use at the special meeting as adjourned, postponed or delayed.

The Forescout Board's Recommendation

        The Forescout Board, after considering various factors described in the section of this proxy statement captioned "The Merger—Recommendation of the Forescout Board and Reasons for the Merger," has unanimously: (1) determined that the merger agreement, the merger and the other transactions contemplated by the merger agreement are fair to, advisable and in the best interests of Forescout and its stockholders; and (2) adopted and approved the merger agreement, the merger and the other transactions contemplated by the merger agreement.

        The Forescout Board unanimously recommends that you vote: (1) "FOR" the adoption of the merger agreement; (2) "FOR" the compensation that will or may become payable by Forescout to our named executive officers in connection with the merger; and (3) "FOR" the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

Adjournment

        In addition to the proposals to (1) adopt the merger agreement and (2) approve, on a non-binding, advisory basis, the compensation that will or may become payable by Forescout to our named executive officers in connection with the merger, Forescout stockholders are also being asked to approve a proposal to adjourn the special meeting to a later date or dates, if necessary or appropriate, to solicit additional votes or proxies in favor of the proposal to adopt the merger agreement if there are insufficient votes at the time of the special meeting to approve the merger agreement. If a quorum is not present, the chairperson of the special meeting or the stockholders entitled to vote at the special meeting, present in person or represented by proxy, may adjourn the special meeting, from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. The chairperson may also adjourn the meeting to another place, date or time, even if a quorum is present. In addition, the special meeting could be postponed before it commences, subject to the terms of the merger agreement. If the special meeting is adjourned or postponed, Forescout stockholders who have already submitted their proxies will be able to revoke them at any time before they are voted at the special meeting.

Solicitation of Proxies

        The expense of soliciting proxies will be borne by Forescout. We have retained Innisfree M&A Incorporated, a professional proxy solicitation firm, to assist in the solicitation of proxies, and provide related advice and informational support during the solicitation process, for a fee of up to $37,500, plus reasonable out-of-pocket expenses. We will indemnify this firm against losses arising out of its provisions of these services on our behalf. In addition, we may reimburse banks, brokers and other nominees representing beneficial owners of shares of common stock for their expenses in forwarding soliciting materials to such beneficial owners. Proxies may also be solicited by our directors, officers and employees, personally or by telephone, email, fax or over the internet. No additional compensation will be paid for such services.

Anticipated Date of Completion of the Merger

        We currently expect to complete the merger in the second quarter of 2020. However, the exact timing of completion of the merger, if at all, cannot be predicted because the merger is subject to the closing conditions specified in the merger agreement, many of which are outside of our control.

Appraisal Rights

        If the merger is consummated, Forescout stockholders who (1) do not vote in favor of the adoption of the merger agreement; (2) continuously hold their shares through the effective time of the merger; (3) properly perfect appraisal of their shares; (4) meet certain other conditions and statutory requirements described in this proxy statement; and (5) do not withdraw their demands or otherwise lose their rights to appraisal will be entitled to seek appraisal of their shares in connection with the merger under Section 262 of the DGCL. This means that such stockholders will be entitled to seek appraisal of their shares by the Delaware Court of Chancery and to receive payment in cash of the "fair value" of their shares of common stock, exclusive of any elements of value arising from the accomplishment or expectation of the merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest on the amount determined by the Delaware Court of Chancery to be fair value from the effective date of the merger through the date of payment of the judgment at a rate of five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment, compounded quarterly (except that, if at any time before the entry of judgment in the proceeding, the surviving corporation makes a voluntary cash payment to each stockholder seeking appraisal, interest will accrue thereafter only upon the sum of

(1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery; and (2) interest theretofore accrued, unless paid at that time). The surviving corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment. Due to the complexity of the appraisal process, stockholders who wish to seek appraisal of their shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights.

        Stockholders considering seeking appraisal should be aware that the fair value of their shares as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the value of the consideration that they would receive pursuant to the merger agreement if they did not seek appraisal of their shares.

        Only a stockholder of record may submit a demand for appraisal. To exercise appraisal rights, the stockholder of record must (1) submit a written demand for appraisal to Forescout before the vote is taken on the proposal to adopt the merger agreement; (2) not vote, in person or by proxy, in favor of the proposal to adopt the merger agreement; (3) continue to hold the subject shares of common stock of record through the effective time of the merger; and (4) strictly comply with all other procedures for exercising appraisal rights under the DGCL. The failure to follow exactly the procedures specified under the DGCL may result in the loss of appraisal rights. In addition, the Delaware Court of Chancery will dismiss appraisal proceedings in respect of Forescout unless certain conditions are satisfied by the stockholders seeking appraisal. The requirements under Section 262 of the DGCL for exercising appraisal rights are described in further detail in this proxy statement, which description is qualified in its entirety by Section 262 of the DGCL, the relevant section of the DGCL regarding appraisal rights, a copy of which is attached as Annex B to this proxy statement. If you hold your shares of common stock through a bank, broker or other nominee and you wish to exercise appraisal rights, you should consult with your bank, broker or other nominee to determine the appropriate procedures for the making of a demand for appraisal on your behalf by your bank, broker or other nominee.

Other Matters

        At this time, we know of no other matters to be voted on at the special meeting. If any other matters properly come before the special meeting, your shares of common stock will be voted in accordance with the discretion of the appointed proxy holders.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on [    •    ], 2020

        This proxy statement is available on our website at www.forescout.com under the Investor Relations tab.

Householding of Special Meeting Materials

        We have adopted a procedure approved by the SEC called "householding." Under this procedure, stockholders who have the same address and last name will receive only one copy of this proxy statement unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure reduces printing costs, postage fees and the use of natural resources. Each stockholder who participates in householding will continue to be able to access or receive a separate proxy card upon request. If you wish to receive a separate set of our disclosure documents at this time, please notify us by sending a written request to Investor Relations, Forescout Technologies, Inc., 190 West Tasman Drive, San Jose, California 95134 or by telephone at (408) 213-3191.

        If you are a stockholder who has multiple accounts in your name or you share an address with other stockholders and would like to receive a single set of our disclosure documents for your household, you may notify your broker, if your shares are held in a brokerage account, or you may contact our Corporate Secretary using the contact method above, if you hold registered shares.

Questions and Additional Information

        If you have any questions concerning the merger, the special meeting or this proxy statement, would like additional copies of this proxy statement or need help submitting your proxy or voting your shares of common stock, please contact our proxy solicitor at:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Stockholders call toll-free: (888) 750-5834
Banks and brokers call collect: (212) 750-5833

THE MERGER

        The rights and obligations of the parties to the merger agreement are governed by the specific terms and conditions of the merger agreement and not by any summary or other information provided in this proxy statement. Therefore, this discussion of the merger is qualified in its entirety by reference to the merger agreement, a copy of which is attached as Annex A to this proxy statement and incorporated into this proxy statement by reference. You should read the entire merger agreement carefully as it is the legal document that governs the merger.

Parties Involved in the Merger

  Forescout Technologies, Inc.
  190 West Tasman Drive
  San Jose, California 95134
  (866) 377-8771

        Forescout provides security at first sight. Forescout delivers device visibility and control to enable enterprises and government agencies to gain complete situational awareness of their environment and orchestrate action.

        Forescout's common stock is listed on Nasdaq under the symbol "FSCT."

  Ferrari Group Holdings, L.P.
  c/o Advent International Corporation
  800 Boylston Street
  Boston, Massachusetts 02199
  (617) 951-9400

        Parent was formed on January 31, 2020, solely for the purpose of engaging in the transactions contemplated by the merger agreement and has not engaged in any business activities other than as incidental to its formation and in connection with the transactions contemplated by the merger agreement and arranging of the equity financing and any debt financing in connection with the merger.

  Ferrari Merger Sub, Inc.
  c/o Advent International Corporation
  800 Boylston Street
  Boston, Massachusetts 02199
  (617) 951-9400

        Merger Sub is a wholly owned indirect subsidiary of Parent and was formed on January 31, 2020, solely for the purpose of engaging in the transactions contemplated by the merger agreement. Merger Sub has not engaged in any business activities other than as incidental to its formation and in connection with the transactions contemplated by the merger agreement and the arranging of the equity financing and any debt financing in connection with the merger. Upon completion of the merger, Merger Sub will cease to exist and Forescout will continue as the surviving corporation.

  Advent International Corporation
  800 Boylston Street
  Boston, Massachusetts 02199
  (617) 951-9400

        Advent is one of the largest and most experienced global private equity firms, which has invested $48 billion in over 350 private equity investments across 41 countries since 1989. Parent and Merger Sub are each affiliated with the Advent Funds. In connection with the transactions contemplated by the merger agreement, the Advent Funds have severally and not jointly committed to capitalize Parent on the closing date of the merger with an equity contribution in an aggregate amount of up to

$1,341,000,000, on the terms and subject to the conditions set forth in an equity commitment letter. This amount will be used to fund a portion of the aggregate purchase price and the other payments contemplated by the merger agreement (in each case, pursuant to the terms and conditions as described further in this proxy statement under the caption "—Financing of the Merger").

Effect of the Merger

        Upon the terms and subject to the conditions of the merger agreement, and in accordance with the DGCL, at the effective time of the merger, (1) Merger Sub will merge with and into Forescout; (2) the separate existence of Merger Sub will cease; and (3) Forescout will continue as the surviving corporation in the merger and a wholly owned indirect subsidiary of Parent.

        As a result of the merger, Forescout will cease to be a publicly traded company, its common stock will be delisted from Nasdaq and deregistered under the Exchange Act and Forescout will no longer file periodic reports with the SEC. If the merger is completed, you will not own any shares of capital stock of the surviving corporation.

        The effective time of the merger will occur upon the filing of a certificate of merger with, and acceptance of that certificate by, the Secretary of State of the State of Delaware (or at a later time as we, Parent and Merger Sub may agree and specify in such certificate of merger).

Effect on Forescout if the Merger is Not Completed

        If the merger agreement is not adopted by Forescout stockholders, or if the merger is not completed for any other reason, Forescout stockholders will not receive any payment for their shares of common stock in connection with the merger. Instead, (1) Forescout will remain an independent public company; (2) our common stock will continue to be listed and traded on Nasdaq and registered under the Exchange Act; and (3) we will continue to file periodic reports with the SEC. In addition, if the merger is not completed, we expect that: (1) our management will continue to operate the business as it is currently being operated; and (2) Forescout stockholders will continue to be subject to the same risks and opportunities to which they are currently subject, including risks related to the highly competitive industry in which Forescout operates and adverse economic conditions.

        Furthermore, if the merger is not completed, and depending on the circumstances that cause the merger not to be completed, the price of our common stock may decline significantly. In that case, it is uncertain when, if ever, the price of our common stock will return to the price at which it trades as of the date of this proxy statement.

        Accordingly, there can be no assurance as to the effect of the merger not being completed on the future value of your shares of common stock. If the merger is not completed, the Forescout Board will continue to evaluate and review, among other things, Forescout's business, operations, strategic direction and capitalization, and will make whatever changes it deems appropriate. If the merger agreement is not adopted by Forescout stockholders or if the merger is not completed for any other reason, Forescout's business, prospects or results of operation may be adversely impacted.

        In specified circumstances in which the transaction is terminated, Forescout has agreed to pay Parent (or its designee) the applicable termination fee.

Per Share Merger Consideration

        Upon the terms and subject to the conditions of the merger agreement, at the effective time of the merger:

  •
  each share of common stock that is (1) held by Forescout as treasury stock; (2) owned by Parent or Merger Sub; or (3) owned by any direct or indirect wholly owned subsidiary of Parent or

    Merger Sub as of immediately prior to the effective time of the merger will be cancelled and extinguished without any conversion thereof or consideration paid therefor;

  •
  each share of common stock that is issued and outstanding as of immediately prior to the effective time of the merger (other than the shares identified in the prior bullet and shares of common stock held by Forescout stockholders who have (1) neither voted in favor of the adoption of the merger agreement nor consented thereto in writing; and (2) properly and validly exercised their statutory rights of appraisal in respect of such shares in accordance with the DGCL) will be cancelled and extinguished and automatically converted into the right to receive cash in an amount equal to the per share merger consideration; and

  •
  each certificate formerly representing any shares of common stock or any book-entry shares that represented shares of common stock immediately prior to the effective time of the merger will automatically be cancelled and retired and all such shares will cease to exist and will thereafter only represent the right to receive the per share merger consideration.

        At or prior to the closing of the merger, a sufficient amount of cash will be deposited with a designated payment agent to pay the aggregate per share merger consideration. Once a Forescout stockholder has provided the payment agent with his, her or its stock certificates (or an affidavit of loss in lieu of a stock certificate) or customary agent's message with respect to book-entry shares, appropriate letter of transmittal and other items specified by the payment agent, then the payment agent will pay the stockholder the appropriate portion of the aggregate per share merger consideration. For more information, see the section of this proxy statement captioned "The Merger Agreement—Payment Agent, Exchange Fund and Exchange and Payment Procedures."

        After the merger is completed, each Forescout stockholder will have the right to receive the per share merger consideration for each share of common stock that such stockholder owned, as described in the section of this proxy statement captioned "The Merger Agreement—Conversion of Shares," but will no longer have any rights as a Forescout stockholder (except that Forescout stockholders who properly and validly exercise and perfect, and do not validly withdraw or subsequently lose, their appraisal rights will have the right to receive payment for the "fair value" of their shares, determined pursuant to an appraisal proceeding contemplated by the DGCL as described below under the section of this proxy statement captioned "The Merger—Appraisal Rights").

Background of the Merger

        The following chronology summarizes the key meetings and events that led to the signing of the Merger Agreement. This chronology does not purport to catalogue every conversation of or among the Forescout Board or its committees, Forescout's representatives, and other parties. Other than as described below, there have been no material contacts between Forescout and Advent in the past two years.

        The Forescout Board regularly evaluates Forescout's strategic direction and ongoing business plans with a view toward strengthening Forescout's business and enhancing stockholder value. As part of this evaluation, the Forescout Board has, from time to time, considered a variety of strategic alternatives. These have included, among others, (1) the continuation of Forescout's current business plan with Forescout remaining as a standalone entity; (2) the investment in, and development of, new products; (3) potential expansion opportunities through acquisitions, partnerships or other commercial relationships; (4) the sale of Forescout; and (5) capital raising activities.

        During the second half of 2019, Michael DeCesare, Forescout's President, Chief Executive Officer and member of the Forescout Board, met with a senior executive of a company with whom Forescout has ongoing business relationships. We refer to this company as "Strategic A." At various points during these conversations, the Strategic A executive expressed informal interest in an acquisition of Forescout by Strategic A. These discussions were highly preliminary and, prior to November 2019, never advanced beyond the informal stage. Mr. DeCesare regularly updated the Forescout Board about these discussions.

        On October 10, 2019, Forescout publicly announced that, for the third quarter of 2019, it preliminarily expected both total revenue and non-GAAP (as defined in the section of this proxy statement captioned "—Financial Forecasts") operating loss to be below Forescout's prior public guidance.

        On October 21, 2019, Corvex Management LP and Jericho Capital Asset Management L.P. publicly disclosed that they had formed a "group" to work together to engage with Forescout regarding Forescout's business and prospects. We refer to these stockholders, together with their applicable affiliates, as the "Corvex/Jericho Group." At the time of the October 21, 2019, disclosure, the Corvex/Jericho Group beneficially owned approximately 14.5 percent of the common stock.

        Following the disclosures by the Corvex/Jericho Group, certain members of the Forescout Board spoke informally with one another and members of Forescout management about the disclosures by the Corvex/Jericho Group and various options available to Forescout. A focus of these discussions was the likelihood that certain stockholders may seek strategic, operational or other changes at Forescout given (1) the substantial position of the Corvex/Jericho Group in Forescout's stock; (2) the recent announcement that Forescout's results for the third quarter of 2019 would be below Forescout's prior public guidance; and (3) Forescout's ongoing transition toward a subscription-based business model. These directors and members of Forescout management also discussed the retention of a financial advisor to assist Forescout in connection with its engagement with the Corvex/Jericho Group and, if determined appropriate by the Forescout Board, any review of strategic alternatives available to Forescout. These directors and members of Forescout management determined that it would be appropriate to contact Morgan Stanley about its ability to serve as Forescout's financial advisor in view of Morgan Stanley's familiarity with Forescout, as well as its qualifications, expertise, international reputation and knowledge of the industry in which Forescout operates, and its experience in similar situations.

        At various points from October 21, 2019, until February 6, 2020, the Forescout Board and the Strategic Committee (as defined below) met to discuss the Corvex/Jericho Group and stockholder activism more broadly. During this period, at the direction and under the supervision of the Forescout Board and the Strategic Committee, members of Forescout management and representatives of Morgan Stanley engaged in discussions with representatives of the Corvex/Jericho Group concerning Forescout. At times during these discussions, representatives of the Corvex/Jericho Group expressed their view to Forescout management and representatives of Morgan Stanley that (1) Forescout's business model transition was likely to be challenging and take several years to complete; (2) a sale of Forescout in the near term could be an attractive option for Forescout stockholders in view of these challenges; and (3) if Forescout were to pursue a sale, it should do so quickly. Certain of these discussions occurred after Forescout entered into limited duration confidentiality agreements with the Corvex/Jericho Group prior to the public announcement of Forescout's final results for the third quarter of 2019 on November 6, 2019.

        On October 28, 2019, the Forescout Board approved the retention of Morgan Stanley as Forescout's financial advisor to advise the Forescout Board with respect to stockholder activism and a review of strategic alternatives available to Forescout. The Forescout Board also established a strategic committee (which we refer to as the "Strategic Committee") to, among other things, oversee and coordinate Forescout's response to stockholder activism generally (and the Corvex/Jericho Group specifically) and, if determined appropriate by the Forescout Board, oversee a review of strategic alternatives. The Strategic Committee was formed in light of (1) the potentially significant workload that could be involved in relation to Forescout's engagement with stockholders; (2) the possibility that Forescout could elect to evaluate a broad range of strategic alternatives and the workload associated with that decision; (3) the possibility that Forescout management may need feedback and direction on relatively short notice; and (4) the benefits and convenience of having a subset of independent directors authorized to oversee and direct the process of considering strategic alternatives (should the Forescout Board determine to undertake that effort). The Forescout Board authorized the Strategic Committee, among other things, to (1) oversee and provide assistance to Forescout management and Forescout's advisers with respect to engagement with Forescout's stockholders; (2) if determined appropriate, explore, evaluate, consider, review and negotiate the terms and conditions of any transaction relating to any sale of Forescout, and to take such other actions with respect to any such transaction as the Strategic Committee deemed necessary, appropriate or advisable; (3) determine whether any proposed sale of Forescout is fair to, and in the best interests of, Forescout and Forescout stockholders; and (4) recommend to the Forescout Board what action, if any, should be taken by Forescout with respect to any such transaction. The Forescout Board retained the power and authority to approve the final decision on a sale of Forescout, and it was understood that the Forescout Board would continue to have an active role in the consideration of strategic alternatives, including any sale of Forescout. The Forescout Board appointed Theresia Gouw, Mark Jensen and Enrique Salem as the members of the Strategic Committee. The Forescout Board did not provide for the payment of any compensation to the members of the Strategic Committee in consideration of their service on the committee.

        Later on October 28, 2019, Forescout formally retained Morgan Stanley.

        On October 31, 2019, the Forescout Board met, with members of Forescout management and representatives of each of Wilson Sonsini Goodrich & Rosati, Professional Corporation, outside counsel to Forescout (which we refer to as "Wilson Sonsini"), and Morgan Stanley in attendance. Members of Forescout management (1) reviewed Forescout's results for the third quarter of 2019; and (2) provided their perspective on Forescout's projected results for the fourth quarter of 2019, considering, among other things, Forescout's sales pipeline and competitive positioning. The representatives of Wilson Sonsini discussed with the members of the Forescout Board their fiduciary duties as directors. The representatives of Morgan Stanley reviewed with the Forescout Board various matters related to the Corvex/Jericho Group and the likely perspectives of other Forescout stockholders regarding Forescout. Included in this discussion were various considerations related to future interactions between the Corvex/Jericho Group and Forescout, as well as an analysis of various strategic or operational changes that the Corvex/Jericho Group might desire that Forescout undertake (including a sale of Forescout). The representatives of Morgan Stanley also discussed the major strategic alternatives available to Forescout, including (1) the continuation of Forescout's current business plan with Forescout remaining as a standalone company; (2) accelerating Forescout's business model transition; and (3) a sale of Forescout. As part of this discussion, the representatives of Morgan Stanley provided Morgan Stanley's current view as to the most likely potential strategic and financial acquirers of Forescout, based on (1) Morgan Stanley's judgment and experience; (2) the strategic fit of Forescout with each potential acquirer; and (3) the ability and likelihood of each potential acquirer to engage in an acquisition of Forescout. After considering Forescout's near- and long-term prospects as a standalone company, the Forescout Board determined that a sale of Forescout in the near-term could be in the best interests of Forescout and its stockholders. As a result, the Forescout Board determined to explore, following the public announcement of Forescout's final results for the third quarter of 2019, a possible sale of Forescout through a targeted private process focused on the strategic and financial buyers identified by Morgan Stanley (and agreed to by the Forescout Board or the Strategic Committee) as the most likely to have an interest in acquiring Forescout. The Forescout Board believed that a targeted private process had the greatest potential to minimize the risk of unwanted public disclosure and speculation that Forescout was pursuing a sale at a time when Forescout was already subject to speculation concerning its future given the disclosures of the Corvex/Jericho Group. The Forescout Board believed that public disclosure and speculation concerning Forescout would be harmful to Forescout's business and competitive position, as well as to its relationships with employees, customers and prospects. The Forescout Board instructed the Strategic Committee to supervise this process.

        On November 2, 2019, the Forescout Board met, with members of Forescout management and representatives of each of Wilson Sonsini and Morgan Stanley in attendance. Members of Forescout management provided additional perspective and analysis on Forescout's projected results for the fourth quarter of 2019. The representatives of Morgan Stanley continued to discuss with the Forescout Board the strategic alternatives available to Forescout, including (1) the continuation of Forescout's current business plan with Forescout remaining as a standalone company; (2) accelerating Forescout's business model transition; and (3) a sale of Forescout. The Forescout Board discussed and confirmed its decision from October 31, 2020, that it wished to keep private the process of exploring a sale of Forescout given the Forescout Board's continuing desire to minimize disruption to Forescout and its business, employees, customers and prospects.

        On November 4, 2019, the Strategic Committee met, with members of Forescout management and representatives of each of Wilson Sonsini and Morgan Stanley in attendance. The representatives of Morgan Stanley discussed a proposed list of 12 potential acquirers (composed of six strategic acquirers (including Strategic A) and six financial acquirers (including Advent)) that, in Morgan Stanley's view, were the most likely to have an interest in an acquisition of Forescout based on (1) Morgan Stanley's judgment and experience; (2) the strategic fit of Forescout with each potential acquirer; and (3) the ability and likelihood of each potential acquirer to engage in an acquisition of Forescout. The Strategic Committee approved Morgan Stanley contacting these potential acquirers about their interest in an acquisition of Forescout following the announcement of Forescout's final results for the third quarter of 2019 on November 6, 2019. The representatives of Wilson Sonsini discussed with the members of the Forescout Board their fiduciary duties as directors. Mr. Salem described his business relationship with one of the potential acquirers (which was not Advent) and informed the Strategic Committee that he had decided to recuse himself from any discussions or decisions of the Strategic Committee related to the potential acquisition of Forescout if that potential acquirer pursued an acquisition of Forescout. From this point forward, Mr. Salem recused himself from the portions of any meetings of the Strategic Committee or the Forescout Board at which discussions concerning an acquisition of Forescout occurred. However, Mr. Salem did participate in the meeting of the Forescout Board on February 5, 2020, during which the Forescout Board approved the merger.

        On November 6, 2019, Forescout publicly announced its final results for the third quarter of 2019. As previously disclosed, both total revenue and non-GAAP (as defined in the section of this proxy statement captioned "—Financial Forecasts") operating loss were below Forescout's prior public guidance.

        Beginning on November 6, 2019, Morgan Stanley started contacting the 12 potential acquirers approved by the Strategic Committee. Throughout November 2019 and into early December 2019, Morgan Stanley arranged meetings and calls between members of Forescout management and the potential strategic and financial acquirers approved by the Strategic Committee to review Forescout's business and historical and projected operating and financial results.

        On November 11, 2019, Bloomberg published an article speculating that Forescout was pursuing a sale process.

        On November 13, 2019, Strategic A informed Morgan Stanley that, although it could see a strategic fit with Forescout, it was not interested in pursuing an acquisition at that time.

        On November 15, 2019, the Strategic Committee met, with members of Forescout management and representatives of each of Wilson Sonsini and Morgan Stanley in attendance. The representatives of Wilson Sonsini discussed with the members of the Strategic Committee their fiduciary duties as directors. The representatives of Morgan Stanley provided an update on the status of the ongoing process relating to the potential sale of Forescout, including as to the status of each potential acquirer's interest in an acquisition of Forescout. The representatives of Morgan Stanley noted that following the publication of the Bloomberg article on November 11, 2019, a financial acquirer contacted Morgan

Stanley on an unsolicited basis to express its desire to explore a potential acquisition of Forescout. In view of this party's interest and its experience and reputation, the Strategic Committee approved including this financial acquirer in the targeted sale process.

        Throughout the sale process overseen by the Strategic Committee, Morgan Stanley contacted six potential strategic acquirers (including Strategic A) and seven potential financial acquirers (including Advent) regarding their interest in an acquisition of Forescout. Of these, 10 entered into, or were already party to, confidentiality agreements with Forescout. These confidentiality agreements do not prohibit the counterparty from making non-public acquisition proposals to Forescout.

        On November 19 and November 20, 2019, the Forescout Board held a regularly scheduled meeting. Forescout's historical practice is for Forescout management to review an early draft of Forescout's operating plan with the Forescout Board in November of each year, with the operating plan finalized following the completion of Forescout's fiscal year. Consistent with that practice, during a portion of this meeting, which was attended by members of Forescout management and representatives of each of Wilson Sonsini and Morgan Stanley, members of Forescout management reviewed with the Forescout Board preliminary drafts of the Target Plan (as defined under the section of this proxy statement captioned "—Financial Forecasts") and the Preliminary Alternate Plan (as defined under the section of this proxy statement captioned "—Financial Forecasts"). Forescout management also described the process of preparing the Target Plan and the Preliminary Alternate Plan (including their present "tops-down" nature), as well as the additional work to be undertaken to finalize Forescout's operating plan for further review by the Forescout Board. For additional information on the Target Plan and the Preliminary Alternate Plan, see the section of this proxy statement captioned "—Financial Forecasts." The Forescout Board approved Morgan Stanley providing the Target Plan to potential acquirers in order to assist the potential acquirers with their valuation work. Morgan Stanley subsequently provided this information. The representatives of Morgan Stanley also provided an update on the status of the ongoing process relating to the potential sale of Forescout, including as to the status of each potential acquirer's interest in an acquisition of Forescout.

        On November 22, 2019, the Strategic Committee met, with members of Forescout management and representatives of each of Wilson Sonsini and Morgan Stanley in attendance. The representatives of Morgan Stanley provided an update on the status of the ongoing process relating to the potential sale of Forescout, including as to the status of each potential acquirer's interest in an acquisition of Forescout and the management meetings held to date. The members of the Strategic Committee discussed (1) Forescout's expected financial results in the fourth quarter of 2019 and 2020 and beyond; and (2) the continued business opportunities and challenges faced by Forescout.

        By the end of November 2019, Forescout management had held management presentations with Strategic B (as defined below) and Strategic C (as defined below). A management presentation with an additional potential strategic acquirer was in the process of being scheduled for early December 2019. Of the six potential strategic acquirers contacted by Morgan Stanley concerning an acquisition of Forescout, three (including Strategic A but not including Strategic B, Strategic C or the potential strategic acquirer that had not yet received a management presentation) had informed Morgan Stanley that they would not proceed with additional consideration of an acquisition of Forescout. Also by this time, Forescout management had held management presentations with all seven potential financial acquirers, and two had informed Morgan Stanley that they would not proceed with additional consideration of an acquisition of Forescout.

        On December 5, 2019, the Strategic Committee met, with members of Forescout management and representatives of each of Wilson Sonsini and Morgan Stanley in attendance. The representatives of Wilson Sonsini discussed with the members of the Strategic Committee their fiduciary duties as directors. The representatives of Morgan Stanley provided an update on the status of the ongoing process relating to the potential sale of Forescout, including as to the status of each potential acquirer's interest in an acquisition of Forescout. The members of the Strategic Committee discussed (1) the Target Plan and the Preliminary Alternate Plan (including the assumptions regarding Forescout's business included in those plans); and (2) Forescout's forecasted financial results for 2020 and beyond.

        Also on December 5, 2019, Morgan Stanley sent letters to the two potential strategic acquirers and five potential financial acquirers that were still actively engaged in considering an acquisition of Forescout (the management presentation for an additional potential strategic acquirer had not yet been held and, as a result, this party was not sent this letter). These letters requested the submission of preliminary, nonbinding indications of interest no later than December 16, 2019. The letter was reviewed and approved by members of the Strategic Committee prior to its distribution.

        On December 10, 2019, the Strategic Committee met, with members of Forescout management and representatives of each of Wilson Sonsini and Morgan Stanley in attendance. The representatives of Wilson Sonsini discussed with the members of the Strategic Committee their fiduciary duties as directors. The members of Forescout management further described the Target Plan and the Preliminary Alternate Plan and the material assumptions in each, as well as preliminary results for Forescout's fourth quarter of 2019. The representatives of Morgan Stanley provided an update on the status of the ongoing process relating to the potential sale of Forescout, including as to the status of each potential acquirer's interest in an acquisition of Forescout. During this update, the representatives of Morgan Stanley informed the Strategic Committee that one of the potential strategic acquirers (which we refer to as "Strategic B") had informed Morgan Stanley in writing that, although it was interested in further exploring an acquisition of Forescout, it was not prepared to do so until after Forescout publicly announced its results for the fourth quarter of 2019 (which was expected to occur in early February 2020). Of the potential strategic acquirers included in the process being coordinated by Morgan Stanley, Strategic B was expressing, as of that time, the strongest level of interest in pursuing an acquisition of Forescout.

        On December 14, 2019, the Strategic Committee met, with members of Forescout management and representatives of each of Wilson Sonsini and Morgan Stanley in attendance. The representatives of Morgan Stanley discussed their preliminary financial analysis of Forescout in relation to the Target Plan and the Preliminary Alternate Plan. The Strategic Committee approved the use of both plans by Morgan Stanley for purposes of its financial analysis of Forescout.

        By December 18, 2019, Forescout received preliminary, nonbinding written indications of interest from four different potential financial acquirers concerning their respective interest in pursuing an acquisition of Forescout. Advent proposed an acquisition of Forescout for $38.00 to $41.00 per share of common stock in cash; a financial acquirer that we refer to as "Financial A" proposed an acquisition of Forescout for $36.00 to $38.00 per share of common stock in cash; a financial acquirer that we refer to as "Financial B" proposed an acquisition of Forescout for $33.50 to $40.00 per share of common stock in cash; and a financial acquirer that we refer to as "Financial C" proposed an acquisition of Forescout for $34.00 to $35.00 per share of common stock in cash. No potential strategic acquirers submitted a written indication of interest. However, Strategic B and one other potential strategic acquirer (which we refer to as "Strategic C") expressed ongoing interest in considering an acquisition of Forescout and requested updates on Forescout's results for the fourth quarter of 2019 when available. A third potential strategic acquirer was still in the process of scheduling a management presentation.

        On December 18, 2019, the Strategic Committee met, with members of Forescout management and representatives of each of Wilson Sonsini and Morgan Stanley in attendance. The representatives of Morgan Stanley reviewed the indications of interest provided by Advent, Financial A, Financial B and Financial C, as well as the statements of Strategic B and Strategic C, and the efforts to schedule a management presentation with a third potential strategic acquirer. After considering the indications of interest received, the Strategic Committee determined to invite Advent, Financial A, Financial B and Financial C to proceed with additional due diligence (including through access to an online data room)

in order to permit each of them to refine their acquisition proposals. The Strategic Committee also determined that those potential strategic acquirers (including Strategic B and Strategic C) who were still considering an acquisition should be allowed to continue with preliminary due diligence in the hopes that doing so would permit them to submit an acquisition proposal. In view of the indications of interest received and the ongoing dialogue with potential acquirers, as well as (1) the desire to limit disruption to Forescout and (2) the existing press speculation that Forescout was pursuing a sale process, the Strategic Committee determined not to instruct Morgan Stanley to contact additional potential acquirers about their interest in an acquisition of Forescout. The Strategic Committee expressed its desire to announce any sale of Forescout at the same time as the public announcement of Forescout's results for the fourth quarter of 2019 (which was expected to occur in early February 2020). Morgan Stanley subsequently informed those parties still considering an acquisition of Forescout of this timing.

        On December 20, 2019, Forescout opened an online data room containing due diligence information. Advent, Financial A, Financial B and Financial C were provided access to the data room.

        By early January 2020, representatives of Strategic A again confirmed to Mr. DeCesare that Strategic A was not prepared to pursue an acquisition of Forescout in the near term. In addition, a potential financial acquirer had informed Morgan Stanley that it would not proceed with additional consideration of an acquisition of Forescout.

        On January 3, 2020, the Strategic Committee met, with members of Forescout management and representatives of each of Wilson Sonsini and Morgan Stanley in attendance. Members of Forescout management reviewed Forescout's preliminary results for the fourth quarter of 2019. These results reflected revenue below Forescout's public guidance due to, among other things, continued sales weakness and a greater than expected shift away from perpetual licenses and toward term-based licenses. The Strategic Committee discussed how this revenue shortfall (and the related failure to achieve Forescout's public guidance) was likely to negatively impact Forescout's stock price and could potentially impact the amount that a potential acquirer was willing to pay to acquire Forescout. The representatives of Morgan Stanley provided an update on the status of the ongoing process relating to the potential sale of Forescout, including that no potential strategic acquirers were pursuing an acquisition at this point and that Financial B had decreased its level of activity related to considering an acquisition. The members of the Strategic Committee also discussed various potential terms to be included in the draft merger agreement, including a "go shop" provision that would permit Forescout, for a specified period, to affirmatively solicit alternative transactions following entry into the merger agreement. The Strategic Committee concluded that a "go shop" provision might have significant value given the statements by Strategic B that it may further consider an acquisition of Forescout after the public announcement of Forescout's results for the fourth quarter of 2019.

        On January 6, 2020, the Strategic Committee met, with members of Forescout management and representatives of each of Wilson Sonsini and Morgan Stanley in attendance. Members of Forescout management further reviewed Forescout's preliminary results for the fourth quarter of 2019, as well as forecasts of Forescout's sales pipeline for 2020. The Strategic Committee instructed Morgan Stanley to provide a summary of these preliminary results to Advent, Financial A, Financial B, Financial C, Strategic B and Strategic C. Morgan Stanley subsequently provided this information.

        On January 8, 2020, the Strategic Committee authorized Advent, Financial A and Financial C to begin contacting potential debt financing sources in order to allow these parties to conduct additional work in support of a possible acquisition of Forescout. The Strategic Committee determined not to allow Financial B to contact potential debt financing sources until Financial B demonstrated a deeper level of engagement in an acquisition of Forescout. At Advent's request, the Strategic Committee also authorized Advent to contact certain potential co-investors concerning their interest in partnering with Advent on an acquisition of Forescout.

        On January 10, 2020, the Strategic Committee met, with members of Forescout management and representatives of each of Wilson Sonsini and Morgan Stanley in attendance. The representatives of Morgan Stanley provided an update on the status of the ongoing process relating to the potential sale of Forescout, including with respect to the reactions of Advent, Financial A, Financial B and Financial C to Forescout's preliminary results for the fourth quarter of 2019, and the status of the ongoing due diligence reviews. The representatives of Morgan Stanley also noted that Strategic C and Financial B did not appear to be contemplating an acquisition of Forescout as they had decreased their level of activity in support of an acquisition. The Strategic Committee reviewed a draft of the merger agreement and approved it being provided to Advent, Financial A, Financial B and Financial C. The Strategic Committee concluded that the draft merger agreement should include a 45-day "go shop" period during which Forescout would be permitted to affirmatively solicit alternative transactions following entry into the merger agreement. The Strategic Committee believed that such a provision was appropriate given, among other things, (1) the desire of the Strategic Committee to announce an agreement to acquire Forescout simultaneously with the public announcement of Forescout's results for the fourth quarter of 2019; and (2) the statements by Strategic B that it may further consider an acquisition of Forescout after the public announcement of Forescout's results for the fourth quarter of 2019.

        On January 15, 2020, a draft of the merger agreement was posted to Forescout's online data room and made available to Advent, Financial A and Financial B.

        On January 17, 2020, the Strategic Committee met, with members of Forescout management and representatives of each of Wilson Sonsini and Morgan Stanley in attendance. The representatives of Morgan Stanley (1) provided an update on the ongoing process relating to the status of the potential sale of Forescout, including the status of the ongoing due diligence reviews; and (2) continued to discuss the reactions of Advent, Financial A, Financial B and Financial C to Forescout's preliminary results for the fourth quarter of 2019, including with respect to possible weakness in Forescout's sales pipeline for 2020.

        On January 22, 2020, Morgan Stanley sent letters to Advent, Financial A and Financial C requesting comments to the draft merger agreement by January 28, 2020, and final acquisition proposals by January 31, 2020.

        On January 24, 2020, the Strategic Committee met, with members of Forescout management and representatives of each of Wilson Sonsini and Morgan Stanley in attendance. The representatives of Morgan Stanley provided an update on the ongoing process relating to the status of the potential sale of Forescout, including that Financial A did not appear to be contemplating an acquisition of Forescout as it had decreased its level of activity in support of an acquisition. Members of Forescout management described their evolving understanding of the trends that impacted Forescout's results for the fourth quarter of 2019 and the negative impact that those trends were likely to have on Forescout's results for 2020 and beyond. They also discussed Forescout's sales pipeline for 2020, which reflected greater weakness than originally anticipated. Although members of Forescout management expressed their belief that the 2020 financial results contemplated by the Target Plan were still achievable, they informed the Strategic Committee that it was likely that Forescout's 2020 financial results would be below the estimates in the Target Plan and the Preliminary Alternate Plan.

        On January 27, 2020, the Strategic Committee met, with members of Forescout management and representatives of each of Wilson Sonsini and Morgan Stanley in attendance. The representatives of Morgan Stanley described recent conversations with representatives of Financial A. During these conversations, the representatives of Financial A stated that, as a result of Forescout's preliminary results for the fourth quarter of 2019, Financial A (1) was not going to make a revised acquisition proposal because its updated view of valuation for Forescout would likely be below $30.00 per share; and (2) believed that Forescout should proceed with its scheduled earnings announcement on

February 6, 2020, after which the parties could potentially resume discussions regarding an acquisition. In view of these conversations with Financial A and the lack of engagement by Financial B, the Strategic Committee believed that only Advent and Financial C were still considering a potential acquisition of Forescout prior to the public announcement of Forescout's results for the fourth quarter of 2019. The members of Forescout management further described their evolving understanding of the trends that impacted Forescout's results for the fourth quarter of 2019 and the negative impact that those trends were likely to have on Forescout's expected results for 2020. They also again reviewed Forescout's sales pipeline for 2020 (which continued to be impacted by greater weakness than originally anticipated). The members of Forescout management described their current expectations for Forescout's public guidance for the first quarter and full year of 2020, respectively, which guidance included the information contained in the Illustrative Guidance (as defined under the section of this proxy statement captioned "—Financial Forecasts"); such guidance would be released, in the absence of a sale of Forescout, in connection with Forescout's results for the fourth quarter of 2019. Together with the Strategic Committee, the members of Forescout management reviewed a draft of the Alternate Plan (as defined under the section of this proxy statement captioned "—Financial Forecasts"), including its "bottoms-up" nature. For additional information on the Alternate Plan, see the section of this proxy statement captioned "—Financial Forecasts." The members of Forescout management also described the potential negative impact that Forescout's results for the fourth quarter of 2019 and expected financial guidance for 2020 could have, individually and collectively, on Forescout's stock price. The Strategic Committee approved the use of the (1) Alternate Plan (in lieu of the Preliminary Alternate Plan), (2) Target Plan and (3) Illustrative Guidance for purposes of Morgan Stanley's financial analysis of Forescout. The Strategic Committee instructed Morgan Stanley to provide the Alternate Plan to Advent and Financial C. Morgan Stanley subsequently provided this information.

        By January 29, 2020, Forescout received revised drafts of the proposed merger agreement from Advent and Financial C. Both Advent and Financial C removed the "go shop" provision from their respective drafts of the merger agreement.

        On January 31, 2020, the Strategic Committee met, with members of Forescout management and representatives of each of Wilson Sonsini and Morgan Stanley in attendance. The representatives of Morgan Stanley described discussions with each of Advent and Financial C about the Alternate Plan, and noted that Advent and Financial C were continuing to review the Alternate Plan. The representatives of Wilson Sonsini discussed the draft merger agreements received from Advent and Financial C. The Strategic Committee provided guidance and input to Wilson Sonsini on the appropriate response to the revised drafts of the merger agreement received from Advent and Financial C, including that the Strategic Committee was not willing to eliminate the "go shop" provision. The Strategic Committee instructed Wilson Sonsini to provide further revised drafts of the merger agreement to Advent and Financial C.

        Also on January 31, 2019, representatives of each of Advent and Financial C separately informed Morgan Stanley that they required more time to make their final proposal given work that they and their financing sources needed to do to review and analyze the Alternate Plan. As such, the Strategic Committee, in consultation with Morgan Stanley, agreed to move the deadline for final acquisition proposals to February 3, 2020.

        On February 1, 2020, representatives of Wilson Sonsini, on behalf of Forescout, provided a revised draft of the merger agreement to representatives of Advent. Consistent with the direction of the Strategic Committee, the revised draft, among other things, reinserted the "go shop" provision and made a new proposal for the amount of the termination fee payable by Forescout in order to accept a superior acquisition proposal from a third party after entry into the merger agreement with the successful bidder.

        On February 2, 2020, representatives of Wilson Sonsini, on behalf of Forescout, provided a revised draft of the merger agreement to representatives of Financial C. Consistent with the direction of the Strategic Committee, the revised draft, among other things, reinserted the "go shop" provision and made a new proposal for the amount of the termination fee payable by Forescout in order to accept a superior acquisition proposal from a third party after entry into the merger agreement with the successful bidder.

        On February 3, 2020, the Strategic Committee met, with members of Forescout management and representatives of each of Wilson Sonsini and Morgan Stanley in attendance. The representatives of Morgan Stanley described recent conversations with representatives of Financial C. During these conversations, the representatives of Financial C expressed Financial C's (1) continued interest in acquiring Forescout; (2) need to reduce its per share price proposal (which was previously $34.00 to $35.00 in cash per share of common stock) by "a couple of dollars" per share in view of the information contained in the Alternate Plan; and (3) need for additional time to complete its work. At this point, a revised proposal had not yet been received from Advent.

        Later on February 3, 2020, Advent provided a revised proposal to acquire Forescout for $32.00 per share of common stock in cash. This proposal was accompanied by a revised draft of the merger agreement and drafts of the equity commitment letter and limited guarantee. Among other things, Advent's proposed revisions to the draft merger agreement included the removal of the "go shop" provision but accepted Forescout's proposal related to the amount of the termination fee payable by Forescout in order to accept a superior acquisition proposal from a third party after entry into the merger agreement with Advent.

        Still later on February 3, 2020, Financial A reaffirmed its overall interest in an acquisition of Forescout and its willingness to continue to discuss an acquisition following the public release of Forescout's results for the fourth quarter of 2019.

        On February 4, 2020, the Strategic Committee met, with members of Forescout management and representatives of each of Wilson Sonsini and Morgan Stanley in attendance. The representatives of Wilson Sonsini discussed with the members of the Strategic Committee their fiduciary duties as directors. The representatives of Morgan Stanley described the proposal from Advent and reminded the members of the Strategic Committee of the recent discussions with Financial C. The Strategic Committee directed Morgan Stanley to make a counterproposal to Advent contemplating an acquisition of Forescout for $34.00 per share of common stock in cash and providing for a 30-day "go shop" period. In the interest of attempting to preserve a competitive process, the Strategic Committee also instructed Morgan Stanley to make a similar proposal to Financial C and indicate that Forescout (1) was nearing a deal with another potential acquirer; and (2) was prepared to entertain an acquisition proposal of $34.00 per share of common stock in cash with a 30-day "go shop" period.

        Throughout February 4, 2020, representatives of Morgan Stanley spoke with representatives of Advent and Financial C. Advent ultimately revised its acquisition proposal to $33.00 per share of common stock in cash with a 30-day "go shop" period. Financial C continued to express an interest in working toward an acquisition but declined to make a revised acquisition proposal.

        Throughout February 4, 2020, and February 5, 2020, representatives of each of Wilson Sonsini and outside legal counsel to Advent negotiated the terms of the merger agreement and the related disclosure letter, the limited guarantee, the equity commitment and the debt commitment letter.

        On February 5, 2020, the Forescout Board met, with members of Forescout management and representatives of each of Wilson Sonsini and Morgan Stanley in attendance. The representatives of Wilson Sonsini discussed with the members of the Forescout Board their fiduciary duties as directors. The representatives of Morgan Stanley reviewed for, and discussed with, the Forescout Board the financial analysis of Morgan Stanley of the per share merger consideration based on the Target Plan, the Alternate Plan and the Illustrative Guidance. The representatives of Morgan Stanley provided the Forescout Board with customary disclosures regarding its relationships with Advent and its affiliates. The representatives of Morgan Stanley rendered to the Forescout Board Morgan Stanley's oral opinion, subsequently confirmed in writing, that, as of February 5, 2020, and based on and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth in the written opinion, the per share merger consideration to be received by the holders of shares of common stock (other than the excluded shares) pursuant to the merger agreement was fair from a financial point of view to such holders of shares of common stock. The representatives of Wilson Sonsini reviewed with the members of the Forescout Board the key terms of the merger agreement, the limited guarantee, the equity commitment letter and the debt commitment letter. The members of the Strategic Committee expressed support for the transaction with Advent. The Forescout Board, after considering the factors more fully described in this proxy statement, (1) determined that the merger agreement, the merger and the other transactions contemplated by the merger agreement are fair to, advisable and in the best interests of Forescout and its stockholders; and (2) adopted and approved the merger agreement, the merger and the other transactions contemplated by the merger agreement. The representatives of Morgan Stanley described solicitation activities that could be undertaken during the "go shop" period. The Forescout Board directed Forescout management and Morgan Stanley, under the supervision of the Strategic Committee, to engage in these activities once the merger agreement was signed and announced.

        Early on February 6, 2020, before the opening of trading of the common stock on Nasdaq, the merger agreement was signed by Forescout and Advent, and Forescout publicly disclosed the merger. Forescout also publicly announced its results for the fourth quarter of 2019.

        Also on February 6, 2020, as directed by the Forescout Board, Forescout management and representatives of Morgan Stanley began contacting each of the potential strategic and financial acquirers previously contacted (including Strategic A, Strategic B, Strategic C, Financial A, Financial B and Financial C) concerning their interest in a possible acquisition of Forescout.

        On February 7, 2020, the Corvex/Jericho Group publicly disclosed that they had terminated their "group" with respect to Forescout. Corvex Management LP also disclosed that it sold all of its shares of common stock.

        On February 12, 2020, the Strategic Committee met, with members of Forescout management and representatives of each of Wilson Sonsini and Morgan Stanley in attendance. The members of Forescout management and the representatives of Morgan Stanley described their efforts in support of soliciting an alternative transaction to the merger. The Strategic Committee instructed Morgan Stanley to contact seven additional potential strategic acquirers and four additional potential financial acquirers concerning, in each case, their interest in an acquisition of Forescout.

        On February 18, 2020, the Strategic Committee met, with members of Forescout management and representatives of each of Wilson Sonsini and Morgan Stanley in attendance. The members of Forescout management and the representatives of Morgan Stanley described their efforts in support of soliciting an alternative transaction to the merger, including as to the status of each potential acquirer's interest in an acquisition of Forescout.

        On March 2, 2020, Jericho Capital Asset Management L.P. disclosed that it sold all of its shares of common stock.

Recommendation of the Forescout Board and Reasons for the Merger

  Recommendation of the Forescout Board

        The Forescout Board unanimously: (1) determined that the merger agreement, the merger and the other transactions contemplated by the merger agreement are fair to, advisable and in the best interests of Forescout and its stockholders; and (2) adopted and approved the merger agreement, the merger and the other transactions contemplated by the merger agreement.

        The Forescout Board unanimously recommends that you vote: (1) "FOR" the adoption of the merger agreement; (2) "FOR" the compensation that will or may become payable by Forescout to our named executive officers in connection with the merger; and (3) "FOR" the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

  Reasons for the Merger

        In evaluating the merger agreement, the merger and the other transactions contemplated by the merger agreement, the Forescout Board consulted with Forescout management, Wilson Sonsini and Morgan Stanley. In recommending that Forescout stockholders vote "FOR" the adoption of the merger agreement, the Forescout Board considered a number of factors, including the following (which factors are not necessarily presented in order of relative importance), each of which the Forescout Board believed supported its determination and recommendation:

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  Financial Condition, Results of Operations and Prospects of Forescout.  The current, historical and projected financial condition, results of operations and business of Forescout, as well as Forescout's prospects and risks if it were to remain an independent company. The Forescout Board considered Forescout's current business plans, including (1) the risks and uncertainties associated with achieving and executing on Forescout's business plans in the short and long term; (2) the impact of general market, customer and competitive trends on Forescout; and (3) the general risks of market conditions that could reduce the price of the common stock. Among the potential risks identified by the Forescout Board were:

  •
  Forescout's competitive positioning and prospects as a standalone company. Included in this was the consideration of Forescout's size, as well as its strategic and financial resources, relative to those of its competitors.

  •
  Forescout's ongoing business model transition and the likely impact that this transition would have on Forescout's results of operations in the near term.

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  Forescout's sales pipeline in 2020 and beyond, as well as the status and expected execution of Forescout's sales organization.

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  Forescout's financial and operating results for the third and fourth quarters of 2019, both of which did not meet forecasts provided in Forescout's prior public guidance.

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  The historical execution of Forescout's business plan by Forescout management and their ability to continue to drive Forescout's business.

  •
  Certainty of Value.  The consideration to be received by Forescout stockholders in the merger consists entirely of cash, which provides liquidity and certainty of value. The receipt of cash consideration eliminates uncertainty and risk for Forescout stockholders related to the continued execution of Forescout's business. The Forescout Board also considered that the merger was not subject to any financing condition.

  •
  Results of Strategic Review Process.  The merger was the result of an extensive strategic review process overseen by the Strategic Committee. The Forescout Board considered that Morgan Stanley contacted six potential strategic acquirers and seven financial acquirers (including Advent) concerning their interest in an acquisition of Forescout and that of these only Advent made a proposal that was capable of being accepted. The Forescout Board also was aware of the public speculation since early November 2019 that Forescout was pursuing a sale.

  •
  Best Value Reasonably Obtainable.  The belief of the Forescout Board that the per share merger consideration represents the best value reasonably obtainable for the shares of common stock, taking into account the Forescout Board's familiarity with the business, operations, prospects, business strategy, assets, liabilities and general financial condition of Forescout on a historical and prospective basis. The Forescout Board also considered that the per share merger consideration of $33.00 constituted a premium of approximately (1) 30 percent over Forescout's closing share price of $25.45 on October 18, 2019, the last full trading day prior to disclosure by Corvex Management LP and Jericho Capital Asset Management L.P. on October 21, 2019, that they agreed to form a "group" with respect to their respective investments in Forescout; and (2) 18 percent over Forescout's closing share price of $27.98 on February 5, 2020, the last full trading day prior to the announcement of the merger.

  •
  Fairness Opinion of Morgan Stanley.  The oral opinion of Morgan Stanley, subsequently confirmed in writing, rendered to the Forescout Board, that as of February 5, 2020, and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of the review undertaken by Morgan Stanley as set forth in the written opinion, the per share merger consideration to be received by the holders of shares of common stock (other than the holders of the excluded shares) pursuant to the merger agreement was fair from a financial point of view to such holders of shares of common stock, as set forth in such opinion as more fully described below in the section of this proxy statement captioned "—Opinion of Morgan Stanley."

  •
  Potential Strategic Alternatives.  The (1) possible alternatives to the merger, including the possibility of continuing to operate Forescout as an independent entity or pursuing another transaction, and the desirability and perceived risks of those alternatives; (2) potential benefits to Forescout stockholders of these alternatives and the timing and likelihood of effecting such alternatives; and (3) Forescout Board's assessment that none of these alternatives was reasonably likely to present superior opportunities for Forescout to create greater value for Forescout stockholders, taking into account risks of execution as well as business, competitive, financial, industry, market and regulatory risks.

  •
  Permitted Solicitation of Alternative Acquisition Proposals.  The merger agreement permits Forescout and its representatives, at the direction of the Forescout Board, from the date of the merger agreement until the no-shop period start date, to (1) initiate, solicit, propose, induce or encourage any alternative acquisition proposals from third parties; (2) provide nonpublic information to third parties; and (3) participate in discussions and negotiations with third parties regarding alternative acquisition proposals.

  •
  Negotiations with Parent and Terms of the Merger Agreement.  The terms of the merger agreement, which was the product of arms'-length negotiations, and the belief of the Forescout Board that the merger agreement contained customary terms. The factors considered include (subject to the terms and conditions of the merger agreement):

  •
  Forescout's ability to affirmatively solicit alternative transactions for a period of time.

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  Forescout's ability, under certain circumstances, to furnish information to, and conduct negotiations with, third parties regarding acquisition proposals.

  •
  The Forescout Board's view that the terms of the merger agreement would be unlikely to deter third parties from making a superior proposal.

  •
  The Forescout Board's ability, under certain circumstances, to withdraw or modify its recommendation that Forescout stockholders vote in favor of the adoption of the merger agreement.

    •
    The Forescout Board's ability, under certain circumstances, to terminate the merger agreement to enter into an alternative acquisition agreement. In that regard, the Forescout Board believed that the termination fee payable by Forescout in such instance was reasonable, consistent with or below similar fees payable in comparable transactions, and not preclusive of other offers.

    •
    The limited conditions to Parent's and Merger Sub's obligation to consummate the merger, making the merger reasonably likely to be consummated.

    •
    The reverse termination fee of $111,664,539 payable by Parent in certain circumstances and the other remedies available to Forescout under the merger agreement and the limited guarantee guaranteeing payment thereof (subject to the terms and conditions of the limited guarantee).

    •
    The consummation of the merger not being subject to a financing condition.

  •
  Appraisal Rights.  The appraisal rights in connection with the merger available to Forescout stockholders who timely and properly exercise such appraisal rights under the DGCL if certain condition are met.

        In recommending that Forescout stockholders vote "FOR" the adoption of the merger agreement, the Forescout Board also considered a number of uncertainties and risks and other potentially negative factors, including the following (which factors are not necessarily presented in order of relative importance):

  •
  No Stockholder Participation in Future Growth or Earnings.  That the nature of the merger as a cash transaction means that Forescout stockholders will not participate in the future earnings or growth of Forescout and will not benefit from any appreciation in value of the surviving corporation. The Forescout Board also considered the other potential alternative strategies available to Forescout, which, despite significant uncertainty, had the potential to result in a more successful and valuable company.

  •
  Risk Associated with Failure to Consummate the Merger.  The possibility that the merger might not be consummated, and if it is not consummated, (1) Forescout's directors, senior management and other employees will have expended extensive time and effort and will have experienced significant distractions from their work during the pendency of the transaction; (2) Forescout will have incurred significant transaction costs; (3) Forescout's continuing business relationships with customers, business partners and employees may be adversely affected; (4) the trading price of the common stock could be adversely affected; (5) the reverse termination fee of $111,664,539 payable by Parent to Forescout will not be available in all instances in which the merger agreement is terminated and the reverse termination fee may not be sufficient to compensate Forescout for the damage suffered by its business as a result of the pendency of the merger or of the strategic initiatives forgone by Forescout during this period; (6) that the other contractual and legal remedies available to Forescout in the event of termination of the merger agreement may be insufficient, costly to pursue or both; (7) the potential adverse perception of the market on Forescout's prospects; and (8) the termination fee of $55,832,270 may become payable by Forescout to Parent (or its designee) upon termination of the merger agreement under specified circumstances.

  •
  Interim Restrictions on Forescout's Business Pending the Completion of the Merger.  The restrictions on the conduct of Forescout's business prior to the consummation of the merger, including the requirement that Forescout conduct its business in the ordinary course, subject to specific limitations, which may delay or prevent Forescout from undertaking strategic initiatives before the completion of the merger that, absent the merger agreement, Forescout might have pursued.

    The Forescout Board also considered the restrictions on soliciting other acquisition proposals prior to the consummation of the merger.

  •
  Effects of the Merger Announcement.  The effect of the public announcement of the merger agreement, including (1) effects on Forescout's sales, employees, customers, operating results and stock price; (2) the impact of the public announcement of the merger on Forescout's ability to attract and retain key management, sales and marketing and technical personnel; and (3) the potential for litigation in connection with the merger.

  •
  Termination Fee Payable by Forescout.  The requirement that Forescout pay Parent a termination fee under certain circumstances following termination of the merger agreement, including if the Forescout Board terminates the merger agreement to accept a superior proposal. The Forescout Board considered the potentially discouraging impact that this termination fee could have on another company's interest in making a competing proposal to acquire Forescout.

  •
  Taxable Consideration.  That the receipt of cash in exchange for shares of common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes for many Forescout stockholders.

  •
  Interests of Forescout's Directors and Executive Officers.  That Forescout's directors and executive officers may have interests in the merger that are different from, or in addition to, those of Forescout's other stockholders.

        This discussion is not meant to be exhaustive. That is, it summarizes the material factors considered by the Forescout Board in its consideration of the merger. After considering these and other factors, the Forescout Board concluded that the potential benefits of the merger outweighed the uncertainties and risks. In light of the variety of factors considered by the Forescout Board and the complexity of these factors, the Forescout Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the foregoing factors in reaching its determination and recommendations. Moreover, each member of the Forescout Board applied his or her own personal business judgment to the process and may have assigned different relative weights to the different factors. The Forescout Board adopted and approved the merger agreement, the merger and the other transactions contemplated by the merger agreement and recommended that Forescout stockholders adopt the merger agreement based upon the totality of the information presented to, and considered by, the Forescout Board.

Opinion of Morgan Stanley

        Forescout retained Morgan Stanley to provide it with financial advisory services and a financial opinion in connection with the possible sale of Forescout. The Forescout Board selected Morgan Stanley to act as its financial advisor based on Morgan Stanley's qualifications, expertise and reputation, its knowledge of and involvement in recent transactions in Forescout's industry, its knowledge of Forescout's business and affairs and its understanding of Forescout's business based on its long-standing relationship with Forescout. At the meeting of the Forescout Board on February 5, 2020, Morgan Stanley rendered its oral opinion, subsequently confirmed in writing, that as of February 5, 2020, and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth in the written opinion, the per share merger consideration to be received by the holders of shares of common stock (other than the holders of the excluded shares) pursuant to the merger agreement was fair from a financial point of view to such holders of shares of common stock.

        The full text of the written opinion of Morgan Stanley, dated as of February 5, 2020, which sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Morgan Stanley in rendering its opinion, is attached to this proxy statement as Annex C and is incorporated by reference in this proxy statement in its entirety. The summary of the opinion of Morgan Stanley in this proxy statement is qualified in its entirety by reference to the full text of the opinion. You are encouraged to read Morgan Stanley's opinion carefully and in its entirety. Morgan Stanley's opinion was directed to the Forescout Board, in its capacity as such, and addresses only the fairness from a financial point of view of the per share merger consideration to be received by the holders of shares of common stock (other than the holders of the excluded shares) pursuant to the merger agreement as of the date of the opinion and does not address the relative merits of the merger as compared to any other alternative business transaction, or other alternatives, or whether or not such alternatives could be achieved or are available. It was not intended to, and does not, constitute an opinion or a recommendation as to how Forescout stockholders should vote at the stockholders' meeting to be held in connection with the merger. The summary of the opinion of Morgan Stanley set forth below is qualified in its entirety by reference to the full text of the opinion.

        In connection with rendering its opinion, Morgan Stanley, among other things:

  •
  Reviewed certain publicly available financial statements and other business and financial information of Forescout;

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  Reviewed certain internal financial statements and other financial and operating data concerning Forescout;

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  Reviewed certain financial projections prepared by the management of Forescout and certain extrapolations prepared with guidance from the management of Forescout (which were reviewed and approved for Morgan Stanley's use by the management of Forescout) (which we refer to collectively as the "Financial Projections");

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  Discussed the past and current operations and financial condition and the prospects of Forescout with senior executives of Forescout;

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  Reviewed the reported prices and trading activity for the common stock;

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  Compared the financial performance of Forescout and the prices and trading activity of the common stock with that of certain other publicly-traded companies comparable with Forescout, and their securities;

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  Reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

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  Participated in certain discussions and negotiations among representatives of Forescout, Parent and certain other parties and their financial and legal advisors;

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  Reviewed the merger agreement, the draft commitment letters from certain equity and debt financing providers substantially in the form of the drafts dated February 3, 2020 (which we refer to as the "Financing Letters") and certain related documents; and

  •
  Performed such other analyses, reviewed such other information and considered such other factors as Morgan Stanley deemed appropriate.

        In arriving at its opinion, Morgan Stanley assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to Morgan Stanley by Forescout, and formed a substantial basis for its opinion. With respect to the Financial Projections, Morgan Stanley assumed that they had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Forescout of the future financial performance of Forescout. Morgan Stanley expressed no view as to such Financial Projections or the assumptions on which they were based. In addition, Morgan Stanley assumed that the merger will be consummated in accordance with the terms set forth in the merger agreement without any waiver, amendment or delay of any terms or conditions, including, among other things, that Parent will obtain financing in accordance with the terms set forth in the Financing Letters, and that the definitive merger agreement would not differ in any material respect from the draft thereof furnished to Morgan Stanley. Morgan Stanley assumed that, in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the proposed merger, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed merger. Morgan Stanley is not a legal, tax or regulatory advisor. Morgan Stanley is a financial advisor only and relied upon, without independent verification, the assessment of Forescout and its legal, tax or regulatory advisors with respect to legal, tax or regulatory matters. Morgan Stanley expressed no opinion with respect to the fairness of the amount or nature of the compensation to any of Forescout's officers, directors or employees, or any class of such persons, relative to the per share merger consideration to be received by the holders of shares of common stock (other than the holders of the excluded shares) in the merger. Morgan Stanley did not make any independent valuation or appraisal of the assets or liabilities of Forescout, nor was Morgan Stanley furnished with any such valuations or appraisals. Morgan Stanley's opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to Morgan Stanley as of, February 5, 2020. Events occurring after February 5, 2020 may affect Morgan Stanley's opinion and the assumptions used in preparing it, and Morgan Stanley has not assumed any obligation to update, revise or reaffirm its opinion.

  Summary of Financial Analyses

        The following is a brief summary of the material analyses performed by Morgan Stanley in connection with its oral opinion and the preparation of its written opinion letter dated February 5, 2020 to the Forescout Board. The following summary is not a complete description of Morgan Stanley's opinion or the financial analyses performed and factors considered by Morgan Stanley in connection with its opinion, nor does the order of analyses described represent the relative importance or weight given to those analyses. Some of these summaries of financial analyses include information presented in tabular format. In order to fully understand the financial analyses used by Morgan Stanley, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. The analyses listed in the tables and described below must be considered as a whole; considering any portion of such analyses and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying Morgan Stanley's opinion.

        In performing the financial analyses summarized below and in arriving at its opinion, Morgan Stanley utilized and relied upon the Target Plan, the Alternate Plan and the Illustrative Guidance, and certain financial projections based on Wall Street research reports and referred to below as the "Street Consensus." The financial projections are more fully described below in the section of this proxy statement captioned "—Financial Forecasts." In accordance with direction from the Forescout Board and the Strategic Committee, Morgan Stanley used the Target Plan, Alternate Plan and the Illustrative Guidance in its financial analyses.

  Public Trading Comparables Analysis

        Morgan Stanley performed a public trading comparables analysis, which attempts to provide an implied value of a company by comparing it to similar companies that are publicly traded. Morgan Stanley reviewed and compared certain financial estimates for Forescout with comparable publicly available consensus equity analyst research estimates for companies, selected based on Morgan Stanley's professional judgment and experience, that share similar business characteristics and have certain comparable operating characteristics including, among other things, similarly sized revenue and/or revenue growth rates, market capitalizations, profitability, scale and/or other similar operating characteristics (these companies are referred to as the "comparable companies").

        For purposes of this analysis, Morgan Stanley analyzed the multiple of aggregate value, which Morgan Stanley defined as fully-diluted market capitalization plus total debt, plus non-controlling interest, less cash and cash equivalents, to estimated revenue, for calendar years 2020 and 2021, of each of these comparable companies based on publicly available financial information compiled by Thomson Reuters for comparison purposes.

        These companies and their applicable multiples, as well as the corresponding multiples for Forescout based on the Street Consensus as of October 18, 2019 (the last full trading day prior to disclosure by Corvex Management LP and Jericho Capital Asset Management L.P. on October 21, 2019, that they agreed to form a "group" with respect to their respective investments in Forescout) and the Illustrative Guidance were the following:

	Aggregate Value to Estimated 2020 Revenue	Aggregate Value to Estimated 2021 Revenue
Security Peers
CyberArk Software Ltd	10.0x	8.5x
FireEye, Inc.	4.3x	4.0x
Fortinet, Inc.	7.8x	6.8x
Palo Alto Networks, Inc.	6.5x	5.4x
Qualys, Inc.	8.9x	7.7x
Rapid7, Inc.	8.7x	7.1x
SailPoint Technologies Holdings, Inc.	7.0x	6.0x
Splunk Inc.	9.6x	7.9x
Tenable Holdings, Inc.	6.3x	5.1x
Varonis Systems, Inc.	9.7x	8.4x
Financial Peers
Box, Inc.	3.5x	3.2x
Talend SA	4.1x	3.4x
Workiva Inc.	6.7x	5.8x
Zuora, Inc	5.6x	4.7x
Forescout (Street Consensus)	3.5x	3.0x
Forescout (Illustrative Guidance)	4.2x	—

        Based on its analysis of the relevant metrics for each of the comparable companies and upon the application of its professional judgment and experience, Morgan Stanley selected representative ranges of aggregate value to revenue multiples and applied these ranges of multiples to the estimated relevant metric for Forescout for the Target Plan, Alternate Plan and Illustrative Guidance.

        Based on the outstanding shares of common stock on a fully-diluted basis, as provided by Forescout management as of February 3, 2020 and Forescout's cash and debt as of December 31, 2019,

Morgan Stanley calculated the estimated implied value per share of common stock as of February 5, 2020 as follows:

	Selected Calendar Year Multiple Ranges	Implied Value Per Share of Common Stock ($)
Target Plan
Aggregate Value to Estimated 2020 Revenue	4.0x - 6.0x	29.27 - 42.80
Aggregate Value to Estimated 2021 Revenue	3.5x - 5.5x	29.10 - 44.47
Alternate Plan
Aggregate Value to Estimated 2020 Revenue	3.5x - 5.5x	25.72 - 39.16
Aggregate Value to Estimated 2021 Revenue	3.0x - 5.0x	23.95 - 38.47
Illustrative Guidance
Aggregate Value to Estimated 2020 Revenue	3.0x - 5.0x	20.71 - 33.07

        No company utilized in the public trading comparables analysis is identical to Forescout. In evaluating the comparable companies, Morgan Stanley made numerous assumptions with respect to industry performance, general business, regulatory, economic, market and financial conditions and other matters, many of which are beyond Forescout's control. These include, among other things, the impact of competition on Forescout's business and the industry generally, industry growth, and the absence of any adverse material change in the financial condition and prospects of Forescout and the industry, and in the financial markets in general. Mathematical analysis (such as determining the average or median) is not in itself a meaningful method of using comparable company data.

  Discounted Equity Value Analysis

        Morgan Stanley performed a discounted equity value analysis, which is designed to provide insight into the potential future equity value of a company as a function of such company's estimated future revenue. The resulting equity value is subsequently discounted to arrive at an estimate of the implied present value. In connection with this analysis, Morgan Stanley calculated a range of implied present equity values per share of the common stock on a standalone basis for each of the Target Plan and the Alternate Plan.

        To calculate these discounted equity values, Morgan Stanley utilized calendar year 2023 revenue estimates under each of the Target Plan and the Alternate Plan. Based upon the application of its professional judgment and experience, Morgan Stanley applied a forward range of aggregate value to revenue multiples (based on the range of aggregate value to revenue multiples for the comparable companies and the growth profile of Forescout under each plan) to these revenue estimates in order to reach a future implied aggregate value. Morgan Stanley then added projected net cash from such aggregate value to reach a future implied equity value, which was then divided by Forescout's projected fully diluted share count under the treasury stock method.

        In each case, Morgan Stanley then discounted the resulting implied future equity value per share at a discount rate of 10.8 percent, which rate was selected based on Forescout's estimated cost of equity, which was arrived at by applying the capital asset pricing model, to calculate the discounted equity value per share as follows:

Based on Calendar Year 2023 Estimated Revenue	Selected AV / Revenue Multiple Ranges	Implied Value Per Share of Common Stock ($)
Target Plan	4.0x - 6.0x	32.43 - 46.35
Alternate Plan	3.5x - 5.5x	25.50 - 37.89

  Discounted Cash Flow Analysis

        Morgan Stanley performed a discounted cash flow analysis, which is designed to provide an implied value of a company by calculating the present value of the estimated future cash flows and terminal value of such company. Morgan Stanley calculated a range of equity values per share for the common stock based on a discounted cash flow analysis to value Forescout as a stand-alone entity. Morgan Stanley utilized estimates from the Target Plan and Alternate Plan for purposes of its discounted cash flow analysis, as more fully described below.

        Morgan Stanley first calculated the estimated unlevered free cash flow, which is defined as earnings before interest, tax, depreciation and amortization less (1) stock-based compensation expense, (2) taxes, (3) changes in net working capital and (4) capital expenditures plus (5) changes in deferred revenue. Each of the Target Plan and Alternate Plans included estimates prepared by Forescout management through 2023. Forescout management reviewed and approved for use by Morgan Stanley extrapolations for 2024 to 2029 and the terminal value for each of the Target Plan and Alternate Plan. Morgan Stanley calculated the net present value of free cash flows for Forescout for the years 2020 through 2029. For purposes of its discounted cash flow analysis, Morgan Stanley also included the value of existing and newly created tax attributes. Morgan Stanley, for purposes of calculating the tax savings from net operating loss utilization, assumed that Forescout's net operating losses are not limited by Section 382 of the Code, have no expiration and are fully utilized over the projected period at the annual amounts available for utilization based on forecasted taxable earnings before taxes under each of the Target Plan and Alternate Plan. Based on perpetual growth rates of 2.5 percent to 3.5 percent, selected based upon the application of its professional judgment and experience, Morgan Stanley also calculated terminal values in 2029. The free cash flows and terminal values were discounted, using a mid-year convention, to present values as of December 31, 2019 at a discount rate ranging from 9.8 percent to 11.8 percent, which discount rates were selected, upon the application of Morgan Stanley's professional judgment and experience, to reflect an estimate of Forescout's weighted average cost of capital, which reflects the weighted average (by value) of (1) the estimated cost of equity determined by the application of the capital asset pricing model and (2) the estimated cost of debt.

        Based on the outstanding shares of common stock on a fully-diluted basis, as provided by Forescout management as of February 3, 2020, and Forescout's cash and debt as of December 31, 2019, Morgan Stanley calculated the estimated implied value per share of common stock as of December 31, 2019, as follows:

Implied Value Per Share of Common Stock ($)
Target Plan	29.92 - 41.98
Alternate Plan	23.66 - 33.06

  Precedent Transactions Analysis

        Morgan Stanley performed a precedent transactions analysis, which is designed to imply a value of a company based on publicly available financial terms and premia of selected transactions. Morgan Stanley compared publicly available statistics for software transactions with aggregate value greater than $1 billion since January 1, 2015. Morgan Stanley selected such comparable transactions because they shared certain characteristics with the merger, most notably because they were similar software transactions. For such transactions, Morgan Stanley noted the multiple of aggregate value of the transaction to the estimated next 12 months (which we refer to as "NTM") revenue based on publicly available information at the time of announcement of each such transaction.

        The following is a list of the software transactions reviewed, together with the applicable multiples:

Selected Software Transactions (Target/Acquiror)	AV / NTM Revenue
Apptio, Inc. / Vista Equity Partners	7.0x
AVG Technologies N.V. / Avast Software, Inc.	3.0x
Barracuda Networks, Inc. / Thoma Bravo, LLC	3.5x
BroadSoft, Inc. / Cisco Systems Inc.	4.7x
CA Technologies / Broadcom Inc.	4.3x
Carbon Black, Inc. / VMware, Inc.	8.0x
Cvent, Inc. / Vista Equity Partners	6.5x
Ellie Mae, Inc. / Thoma Bravo, LLC	6.8x
Fleetmatics Group Plc / Verizon Communications Inc.	6.3x
Gigamon Inc. / Elliott Management Corp.	3.8x
Imperva, Inc. / Thoma Bravo, LLC	4.7x
Infoblox Inc. / Vista Equity Partners	3.6x
Informatica Corp. / Permira Advisers LLC	4.3x
Instructure Inc. / Thoma Bravo, LLC	6.4x
LifeLock, Inc. / Symantec Corp.	3.3x
Marketo, Inc. / Vista Equity Partners	5.9x
McAfee, Inc. / Intel Corp.	3.3x
Qlik Technologies Inc. / Thoma Bravo, LLC	3.5x
Riverbed Technology, Inc. / Thoma Bravo, LLC	3.2x
SolarWinds Corp. / Silver Lake Partners + Thoma Bravo, LLC	7.8x
Sophos Group Plc / Thoma Bravo, LLC	5.2x
Ultimate Software Group, Inc. / Hellman & Friedman LLC	7.9x

        Based on its analysis of the relevant metrics and time frame for each of the transactions listed above and upon the application of its professional judgment and experience, Morgan Stanley selected representative ranges of the aggregate value to the estimated NTM revenue multiples of the transactions and applied these ranges of multiples to the relevant financial statistic for Forescout. With respect to the aggregate value amounts, Morgan Stanley referred to the estimate of net debt as of December 31, 2019. The following table summarizes Morgan Stanley's analysis:

Precedent Multiples	Representative Ranges	Implied Value Per Share of Common Stock ($)
Aggregate Value to Estimated NTM Target Plan Revenue	4.0x - 7.0x	29.27 - 49.57
Aggregate Value to Estimated NTM Alternate Plan Revenue	3.0x - 6.0x	22.35 - 42.52
Aggregate Value to Estimated NTM Illustrative Guidance Revenue	3.0x - 6.0x	20.71 - 39.24

        No company or transaction utilized in the precedent transactions analysis is identical to Forescout or the merger. In evaluating the precedent transactions, Morgan Stanley made numerous assumptions with respect to industry performance, general business, regulatory, economic, market and financial conditions and other matters, many of which are beyond Forescout's control. These include, among other things, the impact of competition on Forescout's business and the industry generally, industry growth, and the absence of any adverse material change in the financial condition and prospects of Forescout and the industry, and in the financial markets in general, which could affect the public trading value of the companies and the aggregate value and equity value of the transactions to which they are being compared. The fact that points in the range of implied present value per share of Forescout derived from the valuation of precedent transactions were less than or greater than the consideration is not necessarily dispositive in connection with Morgan Stanley's analysis of the consideration for the merger, but is one of many factors Morgan Stanley considered.

  Other Information

        Morgan Stanley observed additional factors that were not considered part of Morgan Stanley's financial analysis with respect to its opinion, but which were noted as reference data for the Forescout Board, including the following information described under the sections of this proxy statement captioned "—Precedent Premiums" and "—Historical Trading Ranges."

  Precedent Premiums

        Morgan Stanley noted for each of the precedent transactions described above under the section of this proxy statement captioned "—Precedent Transactions Analysis" the one-day premium to the acquired company's unaffected closing share price for the last trading day immediately prior to the announcement of such transaction. Based on its analysis of the premia for such transactions and based upon the application of its professional judgment and experience, Morgan Stanley selected a representative range of premia and applied such range to each of Forescout's closing share price on (1) October 18, 2019 (the last full trading day prior to disclosure by Corvex Management LP and Jericho Capital Asset Management L.P. on October 21, 2019, that they agreed to form a "group" with respect to their respective investments in Forescout); and (2) February 5, 2020 (the last full trading day prior to the announcement of the merger).

        The following table summarizes such calculation:

Premia	Representative Ranges	Implied Value Per Share of Common Stock ($)
Premia to 1-Day Unaffected Share Price	20 - 40%	30.54 - 35.63
Premia to 1-Day Closing Share Price	20 - 40%	33.58 - 39.17

  Historical Trading Ranges

        Morgan Stanley noted certain trading ranges with respect to the historical share prices of the common stock. Morgan Stanley reviewed a range of closing prices of the common stock for the period ending on October 18, 2019 (the last full trading day prior to disclosure by Corvex Management LP and Jericho Capital Asset Management L.P. on October 21, 2019, that they agreed to form a "group" with respect to their respective investments in Forescout) and a range of closing prices of the common stock for the period commencing on November 6, 2019 (the day Forescout filed its financial statements for the quarter ended September 30, 2019) and ending on February 5, 2020 (the last full trading day prior to the announcement of the merger). Morgan Stanley observed the following:

Period Ended October 18, 2019	Range of Trading Prices Per Share of Common Stock ($)
Last 52 Weeks	22.54 - 46.39

Period Ended February 5, 2020	Range of Trading Prices Per Share of Common Stock ($)
Since November 6, 2019	27.98 - 36.17

        Morgan Stanley observed that the common stock closed at $25.45 on October 18, 2019 (the last full trading day prior to disclosure by Corvex Management LP and Jericho Capital Asset Management L.P. on October 21, 2019, that they agreed to form a "group" with respect to their respective investments in Forescout). Morgan Stanley further observed that the common stock closed at $27.98 on February 5, 2020 (the last full trading day prior to the announcement of the merger).

  General

        In connection with the review of the merger by the Forescout Board, Morgan Stanley performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of a financial opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at its opinion, Morgan Stanley considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor it considered. Morgan Stanley believes that selecting any portion of its analyses, without considering all analyses as a whole, would create an incomplete view of the process underlying its analyses and opinion. In addition, Morgan Stanley may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of valuations resulting from any particular analysis described above should not be taken to be Morgan Stanley's view of the actual value of Forescout. In performing its analyses, Morgan Stanley made numerous assumptions with respect to industry performance, general business, regulatory, economic, market and financial conditions and other matters, many of which are beyond Forescout's control. These include, among other things, the impact of competition on Forescout's business and the industry generally, industry growth, and the absence of any adverse material change in the financial condition and prospects of Forescout and the industry, and in the financial markets in general. Any estimates contained in Morgan Stanley's analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates.

        Morgan Stanley conducted the analyses described above solely as part of its analysis of the fairness from a financial point of view of the per share merger consideration to be received by the holders of shares of common stock (other than the holders of the excluded shares) pursuant to the merger agreement and in connection with the delivery of its opinion dated February 5, 2020 to the Forescout Board. These analyses do not purport to be appraisals or to reflect the prices at which shares of common stock might actually trade.

        The per share merger consideration to be received by the holders of shares of common stock (other than the holders of the excluded shares) pursuant to the merger agreement was determined through arm's-length negotiations between Forescout and Parent and was approved by the Forescout Board. Morgan Stanley provided advice to the Forescout Board during these negotiations but did not, however, recommend any specific consideration to Forescout or the Forescout Board, nor did Morgan Stanley opine that any specific consideration constituted the only appropriate consideration for the merger. Morgan Stanley's opinion did not address the relative merits of the merger as compared to any other alternative business transaction, or other alternatives, or whether or not such alternatives could be achieved or are available. Morgan Stanley's opinion was not intended to, and does not, constitute an opinion or a recommendation as to how Forescout stockholders should vote at the special meeting.

        Morgan Stanley's opinion and its presentation to the Forescout Board was one of many factors taken into consideration by the Forescout Board to approve and adopt the merger agreement. Consequently, the analyses as described above should not be viewed as determinative of the opinion of the Forescout Board with respect to the consideration pursuant to the merger agreement or of whether the Forescout Board would have been willing to agree to different consideration. Morgan Stanley's opinion was approved by a committee of Morgan Stanley investment banking and other professionals in accordance with Morgan Stanley's customary practice.

        The Forescout Board retained Morgan Stanley based upon Morgan Stanley's qualifications, experience and expertise. Morgan Stanley is a global financial services firm engaged in the securities, investment management and individual wealth management businesses. Its securities business is engaged in securities underwriting, trading and brokerage activities, foreign exchange, commodities and derivatives trading, prime brokerage, as well as providing investment banking, financing and financial advisory services. Morgan Stanley, its affiliates, directors and officers may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for their own account or the accounts of their customers, in debt or equity securities or loans of Advent, Parent, Forescout and their respective affiliates, or any other company, or any currency or commodity, that may be involved in the merger, or any related derivative instrument. In addition, Morgan Stanley, its affiliates, directors or officers, including individuals working with Forescout in connection with the merger, may have committed and may commit in the future to invest in private equity funds managed by Advent or its affiliates.

        Under the terms of its engagement letter, Morgan Stanley provided Forescout financial advisory services and an opinion, described in this section and attached to this proxy statement as Annex C, in connection with the merger, and Forescout has agreed to pay Morgan Stanley a fee of approximately $29.9 million for its services, $7.5 million of which has been paid following delivery of the opinion described in this section and attached as this proxy statement as Annex C and the remainder of which is contingent upon the consummation of the merger. Forescout has also agreed to reimburse Morgan Stanley for certain of its expenses, including certain fees of outside counsel and other professional advisors, incurred in connection with its engagement. In addition, Forescout has agreed to indemnify Morgan Stanley and its affiliates, its and their respective officers, directors, employees and agents and each other person, if any, controlling Morgan Stanley or any of its affiliates against certain liabilities and expenses related to, arising out of or in connection with Morgan Stanley's engagement.

        In the two years prior to the date of Morgan Stanley's opinion, Morgan Stanley and its affiliates have provided financial advisory and financing services for Forescout and have received approximately $3.1 million in fees in connection with such services. In the two years prior to the date of Morgan Stanley's opinion, Morgan Stanley and its affiliates have provided financial advisory and financing services for Advent and its affiliates (an affiliate of Advent is the ultimate controlling stockholder of Parent) and have received approximately $30.0 million to $50.0 million in fees in connection with such services. Morgan Stanley may also seek to provide financial advisory and financing services to Advent, Parent and Forescout and their respective affiliates in the future and would expect to receive fees for the rendering of these services.

Financial Forecasts

        Other than in connection with its regular earnings press releases and related investor materials, Forescout does not, as a matter of course, make public projections as to its future financial performance. However, Forescout management regularly prepares internal financial forecasts regarding its future operations for subsequent fiscal years.

        In connection with Forescout's strategic planning process and the preparation of Forescout's operating plan, Forescout management prepared and provided to the Forescout Board or the Strategic Committee (as well as Morgan Stanley and potential acquirers as described below) various forward-looking financial information for fiscal years 2019 through 2023. This information included:

  •
  An operating plan that we refer to as the "Target Plan" and an operating plan that we refer to as the "Preliminary Alternate Plan."

  •
  These operating plans were prepared by Forescout management in November 2019 on a tops-down basis. Neither the Target Plan nor the Preliminary Alternate Plan reflected (1) a bottoms-up analysis of Forescout's sales pipeline (which was in process as of November 2019 and would not be completed until January 2020); (2) a bottoms-up expense analysis (which was in process as of November 2019 and would not be completed until January 2020); or (3) Forescout's results for the fourth quarter of 2019. The Target Plan and the Preliminary Alternate Plan were prepared to illustrate to the Forescout Board the degree of variability of the factors described in the preceding sentence.

    •
    Forescout management generally characterized (1) the Target Plan as reflecting the resumption of customer sales transactions with bookings of $10 million or more to levels experienced in 2017 and 2018 but not in 2019; and (2) the Preliminary Alternate Plan as reflecting the absence of such customer sales transactions.

    •
    The Forescout Board reviewed the Target Plan and the Preliminary Alternate Plan in November 2019, and they were shared with Morgan Stanley on November 20, 2019, and the Target Plan was subsequently provided to the potential acquirers.

    •
    The Forescout Board approved providing the Target Plan to potential acquirers in order to assist the potential acquirers with their valuation work.

    •
    Morgan Stanley prepared extrapolations of the Target Plan for fiscal years 2024 through 2029 based upon the guidance and direction of Forescout management.

  •
  An operating plan that we refer to as the "Alternate Plan."

  •
  The Alternate Plan was prepared in January 2020 by Forescout management on a bottoms-up basis. It reflected (1) a bottoms-up analysis of Forescout's sales pipeline; (2) a bottoms-up expense analysis; and (3) Forescout's results for the fourth quarter of 2019.

  •
  The Strategic Committee reviewed the Alternate Plan on January 27, 2020, and it was shared with Morgan Stanley on January 28, 2020.

  •
  Also at that time, the Strategic Committee approved providing the Alternate Plan to Advent and Financial C (the only two potential acquirers who were actively considering an acquisition of Forescout at that time), and the Alternate Plan was subsequently provided to both of them on January 27, 2020.

  •
  Morgan Stanley prepared extrapolations of the Alternate Plan for fiscal years 2024 through 2029 based upon the guidance and direction of Forescout management.

        We refer to the Target Plan, the Preliminary Alternate Plan and the Alternate Plan collectively as the "Forecasts." A summary of the Forecasts appears in the tables below.

        The Target Plan and the Alternate Plan, and the extrapolations of each, were used, with the approval of Forescout management, to calculate cash flows for fiscal years 2020 through 2029 for purposes of Morgan Stanley's discounted free cash flow analysis (as described in more detail under the section of this proxy statement captioned "—Opinion of Morgan Stanley").

        In late January 2020, Forescout management also provided Morgan Stanley with an illustrative revenue guidance amount of $62 million and $355 million for the first quarter and all of 2020, respectively. We refer to this as the "Illustrative Guidance." The Illustrative Guidance represented preliminary, but not finalized, revenue guidance that Forescout management shared with the Strategic Committee and Morgan Stanley.

        The Forecasts were developed by Forescout management without giving effect to the merger or any changes to Forescout's operations or strategy that may be implemented after the consummation of the merger. The Forecasts also do not take into account the effect of any failure of the transactions contemplated by the merger agreement to be completed and should not be viewed as accurate or continuing in that context.

        The Forecasts were not prepared with a view toward public disclosure or complying with accounting principles generally accepted in the United States (which we refer to as "GAAP"). In addition, the Forecasts were not prepared with a view toward complying with the guidelines established by the SEC or the American Institute of Certified Public Accountants with respect to prospective financial information. In addition, the Forecasts assume that Forescout would continue as a standalone company and do not reflect the impact of the merger (if it is completed).

        The Forecasts were prepared by, and are the responsibility of, Forescout management. In the opinion of Forescout management, the Forecasts (1) were prepared on a reasonable basis; (2) reflected the best currently available estimates and judgments; and (3) presented, to Forescout management's knowledge, the expected future financial performance of Forescout within the parameters and under the assumptions specified in preparing the Forecasts. Because the Forecasts reflect estimates and judgments, they are susceptible to sensitivities and assumptions, as well as multiple interpretations based on actual experience and business developments. The Forecasts also cover multiple years, and such information by its nature becomes less predictive with each succeeding year. The Forecasts will be affected by Forescout's ability to achieve its strategic goals, objectives and targets over the applicable periods. The Forecasts reflect assumptions as to certain business decisions that are subject to change. The Forecasts cannot, therefore, be considered a guarantee of future operating results, and should not be relied on as such.

        Neither Forescout's independent registered public accounting firm nor any other independent accountants have (1) compiled, reviewed, audited, examined or performed any procedures with respect to the Forecasts; (2) expressed any opinion or any other form of assurance on such information or the achievability of the Forecasts; or (3) assumed any responsibility for the Forecasts. Forescout's independent registered public accounting firm disclaims any association with the Forecasts.

        The Forecasts are forward-looking statements. Although the Forecasts are presented with numerical specificity, they reflect numerous assumptions and estimates as to future events made by Forescout management that Forescout management believed were reasonable at the time that the Forecasts were prepared, taking into account the relevant information available to Forescout management at that time. However, the Forecasts are not fact and should not be relied upon as being necessarily indicative of future results. Important factors that may affect actual results and cause the Forecasts not to be achieved include, among others, (1) general economic conditions; (2) the accuracy of certain accounting assumptions; (3) changes in actual or projected cash flows; (4) competitive pressures; and (5) changes in tax laws. Additional factors that may impact Forescout and its business can be found in the various risk factors included in Forescout's periodic filings with the SEC. All of these factors are difficult to predict, and many of them are outside of Forescout's control. As a result, there can be no assurance that the Forecasts will be realized, and actual results may be materially better or worse than those contained in the Forecasts. The Forecasts may differ from publicized analyst estimates and forecasts and do not consider any events or circumstances after the date that they were prepared, including the announcement of the merger. Forescout does not intend to update or otherwise revise the Forecasts to reflect circumstances existing after the date that they were made or to reflect the occurrence of future events, even if any or all of the assumptions underlying the Forecasts are shown to be in error or no longer appropriate.

        Certain of the financial measures included in the Forecasts are "non-GAAP financial measures." These are financial performance measures that are not calculated in accordance with GAAP. These non-GAAP financial measures should not be viewed as a substitute for GAAP financial measures, and may be different from non-GAAP financial measures used by other companies. Furthermore, there are limitations inherent in non-GAAP financial measures because they exclude charges and credits that are required to be included in a GAAP presentation. Accordingly, these non-GAAP financial measures should be considered together with, and not as an alternative to, financial measures prepared in accordance with GAAP.

        Financial measures included in forecasts provided to a financial advisor and a board of directors in connection with a business combination transaction, such as the Forecasts, are excluded from the definition of "non-GAAP financial measures" under applicable SEC rules and regulations. As a result, the Forecasts are not subject to SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. Reconciliations of non-GAAP financial measures were not provided to or relied upon by the Forescout Board, the Strategic Committee or Morgan Stanley. Reconciliations of non-GAAP financial measures were not provided to any potential acquirers of Forescout (including Advent). Accordingly, no reconciliation of the financial measures included in the Forecasts is provided in this proxy statement.

        By including the Forecasts in this proxy statement, neither Forescout nor any of its representatives has made or makes any representation to any person regarding Forescout's ultimate performance as compared to the information contained in the Forecasts. The inclusion of the Forecasts should not be regarded as an indication that the Forescout Board, the Strategic Committee, Forescout or any other recipient of the Forecasts considered, or now considers, the Forecasts to be predictive of actual future results. Further, the inclusion of the Forecasts in this proxy statement does not constitute an admission or representation by Forescout that the information presented is material. The Forecasts are included in this proxy statement solely to give Forescout stockholders access to the information that was made available to the Forescout Board, the Strategic Committee, Morgan Stanley and potential acquirers of Forescout (including Advent), and are not included in this proxy statement in order to influence any Forescout stockholder to make any investment decision with respect to the merger, including whether or not to seek appraisal rights with respect to the common stock or to influence the decision of any Forescout stockholder on how to vote at the special meeting.

        Forescout stockholders are cautioned not to rely on the Forecasts, as Forescout may not achieve the Forecasts whether or not the merger is completed.

  Forecasts

  Target Plan

        The following table summarizes the Target Plan for fiscal years 2019 through 2023 and the extrapolated forecast of the Target Plan for fiscal years 2024 through 2029. The extrapolations were reviewed and approved by Forescout management.

	Target Plan					Extrapolations
(Dollars in millions)(1)	2019E	2020E	2021E	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E
Revenue	$342	$389	$442	$505	$616	$732	$846	$952	$1,041	$1,105	$1,138
Non-GAAP EBIT(2)	$(36)	$13	$34	$46	$88	$121	$158	$199	$240	$280	$313
Depreciation	$12	$13	$16	$21	$26	$29	$33	$34	$36	$35	$34

EBITDA(3)	$(24)	$26	$50	$67	$114	$150	$191	$233	$276	$315	$347
Stock-based compensation	$(54)	$(50)	$(51)	$(53)	$(55)	$(55)	$(55)	$(55)	$(55)	$(55)	$(55)
Taxes	$0	$0	$0	$0	$(8)	$(16)	$(26)	$(36)	$(46)	$(56)	$(64)
Change in deferred revenue	$26	$26	$140	$180	$161	$155	$139	$116	$87	$56	$25
Change in net working capital	$(3)	$(33)	$(63)	$(30)	$(35)	$(37)	$(36)	$(33)	$(28)	$(20)	$(10)
Capital expenditures	$(8)	$(12)	$(18)	$(24)	$(32)	$(35)	$(38)	$(39)	$(39)	$(37)	$(34)

Unlevered free cash flow(4)	$(63)	$(43)	$58	$140	$145	$161	$175	$186	$195	$202	$208

(1)
Totals may not foot due to rounding.
(2)
Non-GAAP EBIT is defined as Forescout's earnings before interest and taxes and excludes stock-based compensation expense and amortization of intangible assets.
(3)
EBITDA is defined as EBIT before depreciation and amortization of intangibles assets.
(4)
Unlevered free cash flow is defined as EBITDA less (1) stock-based compensation expense, (2) taxes, (3) change in net working capital and (4) capital expenditures plus (5) change in deferred revenue.

  Preliminary Alternate Plan

        The following table summarizes the Preliminary Alternate Plan for fiscal years 2019 through 2023. The Preliminary Alternate Plan was not extrapolated.

(Dollars in millions)(1)	2019E	2020E	2021E	2022E	2023E
Revenue	$342	$356	$394	$446	$538
Non-GAAP EBIT(2)	$(36)	$(11)	$(1)	$2	$31

(1)
Totals may not foot due to rounding.
(2)
Non-GAAP EBIT is defined as Forescout's earnings before interest and taxes and excludes stock-based compensation expense and amortization of intangible assets.

  Alternate Plan

        The following table summarizes the Alternate Plan for fiscal years 2019 through 2023 and the extrapolated forecast of the Alternate Plan for fiscal years 2024 through 2029. The extrapolations were reviewed and approved by Forescout management

	Alternate Plan					Extrapolations
(Dollars in millions)(1)	2019E	2020E	2021E	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E
Revenue	$337	$386	$417	$464	$549	$635	$718	$794	$858	$905	$933
Non-GAAP EBIT(2)	$(38)	$4	$20	$33	$64	$91	$122	$156	$191	$225	$256
Depreciation	$12	$13	$16	$20	$26	$25	$27	$28	$29	$29	$28

EBITDA(3)	$(26)	$17	$36	$53	$90	$116	$149	$184	$220	$254	$284
Stock-based compensation	$(55)	$(56)	$(57)	$(58)	$(58)	$(58)	$(58)	$(58)	$(58)	$(58)	$(58)
Taxes	$0	$0	$0	$0	$(1)	$(8)	$(16)	$(24)	$(33)	$(42)	$(50)
Change in deferred revenue	$16	$36	$129	$175	$172	$157	$134	$106	$75	$46	$20
Change in net working capital	$13	$(66)	$(50)	$(35)	$(34)	$(27)	$(26)	$(24)	$(20)	$(15)	$(9)
Capital expenditures	$(8)	$(12)	$(18)	$(24)	$(32)	$(31)	$(32)	$(33)	$(32)	$(30)	$(28)

Unlevered free cash flow(4)	$(60)	$(81)	$40	$110	$137	$149	$151	$151	$152	$154	$160

(1)
Totals may not foot due to rounding.
(2)
Non-GAAP EBIT is defined as Forescout's earnings before interest and taxes and excludes stock-based compensation expense and amortization of intangible assets.
(3)
EBITDA is defined as EBIT before depreciation and amortization of intangibles assets.
(4)
Unlevered free cash flow is defined as EBITDA less (1) stock-based compensation expense, (2) taxes, (3) change in net working capital and (4) capital expenditures plus (5) change in deferred revenue.

Interests of Forescout's Directors and Executive Officers in the Merger

        When considering the recommendation of the Forescout Board that you vote to approve the proposal to adopt the merger agreement, you should be aware that our directors and executive officers have interests in the merger that are different from, or in addition to, the interests of Forescout stockholders. In (1) evaluating and negotiating the merger agreement; (2) approving the merger agreement and the merger; and (3) recommending that the merger agreement be adopted by Forescout stockholders, the Forescout Board was aware of and considered these interests to the extent that they existed at the time, among other matters. These interests are more fully described below.

  Insurance and Indemnification of Directors and Executive Officers

        Pursuant to the terms of the merger agreement, directors and officers of Forescout will be entitled to certain ongoing indemnification and insurance coverage, including under directors' and officers' liability insurance policies. For more information, see the section of this proxy statement captioned "The Merger Agreement—Indemnification and Insurance."

  Treatment of Equity-Based Awards

  Treatment of Forescout Stock-Based Awards

        As of February 21, 2020, there were outstanding awards of restricted stock units (or portions thereof) that are not Forescout PSUs (as defined below) (which we refer to as "Forescout RSUs") that cover an aggregate of 5,612,812 shares of common stock, of which Forescout RSUs covering an aggregate of 81,976 shares of common stock were held by our current non-employee directors and of which Forescout RSUs covering an aggregate of 569,773 shares of common stock were held by our current executive officers. As of the same date, there were outstanding awards of restricted stock units (or portions thereof) for which vesting is subject to the achievement of performance-based criteria (which we refer to as "Forescout PSUs") that cover an aggregate of 50,550 shares of common stock (at both the target and maximum), of which Forescout PSUs covering an aggregate of 50,550 shares of common stock (at both target and maximum) were held by our current non-employee directors and of which none were held by our current executive officers. For clarity, Forescout RSUs include those outstanding Forescout restricted stock units that were granted subject to performance-based vesting conditions but for which the performance period has ended and performance has been certified through February 21, 2020.

        At the effective time of the merger, each vested full-value award, will be cancelled and converted into and will become a right to receive an amount in cash, without interest, equal to the product of (1) the per share merger consideration (less the purchase price per share, if any, of such vested full-value award) and (2) the total number of shares of our common stock then subject to the vested full-value award.

        At the effective time of the merger, each unvested full-value award will be continued and provide to the holder of such unvested full-value award the right to receive an amount, without interest, equal to the product of (1) the per share merger consideration (less the purchase price per share, if any, of such unvested full-value award) and (2) the total number of shares of common stock then subject to the unvested full-value award, which amount will be paid either in cash or in stock of the surviving corporation or a parent corporation thereof, at Parent's election, and will be payable on the same vesting schedule, and subject to the same terms and conditions, as the unvested full-value award to which it relates.

        Any unvested full-value award that is outstanding as of immediately prior to the effective time of the merger and that had been subject to performance-based vesting with respect to a performance period that ended prior to the effective time of the merger will be continued as described in the preceding paragraph based on the portion of the unvested full-value award actually earned based on performance. Any unvested full-value award that is subject to performance-based vesting with respect to a performance period that would still be in progress as of the effective time of the merger but for any change in control-related provisions that would end such performance period prior to the effective time of the merger will be deemed earned in accordance with their terms as in effect on the date of the merger agreement). To the extent any unvested full-value award is paid in stock of the surviving corporation or a parent corporation thereof, the holder of the unvested full-value award may elect to have the minimum statutory amount of taxes withheld in respect of such payment by withholding a number of otherwise deliverable shares of stock having a value equal to such amount.

  Treatment of Forescout Options

        As of February 21, 2020, there were outstanding Forescout options to purchase an aggregate of 2,663,096 shares of common stock with an exercise price below the per share merger consideration, of which Forescout options to purchase an aggregate of 95,139 shares of common stock were held by our current non-employee directors and of which Forescout options to purchase an aggregate of 738,256 shares of common stock were held by our current executive officers.

        At the effective time of the merger, each Forescout option outstanding and unexercised as of immediately prior to the effective time of the merger, whether or not then vested in accordance with its terms, will accelerate vesting in full and be cancelled and converted into and will become a right to receive an amount in cash, without interest, equal to the product of (1) the excess, if any, of the per share merger consideration less the exercise price per share of such Forescout option, and (2) the number of shares of common stock then issuable upon exercise in full of such Forescout option. Any Forescout options for which the exercise price per share of such Forescout options is equal to or greater than the per share merger consideration will be cancelled without any cash payment being made in respect of such Forescout option. As of February 21, 2020, there were no outstanding Forescout options with an exercise price that is equal to or greater than the per share merger consideration.

  Treatment of the ESPP

        From and after the date of the merger agreement, no further offering period or purchase period will commence pursuant to the ESPP and no participant may increase his or her rate of payroll deductions under the ESPP. Any offering period or purchase period under the ESPP that otherwise would be in progress as of the effective time of the merger will be terminated no later than one business day prior to the date on which the effective time of the merger occurs. We will make any adjustments that may be necessary or advisable to reflect the shortened offering period or purchase period, but otherwise will treat such shortened offering period or purchase period as a fully effective and completed offering period or purchase period for all purposes under the ESPP. Each outstanding purchase right under the ESPP will be exercised as of no later than one business day prior to the date on which the effective time of the merger occurs. On such exercise date, we will apply the funds credited as of such date under the ESPP within each participant's account to the purchase of whole shares of common stock in accordance with the terms of the ESPP and, promptly thereafter, will refund any remaining amounts credited to each such account to the applicable participant. Immediately prior to and effective as of the effective time of the merger (but subject to the consummation of the merger), we will terminate the ESPP. Of our executive officers, Messrs. DeCesare, Harms and Abreu currently participate in the ESPP. Our non-employee directors are not eligible to participate in the ESPP.

  Equity Interests of Forescout's Directors and Executive Officers

        The following table sets forth for each person who has been a Forescout executive officer or member of the Forescout Board at any time since the beginning of Forescout's 2019 fiscal year, (1) the number of shares of common stock directly held; (2) the number of shares of common stock subject to his or her in-the-money Forescout options; and (3) the number of shares of common stock subject to his or her Forescout RSUs and Forescout PSUs (at target), assuming the following and such additional assumptions set forth in the footnotes to the table:

  •
  the Forescout options, Forescout RSUs and Forescout PSUs include those that would be outstanding as of May 1, 2020 (which, solely for purposes of this proxy statement, is the assumed closing date of the merger), in accordance with their regular vesting schedules and assuming continued service by the individual through such date;

  •
  that the values of these shares of common stock and equity awards are equal to the per share merger consideration of $33.00 (minus any applicable exercise price in the case of the in-the-money Forescout options); and

  •
  that none of the individuals exercises any of his or her Forescout options on or before May 1, 2020, and that no additional Forescout options, Forescout RSUs or Forescout PSUs are granted to any such individual on or before such date.

			In-the-Money Forescout Options(2)
					Forescout RSUs and Forescout PSUs(3)
	Shares Held Directly(1)		Number of Shares Subject to Vested Portion (#)	Value of Shares Subject to Vested Portion ($)
Name	Number of Shares (#)	Value of Shares ($)			Number of Shares (#)	Value ($)	Total ($)
Michael DeCesare	355,316	11,725,428	505,964	11,990,977	296,954	9,799,482	33,515,887
Christopher Harms(4)	124,726	4,115,958	22,212	513,541	134,295	4,431,735	9,061,234
Pedro Abreu	22,576	745,008	142,340	3,410,023	96,602	3,187,866	7,342,897
Darren J. Milliken	327	10,791	67,740	1,594,952	37,073	1,223,409	2,829,152
Theresia Gouw(5)	90,873	2,998,809	—	—	4,885	161,205	3,160,014
James Beer	13,233	436,689	—	—	29,885	986,205	1,422,894
David DeWalt	437,863	14,449,479	—	—	55,435	1,829,355	16,278,834
T. Kent Elliott(6)	30,835	1,017,555	—	—	—	—	1,017,555
Elizabeth Hackenson	—	—	—	—	13,833	456,489	456,489
Mark Jensen	—	—	95,139	2,537,111	4,885	161,205	2,698,316
Rami Kalish(7)	—	—	—	—	—	—	—
Kathy McElligott	—	—	—	—	13,833	456,489	456,489
Enrique Salem(8)	321,873	10,621,809	—	—	4,885	161,205	10,783,014
Hezy Yeshurun(9)	320,942	10,591,086	—	—	4,885	161,205	10,752,291

(1)
Represents shares of common stock directly held by the individual as of February 21, 2020, plus any shares subject to Forescout RSUs and Forescout PSUs that are scheduled to vest and be settled before May 1, 2020 (without regard to any change in control-related accelerated vesting). The amounts shown are determined assuming that no individual will dispose of shares of common stock from February 21, 2020, through May 1, 2020, and that the Forescout RSUs and Forescout PSUs scheduled to vest and be settled prior to May 1, 2020, are so settled. The number of shares shown does not include shares that the executive officer may purchase after the date of the merger agreement under the ESPP. For additional information regarding the treatment of our ESPP in the merger, see the section of this proxy statement captioned "—Interests of Forescout's Directors and Executive Officers in the Merger—Treatment of Equity-Based Awards." For additional information regarding beneficial ownership of common stock, see the section of this proxy statement captioned "Security Ownership of Certain Beneficial Owners and Management."
(2)
Represents outstanding in-the-money Forescout options held by the individual. All options held by the individuals named in the table above are in-the-money, and all such options are vested as of February 21, 2020. The values shown are determined as the excess of (1) the total number of vested shares of our common stock subject to such Forescout options multiplied by the per share merger consideration, over (2) the aggregate exercise price for such Forescout options.
(3)
Represents outstanding Forescout RSUs and Forescout PSUs at target (which also is the maximum) that are not scheduled to vest on or before May 1, 2020. The values shown with respect to Forescout RSUs and Forescout PSUs are determined as the product of the per share merger consideration, multiplied by the total number of shares of common stock subject to Forescout RSUs or Forescout PSUs, as applicable. The number of shares of common stock subject to Forescout PSUs is based on target performance (which also is the maximum under such awards). Only Mr. DeWalt holds Forescout PSUs. The aggregate target (and maximum) number of shares subject to the Forescout PSUs held by Mr. DeWalt that may become eligible to vest under such awards is 50,550. As described further in the section of this proxy statement captioned "—Interests of Forescout's Directors and Executive Officers in the Merger—Employment Agreements," pursuant to Mr. DeCesare's employment agreement and assuming Mr. DeCesare's continued employment through May 1, 2020, which solely for purposes of this proxy statement, is assumed to be the date of the closing of the merger, Mr. DeCesare's outstanding Forescout RSUs covering a total of 124,549 shares of common stock (with a value of $4,110,117, based on the per share merger consideration), will accelerate vesting as of immediately prior to the closing of the merger. This represents the portion of his Forescout RSUs that would have vested on or before the one-year anniversary of the closing of the merger that is eligible for such vesting acceleration. As described further in the sections of this proxy statement immediately below captioned "—2017 Equity Incentive Plan" and "—2000 Stock Option and Incentive Plan," Forescout RSUs and Forescout PSUs outstanding as of the date of the closing of the merger (which date, solely for purposes of this proxy statement, is assumed to be May 1, 2020) that are held by Forescout's non-employee directors will accelerate vesting in full (at target, for Forescout PSUs, which also is the maximum). In addition, each of the Forescout executive officers is eligible for vesting acceleration of his Forescout RSUs in connection with certain qualifying terminations of employment under his employment agreement. For additional information regarding the Forescout RSUs for our named executive officers, see the section of this proxy statement captioned "—Golden Parachute Compensation."
(4)
Consists of (1) 14,764 shares held of record by Mr. Harm; and (2) 109,962 shares held of record by Harms Family Trust Dated April 20, 2006, for which Mr. Harms and Cassandra R. Harms serve as trustees.

(5)
Consists of 90,873 shares held of record by the SGLG Living Trust dated 12/11/12, for which Ms. Gouw serves as trustee.
(6)
Based solely on information provided directly by Mr. Elliot to Forescout in December 2019. Mr. Elliot's service as a member of the Forescout Board ended with our annual meeting of stockholders on May 29, 2019. Mr. Elliot no longer holds any outstanding equity awards covering shares of our common stock.
(7)
Based solely on information taken from a Schedule 13G/A filed on February 12, 2020. Mr. Kalish's service as a member of the Forescout Board ended with our annual meeting of stockholders on May 29, 2019. Mr. Kalish no longer holds any outstanding equity awards covering shares of our common stock.
(8)
Consists of 196,873 shares held of record by Mr. Salem; and (2) 125,000 shares held of record by Enrique Sale 2017 Guarantor Retained Annuity Trust, for which Mr. Salem serves as trustee.
(9)
Consists of 320,942 shares held of record by the Yeshurun Family Trust.

  2017 Equity Incentive Plan

        We have granted certain Forescout RSUs and Forescout PSUs under our 2017 Equity Incentive Plan (which we refer to as the "2017 Plan") that are outstanding and held by our non-employee directors and executive officers, including pursuant to our Outside Director Compensation Policy that are held by our non-employee directors. The 2017 Plan and Outside Director Company Policy provide that in the event of a merger or change in control, with respect to awards granted to a non-employee director, the participant will fully vest in and have the right to exercise any outstanding options and stock appreciation rights and all restrictions on other outstanding awards will lapse. The 2017 Plan further provides that in connection with such vesting acceleration, with respect to any awards with performance-based vesting, all performance goals or other vesting criteria applicable to such award will be deemed achieved at 100 percent of target levels. Mr. DeWalt's award agreements governing his Forescout PSUs granted under the 2017 Plan provide that in the event of Forescout's change in control (as defined in the 2017 Plan) that occurs while the award's performance period is ongoing, the Forescout PSUs will accelerate vesting in full at target, which is also the maximum. The closing of the merger will constitute a "change in control" under the 2017 Plan.

  2000 Stock Option and Incentive Plan

        We have granted Forescout RSUs and Forescout options under our 2000 Stock Option and Incentive Plan, as amended (which we refer to as the "2000 Plan"), that are outstanding and held by our non-employee directors and executive officers. Mr. Beer holds an award of Forescout RSUs granted under the 2000 Plan, a portion of which will remain unvested as of May 1, 2020. The terms of his Forescout RSUs provide that if we are subject to a change in control while Mr. Beer is serving as a director, then the portion of the award that remains subject to the time-based vesting requirement will immediately vest and settle. The closing of the merger will constitute a "change in control" for purposes of Mr. Beer's Forescout RSUs.

  Employment Agreements

  Chief Executive Officer

        Prior to our initial public offering, on May 18, 2016, we entered into an amended and restated employment agreement with Michael DeCesare, our Chief Executive Officer and President, which was further amended on September 29, 2017. The agreement provides an initial term through December 31, 2020, with automatic renewal of successive, one-year terms thereafter unless either party provides notice of non-renewal at least 60 days prior to the renewal date, provided that any non-renewal by us will not be permitted after a definitive agreement to enter into a "change in control," as defined in the agreement, has been executed (until the change in control occurs or the transaction is abandoned).

        Mr. DeCesare's employment agreement provides that, in the event of our change in control, the vesting of Mr. DeCesare's equity awards will accelerate to the extent they would have vested on or before the one-year anniversary of the change in control, any Forescout PSUs will have the applicable performance-based criteria deemed achieved at target levels, and, if any of Mr. DeCesare's equity awards will not continue through assumption or substitution after the change in control, such award will be fully vested immediately prior to the change in control.

        Furthermore, Mr. DeCesare's employment agreement provides that if his employment is terminated by us without "cause" or by him for "good reason" during the period beginning three months before the first event that leads to our change in control through 18 months after our change in control, then, provided that Mr. DeCesare signs and does not revoke a separation agreement and such separation agreement and release becomes irrevocable within 60 days of the date his employment is terminated, he will receive:

  •
  a lump sum cash payment equal to 100 percent of the sum of (1) the greater of his then-current base salary and the base salary in effect immediately before the change in control; and (2) his target incentive opportunity;

  •
  a lump sum cash payment equal to 12 months of premiums he otherwise would be required to pay for continued post-employment group health coverage, for himself and his family, based on the benefits in effect on the date his employment is terminated; and

  •
  100 percent accelerated vesting of the unvested portion of all stock options and other stock-based awards held by him.

        The separation agreement would include, among other terms, a mutual release of claims and mutual non-disparagement obligations, as well as obligations by Mr. DeCesare relating to post-employment non-solicitation, post-employment confidentiality and certain post-employment cooperation efforts with respect to investigations, audits and other actions or proceedings relating to the period during which he was employed by us.

        Mr. DeCesare's employment agreement provides that, if any payment or benefits to him (including the payments and benefits under his employment agreement), when calculated in a manner consistent with Section 280G of the Code and the applicable regulations thereunder, would be subject to the excise tax imposed by Section 4999 of the Code, then such payments and benefits will either (1) be reduced to the largest portion of the payments and benefits that would result in no portion of the payments and benefits being subject to the excise tax; or (2) not reduced, whichever, after taking into account all applicable federal, state, and local employment taxes, income taxes and the excise tax, results in his receipt, on an after-tax basis, of the greater payments and benefits.

        For purposes of the employment agreement between us and Mr. DeCesare, the following terms have the following meanings:

        The term "cause" generally means (1) an act of dishonesty by the employee in connection with his responsibilities as an employee; (2) his being convicted of, or plea of no contest to, a felony or any crime involving fraud or embezzlement; (3) his gross misconduct in connection with the performance of his duties; (4) his willful breach of any obligations under any written agreement or covenant with us; (5) his failure to cooperate in good faith with a governmental or internal investigation of us or our directors, officers, or employees, if we requested his cooperation; or (6) his continued failure to perform his employment duties after he has received a written demand of performance from us which specifically sets forth the factual basis for our belief that he has not substantially performed his duties; provided, however, that "cause" will not be deemed to exist in the case of (5) and (6) above unless he has been provided with 30 days written notice by the Forescout Board of the act or omission constituting "cause" and 30 days opportunity to cure such act or omission, if capable of cure.

        The term "good reason" generally means the occurrence of any of the following events: (1) a material reduction of his base salary; (2) a material reduction of his then-effective target bonus; (3) a material reduction in his duties, authority, reporting relationship or responsibilities; (4) a requirement that the employee relocate more than 50 miles from his then-current office location; (5) a material violation by us of a material term of any employment, severance, or change in control agreement between him and us; or (6) a failure by any successor entity to us to assume the employment agreement; provided, however, that "good reason" will not be deemed satisfied unless the employee gives us written notice of the condition within 90 days after the condition comes into existence and we fail to remedy the condition within 30 days after receiving such written notice.

        The closing of the merger will constitute a "change in control" under Mr. DeCesare's employment agreement.

  Other Executive Officers

        Prior to our initial public offering, effective January 1, 2017, we entered into employment agreements with each of Messrs. Harms, Abreu and Milliken, which employment agreements were further amended on May 24, 2019, in the case of Mr. Abreu, and on January 1, 2020, in the case of Messrs. Harms, Abreu and Milliken. The agreements for Messrs. Harms, Abreu and Milliken each provide for a current term through December 31, 2022, with automatic renewal of successive, one-year terms thereafter unless either party provides notice of non-renewal at least 30 days prior to the renewal date, provided that in the event of our "change in control," as defined in the applicable employment agreement, the employment agreement will be extended automatically through the date that is 12 months following the change in control. In the event that a definitive agreement for a transaction that, if consummated, would result in a change in control, is entered into by us, any nonrenewal notice by us will not be permitted (until the change in control occurs or the definitive agreement is terminated).

        The employment agreements of these executive officers provide that, in the event of a change in control, if any of the executive officer's equity awards will not continue through assumption or substitution after the change in control, such award will be fully vested immediately prior to the change in control.

        Further, the employment agreements of our executive officers provide that, if the executive officer's employment is terminated by us without "cause" or by him for "good reason," as such terms are defined in the applicable employment agreement, during the period beginning three months before our change in control through 12 months after our change in control, provided he signs and does not revoke a separation agreement, he will receive:

  •
  a lump sum cash payment equal to 100 percent of the sum of (1) the greater of his then-current base salary and the base salary in effect immediately before the change in control; and (2) his target incentive opportunity;

  •
  a lump sum cash payment equal to 12 months of premiums he otherwise would be required to pay for continued post-employment group health coverage, based on the benefits in effect on the date his employment is terminated; and

  •
  100 percent accelerated vesting of the unvested portion of all stock options and other stock-based awards held by him.

        The separation agreement would include, among other terms, a release of claims in our favor, post-employment non-solicitation, non-disparagement and confidentiality obligations, on the part of the executive officer. The employment agreements of Messrs. Harms, Abreu and Milliken provide that if any payment or benefits to them (including the payments and benefits under their employment agreement), when calculated in a manner consistent with Section 280G of the Code and the applicable regulations thereunder, would be subject to the excise tax imposed by Section 4999 of the Code, then such payments and benefits will either (1) be reduced to the largest portion of the payments and benefits that would result in no portion of the payments and benefits being subject to the excise tax; or (2) not reduced, whichever, after taking into account all applicable federal, state, and local employment taxes, income taxes and the excise tax, results in their receipt, on an after-tax basis, of the greater payments and benefits.

        For purposes of the employment agreement between us and each of Messrs. Harms, Abreu and Milliken, the following terms generally have the following meanings:

        The term "cause" generally means (1) a material act of dishonesty by the executive officer in connection with his responsibilities as an employee; (2) his being convicted of, or plea of no contest to, a felony or any crime involving fraud or embezzlement; (3) his gross misconduct in connection with the performance of his duties; (4) his willful breach of any material obligations under any written agreement or covenant with us; (5) his failure to cooperate in good faith with a governmental or internal investigation of us or our directors, officers, or employees, if we requested his cooperation; or (6) his continued failure to perform his employment duties after he has received a written demand of performance from us which specifically sets forth the factual basis for our belief that he has not substantially performed his duties; provided, however, that "cause" will not be deemed to exist in the event of (5) or (6) unless the executive officer has been provided with 30 days written notice by the Forescout Board of the act or omission constituting "cause" and 30 days opportunity to cure such act or omission, if capable of cure.

        The term "good reason" generally means the occurrence of any of the following events, without the named executive officer's written consent: (1) a material reduction of his base salary; (2) a material reduction of his target cash incentive opportunity; (iii) a material reduction in his duties, authority, reporting relationship or responsibilities; (4) a requirement that the executive officer relocate more than 50 miles from his then-current office location; (5) a material violation by us of a material term of any employment, severance or change in control agreement between him and us; or (6) a failure by any successor entity to us to assume the employment agreement; provided, however, that "good reason" will not be deemed satisfied unless the executive officer gives us written notice of the condition within 90 days after the condition comes into existence, we fail to remedy the condition within 30 days after receiving notice, and he terminates his employment with us within 90 days following the expiration of our remedy period.

        The closing of the merger will constitute a "change in control" under the employment agreements of our executive officers.

  Golden Parachute Compensation

        The following table sets forth the information required by Item 402(t) of Regulation S-K regarding certain compensation for each of Forescout's named executive officers that is based on, or that otherwise relates to, the merger. This compensation is referred to as "golden parachute" compensation by the applicable SEC disclosure rules, and in this section such term is used to describe the merger-related compensation payable to Forescout's named executive officers. Forescout's "named executive officers" for purposes of the disclosure in this proxy statement are Messrs. DeCesare, Harms, Abreu and Milliken. For additional details regarding the terms of the payments quantified below, see the sections of this proxy statement captioned "—Interests of Forescout's Directors and Executive Officers in the Merger—Treatment of Equity-Based Awards" and "—Interests of Forescout's Directors and Executive Officers in the Merger—Employment Agreements."

        The amounts in the table are estimated using the following assumptions and such additional assumptions as may be set forth in the footnotes to the table:

  •
  that the effective time of the merger will occur on May 1, 2020 (which is the assumed closing date of the merger solely for purposes of this proxy statement, including this golden parachute compensation disclosure);

  •
  that the named executive officer will have a qualifying termination of his employment at the effective time of the merger that results in severance benefits becoming payable to him under his employment agreement; and

  •
  that the equity awards that are outstanding as of May 1, 2020, are the equity awards that Forescout has granted to the named executive officer through February 21, 2020.

        The amounts reported below are estimates based on these and other assumptions that may or may not actually occur or be accurate on the relevant date. Accordingly, the ultimate values to be received by a named executive officer in connection with the merger may differ from the amounts set forth below. Forescout's named executive officers will not receive pension, non-qualified deferred compensation or tax reimbursements in connection with the merger. As required by applicable SEC rules, all amounts below that are determined using the per share value of our common stock have been calculated based on the per share merger consideration.

Name	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)	Total ($)(4)
Michael DeCesare	1,000,000	9,799,482	28,831	10,828,313
Christopher Harms	725,000	4,431,735	28,831	5,185,566
Pedro Abreu	750,000	3,187,866	28,831	3,966,697
Darren J. Milliken	495,175	1,223,409	9,190	1,727,774

(1)
The amount for each named executive officer represents the "double-trigger" cash severance payments to which the named executive officer may become entitled under his employment agreement in connection with a qualifying termination during the period beginning three months before the first event that leads to our change in control through 12 months (or 18 months, with respect to Mr. DeCesare) after our change in control (which we refer to as the "change in control period"), as described in further detail in the section of this proxy statement captioned "—Interests of Forescout's Directors and Executive Officers in the Merger—Employment Agreements." The amounts represent a lump sum cash payment equal to 100 percent of the sum of (1) each named executive officer's base salary; and (2) his target incentive opportunity. The following table sets forth the value of each of the base salary and target incentive opportunity severance benefits payable to a named executive officer under the terms of his employment agreement.

Name	Base Salary Severance ($)	Target Incentive Opportunity Severance ($)	Total ($)
Michael DeCesare	500,000	500,000	1,000,000
Christopher Harms	453,125	271,875	725,000
Pedro Abreu	468,750	281,250	750,000
Darren J. Milliken	341,500	153,675	495,175
(2)
This amount includes the "double-trigger" vesting acceleration of 100 percent of the unvested portion of his outstanding Forescout RSUs to which the named executive officer may become entitled pursuant to the treatment of such awards under his employment agreement in connection with a qualifying termination during the change in control period, as described in further detail in the section of this proxy statement captioned "—Interests of Forescout's Directors and Executive Officers in the Merger—Employment Agreements." The amount is determined as the product of (1) the per share merger consideration, multiplied by (2) the total number of shares of our common stock subject to the Forescout RSUs held by the named executive officer. Accordingly, the amount represents unvested Forescout RSUs covering a total of 296,954 shares of common stock for Mr. DeCesare; 134,295 shares of common stock for Mr. Harms; 96,602 shares of common stock for Mr. Abreu; and 37,073 shares of common stock for Mr. Milliken. Additionally, pursuant to Mr. DeCesare's employment agreement and assuming Mr. DeCesare's continued employement through the date of the closing of the merger, Mr. DeCesare's outstanding Forescout RSUs covering a total of 124,549 shares (with a value of $4,110,117, based on the per share merger consideration), which represents the portion of such Forescout RSUs that would have vested on or before the one-year anniversary of the closing of the merger, will accelerate vesting as of immediately prior to the closing of the merger on a "single-trigger" basis. All outstanding in-the-money Forescout options held by our named executive officers are fully vested and therefore no amount is included in the table above with respect to such Forescout options. As previously disclosed in our annual definitive proxy statement in 2019, during fiscal year 2019, Forescout granted to the named executive officers certain performance-based stock units that were subject to achievement of performance over a one-year performance period. Upon conclusion of the fiscal year 2019 performance period, in early 2020, the compensation committee of the Forescout Board certified performance, and any portion of the awards that became eligible to vest based on such performance remain subject to additional service-based vesting conditions. These awards are treated as Forescout RSUs for purposes of this proxy statement. Accordingly, for purposes of this proxy statement, none of our named executive officers' outstanding awards are considered to be Forescout PSUs.

(3)
This amount represents a lump sum cash payment equal to 12 months of premiums that the named executive officer otherwise would be required to pay for continued post-employment, group health coverage. These amounts are a "double-trigger" severance benefit that each of Messrs. DeCesare, Harms, Abreu, and Milliken may become entitled to receive under his employment agreement in connection with a qualifying termination during the change in control period, as described in further detail in the section of this proxy statement captioned "—Interests of Forescout's Directors and Executive Officers in the Merger—Employment Agreements."
(4)
Under the employment agreements, amounts are subject to reduction in the event the named executive officer would receive a greater benefit on an after-tax basis by having some of his change in control-related payments and benefits being cut back rather than paying the excise tax under Section 4999 of the Internal Revenue Code on such amounts. This amount assumes no such reduction is applied.

  Employment Arrangements Following the Merger

        As of the date of this proxy statement, none of Forescout's executive officers have (1) reached an understanding on potential employment or other retention terms with the surviving corporation or with Advent, Parent or Merger Sub; or (2) entered into any definitive agreements or arrangements regarding employment or other retention with the surviving corporation or with Advent, Parent or Merger Sub to be effective following the consummation of the merger. However, prior to the effective time of the merger, Advent, Parent or Merger Sub may initiate discussions regarding employment or other retention terms and may enter into definitive agreements regarding employment or retention for certain of Forescout's employees to be effective as of the effective time of the merger.

Closing and Effective Time of the Merger

        The closing of the merger will take place (1) on a date that is as soon as possible, but no later than the second business day after the satisfaction or waiver (to the extent permitted under the merger agreement) of the last to be satisfied or waived of the closing conditions of the merger (described in the section of this proxy statement captioned "The Merger Agreement—Conditions to the Closing of the Merger"), other than conditions that by their terms are to be satisfied at the closing of the merger, but subject to the satisfaction or waiver of each of such conditions; or (2) at such other time agreed to by Forescout, Parent and Merger Sub. On the closing date of the merger, the parties will file a certificate of merger with the Secretary of State of the State of Delaware as provided under the DGCL. The merger will become effective upon the filing and acceptance of such certificate of merger, or at a later time agreed to in writing by the parties and specified in such certificate of merger.

Appraisal Rights

        If the merger is consummated, Forescout stockholders who do not vote in favor of the adoption of the merger agreement, who properly demand an appraisal of their shares, who continuously hold their shares through the effective time of the merger, who otherwise comply with the procedures of Section 262 of the DGCL and who do not withdraw their demands or otherwise lose their rights to appraisal may, subject to the conditions thereof, are entitled to seek appraisal of their shares in connection with the merger under Section 262 of the DGCL, which we refer to as "Section 262." Unless the context requires otherwise, all references in Section 262 and in this summary to a "stockholder" or to a "holder of shares" are to a record holder of common stock.

        The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which is attached to this proxy statement as Annex B and incorporated into this proxy statement by reference. The following summary does not constitute any legal or other advice and does not constitute a recommendation that

Forescout stockholders exercise their appraisal rights under Section 262. Only a holder of record of shares of common stock is entitled to demand appraisal of the shares registered in that holder's name. A person having a beneficial interest in shares of common stock held of record in the name of another person, such as a bank, broker or other nominee, must act promptly to cause the record holder to demand an appraisal of such holder's shares. If you hold your shares of our common stock through a bank, broker or other nominee and you wish to exercise appraisal rights, you should consult with your bank, broker or the other nominee to ensure that appraisal rights are exercised. Stockholders should carefully review the full text of Section 262 as well as the information discussed below.

        Under Section 262, if the merger is completed, holders of record of shares of common stock who (1) submit a written demand for appraisal of such stockholder's shares to Forescout prior to the vote on the adoption of the merger agreement; (2) do not vote in favor of the adoption of the merger agreement; (3) continuously are the record holders of such shares through the effective time of the merger; and (4) otherwise comply with the procedures and satisfy certain ownership thresholds set forth in Section 262 may be entitled to have their shares of common stock appraised by the Delaware Court of Chancery and to receive payment in cash of the "fair value" of the shares of common stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest on the amount determined by the Delaware Court of Chancery to be fair value from the effective date of the merger through the date of payment of the judgment. However, after an appraisal petition has been filed, the Delaware Court of Chancery, at a hearing to determine stockholders entitled to appraisal rights, will dismiss appraisal proceedings as to all Forescout stockholders who asserted appraisal rights unless (1) the total number of shares of common stock for which appraisal rights have been pursued or perfected exceeds one percent of the outstanding shares of common stock as measured in accordance with subsection (g) of Section 262; or (2) the value of the merger consideration in respect of such shares exceeds $1 million. We refer to these conditions as the "ownership thresholds." Unless the Delaware Court of Chancery, in its discretion, determines otherwise for good cause shown, interest on an appraisal award will accrue and compound quarterly from the effective time of the merger through the date the judgment is paid at five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during such period (except that, if at any time before the entry of judgment in the proceeding, the surviving corporation makes a voluntary cash payment to each stockholder seeking appraisal, interest will accrue thereafter only upon the sum of (i) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery; and (ii) interest theretofore accrued, unless paid at that time). The surviving corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment.

        Under Section 262, where a merger agreement is to be submitted for adoption at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders of record as of the record date for notice of such meeting that appraisal rights are available and include in the notice a copy of Section 262. This proxy statement constitutes Forescout's notice to Forescout stockholders that appraisal rights are available in connection with the merger, and the full text of Section 262 is attached to this proxy statement as Annex B. In connection with the merger, any holder of shares of common stock who wishes to exercise appraisal rights, or who wishes to preserve such holder's right to do so, should review Annex B carefully. Failure to strictly comply with the requirements of Section 262 in a timely and proper manner may result in the loss of appraisal rights under the DGCL. A stockholder who loses his, her or its appraisal rights will be entitled to receive the per share merger consideration described in the merger agreement without interest and less any applicable withholding taxes. Because of the complexity of the procedures for exercising the right to seek appraisal of shares of common stock, Forescout believes that if a stockholder is considering exercising such rights, that stockholder should seek the advice of legal counsel.

        Stockholders wishing to exercise the right to seek an appraisal of their shares of common stock must do ALL of the following:

  •
  the stockholder must not vote in favor of the proposal to adopt the merger agreement;

  •
  the stockholder must deliver to Forescout a written demand for appraisal before the vote on the merger agreement at the special meeting;

  •
  the stockholder must continuously hold the shares from the date of making the demand through the effective time of the merger (a stockholder will lose appraisal rights if the stockholder transfers the shares before the effective time of the merger); and

  •
  a stockholder (or any person who is the beneficial owner of shares of common stock held either in a voting trust or by a nominee on behalf of such person) or the surviving corporation must file a petition in the Delaware Court of Chancery demanding a determination of the value of the stock of all such stockholders within 120 days after the effective time of the merger (the surviving corporation is under no obligation to file any petition and has no intention of doing so).

        In addition, after an appraisal petition has been filed, the Delaware Court of Chancery, at a hearing to determine stockholders entitled to appraisal rights, will dismiss appraisal proceedings as to all Forescout stockholders who asserted appraisal rights unless one of the ownership thresholds is met.

        Because a proxy that does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the merger agreement, a Forescout stockholder who votes by proxy and who wishes to exercise appraisal rights must vote against the adoption of the merger agreement, abstain or not vote his, her or its shares.

  Filing Written Demand

        A stockholder wishing to exercise appraisal rights must deliver to Forescout, before the vote on the adoption of the merger agreement at the special meeting, a written demand for the appraisal of such stockholder's shares. In addition, that stockholder must not vote or submit a proxy in favor of the adoption of the merger agreement. A vote in favor of the adoption of the merger agreement, in person at the special meeting or by proxy (whether by mail or via the Internet or telephone), will constitute a waiver of your appraisal rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal. A stockholder exercising appraisal rights must hold of record the shares on the date the written demand for appraisal is made and must continue to hold the shares of record through the effective time of the merger. A proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the merger agreement, and it will constitute a waiver of the stockholder's right of appraisal and will nullify any previously delivered written demand for appraisal. Therefore, a stockholder who submits a proxy and who wishes to exercise appraisal rights must submit a proxy containing instructions to vote against the adoption of the merger agreement or abstain from voting on the adoption of the merger agreement. Neither voting against the adoption of the merger agreement nor abstaining from voting or failing to vote on the proposal to adopt the merger agreement will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the adoption of the merger agreement. A proxy or vote against the adoption of the merger agreement will not constitute a demand. A stockholder's failure to make the written demand prior to the taking of the vote on the adoption of the merger agreement at the special meeting will constitute a waiver of appraisal rights.

        Only a holder of record of shares of common stock is entitled to demand appraisal rights for the shares registered in that holder's name. A demand for appraisal in respect of shares of common stock should be executed by or on behalf of the holder of record and must reasonably inform Forescout of the identity of the holder and that the stockholder intends thereby to demand an appraisal of such stockholder's shares. If the shares are owned of record in a fiduciary or representative capacity, such as by a trustee, guardian or custodian, such demand must be executed by or on behalf of the record owner, and if such shares are owned of record by more than one person, as in a joint tenancy and tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute a demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose that, in executing the demand, the agent is acting as agent for the record owner or owners.

        STOCKHOLDERS WHO HOLD THEIR SHARES IN "STREET NAME" BY A BANK, BROKER, TRUST OR OTHER NOMINEE AND WHO WISH TO EXERCISE APPRAISAL RIGHTS SHOULD CONSULT WITH THEIR BANK, BROKER, TRUST OR OTHER NOMINEE, AS APPLICABLE, TO DETERMINE THE APPROPRIATE PROCEDURES FOR THE BANK, BROKER, TRUST OR OTHER NOMINEE TO MAKE A DEMAND FOR APPRAISAL OF THOSE SHARES. A PERSON HAVING A BENEFICIAL INTEREST IN SHARES HELD OF RECORD IN THE NAME OF ANOTHER PERSON, SUCH AS A BANK, BROKER, TRUST OR OTHER NOMINEE, MUST ACT PROMPTLY TO CAUSE THE RECORD HOLDER TO FOLLOW PROPERLY AND IN A TIMELY MANNER THE STEPS NECESSARY TO PERFECT APPRAISAL RIGHTS.

        All written demands for appraisal pursuant to Section 262 should be mailed or delivered to:

Forescout Technologies, Inc.
190 West Tasman Drive
San Jose, California 95134
Attention: Corporate Secretary

        At any time within 60 days after the effective date of the merger, any holder of shares of common stock may withdraw his, her or its demand for appraisal and accept the per share merger consideration offered pursuant to the merger agreement, without interest and less any applicable withholding taxes, by delivering to Forescout, as the surviving corporation, a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than 60 days after the effective time of the merger will require written approval of the surviving corporation. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just; provided, however, that this shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder's demand for appraisal and to accept the merger consideration within 60 days after the effective time of the merger. If Forescout, as the surviving corporation, does not approve a request to withdraw a demand for appraisal when that approval is required, or, except with respect to any stockholder who withdraws such stockholder's demand in accordance with the proviso in the immediately preceding sentence, if the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding with respect to a stockholder, the stockholder will be entitled to receive only the appraised value determined in any such appraisal proceeding, which value could be less than, equal to or more than the per share merger consideration being offered pursuant to the merger agreement.

  Notice by the Surviving Corporation

        If the merger is completed, within 10 days after the effective time of the merger, the surviving corporation will notify each record holder of shares of common stock who has properly made a written demand for appraisal pursuant to Section 262, and who has not voted in favor of the adoption of the merger agreement, that the merger has become effective and the effective date thereof.

  Filing a Petition for Appraisal

        Within 120 days after the effective time of the merger, but not thereafter, the surviving corporation or any holder of shares of common stock who has complied with Section 262 and is entitled to appraisal rights under Section 262 (or the beneficial owner of such shares) may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the surviving corporation in the case of a petition filed by a stockholder, demanding a determination of the fair value of the shares held by all dissenting stockholders entitled to appraisal. The surviving corporation is under no obligation, and has no present intention, to file a petition, and stockholders should not assume that the surviving corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of common stock. Accordingly, any holders of shares of common stock who desire to have their shares appraised should initiate all necessary action to perfect their appraisal rights in respect of their shares of common stock within the time and in the manner prescribed in Section 262. The failure to file such a petition within the period specified in Section 262 could nullify a previous written demand for appraisal.

        Within 120 days after the effective time of the merger, any holder of shares of common stock who has complied with the requirements for an appraisal of such holder's shares pursuant to Section 262 will be entitled, upon written request, to receive from the surviving corporation a statement setting forth the aggregate number of shares not voted in favor of the adoption of the merger agreement and with respect to which Forescout has received demands for appraisal, and the aggregate number of holders of such shares. The surviving corporation must send this statement to the requesting stockholder within 10 days after receipt by the surviving corporation of the written request for such a statement or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later. A beneficial owner of shares of common stock held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition seeking appraisal or request from the surviving corporation the foregoing statements. As noted above, however, the demand for appraisal can only be made by a stockholder of record.

        If a petition for an appraisal is duly filed by a holder of shares of common stock and a copy thereof is served upon the surviving corporation, the surviving corporation will then be obligated within 20 days after such service to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached. The Delaware Court of Chancery may order that notice of the time and place fixed for the hearing of such petition be given to the surviving corporation and all of the stockholders shown on the verified list at the addresses stated therein. Any such notice shall also be given by one or more publications at least one week before the day of the hearing in a newspaper of general circulation published in the City of Wilmington, Delaware or any other publication which the Delaware Court of Chancery deems advisable. The costs of any such notice are borne by the surviving corporation.

        After notice to dissenting stockholders as required by the court, at the hearing on such petition, the Delaware Court of Chancery will determine the stockholders who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the stockholders who demanded appraisal for their shares to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings. If any stockholder fails to comply with the direction, the Delaware Court of Chancery may dismiss the proceedings as to such stockholder.

        The Delaware Court of Chancery will dismiss appraisal proceedings as to all Forescout stockholders who assert appraisal rights unless (1) the total number of shares for which appraisal rights have been pursued and perfected exceeds one percent of the outstanding shares of common stock as measured in accordance with subsection (g) of Section 262 or (2) the value of the merger consideration in respect of the shares for which appraisal rights have been pursued and perfected exceeds $1 million.

  Determination of Fair Value

        After the Delaware Court of Chancery determines the holders of common stock entitled to appraisal, and that at least one of the ownership thresholds above has been satisfied in respect of the Forescout stockholders seeking appraisal rights, then the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the "fair value" of the shares of common stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment will be compounded quarterly and will accrue at five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. However, the surviving corporation has the right, at any time prior to the Delaware Court of Chancery's entry of judgment in the proceedings, to make a voluntary cash payment to each stockholder seeking appraisal. If the surviving corporation makes a voluntary cash payment pursuant to subsection (h) of Section 262, interest will accrue thereafter only on the sum of (1) the difference, if any, between the amount paid by the surviving corporation in such voluntary cash payment and the fair value of the shares as determined by the Delaware Court of Chancery; and (2) interest accrued before such voluntary cash payment, unless paid at that time. In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that "proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court" should be considered, and that "[f]air price obviously requires consideration of all relevant factors involving the value of a company." The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be "exclusive of any element of value arising from the accomplishment or expectation of the merger." In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a "narrow exclusion [that] does not encompass known elements of value," but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that "elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered."

        Stockholders considering seeking appraisal should be aware that the fair value of their shares as so determined by the Delaware Court of Chancery could be more than, the same as or less than the consideration they would receive pursuant to the merger if they did not seek appraisal of their shares and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a merger is not an opinion as to, and may not in any manner address, fair value under Section 262. Although Forescout believes that the per share merger consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery, and stockholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the per share merger consideration. Neither Forescout nor Parent anticipates offering more than the per share merger consideration to any stockholder exercising appraisal rights, and each of Forescout and Parent reserves the rights to make a voluntary cash payment pursuant to subsection (h) of Section 262 and to assert, in any appraisal proceeding, that for purposes of Section 262, the "fair value" of a share of common stock is less than the per share merger consideration. If a petition for appraisal is not timely filed, or if neither of the ownership thresholds above has been satisfied in respect of the Forescout stockholders seeking appraisal rights, then the right to an appraisal will cease. The costs of the appraisal proceedings (which do not include attorneys' fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a stockholder, the Delaware Court of Chancery may also order that all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, be charged pro rata against the value of all the shares entitled to an appraisal. In the absence of such determination or assessment, each party bears its own expenses.

        If any stockholder who demands appraisal of his, her or its shares of common stock under Section 262 fails to perfect, or loses or validly withdraws, such holder's right to appraisal, the stockholder's shares of common stock will be deemed to have been converted at the effective time of the merger into the right to receive the per share merger consideration as provided in the merger agreement. A stockholder will fail to perfect, or effectively lose, such holder's right to appraisal if no petition for appraisal is filed within 120 days after the effective time of the merger, if neither of the ownership thresholds above has been satisfied in respect of the Forescout stockholders seeking appraisal rights or if the stockholder delivers to the surviving corporation a written withdrawal of such holder's demand for appraisal and an acceptance of the per share merger consideration as provided in the merger agreement in accordance with Section 262.

        From and after the effective time of the merger, no stockholder who has demanded appraisal rights in compliance with Section 262 will be entitled to vote such shares of common stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger); provided, however, that if no petition for an appraisal is filed within the time provided in Section 262, if neither of the ownership thresholds above has been satisfied in respect of the stockholders seeking appraisal rights or if such stockholder delivers to the surviving corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger, either within 60 days after the effective date of the merger or thereafter with the written approval of the surviving corporation, then the right of such stockholder to an appraisal will cease. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however, that the foregoing shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger.

        Failure to comply strictly with all of the procedures set forth in Section 262 may result in the loss of a stockholder's statutory appraisal rights. In that event, you will be entitled to receive the per share merger consideration for your dissenting shares in accordance with the merger agreement, without interest and less any applicable withholding taxes. Consequently, any stockholder wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.

Accounting Treatment

        The merger will be accounted for as a "purchase transaction" for financial accounting purposes.

Material U.S. Federal Income Tax Consequences of the Merger

        The following discussion is a summary of material U.S. federal income tax consequences of the merger that may be relevant to U.S. Holders and Non-U.S. Holders (each as defined below) of shares of common stock whose shares are converted into the right to receive cash pursuant to the merger. This discussion is based upon the Internal Revenue Code of 1986 (which we refer to as the "Code") Treasury Regulations promulgated under the Code, court decisions, published positions of the Internal Revenue Service (which we refer to as the "IRS") and other applicable authorities, all as in effect on the date of this proxy statement and all of which are subject to change or differing interpretations, possibly with retroactive effect. This discussion is limited to holders who hold their shares of common stock as "capital assets" within the meaning of Section 1221 of the Code (generally, property held for investment purposes).

        This discussion is for general information only and does not address all of the tax consequences that may be relevant to holders in light of their particular circumstances. For example, this discussion does not address:

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  tax consequences that may be relevant to holders who may be subject to special treatment under U.S. federal income tax laws, such as financial institutions; tax-exempt organizations; S corporations, partnerships and any other entity or arrangement treated as a partnership or pass-through entity for U.S. federal income tax purposes; insurance companies; mutual funds; dealers in stocks and securities; traders in securities that elect to use the mark-to-market method of accounting for their securities; regulated investment companies; real estate investment trusts; entities subject to the U.S. anti-inversion rules; holders who hold their common stock as "qualified small business stock" for purposes of Sections 1045 and 1202 of the Code; Non-U.S. Holders that own (directly or by attribution) more than five percent of our common stock; or certain former citizens or long-term residents of the United States;

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  tax consequences to holders holding the shares as part of a hedging, constructive sale or conversion, straddle or other risk reduction transaction;

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  tax consequences to holders who received their shares of common stock in a compensatory transaction or pursuant to the exercise of options or warrants;

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  tax consequences to U.S. Holders whose "functional currency" is not the U.S. dollar;

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  tax consequences to holders who hold their common stock through a bank, financial institution or other entity, or a branch thereof, located, organized or resident outside the United States;

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  tax consequences arising from the Medicare tax on net investment income;

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  tax consequences to holders subject to special tax accounting rules as a result of any item of gross income with respect to the shares of common stock being taken into account in an "applicable financial statement" (as defined in the Code);

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  the U.S. federal estate, gift or alternative minimum tax consequences, if any;

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  any state, local or non-U.S. tax consequences; or

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  tax consequences to holders that do not vote in favor of the merger and who properly demand appraisal of their shares under Section 262 of the DGCL.

        If a partnership (including an entity or arrangement, domestic or foreign, treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares of common stock, then the tax treatment of a partner in such partnership will generally depend upon the status of the partner and the activities of the partner and the partnership. Partnerships holding shares of common stock and partners therein should consult their tax advisors regarding the consequences of the merger.

        No ruling has been or will be obtained from the IRS regarding the U.S. federal income tax consequences of the merger described below. If the IRS contests a conclusion set forth herein, no assurance can be given that a holder would ultimately prevail in a final determination by a court.

        THIS DISCUSSION IS PROVIDED FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE LEGAL ADVICE TO ANY HOLDER. A HOLDER SHOULD CONSULT ITS OWN TAX ADVISORS CONCERNING THE U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE MERGER IN LIGHT OF ITS PARTICULAR CIRCUMSTANCES AND ANY CONSEQUENCES ARISING UNDER FEDERAL NON-INCOME TAX LAWS OR THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION.

  U.S. Holders

        For purposes of this discussion, a "U.S. Holder" is a beneficial owner of shares of common stock that is for U.S. federal income tax purposes:

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  an individual who is a citizen or resident of the United States;

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  a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

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  an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

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  a trust (1) that is subject to the primary supervision of a court within the United States and the control of one or more United States persons as defined in section 7701(a)(30) of the Code; or (2) that has a valid election in effect under applicable Treasury regulations to be treated as a United States person.

        The receipt of cash by a U.S. Holder in exchange for shares of common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. In general, such U.S. Holder's gain or loss will be equal to the difference, if any, between the amount of cash received and the U.S. Holder's adjusted tax basis in the shares surrendered pursuant to the merger. A U.S. Holder's adjusted tax basis generally will equal the amount that such U.S. Holder paid for the shares. Such gain or loss will be capital gain or loss and will be long-term capital gain or loss if such U.S. Holder's holding period in such shares is more than one year at the time of the completion of the merger. A reduced tax rate on capital gain generally will apply to long-term capital gain of a non-corporate U.S. Holder (including individuals). The deductibility of capital losses is subject to limitations. If a U.S. Holder acquired different blocks of shares of common stock at different times and different prices, such holder must determine its adjusted tax basis and holding period separately with respect to each block of common stock.

  Non-U.S. Holders

        For purposes of this discussion, the term "Non-U.S. Holder" means a beneficial owner of shares of common stock that is neither a U.S. Holder nor a partnership for U.S. federal income tax purposes.

        Any gain realized by a Non-U.S. Holder pursuant to the merger generally will not be subject to U.S. federal income tax unless:

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  the gain is effectively connected with a trade or business of such Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by such Non-U.S. Holder in the United States), in which case such gain generally will be subject to U.S. federal income tax at rates generally applicable to U.S. persons, and, if the Non-U.S. Holder is a corporation, such gain may also be subject to the branch profits tax at a rate of 30 percent (or a lower rate under an applicable income tax treaty);

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  such Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of the completion of the merger, and certain other specified conditions are met, in which case such gain will be subject to U.S. federal income tax at a rate of 30 percent (or a lower rate under an applicable income tax treaty); or

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  Forescout is or has been a "United States real property holding corporation" as such term is defined in Section 897(c) of the Code (which we refer to as "USRPHC"), at any time within the shorter of the five-year period preceding the Merger or such Non-U.S. Holder's holding period with respect to the applicable shares of common stock (which we refer to as the "relevant period") and, if shares of our common stock are regularly traded on an established securities market (within the meaning of Section 897(c)(3) of the Code), such Non-U.S. Holder owns (directly, indirectly or constructively) more than five percent of our common stock at any time during the relevant period, in which case such gain will be subject to U.S. federal income tax at rates generally applicable to U.S. persons (as described in the first bullet point above), except that the branch profits tax will not apply. Generally, a corporation is a USRPHC if the fair market value of its U.S. real property interests (as defined in the Code) equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business. For this purpose, U.S. real property interests generally include land, improvements and associated personal property. Although there can be no assurances in this regard, we believe that we are not, and have not been, a USRPHC at any time during the five-year period preceding the Merger. Non-U.S. Holders are encouraged to consult their own tax advisors regarding the possible consequences to them if we are a USRPHC.

  Information Reporting and Backup Withholding

        Information reporting and backup withholding (at a current rate of 24 percent) may apply to the proceeds received by a holder pursuant to the merger. Backup withholding generally will not apply to (1) a U.S. Holder that furnishes a correct taxpayer identification number and certifies that such U.S. Holder is not subject to backup withholding on IRS Form W-9 (or a substitute or successor form); or (2) a Non-U.S. Holder that (a) provides a certification of such Non-U.S. Holder's non-U.S. status on the appropriate series of IRS Form W-8 (or a substitute or successor form); or (b) otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against the holder's U.S. federal income tax liability, if the required information is timely furnished to the IRS.

        A U.S. holder may be required to retain records related to such holder's common stock and file with its U.S. federal income tax return, for the taxable year that includes the Merger, a statement setting forth certain facts relating to the merger.

  Withholding on Foreign Entities

        Sections 1471 through 1474 of the Code (which we refer to as "FATCA") impose a U.S. federal withholding tax of 30 percent on certain payments made to a "foreign financial institution" (as specially defined under these rules) unless such institution enters into an agreement with the U.S. government to withhold on certain payments and to collect and provide to the U.S. tax authorities substantial information regarding certain U.S. account holders of such institution (which includes certain equity and debt holders of such institution, as well as certain account holders that are foreign entities with U.S. owners) or an exemption applies. FATCA also generally will impose a U.S. federal withholding tax of 30% on certain payments made to a non-financial foreign entity unless such entity provides the withholding agent a certification identifying certain direct and indirect U.S. owners of the entity or an exemption applies. An intergovernmental agreement between the United States and an applicable foreign country may modify these requirements. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes. The Treasury Department recently released proposed regulations which, if finalized in their present form, would eliminate the federal withholding tax of 30 percent applicable to the gross proceeds of a sale or other disposition of common stock. In its preamble to such proposed regulations, the U.S. Treasury Department stated that taxpayers may generally rely on the proposed regulations until final regulations are issued.

        Holders of common stock are encouraged to consult with their own tax advisors regarding the possible implications of FATCA on the disposition of common stock pursuant to the merger.

Regulatory Approvals Required for the Merger

  General Efforts

        Under the merger agreement, Parent, Merger Sub and Forescout agreed to use reasonable best efforts to take, or cause to be taken, all actions, do, or cause to be done, all things and assist and cooperate with the other parties in doing, or causing to be done, all things necessary, proper or advisable under applicable law to consummate the merger, including: (1) obtaining all consents, waivers, approvals, orders and authorizations from governmental authorities; and (2) making all registrations, declarations and filings with governmental authorities, in each case that are necessary or advisable to consummate the merger.

  HSR Act; Competition Laws

        Under the HSR Act, the merger cannot be completed until Parent and Forescout file a Notification and Report Form with the Federal Trade Commission (which we refer to as the "FTC") and the Antitrust Division of the Department of Justice (which we refer to as the "DOJ"), and the applicable waiting period has expired or been terminated. The parties filed a notification and report form with the FTC and DOJ on February 13, 2020. A transaction notifiable under the HSR Act may not be completed until the expiration of a 30-calendar day waiting period following the parties' filing of their respective HSR Act notification forms (which waiting period, in relation to the merger, would expire at 11:59 p.m., Eastern time, on March 16, 2020) or the early termination of that waiting period. The waiting period under the HSR Act was early terminated as of 5:15 p.m., Eastern time, on February 24, 2020.

        Under the Austrian Cartel Act, the merger cannot be completed until the merger is notified to the Federal Competition Authority (Bundeswettbewerbsbehörde, which we refer to as the "FCA") and the Federal Cartel Prosecutor (Bundeskartellanwalt, which we refer to as the "FCP") and the applicable waiting period has expired or been terminated. The parties made the necessary notification on February 21, 2020. The applicable waiting period will expire on March 20, 2020, unless terminated or extended. If neither the FCA nor the FCP apply to the Cartel Court (Kartellgericht) for an in-depth investigation within the waiting period, the merger is deemed legally cleared. The parties will receive a declaration confirming whether or not an in-depth investigation has been opened one or two business days after expiration of the waiting period.

        Under the German Act Against Restraints of Competition of 1958, as amended, the merger cannot be completed until the merger is notified to the German Federal Cartel Office (Bundeskartellamt, which we refer to as the "FCO") and the FCO has either cleared the merger or the applicable decision deadline has expired. The parties made the necessary notification to the FCO on February 21, 2020. The applicable decision deadline will expire on March 21, 2020, unless the deadline is extended or it is found that the notification is incomplete; in the latter case, a new one month deadline will come into effect from the day that a complete notification is filed with the FCO.

        Forescout and Parent have each agreed to (1) use its respective reasonable best efforts to supply (or cause the other to be supplied) with any additional information that reasonably may be required or requested by the FTC, the DOJ or the governmental authorities of any other applicable jurisdiction in which any such filing is made; and (2) use its respective reasonable best efforts to take all action necessary to, as soon as practicable, (a) cause the expiration or termination of the applicable waiting periods pursuant to the HSR Act and any other antitrust laws applicable to the merger and (b) obtain any required consents pursuant to any antitrust laws applicable to the merger.

        At any time before or after consummation of the merger, notwithstanding the termination of the waiting period under the HSR Act, the FTC or the DOJ could take such action under the antitrust laws as it deems necessary or desirable, including seeking to enjoin the completion of the merger, seeking divestiture of substantial assets of the parties or requiring the parties to license, or hold separate, assets or terminate existing relationships and contractual rights. At any time before or after the completion of the merger, and notwithstanding the termination of the waiting period under the HSR Act, any state could take such action under its antitrust laws as it deems necessary or desirable. Such action could include seeking to enjoin the completion of the merger or seeking divestiture of substantial assets of Forescout or Parent. Private parties may also seek to take legal action under the antitrust laws under certain circumstances.

        Each of Parent and Merger Sub agreed to, if and to the extent necessary to obtain clearance of the merger pursuant to the HSR Act and any other antitrust laws applicable to the merger, (1) offer, negotiate, commit to and effect, by consent decree, hold separate order or otherwise, (a) the sale, divestiture, license or other disposition of any and all of the capital stock or other equity or voting interests, assets (whether tangible or intangible), rights, products or businesses of Parent and Merger Sub (and their respective affiliates, if applicable), on the one hand, and Forescout and its subsidiaries, on the other hand; and (b) any other restrictions on the activities of Parent and Merger Sub (and their respective affiliates, if applicable), on the one hand, and Forescout and its subsidiaries, on the other hand; and (2) contest, defend and appeal any legal proceedings, whether judicial or administrative, challenging the merger agreement or the consummation of the merger.

  Other Regulatory Approvals

        One or more governmental bodies may impose a condition, restriction, qualification, requirement or limitation when it grants the necessary approvals and consents to the merger. Third parties may also seek to intervene in the regulatory process or litigate to enjoin or overturn regulatory approvals, which actions could significantly impede or even preclude obtaining required regulatory approvals. There is currently no way to predict how long it will take to obtain all of the required regulatory approvals or whether such approvals will ultimately be obtained, and there may be a substantial period of time between the approval by Forescout stockholders and the completion of the merger.

        Although we expect that all required regulatory clearances and approvals will be obtained, we cannot assure you that these regulatory clearances and approvals will be timely obtained, obtained at all or that the granting of these regulatory clearances and approvals will not involve the imposition of additional conditions on the completion of the merger or require changes to the terms of the merger agreement. These conditions or changes could result in the conditions to the merger not being satisfied.

Limited Guarantee

        Pursuant to the limited guarantee, the Advent Funds have agreed to guaranty the due, punctual and complete payment of certain of the liabilities and obligations of Parent or Merger Sub under the merger agreement, subject to an aggregate cap equal to $111,664,539, plus amounts in respect of certain reimbursement obligations of Parent and Merger Sub for certain costs, expenses or losses incurred or sustained by Forescout, as specified in the merger agreement, subject to an aggregate cap equal to $250,000.

        Subject to specified exceptions, the limited guarantee will terminate upon the earliest of:

  •
  the closing of the merger in accordance with the terms of the merger agreement;

  •
  the valid termination of the merger agreement by mutual written consent of Parent and Forescout, or under circumstances in which Parent and Merger Sub would not be obligated to pay the reverse termination fee under the merger agreement;

  •
  two months following the date on which the merger agreement is validly terminated in accordance with its terms and any portion of the obligations under the limited guarantee is payable (except that any claim for payment of any of the obligations under the limited guarantee presented by Forescout to Parent, Merger Sub or the Advent Funds during such two month period will survive such termination until finally resolved);

  •
  performance of the payment obligations under the limited guarantee; and

  •
  the date of commencement of any claim under the limited guarantee by Forescout or any related party prohibited by the terms of the limited guarantee.

Financing of the Merger

        The transactions contemplated by the merger agreement, including the payment of consideration due to Forescout stockholders and the holders of other equity-based interests under the merger agreement, the repayment of all obligations under Forescout's existing credit agreement and the payment of all related fees and expenses, will be funded with the proceeds of committed equity and debt financing, as further described below.

        Pursuant to the equity commitment letter, the Advent Funds have severally and not jointly committed to capitalize Parent on the closing date of the merger with an equity contribution in an aggregate amount of up to $1,341,000,000, on the terms and subject to the conditions set forth in the equity commitment letter.

        Pursuant to the debt commitment letter, the financial institutions party thereto (which we refer to as the "debt financing sources") have severally and not jointly committed (1) to provide to Merger Sub on the closing date of the merger senior secured term loans in an aggregate principal amount of $400,000,000; and (2) to make available to Merger Sub (a portion of which may be made available to Merger Sub on the closing date of the merger) (or, after the closing date of the merger, to the surviving company, as successor by merger to Merger Sub) senior secured revolving commitments in an aggregate principal amount of $40,000,000, in each case, on the terms and subject to the conditions set forth in the debt commitment letter.

        The obligation of the debt financing sources to provide the credit facilities described above is subject to customary conditions, including the following:

  •
  the execution and delivery of definitive loan, guaranty and security documentation for the credit facilities and the delivery of customary closing documents;

  •
  subject to customary limitations, the accuracy of certain representations and warranties set forth in the merger agreement (but only to the extent that Parent or Merger Sub or any affiliate of the foregoing has the right to terminate, taking into account any cure provisions, its obligations under the merger agreement or to decline to consummate the merger as a result of a breach of such representations in the merger agreement), and certain representations and warranties contained in the definitive loan documentation for the credit facilities;

  •
  the substantially concurrent closing of the merger in accordance with the merger agreement (without giving effect to any amendment, waiver or consent by Parent or Merger Sub or any affiliate of the foregoing that is materially adverse to the interests of the debt financing sources without the consent of the debt financing sources (such consent not be unreasonably withheld, conditioned or delayed));

  •
  the substantially concurrent funding of the equity contribution and the substantially concurrent repayment of all obligations under, and termination of, Forescout's existing credit agreement;

  •
  that no Company Material Adverse Effect has occurred since the date of the merger agreement and be continuing;

  •
  the delivery of customary financial statements, including a customary pro forma balance sheet;

  •
  subject to customary limitations, the perfection of security interests in specified collateral; and

  •
  the payment of fees required to be paid to the debt financing sources in connection with the debt financing and reimbursement of out-of-pocket expenses of the debt financing sources that are required to be reimbursed pursuant to the debt commitment letter.

Delisting and Deregistration of Our Common Stock

        If the merger is completed, our common stock will no longer be traded on Nasdaq and will be deregistered under the Exchange Act. We will no longer be required to file periodic reports, current reports and proxy and information statements with the SEC on account of our common stock.

PROPOSAL 1: ADOPTION OF THE MERGER AGREEMENT

        We are asking you to approve the adoption of the merger agreement. For a summary of and detailed information regarding this proposal, see the information about the merger agreement throughout this proxy statement, including the information set forth under the sections of this proxy statement captioned "The Merger" and "The Merger Agreement." A copy of the merger agreement is attached as Annex A to this proxy statement. You are urged to read the merger agreement carefully and in its entirety.

The Forescout Board unanimously recommends that you vote "FOR" this proposal.

PROPOSAL 2: APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF CERTAIN MERGER RELATED EXECUTIVE COMPENSATION ARRANGEMENTS

        Section 14A of the Exchange Act, which was enacted as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, requires that we provide stockholders with the opportunity to vote, on a non-binding, advisory basis, on the compensation that will or may become payable by Forescout to our named executive officers in connection with the merger, as disclosed in the section of this proxy statement captioned "The Merger—Interests of Forescout's Directors and Executive Officers in the Merger—Golden Parachute Compensation," including the additional disclosures referenced therein that otherwise are disclosed in the section of this proxy statement captioned "The Merger—Interests of Forescout's Directors and Executive Officers in the Merger."

        We are asking Forescout stockholders to approve the compensation that will or may become payable by Forescout to our named executive officers in connection with the merger. These payments are set forth in the section of this proxy statement captioned "The Merger—Interests of Forescout's Directors and Executive Officers in the Merger—Golden Parachute Compensation" and the accompanying footnotes and additional disclosures referenced therein. The various plans and arrangements pursuant to which these compensation payments may be made generally have previously formed part of Forescout's overall compensation program for our named executive officers and previously have been disclosed to stockholders as part of the Compensation Discussion and Analysis and related sections of our annual proxy statements. These historical arrangements were adopted and approved by the Compensation Committee of the Forescout Board, which is composed solely of non-employee directors, and are believed to be reasonable and in line with marketplace norms.

        Accordingly, we are seeking approval of the following resolution at the special meeting:

          "RESOLVED, that the stockholders of Forescout Technologies, Inc. approve the compensation that will or may become payable to Forescout's named executive officers in connection with the merger as disclosed pursuant to Item 402(t) of Regulation S-K in the section captioned "The Merger—Interests of Forescout's Directors and Executive Officers in the Merger—Golden Parachute Compensation" in Forescout's proxy statement for the special meeting."

        Forescout stockholders should note that this proposal is not a condition to completion of the merger, and as a non-binding, advisory vote, the result will not be binding on Forescout, the Forescout Board or Parent. Further, the underlying plans and arrangements are contractual in nature and not, by their terms, subject to stockholder approval. Accordingly, regardless of the outcome of the advisory vote, if the merger is consummated our named executive officers will be eligible to receive the compensation that is based on or that otherwise relates to the merger in accordance with the terms and conditions applicable to those payments.

The Forescout Board unanimously recommends that you vote "FOR" this proposal.

PROPOSAL 3: ADJOURNMENT OF THE SPECIAL MEETING

        We are asking you to approve a proposal to adjourn the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting. If stockholders approve this proposal, we can adjourn the special meeting and any adjourned session of the special meeting and use the additional time to solicit additional proxies, including soliciting proxies from stockholders that have previously returned properly signed proxies voting against adoption of the merger agreement. Among other things, approval of the adjournment proposal could mean that, even if we received proxies representing a sufficient number of votes against adoption of the merger agreement such that the proposal to adopt the merger agreement would be defeated, we could adjourn the special meeting without a vote on the adoption of the merger agreement and seek to convince the holders of those shares to change their votes to votes in favor of adoption of the merger agreement. Additionally, we may seek stockholder approval to adjourn the special meeting if a quorum is not present. Finally, the chairperson of the special meeting may also adjourn the special meeting even if the stockholders have not approved the proposal to adjourn the special meeting.

The Forescout Board unanimously recommends that you vote "FOR" this proposal.

THE MERGER AGREEMENT

        The following summary describes the material provisions of the merger agreement. The descriptions of the merger agreement in this summary and elsewhere in this proxy statement are not complete and are qualified in their entirety by reference to the merger agreement, a copy of which is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference. We encourage you to carefully read and consider the merger agreement, which is the legal document that governs the merger, and in its entirety because this summary may not contain all the information about the merger agreement that is important to you. The rights and obligations of the parties are governed by the express terms of the merger agreement, and not by this summary or any other information contained in this proxy statement.

        The representations, warranties, covenants and agreements described below and included in the merger agreement (1) were made only for purposes of the merger agreement and as of specific dates; (2) were made solely for the benefit of the parties to the merger agreement; (3) may be subject to important qualifications, limitations and supplemental information agreed to by Forescout, Parent and Merger Sub in connection with negotiating the terms of the merger agreement; and (4) may also be subject to a contractual standard of materiality different from those generally applicable to reports and documents filed with the SEC and in some cases were qualified by confidential matters disclosed to Parent and Merger Sub by Forescout in connection with the merger agreement. In addition, the representations and warranties may have been included in the merger agreement for the purpose of allocating contractual risk between Forescout and Parent and Merger Sub rather than to establish matters as facts, and may be subject to standards of materiality applicable to such parties that differ from those applicable to investors. Further, the representations and warranties were negotiated with the principal purpose of establishing the circumstances in which a party to the merger agreement may have the right not to consummate the merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise. Forescout stockholders are not generally third-party beneficiaries under the merger agreement and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of Forescout, Parent or Merger Sub or any of their respective affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the merger agreement. None of the representations and warranties will survive the closing of the merger, and, therefore, they will have no legal effect under the merger agreement after the effective time of the merger. In addition, you should not rely on the covenants in the merger agreement as actual limitations on the respective businesses of Forescout, Parent and Merger Sub because the parties may take certain actions that are either expressly permitted in the confidential disclosure letter to the merger agreement or as otherwise consented to by the appropriate party, which consent may be given without prior notice to the public. The merger agreement is described below, and included as Annex A, only to provide you with information regarding its terms and conditions, and not to provide you with any other factual information regarding Forescout, Parent, Merger Sub or their respective businesses. Accordingly, the representations, warranties, covenants and other agreements in the merger agreement should not be read alone, and you should read the information provided elsewhere in this document and in our filings with the SEC regarding Forescout and our business.

Closing and Effective Time of the Merger

        The closing of the merger will take place (1) on a date that is as soon as possible, but no later than the second business day after the satisfaction or waiver of all of the conditions to closing of the merger, other than conditions that by their terms are to be satisfied at the closing of the merger, but subject to the satisfaction or waiver of each of such conditions; or (2) at such other time agreed to by Forescout, Parent and Merger Sub. On the closing date of the merger, the parties will file a certificate of merger with the Secretary of State of the State of Delaware as provided under the DGCL. The merger will become effective upon the filing and acceptance of that certificate of merger, or at a later time as may be agreed to in writing by the parties and specified in such certificate of merger.

Effects of the Merger; Certificate of Incorporation; Bylaws; Directors and Officers

        The merger agreement provides that, subject to the terms and conditions of the merger agreement, and in accordance with the DGCL, at the effective time of the merger: (1) Merger Sub will be merged with and into Forescout; (2) the separate existence of Merger Sub will cease; and (3) Forescout will continue as the surviving corporation in the merger and a wholly owned indirect subsidiary of Parent. From and after the effective time of the merger, all of the property, rights, privileges, powers and franchises of Forescout and Merger Sub will vest in the surviving corporation and all of the debts, liabilities and duties of Forescout and Merger Sub will become the debts, liabilities and duties of the surviving corporation.

        At the effective time of the merger, the certificate of incorporation of Forescout as the surviving corporation will be amended and restated in its entirety to conform to the certificate of incorporation of Merger Sub as in effect immediately prior to the effective time of the merger, and the bylaws of Forescout as the surviving corporation will be amended and restated in its entirety to conform to the bylaws of Merger Sub, as in effect immediately prior to the effective time of the merger, in each case, until thereafter amended.

        From and after the effective time of the merger, the parties will take all necessary actions so that the board of directors of the surviving corporation will consist of the directors of Merger Sub as of immediately prior to the effective time of the merger, to hold office in accordance with the certificate of incorporation and bylaws of the surviving corporation until their successors are duly elected or appointed and qualified, or until their resignation or removal. From and after the effective time of the merger, the parties will take all necessary actions so that the officers of Forescout as of immediately prior to the effective time of the merger will be the officers of the surviving corporation, each to hold office in accordance with the certificate of incorporation and bylaws of the surviving corporation until their successors are duly appointed, or until their resignation or removal.

Conversion of Shares

  Common Stock

        Upon the terms and subject to the conditions of the merger agreement, at the effective time of the merger, each outstanding share of common stock (other than shares: (1) held by Forescout as treasury stock; (2) owned by Parent or Merger Sub; (3) owned by any direct or indirect wholly owned subsidiary of Parent or Merger Sub; or (4) held by stockholders who have properly and validly exercised, and not withdrawn or otherwise lost, their appraisal rights under the DGCL) will be cancelled and automatically converted into the right to receive the per share merger consideration in cash, without interest and less any applicable withholding taxes (or, in the case of a lost, stolen or destroyed certificate, upon delivery of an affidavit (and bond, if required) in accordance with the terms of the merger agreement).

        At the effective time of the merger, each outstanding share of common stock that is (1) held by Forescout as treasury stock, (2) owned by Parent or Merger Sub, or (3) owned by any direct or indirect wholly owned subsidiary of Parent or Merger Sub will be cancelled and extinguished without any payment therefor.

        At the effective time of the merger, each share of common stock of Merger Sub outstanding immediately prior to the effective time of the merger will be converted into one validly issued, fully paid and nonassessable share of common stock of the surviving corporation and each certificate representing ownership of such shares of common stock of Merger Sub will thereafter represent ownership of shares of common stock of the surviving corporation.

  Equity Awards; ESPP

        The merger agreement provides that Forescout's equity awards that are outstanding immediately prior to the effective time of the merger will be subject to the following treatment at the effective time of the merger:

  Treatment of Forescout Stock-Based Awards

        At the effective time of the merger, each vested full-value award, will be cancelled and converted into and will become a right to receive an amount in cash, without interest, equal to the product of (1) the per share merger consideration (less the purchase price per share, if any, of such vested full-value award), and (2) the total number of shares of common stock then subject to the then-vested portion of such vested full-value award.

        At the effective time of the merger, each unvested full-value award will be continued and provide to the holder of such unvested full-value award the right to receive an amount, without interest, equal to the product of (1) the per share merger consideration (less the purchase price per share, if any, of such unvested full-value award), and (2) the total number of shares of common stock then subject to the unvested full-value award, which amount will be paid either in cash or in stock of the surviving corporation or a parent corporation thereof, at Parent's election, and will be payable on the same vesting schedule, and subject to the same terms and conditions, as the unvested full-value award to which it relates.

        Any unvested full-value award that is outstanding as of immediately prior to the effective time of the merger and that had been subject to performance-based vesting with respect to a performance period that ended prior to the effective time of the merger will be continued as described in the preceding paragraph based on the portion of the unvested full-value award actually earned based on performance. Any unvested full-value award that is subject to performance-based vesting with respect to a performance period that would still be in progress as of the effective time of the merger but for any change in control-related provisions that would end such performance period prior to the effective time of the merger will be deemed earned in accordance with its terms as in effect on the date of the merger agreement. To the extent any unvested full-value award is paid in stock of the surviving corporation or a parent corporation thereof, the holder of the unvested full-value award may elect to have the minimum statutory amount of taxes withheld in respect of such payment by withholding a number of otherwise deliverable shares of stock having a value equal to such amount.

  Treatment of Forescout Options

        At the effective time of the merger, each Forescout option outstanding and unexercised as of immediately prior to the effective time of the merger, whether or not then vested in accordance with its terms, will accelerate vesting in full and be cancelled and converted into and will become a right to receive an amount in cash, without interest, equal to the product of (1) the excess, if any, of the per share merger consideration less the exercise price per share of such Forescout option, and (2) the total number of shares of common stock then issuable upon exercise in full of such Forescout option. Any Forescout options for which the exercise price per share of such Forescout options is equal to or greater than the per share merger consideration will be cancelled without any cash payment being made in respect of such Forescout option.

  Treatment of the ESPP

        From and after the date of the merger agreement, no further offering period or purchase period will commence pursuant to the ESPP and no participant may increase his or her rate of payroll deductions under the ESPP. Any offering period or purchase period under the ESPP that otherwise would be in progress as of the effective time of the merger will be terminated no later than one business day prior to the date on which the effective time of the merger occurs. We will make any adjustments that may be necessary or advisable to reflect the shortened offering period or purchase period, but otherwise will treat such shortened offering period or purchase period as a fully effective and completed offering period or purchase period for all purposes under the ESPP. Each outstanding purchase right under the ESPP will be exercised as of no later than one business day prior to the date on which the effective time of the merger occurs. On such exercise date, we will apply the funds credited as of such date under the ESPP within each participant's account to the purchase of whole shares of common stock in accordance with the terms of the ESPP and, promptly thereafter, will refund any remaining amounts credited to each such account to the applicable participant. Immediately prior to and effective as of the effective time of the merger (but subject to the consummation of the merger), we will terminate the ESPP.

Payment Agent, Exchange Fund and Exchange and Payment Procedures

        Prior to the closing of the merger, Parent will appoint an agent reasonably acceptable to Forescout, which we refer to as the "payment agent," to make payments of the merger consideration to Forescout stockholders. At or prior to the closing of the merger, Parent will deposit (or cause to be deposited) with the payment agent cash that is sufficient in the aggregate to pay the aggregate per share merger consideration to Forescout stockholders in accordance with the merger agreement.

        Promptly (and in any event within one business day) following the effective time of the merger, Parent and the surviving corporation will cause the payment agent to mail to each holder of record (as of immediately prior to the effective time of the merger) a certificate that immediately prior to the effective time of the merger represented outstanding shares of common stock (other than excluded shares), a letter of transmittal and instructions advising stockholders how to surrender stock certificates in exchange for merger consideration. Upon receipt of (1) surrendered certificates for cancellation (or an appropriate affidavit for lost, stolen or destroyed certificates, together with any required bond); and (2) a duly completed and signed letter of transmittal and such other documents as may be reasonably requested by the payment agent, the holder of such certificate will be entitled to receive an amount in cash equal to the product of (i) the number of shares represented by such certificate and (ii) the per share merger consideration in exchange therefor. The amount of any per share merger consideration paid to Forescout stockholders will not include interest and may be reduced by any applicable withholding taxes.

        Notwithstanding the foregoing, any holder of shares of common stock held in book-entry form (which we refer to as "uncertificated shares") will not be required to deliver a certificate or an executed letter of transmittal (as both are described above) to the payment agent to receive the consideration payable in respect thereof. Each holder of record (as of immediately prior to the effective time of the merger) of uncertificated shares that immediately prior to the effective time of the merger represented an outstanding share of common stock will, upon receipt of an "agent's message" in customary form at the effective time of the merger, be entitled to receive, and the payment agent will pay and deliver as promptly as practicable, an amount in cash equal to the product of (1) the number of uncertificated shares held by such stockholder; and (2) the per share merger consideration in exchange therefor. The amount of consideration paid to such Forescout stockholders will not include interest and may be reduced by any applicable withholding taxes.

        If any cash deposited with the payment agent is not claimed within one year following the effective time of the merger, such cash will be returned to Parent upon demand, and any Forescout stockholders as of immediately prior to the merger who have not complied with the exchange procedures in the merger agreement will thereafter look only to Parent for satisfaction of payment of the merger consideration (subject to abandoned property law, escheat law or similar law). None of Payment Agent, Parent, the surviving corporation or any other party will be liable to any Forescout stockholder with respect to any cash amounts properly paid to a public official pursuant to any applicable abandoned property law, escheat law or similar law.

        The letter of transmittal will include instructions if a stockholder has lost a share certificate or if such certificate has been stolen or destroyed. In the event that any share certificates have been lost, stolen or destroyed, then the payment agent will issue the per share merger consideration to such holder upon the making by such holder of an affidavit for such lost, stolen or destroyed certificate. Parent or the payment agent may, in its discretion and as a condition precedent to the payment of the per share merger consideration, require such stockholder to deliver a bond in such amount as Parent or the payment agent may direct as indemnity against any claim that may be made against Parent, the surviving corporation or the payment agent with respect to such certificate.

Representations and Warranties

        The merger agreement contains representations and warranties of Forescout, Parent and Merger Sub.

        Some of the representations and warranties in the merger agreement made by Forescout are qualified as to "materiality" or "Company Material Adverse Effect." For purposes of the merger agreement, "Company Material Adverse Effect" means, with respect to Forescout, any change, event, violation, inaccuracy, effect or circumstance that, individually or in the aggregate, (1) has had or would reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of Forescout and its subsidiaries, taken as a whole; or (2) would reasonably be expected to prevent or materially impair or delay the consummation of the merger, but excluding any such effect to the extent resulting from:

  •
  changes in general economic conditions in the United States or any other country or region in the world, or changes in conditions in the global economy generally (except to the extent that such effect has had a materially disproportionate adverse effect on Forescout relative to other companies of a similar size operating in the industries in which Forescout and its subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether there has occurred a Company Material Adverse Effect);

  •
  changes in conditions in the financial markets, credit markets or capital markets in the United States or any other country or region in the world, including (1) changes in interest rates or credit ratings in the United States or any other country; (2) changes in exchange rates for the currencies of any country; or (3) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market operating in the United States or any other country or region in the world (except, in each case, to the extent that such effect has had a materially disproportionate adverse effect on Forescout relative to other companies of a similar size operating in the industries in which Forescout and its subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether there has occurred a Company Material Adverse Effect);

  •
  changes in conditions in the industries in which Forescout and its subsidiaries conduct business (except to the extent that such effect has had a materially disproportionate adverse effect on Forescout relative to other companies of a similar size operating in the industries in which Forescout and its subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether there has occurred a Company Material Adverse Effect);

  •
  changes in regulatory, legislative or political conditions (including the imposition or adjustment of tariffs) in the United States or any other country or region in the world (except to the extent that such effect has had a materially disproportionate adverse effect on Forescout relative to other companies of similar size operating in the industries in which Forescout and its subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether there has occurred a Company Material Adverse Effect);

  •
  any geopolitical conditions, outbreak of hostilities, acts of war, sabotage, terrorism or military actions (including any escalation or general worsening of any such hostilities, acts of war, sabotage, terrorism or military actions) in the United States or any other country or region in the world (except to the extent that such Effect has had a materially disproportionate adverse effect on Forescout relative to other companies of similar size operating in the industries in which Forescout and its subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether there has occurred a Company Material Adverse Effect);

  •
  earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural disasters, weather conditions, epidemics, pandemics and other force majeure events in the United States or any other country or region in the world (except to the extent that such effect has had a materially disproportionate adverse effect on Forescout relative to other companies of similar size operating in the industries in which Forescout and its subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether there has occurred a Company Material Adverse Effect);

  •
  any effect resulting from the announcement of the merger agreement or the pendency of the merger, including the impact thereof on the relationships, contractual or otherwise, of Forescout and its subsidiaries with employees, suppliers, customers, partners, vendors, governmental authorities or any other third person (other than as provided in the merger agreement);

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  the compliance (other than compliance with the covenant to operate in the ordinary course of business as provided in the merger agreement) by any party with the terms of the merger agreement, including any action taken or refrained from being taken pursuant to or in accordance with the merger agreement;

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  any action taken or refrained from being taken, in each case to which Parent has expressly approved, consented to or requested in writing (including via email) following the date of the merger agreement;

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  changes or proposed changes in GAAP or other accounting standards or applicable law (or the enforcement or interpretation of any of the foregoing) or changes in the regulatory accounting requirements applicable to any industry in which Forescout and its subsidiaries operate (except to the extent that such effect has had a materially disproportionate adverse effect on Forescout relative to other companies of a similar size operating in the industries in which Forescout and its subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether there has occurred a Company Material Adverse Effect);

  •
  changes in the price or trading volume of the common stock, in each case in and of itself (it being understood that any cause of such change may be deemed to constitute, in and of itself, a Company Material Adverse Effect and may be taken into consideration when determining whether a Company Material Adverse Effect has occurred);

  •
  any failure, in and of itself, by Forescout and its subsidiaries to meet (1) any public estimates or expectations of our revenue, earnings or other financial performance or results of operations for any period; or (2) any internal budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that any cause of any such failure may be deemed to constitute, in and of itself, a Company Material Adverse Effect and may be taken into consideration when determining whether a Company Material Adverse Effect has occurred);

  •
  the availability or cost of equity, debt or other financing to Parent or Merger Sub;

  •
  any transaction litigation or other legal proceeding threatened, made or brought by any of the current or former Forescout stockholders (on their own behalf or on behalf of Forescout) against Forescout, any of its executive officers or other employees or any member of the Forescout Board arising out of the merger or any other transaction contemplated by the merger agreement; and

  •
  any matters expressly disclosed in the confidential disclosure letter to the merger agreement.

        In the merger agreement, Forescout has made customary representations and warranties to Parent and Merger Sub that are subject, in some cases, to specified exceptions and qualifications contained in the merger agreement and the confidential disclosure letter to the merger agreement. These representations and warranties relate to, among other things:

  •
  organization and good standing;

  •
  corporate power and enforceability;

  •
  approvals of the Forescout Board;

  •
  requisite stockholder approval;

  •
  non-contravention;

  •
  requisite governmental approvals;

  •
  capitalization;

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  subsidiaries;

  •
  SEC reports;

  •
  financial statements, internal controls and indebtedness;

  •
  no undisclosed liabilities;

  •
  absence of certain changes;

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  material contracts;

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  real property matters;

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  environmental matters;

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  intellectual property matters;

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  tax matters;

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  employee plans;

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  labor matters;

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  permits;

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  compliance with laws;

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  legal proceedings and orders;

  •
  insurance;

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  related party transactions; and

  •
  brokers and financial advisers.

        Under the merger agreement, Parent and Merger Sub acknowledge that Forescout has not made any representations or warranties other than those expressly set forth in the merger agreement or the certificate delivered by Forescout pursuant to the merger agreement, and expressly disclaim reliance on any representation, warranty or other information regarding Forescout, other than those expressly set forth in the merger agreement or the certificate delivered by Forescout pursuant to the merger agreement.

        In the merger agreement, Parent and Merger Sub have made customary representations and warranties to Forescout that are subject, in some cases, to specified exceptions and qualifications contained in the merger agreement. These representations and warranties relate to, among other things:

  •
  organization and good standing;

  •
  power and enforceability;

  •
  non-contravention;

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  requisite governmental approval;

  •
  legal proceedings and orders;

  •
  ownership of Forescout capital stock;

  •
  brokers;

  •
  no Parent vote or approval required;

  •
  guarantee;

  •
  financing;

  •
  absence of stockholder and management arrangements;

  •
  interests in competitors; and

  •
  non-foreign status.

        Under the merger agreement, Forescout acknowledges that Parent and Merger Sub have not made any representations or warranties other than those expressly set forth in the merger agreement or the certificate delivered by Parent and Merger Sub pursuant to the merger agreement and expressly disclaims reliance on any representation, warranty or other information regarding Parent and Merger Sub, other than those expressly set forth in the merger agreement or the certificate delivered by Parent and Merger Sub pursuant to the merger agreement.

        The representations and warranties contained in the merger agreement will not survive the consummation of the merger.

Conduct of Business Pending the Merger

        Other than as contemplated by the merger agreement, set forth in the confidential disclosure letter to the merger agreement or approved by Parent, from the date of the merger agreement to the effective time of the merger (or termination of the merger agreement), Forescout agreed to:

  •
  use its reasonable best efforts to maintain its existence in good standing pursuant to applicable law;

  •
  subject to certain exceptions, conduct its business and operations in the ordinary course of business; and

  •
  use its reasonable best efforts to (1) preserve intact its material assets, properties, contracts and business organizations; (2) keep available the services of its current officers and key employees; and (3) preserve its current business relationships.

        Forescout has also agreed that it will not:

  •
  amend or otherwise change its organizational document;

  •
  propose or adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;

  •
  issue, grant, sell, or deliver, or agree or commit to issue, grant, sell or deliver, any company securities (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise), except (1) pursuant to Forescout stock-based awards or Forescout options outstanding as of February 3, 2020 or pursuant to the ESPP, in each case, in accordance with their terms in effect on the date of the merger agreement; or (2) issuances of new hire Forescout options or Forescout stock-based awards covering up to 100,000 shares of common stock in the aggregate that are required under agreements in effect on the date of the merger agreement (including any offer letters or similar agreements entered into or extended as of the date of the merger agreement), provided that the detail of such issuances have been made available to Parent and such issuances are evidenced by a form of award agreement that is consistent with those used for other service providers;

  •
  directly or indirectly acquire, repurchase or redeem any securities, except (1) with respect to Forescout securities pursuant to the terms and conditions of Forescout stock-based awards or Forescout options outstanding as of the date of the merger agreement in accordance with their terms as in effect on the date of the merger agreement in order to satisfy tax obligations with respect to awards granted pursuant to company stock plans or pay the exercise price of Forescout options; or (2) transactions between Forescout and any of its direct or indirect subsidiaries;

  •
  (1) acquire (by merger, consolidation or acquisition of stock or assets) any other person or any material equity interest therein or enter into any joint venture, partnership, limited liability corporation or similar arrangement with any third person; or (2) dispose of (by merger, consolidation, disposition of assets, lease or otherwise), directly or indirectly, any material assets, properties, interests or businesses, other than in the ordinary course of business and as otherwise permitted by the terms of the merger agreement;

  •
  acquire, or agree to acquire, fee ownership (or its jurisdictional equivalent) of any real property;

  •
  (1) adjust, split, subdivide, combine or reclassify any shares of capital stock, or issue or authorize or propose the issuance of any other company securities in respect of, in lieu of or in substitution for, shares of capital stock or other equity or voting interest; (2) declare, set aside, establish a record date for, authorize or pay any dividend or other distribution (whether in cash, shares or property or any combination thereof) in respect of any shares of capital stock or other equity or voting interest, or make any other actual, constructive or deemed distribution in respect of the shares of capital stock or other equity or voting interest, except for cash dividends made by any direct or indirect wholly owned subsidiary of Forescout to Forescout or one of its other wholly owned subsidiaries; (3) pledge or encumber any shares of its capital stock or other equity or voting interest; or (4) modify the terms of any shares of its capital stock or other equity or voting interest;

  •
  (1) incur, assume, suffer or modify the terms of any indebtedness or issue any debt securities, except (a) short-term debt incurred to fund operations of the business in the ordinary course of business consistent with past practice; (b) for loans or advances between subsidiaries of Forescout or between Forescout and subsidiaries; and (c) revolving indebtedness incurred pursuant to the existing credit agreement to fund operations of the business; (2) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person, except with respect to obligations or wholly owned subsidiaries of Forescout; (3) make any loans, advances or capital contributions to, or investments in, any other person, except for (a) extensions of credit to customers in the ordinary course of business; (b) advances to directors, officers and other employees for travel and other business-related expenses, in each case in the ordinary course of business and in compliance in all material respects with Forescout's policies related thereto; and (c) for loans or advances solely between wholly owned subsidiaries of Forescout or between Forescout and its wholly owned subsidiaries and capital contributions in wholly owned subsidiaries of the Forescout; or (4) mortgage, pledge or otherwise encumber any assets, tangible or intangible, or create or suffer to exist any lien thereon;

  •
  except (a) in order to comply with applicable law, (b) as required pursuant to the terms of any Forescout benefit plan in effect on the date of the merger agreement and made available to Parent, (c) as required by the merger agreement or (d) pursuant to the proposed budget for 2020 annual base cash compensation increases, 2019 bonus payouts and new hires set forth on the confidential disclosure letter to the merger agreement, (1) establish, adopt, enter into, terminate or amend, or take any action to accelerate the vesting, payment or funding of any compensation, or benefits under, any Forescout benefit plan, including with respect to any Forescout stock-based award or Forescout option, except as permitted by clauses (2) through (4) below; (2) grant to any service provider whose annual base cash compensation exceeds $250,000 any increase in cash compensation, bonus or fringe or other benefits (or grant such increases to any other service provider outside the ordinary course of business); (3) grant to any service provider or, increase the amount of any bonus, incentive, change in control, retention, severance, termination pay or similar payments; (4) enter into any employment, consulting, change in control, retention, severance, termination or similar agreement with any service provider (other than offer letters or consulting agreements entered into with newly-hired non-officer employees or consultants in the ordinary course of business and consistent with past practice that do not include change in control, equity-based, retention, severance, notice or similar payments or obligations); (5) hire, engage or terminate the employment or engagement of any service provider, other than any non-officer or employee of Forescout or any of its subsidiaries with an annual base cash compensation of less than $250,000 in the ordinary course of business and other than terminations for cause; or (6) communicate with the employees of Forescout or any of its subsidiaries with respect to the compensation, benefits or other treatment they will receive following the effective time of the merger, unless such communication is approved by Parent in advance of such communication;

  •
  negotiate, enter into, amend or extend any contract with a union;

  •
  settle, release, waive or compromise any pending or threatened material legal proceeding;

  •
  except as required by applicable law or GAAP, (1) other than in the ordinary course of business, revalue in any material respect any of its properties or assets, including writing-off notes or accounts receivable; or (2) make any change in any of its accounting principles or practices;

  •
  (1) make, change or revoke any material tax election; (2) settle or compromise any material tax dispute, audit, investigation, proceeding, claim or assessment; (3) consent to any extension or waiver of any limitation period with respect to any material tax claim or assessment; (4) surrender any material tax refund or right thereto; (5) elect or change materially any method of accounting for tax purposes or tax accounting period; (6) amend any material tax return; (7) file any material tax return in a manner inconsistent with past practice; (8) enter into any contractual obligation in respect of material taxes with any governmental authority; or (9) consent to any extension or waiver of the limitation period to any material tax claim or assessment relating to Forescout (other than pursuant to an extension of time to file);

  •
  (1) incur, authorize or commit to incur any capital expenditures in excess of $5,000,000 in the aggregate; (2) enter into, modify, amend, extend, fail to perform the terms of or terminate any contract that if so entered into, modified, amended, extended, failed to be performed or terminated would have a Company Material Adverse Effect; (3) maintain insurance at less than current levels or otherwise in a manner inconsistent with past practice; (4) engage in any transaction with any affiliate of Forescout; (5) effectuate a "plant closing," "mass layoff" or other employee layoff event affecting in whole or in part any site of employment, facility, operating unit or employee; (6) grant any material refunds, credits, rebates or other allowances to any end user, customer, reseller or distributor, in each case other than in the ordinary course of business; or (7) waive, release, grant, encumber or transfer any right of material value other than in the ordinary course of business;

  •
  enter into any collective bargaining agreement or agreement to form a work council or other agreement with any labor organization or works council (except to the extent required by applicable law);

  •
  adopt or implement any stockholder rights plan or similar arrangement; or

  •
  enter into, authorize any of, or agree or commit to enter into a contract to take any such prohibited actions.

Solicitation of Other Acquisition Offers

        Under the merger agreement, during the period commencing with the execution and delivery of the merger agreement and continuing until the no-shop period start date, and, subject to certain conditions as set forth in the merger agreement, continuing beyond the no-shop period start date with respect to any excluded party, Forescout, its subsidiaries and their respective representatives have the right, acting pursuant to the direction of the Forescout Board (or a committee thereof), to, directly or indirectly:

  •
  initiate, solicit, propose, induce or encourage the making, submission or announcement of one or more acquisition proposals from any person or its representatives;

  •
  continue, enter into, participate in or engage in any discussions or negotiations with any person or its representatives with respect to one or more acquisition proposals or any other proposals that could lead to an acquisition proposal; and

  •
  otherwise cooperate with, assist or take any action to facilitate any acquisition proposal or any other proposals that could lead to any acquisition proposal.

        On the no-shop period start date, Forescout has agreed to cease and cause to be terminated any discussions or negotiations with, any person and its representatives (other than any excluded party and its representatives).

        During the period commencing with the no-shop period start date and continuing until the effective time of the merger (or the earlier termination of the merger agreement), Forescout has agreed that it will not, and will cause its subsidiaries and their respective directors and executive officers not to, and it will not authorize or permit any of its or its subsidiaries' employees, consultants or other representatives to, directly or indirectly (except with respect to any excluded party):

  •
  solicit, initiate, propose or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any proposal or inquiry that constitutes, or is reasonably expected to lead to, an acquisition proposal;

  •
  furnish to any person (other than Parent, Merger Sub or any of their respective designees) any non-public information relating to Forescout or any of its subsidiaries or afford to any person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of Forescout or any of its subsidiaries (other than Parent, Merger Sub or any of their respective designees), in any such case in connection with any acquisition proposal or with the intent to induce the making, submission or announcement of, or to knowingly encourage, facilitate or assist, any proposal or inquiry that constitutes, or is reasonably expected to lead to, an acquisition proposal or the making of any proposal that would reasonably be expected to lead to an acquisition proposal;

  •
  participate, or engage in discussions or negotiations, with any person with respect to an acquisition proposal or with respect to any proposals or inquiries from third persons relating to the making of an acquisition proposal (other than only informing such persons of the provisions contained in merger agreement);

  •
  approve, endorse or recommend any proposal that constitutes, or is reasonably expected to lead to, an acquisition proposal;

  •
  enter into any letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other contract relating to an acquisition transaction, other than an acceptable confidentiality agreement (we refer to any of these as an "alternative acquisition agreement"); or

  •
  authorize or commit to do any of the foregoing.

        Under the merger agreement, from the no-shop period start date until Forescout's receipt of the requisite stockholder approval, Forescout and the Forescout Board (or a committee thereof) may, directly or indirectly through one or more of their representatives (including the company financial advisor) (1) participate or engage in discussions or negotiations with; (2) furnish any non-public information relating to Forescout or any of its subsidiaries to; (3) afford access to the business, properties, assets, books, records or other non-public information, or to any personnel, of Forescout or any of its Subsidiaries to; or (4) otherwise facilitate the making of a superior proposal by, in each case:

  •
  any excluded party or its representatives; or

  •
  any person or its representatives that has made, renewed or delivered to Forescout a written acquisition proposal after the no-shop period start date that was not solicited in breach of the merger agreement, but only if the Forescout Board (or a committee thereof) has determined in good faith (after consultation with its financial advisor and outside legal counsel) that (1) such acquisition proposal either constitutes a superior proposal or is reasonably likely to lead to a superior proposal; and (2) the failure to take actions would result in a breach of its fiduciary duties pursuant to applicable law.

        On and after the no-shop period start date, Forescout has agreed that it will promptly (and, in any event, within 24 hours from the receipt thereof) notify Parent in writing if any acquisition proposal, or inquiry from any person or group related to making a potential acquisition proposal, is, to the knowledge of Forescout, received by, any non-public information is requested from, or any discussions or negotiations are sought to be initiated or continued with, Forescout or any of its representatives. Such notice must include (1) the identity of the person or group making such proposal, inquiry, request or offer; and (2) a summary of the material terms and conditions of such proposal, inquiry, request or offer and, if in writing, a copy thereof and of all documents or agreements including such proposal. Thereafter, Forescout must keep Parent reasonably informed, on a prompt basis, of the status and terms of any such offers or proposals (including any updates or amendments thereto) and the status of any such discussions or negotiations.

        For purposes of this proxy statement and the merger agreement:

  •
  "excluded party" means a person or group (1) that, prior to the no-shop period start date, has submitted a written acquisition proposal to Forescout or one of its representatives and in respect of which the Forescout Board (or a committee thereof) has concluded in good faith (after consultation with its financial advisor and outside legal counsel) prior to the no-shop period start date is a superior proposal; and (2) with which, prior to the no-shop period start date, Forescout has agreed upon (but is not required to execute) a final alternative acquisition agreement to consummate the acquisition transaction contemplated by such superior proposal, and with respect to which such person or group and Forescout have each notified Parent in writing (which may be a joint writing) (and provided a copy of such alternative acquisition agreement to Parent) that they are ready and willing to execute such alternative acquisition agreement without any amendments or modifications thereto, and as to which Forescout has notified Parent and Merger Sub in writing that Forescout is prepared to terminate the merger agreement to enter into such alternative acquisition agreement prior to the no-shop period start date; and

  •
  "superior proposal" means any bona fide written acquisition proposal on terms that the Forescout Board (or a committee thereof) has determined in good faith (after consultation with its financial advisor and outside legal counsel) is reasonably likely to be consummated in accordance with its terms and taking into account all legal, regulatory, financing and timing aspects of the proposal (including certainty of closing) and the identity of the person making the proposal and all other aspects of the acquisition proposal that the Forescout Board (or a committee thereof) deems relevant, and, if consummated, would be more favorable, from a financial point of view, to Forescout stockholders (in their capacity as such) than the merger (taking into account any revisions to the merger agreement made or proposed in writing by Parent prior to the time of such determination). For purposes of the reference to an "acquisition proposal" in this definition, all references to "15 percent" in the definition of "acquisition transaction" will be deemed to be references to "50 percent."

The Forescout Board's Recommendation; Board Recommendation Change

        The Forescout Board has recommended that the holders of shares of common stock vote "FOR" the proposal to adopt the merger agreement. Under the merger agreement, except as set forth below, at no time after the date of the merger agreement may the Forescout Board (or a committee thereof):

  •
  withhold, withdraw, amend, qualify or modify, or publicly propose to withhold, withdraw, amend, qualify or modify, the company board recommendation in a manner adverse to Parent;

  •
  adopt, approve, endorse, recommend or otherwise declare advisable an acquisition proposal;

  •
  fail to publicly reaffirm the company board recommendation within 10 business days after Parent so requests in writing (or, if the company stockholder meeting is scheduled to be held within 10 business days, then within one business day after Parent so requests in writing);

  •
  take or fail to take any formal action or make or fail to make any recommendation or public statement in connection with a tender or exchange offer, other than a recommendation against such offer or a "stop, look and listen" communication by the Forescout Board (or a committee thereof) to Forescout stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication) (it being understood that the Forescout Board (or a committee thereof) may refrain from issuing a recommendation against such tender or exchange offer until 5:30 p.m., Eastern time, on the 10th business day after the commencement of a tender or exchange offer in connection with such acquisition proposal without such action being considered a violation of the merger agreement);

  •
  fail to include the company board recommendation in the proxy statement (we refer to the actions described in these five bullets as a "company board recommendation change"); or

  •
  cause or permit Forescout or any of its subsidiaries to enter into an alternative acquisition agreement.

        Other than in connection with a written acquisition proposal that constitutes a superior proposal, at any time prior to obtaining the requisite stockholder approval, the Forescout Board (or a committee thereof) may effect a company board recommendation change in response to an intervening event if the Forescout Board (or a committee thereof) determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to do so would result in a breach of its fiduciary duties pursuant to applicable law if and only if:

  •
  Forescout has provided prior written notice to Parent at least five business days in advance to the effect that the Forescout Board (or a committee thereof) has (1) so determined; and (2) resolved to effect a company board recommendation change; and

  •
  prior to effecting such company board recommendation change, Forescout and its representatives, until 5:00 p.m. at the end of such five business day period, have (1) negotiated with Parent and its representatives in good faith (to the extent that Parent requests to negotiate) to make such adjustments to the terms and conditions of the merger agreement so that the Forescout Board (or a committee thereof) no longer determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to make a company board recommendation change in response to such intervening event would result in a breach of its fiduciary duties pursuant to applicable law; and (2) permitted Parent and its representatives to make a presentation to the Forescout Board regarding the merger agreement and any adjustments with respect thereto (to the extent that Parent requests to make such a presentation).

        At any time prior to obtaining the requisite stockholder approval, if Forescout has received a written acquisition proposal that the Forescout Board (or a committee thereof) has concluded in good faith (after consultation with its financial advisor and outside legal counsel) is a superior proposal, then the Forescout Board may (1) effect a company board recommendation change with respect to such superior proposal; or (2) authorize Forescout to terminate the merger agreement to enter into an alternative acquisition agreement with respect to such superior proposal, in each case if and only if:

  •
  the Forescout Board (or a committee thereof) determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to do so would result in a breach of its fiduciary duties pursuant to applicable law;

  •
  Forescout and each of its representatives has complied in all material respects with its obligations pursuant to the merger agreement with respect to such acquisition proposal;

  •
  (1) Forescout has provided prior written notice to Parent at least five business days in advance (which we refer to as the "notice period") to the effect that the Forescout Board (or a committee thereof) has (a) received a written acquisition proposal that has not been withdrawn; (b) concluded in good faith (after consultation with its financial advisor and outside legal counsel) that such acquisition proposal constitutes a superior proposal; and (c) resolved to effect a company board recommendation change or to terminate the merger agreement absent any revision to the terms and conditions of the merger agreement, which notice describes the basis for such company board recommendation change or termination, including the identity of the person or group making such acquisition proposal, the price and other material terms of such acquisition proposal and include copies of all relevant documents relating to such acquisition proposal; and (2) prior to effecting such company board recommendation change or termination, Forescout and its representatives, until 5:00 p.m. on the last day of the notice period, have (a) negotiated with Parent and its representatives in good faith (to the extent that Parent desires to negotiate) to make such adjustments to the terms and conditions of the merger agreement so that such acquisition proposal would cease to constitute a superior proposal; and (b) permitted Parent and its representatives to make a presentation to the Forescout Board regarding the merger agreement and any adjustments with respect thereto (to the extent that Parent requests to make such a presentation), it being understood that (i) in the event of any material revision, amendment, update or supplement to such acquisition proposal, Forescout will be required to deliver a new written notice to Parent and to comply with the requirements of the merger agreement with respect to such new written notice (with the "notice period" in respect of such new written notice being four business days); and (ii) at the end of the notice period, the Forescout Board (or a committee thereof) must have in good faith (after consultation with its financial advisor and outside legal counsel) reaffirmed its determination that such acquisition proposal is a superior proposal; and

  •
  in the event of any termination of the merger agreement in order to cause or permit Forescout or any of its subsidiaries to enter into an alternative acquisition agreement with respect to such acquisition proposal, Forescout will have validly terminated the merger agreement in accordance with the applicable provisions of the merger agreement, including paying the applicable company termination fee.

        For purposes of this proxy statement and the merger agreement, "intervening event" means any effect, or any material consequence of such effect, that (1) as of the date of the merger agreement was not known or reasonably foreseeable, in each case based on facts known to the Forescout Board as of the date of the merger agreement; and (2) does not relate to (a) an acquisition proposal, (b) Parent, Merger Sub or the merger agreement, or (c) the mere fact, in and of itself, that Forescout meets or exceeds any internal or published projections, forecasts, estimates or predictions of revenue, earnings or other financial or operating metrics for any period ending on or after the date of the merger agreement, or changes after the date of the merger agreement in the price or trading volume of the common stock (it being understood that the underlying cause of any of the foregoing in this clause (c) may be considered and taken into account).

Stockholder Meeting

        Forescout has agreed to take all action necessary to establish a record date for, duly call, give notice of, convene and hold the special meeting as promptly as reasonably practicable following the sending of this proxy statement. Forescout is permitted to postpone or adjourn the special meeting in certain circumstances related to soliciting additional proxies or requirements of applicable law.

Employee Benefits

        From and after the effective time of the merger, the surviving corporation will (and Parent will cause the surviving corporation to) honor all Forescout benefit plans in accordance with their terms as in effect immediately prior to the effective time of the merger, except that the surviving corporation is permitted to amend or terminate any such Forescout benefit plans in accordance with their terms or if otherwise required by applicable law.

        The surviving corporation or one of its subsidiaries will (and Parent will cause the surviving corporation or one of its subsidiaries to) continue to employ all employees of ours and our subsidiaries as of the effective time of the merger. For a period of one year following the effective time of the merger (or until an earlier termination of employment), the surviving corporation and its subsidiaries generally will (and Parent will cause the surviving corporation and its subsidiaries to) maintain for the benefit of continuing employees our broad-based Forescout benefit plans and other broad-based employee benefit plans or other compensation or severance arrangements (except for any excluded benefits) on terms and conditions that are no less favorable in the aggregate than those in effect on the date of the merger agreement, provide cash compensation and cash incentive opportunities to each continuing employee that are no less favorable in the aggregate than those in effect for the continuing employee immediately before the effective time of the merger, or otherwise some combination of such broad-based employee benefits, base cash compensation and cash incentive opportunities (excluding excluded benefits) that, as a whole, are no less favorable in the aggregate than those as in effect immediately prior to the effective time of the merger. In each case, base compensation and target cash incentive compensation opportunity (other than excluded benefits) will not be decreased for a period of one year following the effective time of the merger for any continuing employee employed during that period. For a period of one year following the effective time of the merger, the surviving corporation will (and Parent will cause the surviving corporation to) provide to continuing employees severance benefits that are no less favorable than those provided by us and our subsidiaries as of the date of the merger agreement as disclosed to Parent.

        At or after the effective time of the merger, Parent will, or will cause the surviving corporation or any other subsidiary of Parent to, cause to be granted to the continuing employees service credit for eligibility to participate, vesting and entitlement to benefits where length of service is relevant (including for purposes of vacation accrual and severance pay entitlement but not for purposes of any excluded benefits), except if such service credit would result in duplication of benefits. Each continuing employee will be immediately eligible to participate in any employee benefit plans sponsored by Parent and its subsidiaries (other than the Forescout benefit plans) (which we refer to as the "new plans") that replaces coverage under a comparable Forescout benefit plan in which such continuing employee participates immediately prior to the effective time of the merger (which we refer to as the "old plans"). For purposes of each new plan providing welfare benefits to any continuing employee, Parent will, or will cause the surviving corporation or any subsidiaries of Parent to, use commercially reasonable efforts to cause all waiting periods, pre-existing conditions or limitations, physical examination requirements, evidence of insurability requirements and actively-at-work or similar requirements of such new plan to be waived to the same extent waived under corresponding old plans, cause any eligible expenses incurred under an old plan during the portion of the plan year of the old plan ending on the date that such continuing employee's participation in the corresponding new plan begins to be given full credit under such new plan for satisfying deductibles, co-payments, coinsurance, offset and maximum out-of-pocket requirements for the applicable plan year; and provide credit to continuing employees under any new plan that is a flexible spending plan with any unused balances. Any accrued but unused vacation or paid time off as of immediately prior to the effective time of the merger will be credited to the continuing employee following the effective time of the merger.

Efforts to Close the Merger

  General

        Under the merger agreement, Parent and Merger Sub, on the one hand, and Forescout, on the other hand, agreed to use their respective reasonable best efforts to (1) take (or cause to be taken) all actions; (2) do (or cause to be done) all things; and (3) assist and cooperate with the other parties in doing (or causing to be done) all things, in each case as are necessary, proper or advisable pursuant to applicable law or otherwise to consummate and make effective, in the most expeditious manner practicable, the merger, including by using reasonable best efforts to:

  •
  cause the closing conditions to the merger to be satisfied;

  •
  (1) obtain all consents, waivers, approvals, orders and authorizations from governmental authorities; and (2) make all registrations, declarations and filings with governmental authorities, in each case that are necessary or advisable to consummate the merger;

  •
  (1) obtain all consents, waivers and approvals; and (2) deliver all notifications, in each case pursuant to any material contracts in connection with the merger agreement and the consummation of the merger so as to maintain and preserve the benefits to the surviving corporation of such material contracts as of and following the consummation of the merger; and

  •
  execute and deliver any contracts and other instruments that are reasonably necessary to consummate the merger.

        In addition to the foregoing, under the merger agreement, Parent or Merger Sub, on the one hand, and Forescout, on the other hand, agreed not to take any action (or fail to take any action) that is intended to or has (or would reasonably be expected to have) the effect of preventing, impairing, delaying or otherwise adversely affecting the (1) consummation of the merger; or (2) ability of such party to fully perform its obligations pursuant to the merger agreement.

        Notwithstanding the foregoing, under the merger agreement, neither Forescout nor any of its subsidiaries are required to agree to the payment of a consent fee, "profit sharing" payment or other consideration (including increased or accelerated payments), or the provision of additional security (including a guaranty), in connection with the merger, including in connection with obtaining any consent pursuant to any material contract.

  HSR Act; Competition Laws

        Forescout and Parent have each agreed to (1) use its respective reasonable best efforts to supply (or cause the other to be supplied) with any additional information that reasonably may be required or requested by the FTC, the DOJ or the governmental authorities of any other applicable jurisdiction in which any such filing is made; and (2) use its respective reasonable best efforts to take all action necessary to, as soon as practicable, (a) cause the expiration or termination of the applicable waiting periods pursuant to the HSR Act and any other antitrust laws applicable to the merger, and (b) obtain any required consents pursuant to any antitrust laws applicable to the merger. The waiting period under the HSR Act was early terminated as of 5:15 p.m., Eastern time, on February 24, 2020.

        Each of Parent and Merger Sub agreed to, if and to the extent necessary to obtain clearance of the merger pursuant to the HSR Act and any other antitrust laws applicable to the merger, (1) offer, negotiate, commit to and effect, by consent decree, hold separate order or otherwise, (a) the sale, divestiture, license or other disposition of any and all of the capital stock or other equity or voting interests, assets (whether tangible or intangible), rights, products or businesses of Parent and Merger Sub, on the one hand, and Forescout and its subsidiaries, on the other hand, and (b) any other restrictions on the activities of Parent and Merger Sub, on the one hand, and Forescout and its subsidiaries, on the other hand; and (2) contest, defend and appeal any legal proceedings, whether judicial or administrative, challenging the merger agreement or the consummation of the merger.

  Financing

        Under the merger agreement, Parent agreed to use its reasonable best efforts to take all actions and do all things necessary, proper and advisable to obtain the equity financing on the terms and conditions described in the equity commitment letter, including by using its reasonable best efforts to:

  •
  maintain in effect the equity commitment letter in accordance with the terms and subject to the conditions thereof;

  •
  comply with its obligations under the equity commitment letter;

  •
  satisfy on a timely basis all conditions to funding that are applicable to Parent and Merger Sub in the equity commitment letter that are within its control;

  •
  consummate the equity financing at or prior to the closing, including causing the guarantor to fund the equity financing at the closing;

  •
  comply with its obligations pursuant to the equity commitment letter; and

  •
  enforce its rights pursuant to the equity commitment letters.

        Under the merger agreement, each of Parent and Merger Sub agreed to use and cause their respective officers, employees, advisors and other representatives to use their reasonable best efforts to:

  •
  maintain in effect the debt commitment letters in accordance with the terms (including any "flex" provisions) and subject to the conditions thereof;

  •
  negotiate, execute and deliver definitive agreements with respect to the debt financing contemplated by the debt commitment letters on the terms and conditions (including any "flex" provisions) contemplated by the debt commitment letters or the fee letters;

  •
  accept (and comply with) to the fullest extent all "flex" provisions contemplated by the debt commitment letters or the fee letters and the debt financing to the extent that such "flex" provisions are exercised in accordance with the terms thereof;

  •
  satisfy on a timely basis all conditions to funding that are applicable to and within the control of Parent and Merger Sub in the debt commitment letters and such definitive agreements related thereto;

  •
  upon satisfaction of the conditions set forth in the debt commitment letters, consummate the debt financing at the closing, including causing the financing sources to fund the debt financing at the closing so long as all of applicable closing conditions (other than those to be satisfied at the closing, but subject to the satisfaction or waiver of those conditions at the closing) have been satisfied or waived; and

  •
  enforce its rights pursuant to the debt commitment letters.

        Parent and Merger Sub have agreed to fully pay, or cause to be fully paid, all commitment or other fees arising pursuant to the debt commitment letters as and when they become due in accordance with the terms of the debt commitment letters.

        In furtherance and not in limitation of the foregoing provisions, if any portion of the debt financing becomes unavailable on the terms and conditions (including any "flex" provisions)

contemplated in the debt commitment letters, then Parent has agreed to use its reasonable best efforts to arrange and obtain, as promptly as practicable following the occurrence of such event:

  •
  alternative financing from alternative sources on terms and conditions not materially less favorable in the aggregate to Parent and Merger Sub (as determined by Parent in good faith) than those contained in the debt commitment letters and the fee letters and in an amount at least equal to the debt financing or such unavailable portion thereof, as the case may be (unless the amount of the equity financing has been increased by a corresponding amount) (which we refer to as the "alternate debt financing"); and

  •
  one or more new financing commitment letters with respect to such alternate debt financing (which we refer to as the "new debt commitment letters"), which new debt commitment letters will replace the existing debt commitment letters in whole or in part.

        Parent has agreed to promptly provide a copy of any new debt commitment letters (and any fee letter in connection therewith, which may be delivered with the fee amounts, "flex" terms and other commercially sensitive information redacted in a customary manner so long as no redaction covers terms that would adversely affect the amount, conditionality, availability or termination of the alternate debt financing) to Forescout.

        Parent and Merger Sub have agreed to seek to enforce, including by bringing a legal proceeding for specific performance, the equity commitment letter if Forescout seeks and is granted a decree of specific performance of the obligation to consummate the merger after all applicable conditions to the granting thereof set forth in the merger agreement have been satisfied.

        Under the merger agreement, Forescout agreed to use, and to cause its subsidiaries and their respective officers, employees, advisors and other representatives to use, reasonable best efforts to provide Parent and Merger Sub with all cooperation reasonably requested by Parent or Merger Sub to assist them in causing the conditions in the debt commitment letters to be satisfied or as is otherwise reasonably requested by Parent or Merger Sub in connection with Parent and Merger Sub obtaining the debt and equity financing, subject to certain conditions.

        Obtaining the financing is not a condition to the closing.

Indemnification and Insurance

        The merger agreement provides that the surviving corporation and its subsidiaries will honor and fulfill, in all respects, the obligations of Forescout and its subsidiaries pursuant to any indemnification agreements entered into prior to the effective time of the merger between Forescout and any of its subsidiaries, on the one hand, and any of their respective current or former directors, officers or employees (and any person who becomes a director, officer or employee of Forescout or any of its subsidiaries prior to the effective time of the merger), on the other hand (we refer to such persons collectively as the "indemnified persons"). In addition, under the merger agreement, during the period commencing at the effective time of the merger and ending on the sixth anniversary of the effective time of the merger, the surviving corporation and its subsidiaries will cause the certificates of incorporation, bylaws and other similar organizational documents of the surviving corporation and its subsidiaries to contain provisions with respect to indemnification, exculpation and the advancement of expenses that are at least as favorable as the indemnification, exculpation and advancement of expenses provisions set forth in the charter, the bylaws and the other similar organizational documents of the subsidiaries of Forescout, as applicable, as of the date of the merger agreement. During such six-year period, such provisions may not be repealed, amended or otherwise modified in any manner except as required by applicable law.

        Furthermore, during the period commencing at the effective time of the merger and ending on the sixth anniversary of the effective time of the merger, the surviving corporation has agreed to (and

Parent has agreed to cause the surviving corporation to) indemnify and hold harmless, to the fullest extent permitted by applicable law or pursuant to any indemnification agreements with Forescout or any of its subsidiaries in effect as of the effective time of the merger, each indemnified person from and against any costs, fees and expenses (including attorneys' fees and investigation expenses), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement or compromise in connection with any legal proceeding, whether civil, criminal, administrative or investigative, to the extent that such legal proceeding arises, directly or indirectly, out of or pertains, directly or indirectly, to (1) any action or omission, or alleged action or omission, in such indemnified person's capacity as a director, officer, employee or agent of Forescout or any of its subsidiaries or other affiliates (to the extent that such action or omission, or alleged action or omission, occurred prior to or at the effective time of the merger); and (ii) the merger, as well as any actions taken by Forescout, Parent or Merger Sub with respect to the merger (including any disposition of assets of the surviving corporation or any of its subsidiaries that is alleged to have rendered the surviving corporation or any of its subsidiaries insolvent).

        During the period commencing at the effective time of the merger and ending on the sixth anniversary of the effective time of the merger, the surviving corporation has agreed (and Parent has agreed to cause the surviving corporation to) maintain in effect the directors' and officers' liability insurance in respect of acts or omissions occurring at or prior to the effective time of the merger on terms (including with respect to coverage, conditions, retentions, limits and amounts) that are equivalent to those of Forescout's directors' and officers' liability insurance as in effect on the date of the merger agreement. Prior to the effective time of the merger, and in lieu of maintaining such directors' and officers' liability insurance, Forescout may purchase a prepaid "tail" policy with respect to such directors' and officers' liability insurance.

        For more information, refer to the section of this proxy statement captioned "The Merger—Interests of Forescout's Directors and Executive Officers in the Merger."

Conditions to the Closing of the Merger

        The obligations of Parent, Merger Sub and Forescout, as applicable, to consummate the merger are subject to the satisfaction or waiver (where permitted by applicable law) of certain conditions, including the following:

  •
  the adoption of the merger agreement by the requisite affirmative vote of Forescout stockholders;

  •
  the expiration or termination of the waiting period under the HSR Act and the affirmative approval or clearance under certain other applicable foreign antitrust laws (the waiting period under the HSR Act was early terminated as of 5:15 p.m., Eastern time, on February 24, 2020); and

  •
  the absence of any order, injunction or other judgment issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the merger, any action taken by any governmental authority of competent jurisdiction, and any law enacted, entered, enforced or deemed applicable to the merger, that, in each case, prohibits, makes illegal or enjoins the consummation of the merger.

        The obligations of Parent and Merger Sub to consummate the merger are subject to the satisfaction or waiver (where permitted by applicable law) of each of the following additional conditions, any of which may be waived exclusively by Parent:

  •
  the accuracy of the representations and warranties of Forescout in the merger agreement, subject to applicable materiality or other qualifiers, as of the effective time of the merger or the date in respect of which such representation or warranty was specifically made;

  •
  Forescout having performed and complied with in all material respects all obligations under the merger agreement required to be performed and complied with by it prior to the effective time of the merger;

  •
  receipt by Parent and Merger Sub of a customary closing certificate of Forescout; and

  •
  the absence of any Company Material Adverse Effect having occurred after the date of the merger agreement that is continuing.

        The obligations of Forescout to consummate the merger are subject to the satisfaction or waiver (where permitted by applicable law) of each of the following additional conditions, any of which may be waived exclusively by Forescout:

  •
  the accuracy of the representations and warranties of Parent and Merger Sub in the merger agreement, subject to applicable materiality or other qualifiers, as of the effective time of the merger or the date in respect of which such representation or warranty was specifically made;

  •
  Parent and Merger Sub having performed and complied with in all material respects all obligations under the merger agreement required to be performed and complied by Parent and Merger Sub prior to the effective time of the merger; and

  •
  the receipt by Forescout of a customary closing certificate of Parent and Merger Sub.

Termination of the Merger Agreement

        The merger agreement may be terminated at any time prior to the effective time of the merger, whether before or after the adoption of the merger agreement by Forescout stockholders (except as otherwise provided in the merger agreement), in the following ways:

  •
  by mutual written agreement of Forescout and Parent;

  •
  by either Forescout or Parent if:

  •
  any permanent injunction or other judgment or order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the merger is in effect, or any action has been taken by any governmental authority of competent jurisdiction, that, in each case, prohibits, makes illegal or enjoins the consummation of the merger and has become final and non-appealable or any law is enacted, entered, enforced or deemed applicable to the merger that prohibits, makes illegal or enjoins the consummation of the merger, except, in each case, that the right to terminate will not be available to any party that has failed to use its reasonable best efforts to resist, appeal, obtain consent pursuant to, resolve or lift, as applicable, such injunction, judgment, order, restraint, prohibition, action or law;

  •
  the merger has not been consummated by 11:59 p.m., Pacific time, on June 6, 2020 (subject to extension to 11:59 p.m., Pacific time, on August 6, 2020, in certain circumstances) (which we refer to as the "termination date"), except that a party may not terminate the merger agreement pursuant to this provision if such party's action or failure to act constitutes a breach of the merger agreement and has been the primary cause of, or primarily resulted in the failure to satisfy the conditions to the closing of the merger or the failure to consummate the merger by the termination date; or

  •
  Forescout stockholders do not adopt the merger agreement at the special meeting, except that a party may not terminate the merger agreement pursuant to this provision if such party's action or failure to act constitutes a breach of the merger agreement and causes, or results in, the failure to obtain the approval of the Forescout stockholders at the special meeting;

  •
  by Forescout if:

  •
  subject to a 45-day cure period, Parent or Merger Sub has breached or failed to perform in any material respect any of its respective representations, warranties, covenants or other agreements in the merger agreement such that the related closing condition would not be satisfied;

  •
  prior to the adoption of the merger agreement by Forescout stockholders: (1) the Forescout Board has authorized, in compliance with the terms of the merger agreement, Forescout to enter into an alternative acquisition agreement in respect of a superior proposal; (2) Forescout pays to Parent or its designee the applicable termination fee concurrently with such termination; and (3) Forescout has complied in all material respects with its covenants under the merger agreement with respect to soliciting such superior proposal; or

  •
  the debt financing marketing period provided in the merger agreement has elapsed and all of the closing conditions to the obligations of Parent and Merger Sub to consummate the merger have been and continue to be satisfied or waived (other than those conditions that by their terms are to be satisfied at the closing, each of which is capable of being satisfied at the closing) and Parent and Merger Sub fail to consummate the merger as required;

  •
  by Parent if:

  •
  subject to a 45-day cure period, Forescout has breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements in the merger agreement such that the related closing condition would not be satisfied;

  •
  the Forescout Board has withdrawn its recommendation that Forescout stockholders adopt the merger agreement (except that Parent's right to terminate in such instance will expire at 5:00 p.m., Pacific time, on the 10th business day following the date on which such right to terminate first arose); or

  •
  Forescout has breached or failed to perform in any material respects certain of its commitments related to alternative acquisition proposals.

        In the event that the merger agreement is terminated pursuant to the termination rights above, the merger agreement will be of no further force or effect without liability of any party to the other parties (or their representatives), as applicable, except certain sections of the merger agreement will survive the termination of the merger agreement in accordance with their respective terms, including terms relating to termination fees. Notwithstanding the previous sentence, nothing in the merger agreement will relieve any party from any liability for fraud or any willful and material breach of the merger agreement prior to the termination of the merger agreement. Furthermore, no termination of the merger agreement will affect the rights or obligations of any party pursuant to the confidentiality agreement, the guarantee or the financing letters, which rights, obligations and agreements will survive the termination of the merger agreement in accordance with their respective terms.

Termination Fees and Remedies

        The merger agreement contains certain termination rights for Forescout and Parent. Upon valid termination of the merger agreement under specified circumstances, Forescout will be required to pay Parent (or its designee) a termination fee of $55,832,270. Specifically, this termination fee will be payable by Forescout to Parent if the merger agreement is terminated:

  •
  by Parent, if the Forescout Board changes its recommendation with respect to the merger;

  •
  by Parent, if Forescout breaches or fails to perform, in accordance with the merger agreement, in any material respects, its obligations under the alternative solicitation provisions in the merger agreement; or

  •
  by Forescout, if the Forescout Board authorizes the acceptance of a superior proposal.

        The termination fee will also be payable in certain circumstances if:

  •
  the merger agreement is terminated (1) because the merger is not completed by the termination date; (2) because of Forescout's failure to obtain the required approval of its stockholders; or (3) because Forescout breaches or fails to perform in any material respect any of its representations, warranties or covenants in a manner that would cause the related closing conditions to not be satisfied;

  •
  prior to such termination (but after the date of the merger agreement) a proposal, generally speaking, to acquire at least 50 percent of Forescout's stock or assets is publicly announced or disclosed by a third party; and

  •
  Forescout subsequently consummates, or enters into a definitive agreement providing for, a transaction involving the acquisition of at least 50 percent of its stock or assets within one year of such termination.

        Notwithstanding the above, under certain circumstances as described in the merger agreement, if Forescout terminates the merger agreement to enter into a superior proposal with an excluded party, then the amount of the termination fee payable to Parent will be $37,221,513.

        Upon termination of the merger agreement under other specified circumstances, Parent will be required to pay Forescout a termination fee of $111,664,539, the payment of which has been guaranteed by the guarantors pursuant to and subject to the terms and conditions of the limited guarantee. Specifically, the termination fee will be payable by Parent to Forescout upon termination if the merger agreement is terminated:

  •
  by Forescout (1) because Parent fails to consummate the merger as required pursuant to, and in the circumstances specified in, the merger agreement, or (2) because Parent or Merger Sub breaches or fails to perform in any material respect any of its representations, warranties or covenants in a manner that would cause the related closing conditions to not be satisfied; or

  •
  by Forescout or Parent (1) because the merger is not completed by the termination date and (2) Parent failed to consummate the merger as required pursuant to, and in the circumstances specified in, the merger agreement, or Parent or Merger Sub breached or failed to perform in any material respect any of its representations, warranties or covenants in a manner that would cause the related closing conditions to not be satisfied.

        The merger agreement also provides that Forescout, on the one hand, or Parent and Merger Sub, on the other hand, may specifically enforce the obligations under the merger agreement, except that Forescout may only cause Parent and Merger Sub to consummate the merger, and the Advent Funds to provide equity financing pursuant to the equity commitment letter, if certain conditions are satisfied, including the funding or availability of the debt financing.

        Neither Parent nor Forescout is required to pay to the other its termination fee on more than one occasion.

        Forescout's receipt of the termination fee payable by Parent to the extent owed (including, without duplication, Forescout's right to enforce the limited guarantee with respect thereto), the reimbursement obligations and Forescout's right to specific performance are the sole and exclusive remedies of Forescout. Notwithstanding anything to the contrary, under no circumstances can Forescout receive (1) both a grant of specific performance or other equitable relief to cause the equity financing to be funded (whether under the merger agreement or the equity commitment letter) and the occurrence of the closing, on the one hand, and (a) payment of any monetary damages (including any monetary damages in lieu of specific performance) whatsoever, or (b) payment of any of the termination fee payable by Parent to Forescout (including through the enforcement of the limited guarantee) or the reimbursement obligations, on the other hand; or (2) both payment of any monetary damages (including any monetary damages in lieu of specific performance) whatsoever, on the one hand, and payment of any of the termination fee payable by Parent to Forescout and the amounts (including through the enforcement of the limited guarantee) or the reimbursement obligations, on the other hand.

        Forescout, Parent and Merger Sub agree that irreparable damage would occur if any provision of the merger agreement were not performed in accordance with the terms of the merger agreement and that Forescout, Parent and Merger Sub will, in addition to any other remedy to which they are entitled at law or in equity, be entitled to an injunction or injunctions to prevent breaches of the merger agreement or to enforce specifically the performance of the terms and provisions of the merger agreement (and each of Forescout, Parent and Merger Sub further agrees to waive any requirement for the securing or posting of any bond in connection with such remedy), except that Forescout may only cause Parent to consummate the merger, and the Advent Funds to provide the equity financing pursuant to the equity commitment letter, if certain conditions are satisfied, including the funding or availability of the debt financing.

        Forescout's right to specific performance in connection with enforcing Parent's obligation to cause the equity financing to be funded and to consummate the merger is subject to the following requirements: (1) all of the conditions applicable to Parent, Merger Sub and Forescout's obligations to close the merger and all of the conditions applicable to Parent and Merger Sub's obligations to close the merger (described in the section of this proxy statement captioned "The Merger—Conditions to the Closing of the Merger") have been satisfied or waived; (2) the debt financing has been funded or will be funded if the equity financing is funded at closing of the merger; (3) Parent fails to consummate the merger on the closing date of the merger (described in the section of this proxy statement captioned "The Merger—Closing and Effective Time of the Merger"); and (4) Forescout has confirmed that if specific performance is granted and the equity financing and debt financing are funded, it would cause the closing of the merger to occur.

        Forescout will be entitled to specific performance to cause Parent to comply with obligations to enforce its rights under the debt commitment letter to cause the debt financing sources to fund the debt financing if (1) all of the conditions applicable to Parent, Merger Sub and Forescout's obligations to close the merger and all of the conditions applicable to Parent and Merger Sub's obligations to close the merger (described in the section of this proxy statement captioned "The Merger—Conditions to the Closing of the Merger") have been satisfied or waived; and (2) all of the conditions to the consummation of the debt financing under the debt commitment letter have been satisfied.

Fees and Expenses

        Except in specified circumstances, whether or not the merger is completed, Forescout, on the one hand, and Parent and Merger Sub, on the other hand, are each responsible for all of their respective costs and expenses incurred in connection with the merger agreement and the merger.

No Third Party Beneficiaries

        The merger agreement is binding upon and inures solely to the benefit of each party thereto, and nothing in the merger agreement, express or implied, is intended to or will confer upon any other person any rights or remedies, except (1) at and after the effective time of the merger (a) benefits to the directors and officers who are intended to be third-party beneficiaries of the indemnification and insurance provisions; and (b) the rights of the holders of shares of common stock, Forescout stock-based awards and Forescout options to receive merger consideration in accordance with the merger agreement; and (2) with respect to certain terms of the merger agreement, the financing sources and their successors and assigns.

Amendment and Waiver

        Subject to applicable law, the merger agreement may be amended or waived in writing by the parties prior to the effective time of the merger, whether before or after adoption of the merger agreement by stockholders. However, after adoption of the merger agreement by stockholders, no amendment that requires further approval by such stockholders pursuant to the DGCL may be made without such approval.

        At any time prior to the effective time of the merger, any party may extend the time for the performance of any of the obligations or other acts of the other parties, waive any inaccuracies in the representations and warranties in the merger agreement or waive compliance with any of the agreements or conditions contained in provisions of the merger agreement (subject to compliance with applicable law). Any agreement by a party to any such extension or waiver will be valid only if set forth in an instrument in writing signed by such party. Any delay in exercising any right pursuant to the merger agreement will not constitute a waiver of such right.

Governing Law and Venue

        The merger agreement is governed by Delaware law. The venue for disputes relating to the merger and the guarantee is the Delaware Court of Chancery of the State of Delaware or, to the extent that the Delaware Court of Chancery of the State of Delaware does not have jurisdiction, federal or state court in the State of Delaware.

Waiver of Jury Trial

        Each of the parties irrevocably waived any and all right to trial by jury in any action arising out of or relating to the merger agreement or the transactions contemplated by the merger agreement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding the beneficial ownership of our common stock as of February 21, 2020, as to (1) each person who is known by us to beneficially own more than five percent of our outstanding common stock; (2) each of the named executive officers; (3) each director; and (4) all directors and executive officers as a group. Unless otherwise indicated, the address of each listed stockholder is c/o Forescout Technologies, Inc., 190 West Tasman Drive, San Jose, California 95134.

        Applicable percentage ownership is based on 48,977,490 shares of common stock outstanding as of February 21, 2020. In computing the number of shares of stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares issuable to that person upon the vesting of Forescout RSUs within 60 days of February 21, 2020 and all shares subject to Forescout options held by that person that are currently exercisable or are exercisable within 60 days of February 21, 2020. However, we did not deem these shares to be outstanding for the purpose of computing the percentage ownership of any other person.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders:
Entities affiliated with Jericho Capital Asset Management L.P.(1)	3,345,094	6.8%
Entities affiliated with Wellington Management Company LLP(2)	3,202,023	6.5%
Blackrock Inc.(3)	2,992,735	6.1%
Entities affiliated with Pitango(4)	2,874,313	5.9%
Entities affiliated with Amadeus Capital(5)	2,730,120	5.6%
Executive Officers and Directors:
Michael DeCesare(6)	861,280	1.8%
Pedro Abreu(7)	164,916	*
Christopher Harms(8)	151,787	*
Darren J. Milliken(9)	68,067	*
Yehezkel Yeshurun(10)	320,942	*
David G. DeWalt(11)	437,863	0.9%
James Beer(12)	13,233	*
Theresia Gouw(13)	90,873	*
Mark Jensen(14)	95,139	*
Enrique Salem(15)	321,873	*
Kathleen McElligot	—	*
Elizabeth Hackenson	—	*
All current directors and executive officers as a group (12 persons)(16)	2,525,973	5.2%

*
Represents beneficial ownership of less than one percent.
(1)
Information concerning stock ownership was obtained from Amendment No. 1, filed with the SEC on February 7, 2020, to the Schedule 13D filed by Jericho Capital Master Fund L.P., Jericho Capital Special Opportunities Master L.P., Jericho Capital Advisors LLC, Jericho Capital Asset Management L.P., Jericho Capital Holdings LLC and Josh Resnick. Jericho Capital Master Fund L.P. has shared voting and dispositive power with respect to 2,191,993 shares of common stock, Jericho Capital Special Opportunities Master L.P., has shared voting and dispositive power with respect to 1,153,101 shares of common stock, and Jericho Capital Advisors LLC, Jericho Capital Asset Management L.P., Jericho Capital Holdings LLC and Mr. Resnick have shared voting and dispositive power with respect to 3,345,094 shares of common stock. The address of such entities and persons is 510 Madison Avenue, 27th Floor, New York, NY 10022.

(2)
Information concerning stock ownership was obtained from Amendment No. 1, filed with the SEC on January 27, 2020, to the Schedule 13G filed by Wellington Management Group, LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP. Wellington Management Group, LLP, Wellington Group Holdings LLP and Wellington Investment Advisors Holdings LLP reported shared voting power with respect to 2,913,536 shares of common stock and shared dispositive power with respect to 3,202,023 shares of common stock. Wellington Management Company LLP reported shared voting power with respect to 2,903,028 of shares of common stock and shared dispositive power with respect to 3,105,352 shares of common stock. The address of such entities is c/o Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210.
(3)
Information concerning stock ownership was obtained from the Schedule 13G filed by BlackRock, Inc. with the SEC on February 7, 2020. BlackRock, Inc. reported sole voting power with respect to 2,912,197 shares of common stock and sole dispositive power with respect to 2,992,735 shares of common stock. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.
(4)
Information concerning stock ownership was taken from Amendment No. 2, filed with the SEC on February 12, 2020, to the Schedule 13G filed by the following. Consists of 2,874,313 shares of common stock, of which (1) 1,789,894 shares are held of record by Pitango Venture Capital Fund III (USA) L.P.; (2) 165,518 shares held of record by Pitango Venture Capital Fund III (USA) Non-Q L.P.; (3) 483,978 shares held of record by Pitango Venture Capital Fund III (Israeli Investors) L.P.; (4) 245,947 shares held of record by Pitango Parallel Investor Fund III (USA) L.P (collectively, the "Pitango Entities"); (5) 63,004 shares held of record by Pitango Principals Fund III (USA) L.P.; and (6) 125,972 shares held of record by Pitango Venture Capital Fund III Trusts 2000 Ltd. ("Pitango Trusts"). The Pitango Principals (as defined below) possess shared voting and dispositive power with respect to all shares of common stock held by all of the Pitango Entities. The partners of Pitango GP are eight private companies that are each owned by one of the following individuals—Rami Beracha, Bruce Crocker, Isaac Hillel, Rami Kalish, Aaron Mankovski, Chemi Peres, Isaac Shrem and Zeev Binman (the "Pitango Principals"). The partners of Pitango Israeli GP are also private companies that are each owned by one of the Pitango Principals. The Pitango Principals therefore possess shared voting and dispositive power with respect to all shares of common stock held by all of the Pitango reporting persons. The address for the above listed entities is 11 HaMenofim Street, Building B, Herzeliya 4672562, Israel.
(5)
Information concerning stock ownership was taken from Amendment No. 2, filed with the SEC on February 13, 2020, to the Schedule 13G filed by the following. Consists of 2,730,120 shares of common stock, of which 903,162 shares of common stock are owned directly by Amadeus II 'A' ("Amadeus A"), 720,609 shares of common stock are owned directly by Amadeus II 'B' ("Amadeus B"), 463,139 shares of common stock are owned directly by Amadeus II 'C' ("Amadeus C"), 13,578 shares of common stock are owned directly by Amadeus II 'D' GmbH & Co KG ("Amadeus D"), 64,944 shares of common stock are owned directly by Amadeus II Affiliates Fund L.P. ("Affiliates Fund"), 264,736 shares of common stock are owned directly by Amadeus IV Velocity Fund L.P. ("Velocity Fund") and 299,952 shares of common stock are owned directly by Amadeus EII L.P. ("Amadeus EII"), except that (1) Amadeus II General Partner LP ("Amadeus II GP"), the general partner of each of Amadeus A, Amadeus B, Amadeus C, Amadeus D and Affiliates Fund, may be deemed to have sole power to vote and dispose of the shares owned by each such fund, (2) Amadeus IV Velocity GP LP ("Velocity GP"), the general partner of Velocity Fund, may be deemed to have sole power to vote and dispose of the shares owned by Velocity Fund, (3) Amadeus EII General Partner LP ("Amadeus EII GP"), the general partner of Amadeus EII, may be deemed to have sole power to vote and dispose of the shares owned by Amadeus EII, (4) each of Amadeus General Partner LTD ("Amadeus GP LTD") and Amadeus Capital GP LLP ("Amadeus Capital GP," and together with Amadeus GP LTD, the "Amadeus Intermediate General Partners"), the general partners of each of Amadeus II GP, Velocity GP and Amadeus EII GP (the "Direct General Partners"), may be deemed to have sole power to vote and dispose of these shares, (5) Amadeus Limited, the manager of each of Amadeus A, Amadeus B, Amadeus C, Amadeus D, Affiliates Fund, Velocity Fund and Amadeus EII (the "Funds") and the Direct General Partners, has sole voting and dispositive power with respect to such shares, and (6) the directors of Amadeus Limited have delegated their voting and dispositive power with respect to shares held by the Funds managed by Amadeus Limited to a committee comprised of Anne Glover, Hermann Hauser, Andrea Traversone, Richard Anton and Mikael Johnsson (the "Committee Members"), who each may be deemed to have shared power to vote and dispose of such shares. The address for each of Amadeus A, Amadeus B, Amadeus C, Velocity Fund, Amadeus EI, Amadeus EII, Amadeus Capital GP, Amadeus Limited and each of the Amadeus Directors is Suite 1, 2nd Floor, 2 Quayside, Cambridge, England CB5 8AB. The address for Amadeus D is c/o PE Concepts Verwaltungs GmbH, Möhlstr. 23 c/o BLLW, 81675 Munich, Germany. The address for Affiliates Fund is c/o The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801. The address for each of Amadeus II GP, Amadeus Velocity GP, Amadeus EI GP, Amadeus EII GP, and Amadeus GP LTD is 50 Lothian Road, Festival Square, Edinburgh, Scotland EH3 9WJ.
(6)
Consists of (1) 355,316 shares held of record by Mr. DeCesare; and (2) 505,964 shares subject to options exercisable within 60 days of February 21, 2020, 505,964 of which are fully vested as of such date.

(7)
Consists of (1) 22,576 shares held of record by Mr. Abreu; and (2) 142,340 shares subject to options exercisable within 60 days of February 21, 2020, 142,340 of which are fully vested as of such date.
(8)
Consists of (1) 14,764 shares held of record by Mr. Harms; (2) 109,962 shares held of record by Harms Family Trust Dated April 20, 2006, for which Mr. Harms and Cassandra R. Harms serve as trustees; (3) 22,212 shares subject to options exercisable within 60 days of February 21, 2020, 22,212 of which are fully vested as of such date; and (4) 4,849 shares of common stock issuable upon the vesting of RSUs within 60 days of February 21, 2020.
(9)
Consists of (1) 327 shares held of record by Mr. Milliken; and (2) 67,740 shares subject to options exercisable within 60 days of February 21, 2020, 67,740 of which are fully vested as of such date.
(10)
Consists of 320,942 shares held of record by the Yeshurun Family Trust.
(11)
Consists of 437,863 shares held of record by Mr. DeWalt.
(12)
Consists of 13,233 shares held of record by Mr. Beer.
(13)
Consists of 90,873 shares held of record by the SGLG Living Trust dated 12/11/12, for which Ms. Gouw serves as trustee.
(14)
Consists of 95,139 shares held by Mr. Jensen that are subject to options exercisable within 60 days of February 21, 2020, 95,139 of which are fully vested as of such date.
(15)
Consists of (1) 196,873 shares held of record by Mr. Salem; and (2) 125,000 shares held of record by Enrique Salem 2017 Guarantor Retained Annuity Trust, for which Mr. Salem serves as trustee.
(16)
Consists of (1) 2,525,973 shares beneficially owned by our current officers and directors; (2) 833,395 shares subject to options exercisable within 60 days of February 21, 2020, 833,395 of which are fully vested as of such date; and (3) 4,849 shares of common stock issuable upon the vesting of RSUs within 60 days of February 21, 2020.

FUTURE STOCKHOLDER PROPOSALS

        If the merger is completed, we will have no public stockholders and there will be no public participation in any future meetings of stockholders of Forescout. However, if the merger is not completed, stockholders will continue to be entitled to attend and participate in stockholder meetings.

        Forescout will hold an annual meeting of stockholders in 2020 only if the merger has not already been completed.

        Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2020 annual meeting of stockholders, if held, pursuant to Rule 14a-8 of the Exchange Act must have submitted the proposal to us no later than December 18, 2019.

        Forescout's bylaws establish an advance notice procedure with regard to specified matters to be brought before an annual meeting of stockholders but not included in our proxy materials. To be timely for our annual meeting of stockholders in 2020, our Corporate Secretary must receive the required written notice at our principal executive offices not earlier than the close of business on January 31, 2020, and not later than the close of business on March 2, 2020.

 WHERE YOU CAN FIND MORE INFORMATION

        Forescout files annual, quarterly and current reports, proxy statements and other information with the SEC.

        The SEC allows us to "incorporate by reference" information into this proxy statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information contained in this proxy statement or incorporated by reference subsequent to the date of this proxy statement. This proxy statement incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about us and our financial condition and are incorporated by reference into this proxy statement.

        The following Forescout filings with the SEC are incorporated by reference:

  •
  Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed on February 28, 2020; and

  •
  Current Reports on Form 8-K filed on February 6, 2020, and February 7, 2020.

        Notwithstanding the above, information furnished under Item 2.02 or Item 7.01 of any Current Report on Form 8-K, including related exhibits, is not and will not be incorporated by reference into this proxy statement.

        We also incorporate by reference into this proxy statement additional documents that we may file with the SEC between the date of this proxy statement and the earlier of the date of the special meeting or the termination of the merger agreement. These documents include annual, quarterly and current reports, proxy statements and other information.

        You may read and copy any reports, statements or other information that we file with the SEC at its public reference room at the following location: 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may also obtain copies of those documents at prescribed rates by writing to the Public Reference Section of the SEC at that address. Please call the SEC at (800) SEC-0330 for further information on the public reference room. These SEC filings are also available to the public from commercial document retrieval services and at www.sec.gov.

        You may obtain any of the documents that we file with the SEC, without charge, by requesting them in writing from us at the following address:

Forescout Technologies, Inc.
190 West Tasman Drive
San Jose, California 95134
Attention: Investor Relations

        If you would like to request documents from us, please do so as soon as possible to receive them before the special meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt method. Please note that all of our documents that we file with the SEC are also promptly available through the "Investor Relations" section of our website, www.forescout.com. The information included on our website is not incorporated by reference into this proxy statement.

        If you have any questions concerning the merger, the special meeting or the accompanying proxy statement, would like additional copies of this proxy statement or need help voting your shares of common stock, please contact our proxy solicitor:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Stockholders call toll-free: (888) 750-5834
Banks and brokers call collect: (212) 750-5833

 MISCELLANEOUS

        Forescout has supplied all information relating to Forescout, and Parent has supplied, and Forescout has not independently verified, all of the information relating to Parent, Merger Sub and Advent contained in this proxy statement.

        YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT IN VOTING YOUR SHARES OF COMMON STOCK AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED [    •    ], 2020. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE (OR AS OF AN EARLIER DATE IF SO INDICATED IN THIS PROXY STATEMENT), AND THE SENDING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY. THIS PROXY STATEMENT DOES NOT CONSTITUTE A SOLICITATION OF A PROXY IN ANY JURISDICTION WHERE, OR TO OR FROM ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE A PROXY SOLICITATION.

ANNEX A

EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER

between

FERRARI GROUP HOLDINGS, L.P.,

FERRARI MERGER SUB, INC.

and

FORESCOUT TECHNOLOGIES,  INC.

Dated February 6, 2020

A-i

A-ii

A-iii

A-iv

 AGREEMENT AND PLAN OF MERGER

        This agreement and plan of merger (this "Agreement") is dated February 6, 2020, among Ferrari Group Holdings, L.P., a Delaware limited partnership ("Parent"), Ferrari Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), and Forescout Technologies, Inc., a Delaware corporation (the "Company"). Each of Parent, Merger Sub and the Company are sometimes referred to as a "Party." All capitalized terms that are used in this Agreement have the meanings given to them in Article I.

RECITALS

        A.    The Company Board has (i) determined that it is in the best interests of the Company and its stockholders, and declared it advisable, to enter into this Agreement providing for the merger of Merger Sub with and into the Company (collectively with the other transactions contemplated by this Agreement, the "Merger") in accordance with the DGCL upon the terms and subject to the conditions set forth in this Agreement; (ii) approved the execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and other obligations in this Agreement, and the consummation of the Merger upon the terms and subject to the conditions set forth in this Agreement; (iii) directed that the adoption of this Agreement be submitted to a vote of the Company Stockholders; and (iv) recommended that the Company Stockholders vote in favor of the adoption of this Agreement in accordance with the DGCL.

        B.    Each of the general partner of Parent and the board of directors of Merger Sub have (i) declared it advisable to enter into this Agreement; and (ii) approved the execution and delivery of this Agreement, the performance of their respective covenants and other obligations under this Agreement, and the consummation of the Merger upon the terms and subject to the conditions set forth in this Agreement.

        C.    Concurrently with the execution of this Agreement, and as a condition and inducement to the Company's willingness to enter into this Agreement, Parent and Merger Sub have delivered a limited guarantee (the "Guarantee") from funds managed or advised by Advent International Corporation, as set forth on Exhibit A (collectively, "Guarantor"), in favor of the Company and pursuant to which, subject to the terms and conditions contained in the Guarantee, Guarantor is guaranteeing certain obligations of Parent and Merger Sub in connection with this Agreement.

AGREEMENT

        The Parties therefore agree as follows:

ARTICLE I
DEFINITIONS & INTERPRETATIONS

        1.1    Certain Definitions.     For all purposes of this Agreement, the following capitalized terms have the following respective meanings:

          (a)   "Acceptable Confidentiality Agreement" means a customary confidentiality agreement containing substantive terms no less restrictive in any material respect to the counterparty than those contained in the Confidentiality Agreement (except for such changes specifically necessary in order for the Company to be able to comply with its obligations under this Agreement), it being understood that such confidentiality agreement need not contain any "standstill" or similar provisions or otherwise prohibit the making of any Acquisition Proposal. If the substantive provisions of such confidentiality agreement (other than the absence of a "standstill" or similar provision) are less restrictive in any material respect to the counterparty than the terms of the Confidentiality Agreement, then such confidentiality agreement will be deemed to be an

  Acceptable Confidentiality Agreement if the Company concurrently amends the Confidentiality Agreement so as to make the provisions of the Confidentiality Agreement as restrictive to the counterparty as the provisions of such confidentiality agreement.

          (b)   "Acquisition Proposal" means any offer or proposal (other than an offer or proposal by Parent or Merger Sub) relating to an Acquisition Transaction.

          (c)   "Acquisition Transaction" means any transaction or series of related transactions (other than the Merger) involving:

              (i)  any direct or indirect purchase or other acquisition by any Person or Group, whether from the Company or any other Person, of securities representing more than 15 percent of the total outstanding voting power of the Company after giving effect to the consummation of such purchase or other acquisition, including pursuant to a tender offer or exchange offer by any Person or Group that, if consummated in accordance with its terms, would result in such Person or Group beneficially owning more than 15 percent of the total outstanding voting power of the Company after giving effect to the consummation of such tender offer or exchange offer;

             (ii)  any direct or indirect purchase (including by way of a merger, consolidation, business combination, recapitalization, reorganization, liquidation, dissolution or other transaction) or other acquisition by any Person or Group of assets constituting or accounting for more than 15 percent of the revenue, net income or consolidated assets of the Company and its Subsidiaries, taken as a whole and measured as of the fiscal year ending December 31, 2019; or

            (iii)  any merger, consolidation, business combination, recapitalization, reorganization, liquidation, dissolution, joint venture, spin-off, split-off or other similar transaction involving the Company pursuant to which any Person or Group would hold securities representing more than 15 percent of the total outstanding voting power of the Company (or the surviving company) outstanding after giving effect to the consummation of such transaction.

          (d)   "Affiliate" means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of this definition, the term "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.

          (e)   "Antitrust Law" means the Sherman Antitrust Act of 1890, the Clayton Antitrust Act of 1914, the HSR Act, the Federal Trade Commission Act of 1914 and all other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or the creation or strengthening of a dominant position through merger or acquisition, in any case that are applicable to the Merger.

          (f)    "Audited Company Balance Sheet" means the consolidated balance sheet (and the notes thereto) of the Company and its consolidated Subsidiaries as of December 31, 2018, set forth in the Company's Annual Report on Form 10-K filed by the Company with the SEC for the fiscal year ended December 31, 2018.

          (g)   "Business Day" means each day that is not a Saturday, Sunday or other day on which the Federal Reserve Bank of San Francisco is closed.

          (h)   "Bylaws" means the bylaws of the Company in effect as of the date of this Agreement.

          (i)    "Capitalization Date" means 5:00 p.m. on February 3, 2020.

          (j)    "Certificate of Merger" means the certificate of merger, in customary form and substance, relating to the Merger.

          (k)   "Charter" means the Amended and Restated Certificate of Incorporation of the Company in effect as of the date of this Agreement.

          (l)    "Chosen Courts" means the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware does not have subject matter jurisdiction (but only in such event), the United States District Court for the District of Delaware or, if jurisdiction is not then available in the United States District Court for the District of Delaware (but only in such event), then any Delaware state court).

          (m)  "Code" means the Internal Revenue Code of 1986, as amended.

          (n)   "Company Benefit Plan" means any plan, program, policy, practice, contract, agreement or other arrangement providing for compensation or employee benefits, including each employment agreement, consulting agreement, independent contractor agreement, bonus, commission, stock option, stock purchase or other equity-based award, performance award, incentive compensation, profit sharing, savings, retirement, disability, life insurance, health or medical benefits, employee assistance program, sick leave, vacation or other paid time-off, deferred compensation, severance, termination pay, post-employment or retirement benefits, retention, change of control compensation, and fringe, welfare or other employee benefit or other similar plan, program, policy, practice, contract, agreement or other arrangement providing for remuneration of any kind, whether or not in writing, whether funded or unfunded, including each "employee benefit plan" within the meaning of Section 3(3) of ERISA (whether or not subject to ERISA), in each case, which is sponsored, entered into, maintained, contributed to or required to be contributed to for the benefit of any Service Provider or with respect to which the Company or any of its Subsidiaries or ERISA Affiliates has any liability, contingent or otherwise.

          (o)   "Company Board" means the Board of Directors of the Company.

          (p)   "Company Capital Stock" means the Company Common Stock and the Company Preferred Stock.

          (q)   "Company Common Stock" means the common stock, par value $0.001 per share, of the Company.

          (r)   "Company Financial Advisor" means Morgan Stanley & Co. LLC.

          (s)   "Company Intellectual Property" means any Intellectual Property that is owned or purported to be owned by the Company or any of its Subsidiaries.

          (t)    "Company Material Adverse Effect" means any change, event, violation, inaccuracy, effect or circumstance (each, an "Effect") that, individually or taken together with all other Effects that exist or have occurred prior to the date of determination of the occurrence of the Company Material Adverse Effect, (A) has had or would reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole; or (B) would reasonably be expected to prevent or materially impair or delay the consummation of the Merger, it being understood that, in the case of clause (A) or clause (B), none of the following (by itself or when aggregated) will be deemed to be or constitute a Company Material Adverse Effect or will be taken into account when determining whether a Company Material Adverse Effect has occurred or may, would or could occur (subject to the limitations set forth below):

              (i)  changes in general economic conditions in the United States or any other country or region in the world, or changes in conditions in the global economy generally (except to the extent that such Effect has had a materially disproportionate adverse effect on the Company relative to other companies of a similar size operating in the industries in which the Company and its Subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether there has occurred a Company Material Adverse Effect);

             (ii)  changes in conditions in the financial markets, credit markets or capital markets in the United States or any other country or region in the world, including (A) changes in interest rates or credit ratings in the United States or any other country; (B) changes in exchange rates for the currencies of any country; or (C) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market operating in the United States or any other country or region in the world (except, in each case, to the extent that such Effect has had a materially disproportionate adverse effect on the Company relative to other companies of a similar size operating in the industries in which the Company and its Subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether there has occurred a Company Material Adverse Effect);

            (iii)  changes in conditions in the industries in which the Company and its Subsidiaries conduct business (except to the extent that such Effect has had a materially disproportionate adverse effect on the Company relative to other companies of a similar size operating in the industries in which the Company and its Subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether there has occurred a Company Material Adverse Effect);

            (iv)  changes in regulatory, legislative or political conditions (including the imposition or adjustment of tariffs) in the United States or any other country or region in the world (except to the extent that such Effect has had a materially disproportionate adverse effect on the Company relative to other companies of similar size operating in the industries in which the Company and its Subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether there has occurred a Company Material Adverse Effect);

             (v)  any geopolitical conditions, outbreak of hostilities, acts of war, sabotage, terrorism or military actions (including any escalation or general worsening of any such hostilities, acts of war, sabotage, terrorism or military actions) in the United States or any other country or region in the world (except to the extent that such Effect has had a materially disproportionate adverse effect on the Company relative to other companies of similar size operating in the industries in which the Company and its Subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether there has occurred a Company Material Adverse Effect);

            (vi)  earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural disasters, weather conditions, epidemics, pandemics and other force majeure events in the United States or any other country or region in the world (except to the extent that such Effect has had a materially disproportionate adverse effect on the Company relative to other companies of similar size operating in the industries in which the Company and its Subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether there has occurred a Company Material Adverse Effect);

           (vii)  any Effect resulting from the announcement of this Agreement or the pendency of the Merger, including the impact thereof on the relationships, contractual or otherwise, of the Company and its Subsidiaries with employees, suppliers, customers, partners, vendors, Governmental Authorities or any other third Person (other than for purposes of any representation and warranty contained in Section 3.5);

          (viii)  the compliance (other than compliance with the covenant to operate in the ordinary course of business pursuant to Section 5.1) by any Party with the terms of this Agreement, including any action taken or refrained from being taken pursuant to or in accordance with this Agreement;

            (ix)  any action taken or refrained from being taken, in each case to which Parent has expressly approved, consented to or requested in writing (including via email) following the date of this Agreement;

             (x)  changes or proposed changes in GAAP or other accounting standards or applicable Law (or the enforcement or interpretation of any of the foregoing) or changes in the regulatory accounting requirements applicable to any industry in which the Company and its Subsidiaries operate (except to the extent that such Effect has had a materially disproportionate adverse effect on the Company relative to other companies of a similar size operating in the industries in which the Company and its Subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether there has occurred a Company Material Adverse Effect);

            (xi)  changes in the price or trading volume of the Company Common Stock, in each case in and of itself (it being understood that any cause of such change may be deemed to constitute, in and of itself, a Company Material Adverse Effect and may be taken into consideration when determining whether a Company Material Adverse Effect has occurred);

           (xii)  any failure, in and of itself, by the Company and its Subsidiaries to meet (A) any public estimates or expectations of the Company's revenue, earnings or other financial performance or results of operations for any period; or (B) any internal budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that any cause of any such failure may be deemed to constitute, in and of itself, a Company Material Adverse Effect and may be taken into consideration when determining whether a Company Material Adverse Effect has occurred);

          (xiii)  the availability or cost of equity, debt or other financing to Parent or Merger Sub;

          (xiv)  any Transaction Litigation or other Legal Proceeding threatened, made or brought by any of the current or former Company Stockholders (on their own behalf or on behalf of the Company) against the Company, any of its executive officers or other employees or any member of the Company Board arising out of the Merger or any other transaction contemplated by this Agreement; and

           (xv)  any matters expressly disclosed in the Company Disclosure Letter.

          (u)   "Company Options" means any options to purchase shares of Company Common Stock outstanding pursuant to any of the Company Stock Plans other than the ESPP.

          (v)   "Company Preferred Stock" means the preferred stock, par value $0.001 per share, of the Company.

          (w)  "Company Registered Intellectual Property" means all of the Registered Intellectual Property owned by, or filed in the name of, the Company or any of its Subsidiaries.

          (x)   "Company Software" means Company Intellectual Property that consists of Software.

          (y)   "Company Stock Plans" means the compensatory plans set forth in Section 1.1(y) of the Company Disclosure Letter.

          (z)   "Company Stock-Based Award" means each right of any kind, contingent or accrued, to receive shares of Company Common Stock or benefits measured in whole or in part by the value of a number of shares of Company Common Stock granted pursuant to the Company Stock Plans or Company Benefit Plans (including performance shares, performance-based units, market stock units, stock appreciation rights, restricted stock, restricted stock units, phantom units, deferred stock units and dividend equivalents, but not including any 401(k) plan of the Company), other than Company Options and purchase rights under the ESPP. For the avoidance of doubt and notwithstanding the terms of any restricted stock unit award agreement, all restricted stock units covering shares of Company Common Stock, whether vested or unvested, will be treated as Company Stock-Based Awards for all purposes of this Section 1.1(z) and will be subject to the treatment provided pursuant to Section 2.8(a) to the extent outstanding as of immediately prior to the Effective Time.

          (aa) "Company Stockholders" means the holders of shares of Company Capital Stock.

          (bb) "Company Termination Fee" means an amount in cash equal to $55,832,270. However, the Company Termination Fee means an amount in cash equal to $37,221,513 if (i) the party who consummates the Acquisition Transaction contemplated by Section 8.3(b)(i)(D) following a termination of this Agreement pursuant to Section 8.1(d) or Section 8.1(e) is an Excluded Party; (ii) this Agreement is terminated by Parent pursuant to Section 8.1(f)(i) in a circumstance in which the right giving rise to the right of termination is based on the submission of an Acquisition Proposal by an Excluded Party; or (iii) this Agreement is terminated by the Company pursuant to Section 8.1(h) in order to enter into an Alternative Acquisition Agreement to consummate the transaction contemplated by a Superior Proposal with an Excluded Party.

          (cc) "Confidentiality Agreement" means the confidentiality letter agreement, dated November 14, 2019, between the Company and Advent International Corporation.

          (dd) "Consent" means any consent, approval, clearance, waiver, Permit or order.

          (ee) "Continuing Employees" means each individual who is an employee of the Company or any of its Subsidiaries immediately prior to the Effective Time and continues to be an employee of Parent or one of its Subsidiaries (including the Surviving Corporation) immediately following the Effective Time.

          (ff)  "Contract" means any written contract, lease, license, indenture, note, bond, agreement, concession, franchise or other instrument.

          (gg) "Credit Agreement" means the Second Amended and Restated Loan and Security Agreement, dated as of April 4, 2019, among Silicon Valley Bank, the Company and Forescout Government Solutions, LLC.

          (hh) "D&O Insurance" means the Company's current directors' and officers' liability insurance as in effect on the date of this Agreement, a copy of which has been made available to Parent.

          (ii)   "DGCL" means the General Corporation Law of the State of Delaware.

          (jj)   "DOJ" means the United States Department of Justice.

          (kk) "DTC" means the Depository Trust Company.

          (ll)   "Environmental Law" means all applicable federal, national, state, provincial or local Laws, issued or promulgated by any Governmental Authority, relating to pollution, worker health and safety with respect to exposure to Hazardous Substance, and protection of the environment (including ambient air, surface water, groundwater, land surface or subsurface strata).

          (mm)  "ERISA" means the Employee Retirement Income Security Act of 1974.

          (nn) "ERISA Affiliate" means any Person under common control with the Company or any Subsidiary or that, together with the Company, could be deemed a "single employer" within the meaning of Section 4001(b)(1) of ERISA or within the meaning of Section 414(b), (c), (m) or (o) of the Code at the relevant time.

          (oo) "ESPP" means the Company's 2017 Employee Stock Purchase Plan.

          (pp) "Exchange Act" means the Securities Exchange Act of 1934.

          (qq) "Excluded Party" means a Person or Group (i) that, prior to the No-Shop Period Start Date, has submitted a written Acquisition Proposal to the Company or one of its Representatives and in respect of which the Company Board (or a committee thereof) has concluded in good faith (after consultation with its financial advisor and outside legal counsel) prior to the No-Shop Period Start Date is a Superior Proposal; and (ii) with which, prior to the No-Shop Period Start Date, the Company has agreed upon (but is not required to execute) a final Alternative Acquisition Agreement to consummate the Acquisition Transaction contemplated by such Superior Proposal, and with respect to which such Person or Group and the Company have each notified Parent in writing (which may be a joint writing) (and provided a copy of such Alternative Acquisition Agreement to Parent) that they are ready and willing to execute such Alternative Acquisition Agreement without any amendments or modifications thereto, and as to which the Company has notified Parent and Merger Sub in writing that the Company is prepared to terminate this Agreement pursuant to Section 8.1(h) to enter into such Alternative Acquisition Agreement prior to the No-Shop Period Start Date.

          (rr)  "FCPA" means the United States Foreign Corrupt Practices Act of 1977.

          (ss)  "Financing Sources" means the Persons that have committed to provide or arrange the debt financing contemplated by, or have otherwise entered into agreements in connection with, the Debt Commitment Letters or alternative debt financings in connection with the Merger, and any joinder agreements, indentures or credit agreements entered into pursuant thereto or relating thereto, together with their Affiliates, officers, directors, employees, agents and representatives involved in the Debt Financing and their successors and assigns, it being understood that Parent and Merger Sub will not be Financing Sources for any purposes of this Agreement.

          (tt)  "FTC" means the United States Federal Trade Commission.

          (uu) "GAAP" means generally accepted accounting principles, consistently applied, in the United States.

          (vv) "Governmental Authority" means any federal, national, state, provincial or local, whether domestic or foreign, government or any court of competent jurisdiction, administrative agency or commission of any governmental authority or other governmental authority or instrumentality, arbitrator (public or private) or arbitral body, whether domestic, foreign or supranational.

          (ww)  "Group" means a "group" (as defined pursuant to Section 13(d) of the Exchange Act) of Persons.

          (xx) "Hazardous Substance" means any substance, material or waste that is characterized or regulated by a Governmental Authority pursuant to any Environmental Law as "hazardous," "pollutant," "contaminant," "toxic" or "radioactive," including petroleum and petroleum products.

          (yy) "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

          (zz) "Indebtedness" means, with respect to any Person, without duplication and in each case including all obligations in respect of principal, premium, accrued and unpaid interest, related expenses, prepayment penalties, commitment and other fees, sale or liquidity participation amounts, reimbursements, indemnities and all other amounts payable in connection therewith, (i) all obligations of such Person for borrowed money, or with respect to deposits or advances of any kind to such Person; (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments or debt securities; (iii) all capitalized and finance lease obligations of such Person (other than any obligations of any Person that are or would have been treated as operating leases for purposes of GAAP prior to the issuance by the Financial Accounting Standards Board on February 25, 2016, of an Accounting Standards Update (the "ASU"), whether or not such operating lease obligations were in effect on such date and notwithstanding the fact that such obligations are required in accordance with the ASU (on a prospective or retroactive basis or otherwise) to be treated as finance lease obligations in accordance with GAAP) or obligations of such Person to pay the deferred and unpaid purchase price of property, equipment and software, including any earn-outs required to be reflected as a liability on the balance sheet of such Person (in each case, other than ordinary course trade payables); (iv) all obligations of such Person pursuant to securitization or factoring programs or arrangements; (v) net cash payment obligations of such Person under swaps, options, derivatives and other hedging agreements or arrangements that will be payable upon termination thereof (assuming they were terminated on the date of determination); (vi) obligations with respect to letters of credit, bank guarantees, and other similar contractual obligations entered into by or on behalf of such Person (whether or not drawn); and (vii) all guarantees and arrangements having the economic effect of a guarantee by such Person of any Indebtedness of any other Person of a type descried in clauses (i) through (vi) above.

          (aaa)  "Intellectual Property" means the rights associated with or arising under any of the following anywhere in the world: (i) patents and applications therefor ("Patents"); (ii) copyrights, copyright registrations and applications therefor and all other rights corresponding thereto throughout the world ("Copyrights"); (iii) trademarks, trade names, logos, trade dress, domain names and social media accounts and handles, and service marks, and trademark and service mark registrations and applications therefor together with the goodwill associated with any of the foregoing ("Marks"); (iv) trade secrets rights and corresponding rights in confidential business and technical information, and know-how ("Trade Secrets"); and (v) any similar, corresponding or equivalent rights to any of the foregoing anywhere in the world.

          (bbb)  "Intervening Event" means any Effect, or any material consequence of such Effect, that (i) as of the date of this Agreement was not known or reasonably foreseeable, in each case based on facts known to the Company Board as of the date of this Agreement; and (ii) does not relate to (A) an Acquisition Proposal, (B) Parent, Merger Sub or this Agreement or (C) the mere fact, in and of itself, that the Company meets or exceeds any internal or published projections, forecasts, estimates or predictions of revenue, earnings or other financial or operating metrics for any period ending on or after the date of this Agreement, or changes after the date of this Agreement in the price or trading volume of the Company Common Stock (it being understood that the underlying cause of any of the foregoing in this clause (C) may be considered and taken into account).

          (ccc)  "IRS" means the United States Internal Revenue Service.

          (ddd)  "Knowledge" of a Person, with respect to any matter in question, means, with respect to the Company, the actual knowledge as of the date of this Agreement of the individuals set forth on Section 1.1(ddd) of the Company Disclosure Letter, in each case after reasonable inquiry of their direct reports or other relevant employees who, in each case, would reasonably be expected to have actual knowledge of the matter in question. With respect to matters involving the

  Company Intellectual Property, Knowledge does not require the Company, or any of its directors, officers or employees, to have conducted or have obtained any freedom to operate opinions or any Patent, Mark or other Intellectual Property clearance searches. If not conducted or obtained, no knowledge of any Patents, Marks or other Intellectual Property of any third Person that would have been revealed by such opinions or searches will be imputed to the Company or any of its directors, officers or employees unless such Person had actual Knowledge thereof.

          (eee)  "Law" means any federal, state, local or foreign statute, law (including common law), ordinance, rule, regulation or stock exchange listing requirement, or order, judgment, award, decision or other similar provision from a Governmental Authority having the force or effect of law.

          (fff) "Legal Proceeding" means any claim, action, charge, lawsuit, arbitration, mediation, investigation, audit, litigation or other similarly formal legal proceeding brought by or pending before any Governmental Authority, arbitrator, mediator or other tribunal.

          (ggg)  "Marketing Period" means the first period of 15 consecutive Business Days commencing after the date of this Agreement and throughout which (i) Parent has the Required Financing Information; (ii) the condition set forth in Section 7.1(a) is satisfied; and (iii) nothing has occurred and no condition exists that would cause any of the conditions set forth in Section 7.2 to fail to be satisfied (other than those conditions that by their nature can only be satisfied at the Closing), assuming that such conditions were applicable at any time during such 15 consecutive Business Day period. Notwithstanding the foregoing, (A) the Marketing Period will end on any earlier date on which the Debt Financing is obtained; and (B) the Marketing Period will not commence, and will not be deemed to have commenced, if, on or prior to the completion of such 15 Business Day period, the Company has announced any intention to restate any financial statements or financial information included in the Required Financing Information, in which case the Marketing Period will be deemed not to commence unless and until such restatement has been completed and the applicable Required Financing Information has been amended or the Company has announced that it has concluded that no restatement will be required, and the requirements described in the immediately preceding sentence would be satisfied on the first day, throughout and on the last day of such new consecutive 15 Business Day period. If at any time the Company in good faith reasonably believes that it has provided the Required Financing Information, then it may deliver to Parent a written notice to that effect, in which case the Marketing Period will be deemed to have begun on the date that the Company delivers such notice unless Parent in good faith reasonably believes that the Company has not completed delivery of the Required Financing Information and, within three Business Days after the delivery of such notice by the Company, delivers a written notice to the Company to that effect and stating in good faith the specific items of Required Financing Information that the Company has not delivered, in which case such Required Financing Information will be deemed to have been delivered and the Marketing Period to have commenced when such specific items have been delivered by the Company.

          (hhh)  "Material Contract" means any of the following Contracts (other than a Company Benefit Plan):

              (i)  any "material contract" (as defined in Item 601(b)(10) of Regulation S-K promulgated by the SEC, other than those agreements and arrangements described in Item 601(b)(10)(iii) of Regulation S-K) with respect to the Company and its Subsidiaries, taken as whole;

             (ii)  the IP Contracts;

            (iii)  any Contract containing any covenant materially limiting the right of the Company or any of its Subsidiaries to engage in any line of business or to compete with any Person in any line of business, prohibiting the Company or any of its Subsidiaries from engaging in any business with any Person or levying a fine, charge or other payment for doing so or containing a "most favored nation" or exclusivity provision, in each case, that is or could reasonably be expected to be material to the Company other than any such Contracts that (A) may be cancelled without material liability to the Company or its Subsidiaries upon notice of 90 days or less; or (B) are not material to the Company and its Subsidiaries, taken as a whole;

            (iv)  any Contract (A) relating to the disposition or acquisition of assets by the Company or any of its Subsidiaries with a value greater than $5,000,000 after the date of this Agreement other than in the ordinary course of business; or (B) pursuant to which the Company or any of its Subsidiaries will, or has the right to, acquire any ownership interest in any Person (other than any Subsidiary of the Company) after the date of this Agreement;

             (v)  any mortgages, indentures, guarantees, loans or credit agreements, security agreements or other Contracts relating to the borrowing of money or extension of credit, in each case in excess of $5,000,000 other than (A) accounts receivables and payables in the ordinary course of business; (B) pursuant to the Credit Agreement; (C) loans to Subsidiaries of the Company in the ordinary course of business; and (D) extensions of credit to customers in the ordinary course of business;

            (vi)  any Contract that involves a joint venture or partnership;

           (vii)  any employment, management, severance, retention, transaction bonus, change in control, consulting, relocation, repatriation or expatriation Contract not terminable at will by the Company or one of its Subsidiaries pursuant to which the Company or one of its Subsidiaries has continuing obligations as of the date of this Agreement with any member of the Company Board, any executive officer or any other employee whose annual base cash compensation for fiscal year 2020 is expected to exceed $350,000;

          (viii)  any Contract providing for the payment, increase or vesting of any material benefits or compensation in connection with the Merger (other than Contracts evidencing Company Stock-Based Awards or Company Options);

            (ix)  any Contract providing for cash severance payments in excess of $250,000;

             (x)  any material Contract with any of the 20 largest channel partners or customers of the Company and its Subsidiaries, taken as a whole, determined on the basis of revenues received by the Company and its Subsidiaries, taken as a whole, for the fiscal year ended December 31, 2019;

            (xi)  any collective bargaining agreement or other Contract with any Union;

           (xii)  any Contract providing for indemnification of any officer, director or employee by the Company or any of it Subsidiaries, other than Contracts entered into on substantially the same form as the Company's standard forms previously made available to Parent; and

          (xiii)  any Contract that is an agreement in settlement of a dispute that imposes material obligations on the Company or any of its Subsidiaries after the date of this Agreement.

          (iii)  "Nasdaq" means The Nasdaq Stock Market.

          (jjj)  "Parent Material Adverse Effect" means any Effect that, individually or taken together with all other Effects that exist or have occurred prior to the date of determination of the occurrence of the Parent Material Adverse Effect, has had or would reasonably be expected to prevent or materially impair or materially delay the consummation of the Merger or the ability of Parent and Merger Sub to perform their respective covenants and obligations pursuant to this Agreement.

          (kkk)  "Parent Termination Fee" means an amount in cash equal to $111,664,539.

          (lll)  "Permit" means any permits, licenses, variances, clearances, consents, commissions, franchises, exemptions, orders and approvals from Governmental Authorities that are required for the operation of the business of the Company and its Subsidiaries as currently conducted.

          (mmm)  "Permitted Lien" means any of the following: (i) liens for Taxes, assessments and governmental charges or levies either not yet delinquent or that are being contested in good faith and by appropriate proceedings and for which reserves have been established to the extent required by GAAP; (ii) mechanics, carriers', workmen's, warehouseman's, repairmen's, materialmen's or other similar liens or security interests that are not yet delinquent or that are being contested in good faith and by appropriate proceedings and for which reserves have been established to the extent required by GAAP; (iii) pledges or deposits to secure obligations pursuant to workers' compensation Laws or similar legislation or to secure public or statutory obligations; (iv) pledges and deposits to secure the performance of bids, trade contracts, leases, surety and appeal bonds, performance bonds and other obligations of a similar nature, in each case in the ordinary course of business; (v) defects, imperfections or irregularities in title, easements, covenants and rights of way (unrecorded and of record) and other similar liens (or other encumbrances of any type), in each case that do not, and are not reasonably likely to, adversely affect in any material respect the current use or occupancy of the applicable property owned, leased, used or held for use by the Company or any of its Subsidiaries; (vi) zoning, building and other similar codes or restrictions that are not violated in any material respect by the current use or occupancy by the Company or any of its Subsidiaries of the real property subject thereto; (vii) liens the existence of which are disclosed in the notes to the consolidated financial statements of the Company included in the SEC Reports; (viii) non-exclusive licenses to Company Intellectual Property entered into with customers or vendors of the Company or any of its Subsidiaries in the ordinary course of business; (ix) statutory, common law or contractual liens of landlords under real property leases; (x) liens against the fee interests of the landlord or owner of any Company properties unless caused by the Company or any of its Subsidiaries; (xi) liens or encumbrances imposed on the underlying fee interest in real property leased, subleased or otherwise occupied by the Company or any of its Subsidiaries unless caused by the Company or any of its Subsidiaries; and (xii) liens set forth on Section 1.1(mmm) of the Company Disclosure Letter.

          (nnn)  "Person" means any individual, corporation (including any non-profit corporation), limited liability company, joint stock company, general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, firm, Governmental Authority or other enterprise, association, organization or entity.

          (ooo)  "Pre-Closing Period" means the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the (i) termination of this Agreement pursuant to Article VIII and (ii) Effective Time.

          (ppp)  "Registered Intellectual Property" means all (i) Patents; (ii) registered Marks; and (iii) registered Copyrights.

          (qqq)  "Related Party" means a Company Related Party or a Parent Related Party, as applicable.

          (rrr) "Representatives" means the Affiliates, directors, officers, employees, consultants, agents, representatives and advisors of a Party.

          (sss) "Sarbanes-Oxley Act" means the Sarbanes-Oxley Act of 2002.

          (ttt) "SEC" means the United States Securities and Exchange Commission.

          (uuu)  "Securities Act" means the Securities Act of 1933.

          (vvv)  "Service Provider" means any current or former employee, consultant, independent contractor, or member of the board of directors of the Company or any of its Subsidiaries.

          (www)  "Software" means computer software and databases, including object code, source code, firmware and embedded versions thereof and documentation related thereto.

          (xxx)  "Specified Person" means any (i) director or executive officer of the Company, and any Person authorized on behalf of or directed by the Company, the Company Board or any director or executive officer of the Company (in their capacities as such) in connection with any of the activities restricted or limited by Section 5.3; and (ii) any Representative of the Company that is a senior member of its deal team at the Company Financial Advisor or the Company's legal advisor.

          (yyy)  "Subsidiary" of any Person means (i) a corporation more than 50 percent of the combined voting power of the outstanding voting stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more other Subsidiaries of such Person; (ii) a partnership of which such Person or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, is the general partner and has the power to direct the policies, management and affairs of such partnership; (iii) a limited liability company of which such Person or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries of such Person, directly or indirectly, is the managing member and has the power to direct the policies, management and affairs of such company; and (iv) any other Person (other than a corporation, partnership or limited liability company) in which such Person or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries of such Person, directly or indirectly, has at least a majority ownership or the power to direct the policies, management and affairs thereof (including by contract).

          (zzz)  "Superior Proposal" means any bona fide written Acquisition Proposal on terms that the Company Board (or a committee thereof) has determined in good faith (after consultation with its financial advisor and outside legal counsel) is reasonably likely to be consummated in accordance with its terms and taking into account all legal, regulatory, financing and timing aspects of the proposal (including certainty of closing) and the identity of the Person making the proposal and all other aspects of the Acquisition Proposal that the Company Board (or a committee thereof) deems relevant, and, if consummated, would be more favorable, from a financial point of view, to the Company Stockholders (in their capacity as such) than the Merger (taking into account any revisions to this Agreement made or proposed in writing by Parent prior to the time of such determination). For purposes of the reference to an "Acquisition Proposal" in this definition, all references to "15 percent" in the definition of "Acquisition Transaction" will be deemed to be references to "50 percent."

          (aaaa)  "Tax" means all taxes (including estimated taxes), customs, tariffs, imposts, levies, duties, fees or other like assessments or charges in the nature of a tax imposed by a Governmental Authority, together with all interest, penalties and additions imposed with respect to such amounts.

          (bbbb)  "Tax Returns" means all Tax returns, declarations, elections, statements, reports, schedules, forms and information returns, including any attachments thereto or amendments thereof, filed or required to be filed with any Governmental Authority relating to Taxes, including in each case any attachments thereto and amendments thereof.

          (cccc)  "Transaction Documents" means, collectively, the Confidentiality Agreement, the Guarantee, the Financing Letters, the Fee Letters and any other document contemplated by those agreements or any document or instrument delivered in connection with this Agreement or those agreements.

          (dddd)  "Transaction Litigation" means any Legal Proceeding commenced or threatened against a Party or any of its Subsidiaries, Affiliates or directors or otherwise relating to, involving or affecting such Party or any of its Subsidiaries or Affiliates, in each case in connection with, arising from or otherwise relating to the Merger or any other transaction contemplated by this Agreement, including any Legal Proceeding alleging or asserting any misrepresentation or omission in the Proxy Statement or any Other Required Company Filing.

          (eeee)  "Union" means any union, works council or other employee representative body.

        1.2    Additional Definitions.     The following capitalized terms have the respective meanings given to them in the respective Sections of this Agreement set forth opposite each of the capitalized terms below:

Term	Section Reference
Agreement	Preamble
Alternate Debt Financing	6.5(d)
Alternative Acquisition Agreement	5.3(b)
ASU	1.1(zz)
Certificates	2.9(c)(i)
Closing	2.3
Closing Date	2.3
Company	Preamble
Company Board Recommendation	3.3(a)
Company Board Recommendation Change	5.3(d)(i)
Company Disclosure Letter	1.4
Company Privacy Policy	3.16(h)
Company Plans	6.11(b)
Company Related Parties	8.3(f)(ii)
Company SEC Reports	3.9
Company Securities	3.7(c)
Company Stock-Based Award Consideration	2.8(a)(i)
Company Stockholder Meeting	6.4(a)
Comparable Plans	6.11(b)
Converted Stock-Based Award	2.8(a)(ii)
Copyrights	1.1(aaa)
Debt Commitment Letters	4.10(a)
Debt Financing	4.10(a)
Dissenting Company Shares	2.7(c)(i)
DPA	4.13(a)
DTC Payment	2.9(d)
Effect	1.1(t)
Effective Time	2.2
Electronic Delivery	9.14
Equity Commitment Letter	4.10(a)
Equity Financing	4.10(a)
Exchange Fund	2.9(b)
Excluded Benefits	6.11(b)
Fee Letters	4.10(a)
Financing	4.10(a)
Financing Letters	4.10(a)
Guarantee	Recitals
Guarantor	Recitals
Indemnified Persons	6.10(a)
International Employee Plans	3.18(a)
IP Contracts	3.16(e)

Term	Section Reference
Lease	3.14(b)
Leased Real Property	3.14(b)
Lookback Date	Article III
Marks	1.1(aaa)
Maximum Annual Premium	6.10(c)
Merger	Recitals
Merger Sub	Preamble
New Debt Commitment Letters	6.5(d)
New Plans	6.11(c)
No-Shop Period Start Date	5.3(a)
Notice Period	5.3(e)(ii)(3)
Old Plans	6.11(c)
Option Consideration	2.8(b)
Other Required Company Filing	6.3(e)
Other Required Parent Filing	6.3(f)
Owned Company Shares	2.7(a)(ii)
Parent	Preamble
Parent Related Parties	8.3(f)(i)
Party	Preamble
Patents	1.1(aaa)
Payment Agent	2.9(a)
Payoff Letter	6.18
Per Share Price	2.7(a)(iii)
Proxy Statement	6.3(a)
SEC Reports	Article III
Reimbursement Obligations	6.6(f)
Required Financing Information	6.6(a)(v)
Requisite Stockholder Approval	3.4
Surviving Corporation	2.1
Tail Policy	6.10(c)
Termination Date	8.1(c)
Trade Secrets	1.1(aaa)
Uncertificated Shares	2.9(c)(ii)
Unvested Stock-Based Award	2.8(a)(ii)
Vested Stock-Based Award	2.8(a)(i)

        1.3    Certain Interpretations.

          (a)    References to this Agreement.    Unless the context of this Agreement otherwise requires, (i) when a reference is made in this Agreement to an Article, Section, Schedule or Exhibit, that reference is to an Article, Section, Schedule or Exhibit to this Agreement, as applicable, and (ii) references to "paragraphs" or "clauses" are to separate paragraphs or clauses of the Section or subsection in which the reference occurs.

          (b)    Hereof, Including, etc.    When used in this Agreement, (i) the words "hereof," "herein" and "herewith" and words of similar import will, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; and (ii) the words "include," "includes" and "including" will be deemed in each case to be followed by the words "without limitation."

          (c)    Threats.    Unless the context of this Agreement otherwise requires, the word "threat" or "threatened" will be deemed to be immediately followed by the words "in writing."

          (d)    Neither, etc. Not Exclusive.    Unless the context of this Agreement otherwise requires, "neither," "nor," "any," "either" and "or" are not exclusive.

          (e)    Extent.    The phrase "to the extent" means the degree to which a subject or other thing extends, and does not simply mean "if."

          (f)    Dollars.    When used in this Agreement, references to "$" or "Dollars" are references to United States dollars.

          (g)    Gender and Number.    The meaning assigned to each capitalized term defined and used in this Agreement is equally applicable to both the singular and the plural forms of such term, and words denoting any gender include all genders. Where a word or phrase is defined in this Agreement, each of its other grammatical forms has a corresponding meaning. All terms defined in this Agreement will have the defined meanings when used in any certificate or other document made or delivered pursuant to this Agreement unless otherwise defined in such certificate or document.

          (h)    References to Parties.    References to any Person include references to such Person's successors and permitted assigns, and, in the case of any Governmental Authority, to any Person succeeding to its functions and capacities.

          (i)    References to Subsidiaries.    Unless the context otherwise requires, all references in this Agreement to the Subsidiaries of a Person will be deemed to include all direct and indirect Subsidiaries of such Person.

          (j)    Writings.    References to "writing" mean the representation or reproduction of words, symbols or other information in a visible form by any method or combination of methods, whether in electronic form or otherwise, and including writings delivered by Electronic Delivery. "Written" will be construed in the same manner.

          (k)    Legislation.    A reference to any specific legislation or to any provision of any legislation includes any amendment to, and any modification, re-enactment or successor thereof, any legislative provision substituted therefor and all rules, regulations and statutory instruments issued thereunder or pursuant thereto, except that, for purposes of any representations and warranties in this Agreement that are made as a specific date, references to any specific legislation will be deemed to refer to such legislation or provision (and all rules, regulations and statutory instruments issued thereunder or pursuant thereto) as of such date. References to any agreement or Contract are to that agreement or Contract as amended, modified or supplemented from time to time, subject, in each case, to the provisions of Section 5.2.

          (l)    Accounting Matters.    Except as otherwise provided in this Agreement, all accounting terms used in this Agreement will be interpreted, and all accounting determinations hereunder will be made, in accordance with GAAP. An item arising with respect to a specific representation or warranty will be deemed to be "reflected on" or "set forth in" a balance sheet or financial statements, to the extent that any such phrase appears in such representation or warranty, if (i) there is a reserve, accrual or other similar item underlying a number on such balance sheet or financial statements that is related to the subject matter of such representation; (ii) such item is otherwise specifically set forth on the balance sheet or financial statements; or (iii) such item is specifically set forth on the balance sheet or financial statements and is specifically set forth in the notes thereto.

          (m)    Headings.    The table of contents and headings set forth in this Agreement are for convenience of reference purposes only and will not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision of this Agreement.

          (n)    Applicable Time.    Unless otherwise indicated, all references to a specific time are to the then-applicable local time in San Francisco, California.

          (o)    Calculation of Time Periods.    Unless otherwise indicated, (i) when calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period will be excluded; (ii) if the last day of such period is not a Business Day, then the period in question will end on the next Business Day; (iii) the measure of a period of one month or year for purposes of this Agreement will be the day of the following month or year corresponding to the starting date; and (iv) if no corresponding date exists, then the end date of such period being measured will be the next actual day of the following month or year (for example, one month following February 18 is March 18 and one month following March 31 is May 1). References to "from" or "through" any date mean, unless otherwise specified, from and including or through and including such date, respectively.

          (p)    Nature of Days and Months.    Whenever this Agreement refers to a number of days, that number will refer to calendar days unless Business Days are specified. Any reference to a "month" means a calendar month.

          (q)    Representations Are Not Covenants.    Nothing contained in Article III or Article IV may be construed as a covenant under the terms of this Agreement, other than the acknowledgments and agreements set forth in Section 3.26 and Section 4.14 to the extent necessary to give full effect to the acknowledgments and agreements set forth therein.

          (r)    Joint Drafting.    The Parties agree that they have been represented by legal counsel during the negotiation and execution of this Agreement. Accordingly, they waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document.

          (s)    Summaries.    No summary of this Agreement or any Exhibit, Schedule or other document delivered with this Agreement that is prepared by or on behalf of any Party will affect the meaning or interpretation of this Agreement or such Exhibit, Schedule or document.

          (t)    No Admission.    The information contained in this Agreement and in the Company Disclosure Letter is disclosed solely for purposes of this Agreement, and no information contained in this Agreement or in the Company Disclosure Letter will be deemed to be an admission by any Party to any third Person of any matter whatsoever, including (i) any violation of Law or breach of contract; or (ii) that such information is material or is required to be referred to or disclosed under this Agreement. Disclosure of any information or document in the Company Disclosure Letter is not a statement or admission that it is material or required to be disclosed in the Company Disclosure Letter. Nothing in the Company Disclosure Letter constitutes an admission against the Company's interest or represents the Company's legal position or legal rights on the matter so disclosed. No reference in this Agreement to dollar amount thresholds will be deemed to be evidence of a Company Material Adverse Effect or Parent Material Adverse Effect, as applicable, or materiality.

          (u)    Nature of Information Disclosed.    It is understood and agreed that the (i) specification of any dollar amount in the representations and warranties contained in this Agreement is not intended to imply that such amounts (or higher or lower amounts) are or are not material; and (ii) the inclusion of any specific item in the Company Disclosure Letter is not intended to imply that such items are or are not material or are within or outside of the ordinary course of business. In each case, no Party may use the fact of the setting of such amounts or the fact of the inclusion of any such item in the Company Disclosure Letter in any dispute or controversy between the Parties as to whether any obligation, item or matter not described in this Agreement is or is not material for purposes of this Agreement or whether any obligation, item or matter included in the Company Disclosure Letter is or is not material for purposes of this Agreement or is within or outside of the ordinary course of business.

          (v)    No Reliance by Others on Representations.    The representations and warranties in this Agreement are the product of negotiations among the Parties and are for the sole benefit of the Parties. Any inaccuracies in such representations and warranties are subject to waiver by the Parties in accordance with Section 9.4 without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the Parties of risks associated with particular matters regardless of the knowledge of any of the Parties. Consequently, Persons other than the Parties may not rely on the representations and warranties in this Agreement as characterizations of facts or circumstances as of the date of this Agreement or as of any other date.

          (w)    Made Available.    The phrases "furnished," "provided," "delivered" or "made available" or words of similar import when used with respect to documents or other information means that such documents or information have been physically or electronically delivered to the relevant Party prior to the date of this Agreement, including by being (i) posted to the virtual data room managed by the Company in connection with the transactions contemplated by this Agreement prior to 10:00 p.m. on February 5, 2020; or (ii) filed with or furnished to the SEC and available on EDGAR at least two Business Days prior to the date of this Agreement.

        1.4    Company Disclosure Letter.     The information set forth in the disclosure letter delivered by the Company to Parent and Merger Sub on the date of this Agreement (the "Company Disclosure Letter") is disclosed under separate Section and subsection references that correspond to the Sections and subsections of this Agreement to which such information relates. The information set forth in each Section or subsection of the Company Disclosure Letter will be deemed to be an exception to (or, as applicable, a disclosure for purposes of) (a) the representations, warranties or covenants of the Company that are set forth in the corresponding Section or subsection of this Agreement; and (b) any other representations, warranties or covenants of the Company that are set forth in this Agreement, but in the case of this clause (b) only if the relevance of that disclosure as an exception to (or a disclosure for purposes of) such other representations, warranties or covenants is reasonably apparent on the face of such disclosure.

ARTICLE II
THE MERGER

        2.1    The Merger.     Upon the terms and subject to the conditions set forth in this Agreement and the applicable provisions of the DGCL, at the Effective Time, (a) Merger Sub will be merged with and into the Company; (b) the separate corporate existence of Merger Sub will cease; and (c) the Company will continue as the surviving corporation of the Merger and a wholly owned Subsidiary of Parent. The Company, as the surviving corporation of the Merger, is sometimes referred to as the "Surviving Corporation."

        2.2    The Effective Time.     Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date, Parent, Merger Sub and the Company will cause the Merger to be consummated pursuant to the DGCL by filing the Certificate of Merger with the Secretary of State of the State of Delaware in accordance with the applicable provisions of the DGCL (the time of such filing and acceptance with the Secretary of State of the State of Delaware, or such later time as may be agreed in writing by Parent, Merger Sub and the Company and specified in the Certificate of Merger in accordance with the DGCL, the "Effective Time").

        2.3    The Closing.     The consummation of the Merger will take place at a closing (the "Closing") to occur at (a) 9:00 a.m. at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation, located at 650 Page Mill Road, Palo Alto, California 94304 (or remotely via the electronic exchange of documents), on a date to be agreed upon by Parent, Merger Sub and the Company that is no later than the second Business Day after the satisfaction or waiver (to the extent permitted under this

Agreement) of the last to be satisfied or waived of the conditions set forth in Article VII (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent permitted under this Agreement) of such conditions); or (b) such other time, location and date as Parent, Merger Sub and the Company mutually agree in writing. Notwithstanding the foregoing, if the Marketing Period has not ended at the time of the satisfaction or waiver (to the extent permitted under this Agreement) of the last to be satisfied or waived of the conditions set forth in Article VII (other than those conditions that by their terms are to be satisfied at the Closing), then the Closing will occur on the earlier of (i) any Business Day during the Marketing Period specified by Parent to the Company on no less than on two Business Days' prior written notice to the Company; and (ii) the second Business Day after the final day of the Marketing Period (subject, in the case of each of (i) and (ii), to the satisfaction or waiver (to the extent permitted under this Agreement) of all of the conditions set forth in Article VII, other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent permitted under this Agreement) of such conditions), except that if any of the conditions set forth in Article VII are not satisfied or waived (to the extent permitted under this Agreement) on any such second Business Day, then the Closing will take place on the first Business Day on which all such conditions have been satisfied or waived (to the extent permitted under this Agreement). The date on which the Closing actually occurs is referred to as the "Closing Date."

        2.4    Effect of the Merger.     At the Effective Time, the effect of the Merger will be as provided in this Agreement and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all (a) of the property, rights, privileges, powers and franchises of the Company and Merger Sub will vest in the Surviving Corporation; and (b) debts, liabilities and duties of the Company and Merger Sub will become the debts, liabilities and duties of the Surviving Corporation.

        2.5    Certificate of Incorporation and Bylaws.

          (a)    Certificate of Incorporation.    At the Effective Time, subject to the provisions of Section 6.10(a), the Charter will be amended and restated in its entirety to read substantially identically to the certificate of incorporation of Merger Sub as in effect immediately prior to the Effective Time, and such amended and restated certificate of incorporation will become the certificate of incorporation of the Surviving Corporation until thereafter amended in accordance with the applicable provisions of the DGCL and such certificate of incorporation, except that at the Effective Time the certificate of incorporation of the Surviving Corporation will be amended so that the name of the Surviving Corporation will be "Forescout Technologies, Inc."

          (b)    Bylaws.    At the Effective Time, subject to the provisions of Section 6.10(a), the bylaws of Merger Sub, as in effect immediately prior to the Effective Time, will be the bylaws of the Surviving Corporation until thereafter amended in accordance with the applicable provisions of the DGCL, the certificate of incorporation of the Surviving Corporation and such bylaws.

        2.6    Directors and Officers of the Surviving Corporation.

          (a)    Directors.    The Parties will take all necessary actions so that the directors of Merger Sub as of immediately prior to the Effective Time are the initial directors of the Surviving Corporation, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their respective successors are duly elected or appointed and qualified, or until their resignation or removal.

          (b)    Officers.    The Parties will take all necessary actions so that the officers of the Company as of immediately prior to the Effective Time are the initial officers of the Surviving Corporation, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving

  Corporation until their respective successors are duly appointed, or until their resignation or removal.

        2.7    Effect on Capital Stock.

          (a)    Capital Stock.    Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holders of any of the following securities, the following will occur:

              (i)  each share of common stock, par value $0.001 per share, of Merger Sub that is outstanding as of immediately prior to the Effective Time will be converted into one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation, and each certificate representing ownership of such shares of common stock of Merger Sub will thereafter represent ownership of shares of common stock of the Surviving Corporation;

             (ii)  each share of Company Common Stock that is (A) held by the Company as treasury stock; (B) owned by Parent or Merger Sub; or (C) owned by any direct or indirect wholly owned Subsidiary of Parent or Merger Sub as of immediately prior to the Effective Time (collectively, the "Owned Company Shares") will be cancelled and extinguished without any conversion thereof or consideration paid therefor; and

            (iii)  each share of Company Common Stock that is issued and outstanding as of immediately prior to the Effective Time (other than Owned Company Shares and Dissenting Company Shares) will be cancelled and extinguished and automatically converted into the right to receive cash in an amount equal to $33.00, without interest thereon (the "Per Share Price"), in accordance with the provisions of Section 2.9 (or in the case of a lost, stolen or destroyed certificate, upon delivery of an affidavit (and bond, if required) in accordance with the provisions of Section 2.11).

          (b)    Adjustment to the Per Share Price.    The Per Share Price will be adjusted appropriately to reflect the effect of any stock split, reverse stock split, stock dividend (including any dividend or other distribution of securities convertible into Company Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other similar change with respect to the Company Common Stock occurring on or after the date of this Agreement and prior to the Effective Time.

          (c)    Statutory Rights of Appraisal.

            (i)    Dissenting Company Shares.    Notwithstanding anything to the contrary set forth in this Agreement, all shares of Company Common Stock that are issued and outstanding as of immediately prior to the Effective Time and held by Company Stockholders who have (A) neither voted in favor of the adoption of this Agreement nor consented thereto in writing and (B) properly and validly exercised their statutory rights of appraisal in respect of such shares of Company Common Stock in accordance with Section 262 of the DGCL (the "Dissenting Company Shares") will not be converted into, or represent the right to receive, the Per Share Price pursuant to this Section 2.7. Such Company Stockholders will be entitled to receive payment of the appraised value of such Dissenting Company Shares in accordance with the provisions of Section 262 of the DGCL, except that all Dissenting Company Shares held by Company Stockholders who have failed to perfect or who have effectively withdrawn or lost their rights to appraisal of such Dissenting Company Shares pursuant to Section 262 of the DGCL will be deemed to have been converted into, and to have become exchangeable for, as of the Effective Time, the right to receive the Per Share Price, without interest thereon, upon surrender of the Certificates or Uncertificated Shares that formerly evidenced such shares of Company Common Stock in the manner provided in Section 2.9.

            (ii)    Notification of Parent of Demands for Appraisal.    The Company will give Parent (A) prompt notice of any demands for appraisal received by the Company, withdrawals of such demands and any other instruments served pursuant to the DGCL and received by the Company in respect of Dissenting Company Shares; and (B) the opportunity to participate in all negotiations and Legal Proceedings with respect to demands for appraisal pursuant to the DGCL in respect of Dissenting Company Shares. The Company may not, except with the prior written consent of Parent, make any payment with respect to any demands for appraisal or settle or offer to settle any such demands for payment in respect of Dissenting Company Shares. For purposes of this Section 2.7(c)(ii), "participate" means that Parent will be kept apprised of proposed strategy and other significant decisions with respect to demands for appraisal pursuant to the DGCL in respect of Dissenting Company Shares (to the extent that the attorney-client privilege between the Company and its counsel is not undermined or otherwise affected) and may offer comments or suggestions with respect to such demands, but Parent will not be afforded any decision-making power or other authority over such demands except for the payment, settlement or compromise consent set forth above.

        2.8    Equity Awards.

          (a)    Company Stock-Based Awards.

            (i)    Vested Stock-Based Awards.    At the Effective Time, each Company Stock-Based Award outstanding as of immediately prior to the Effective Time, to the extent then vested in accordance with its terms as in effect on the date of this Agreement (or that otherwise becomes vested in connection with or as a result of the transactions contemplated by this Agreement in accordance with its terms as in effect on the date of this Agreement) (each, a "Vested Stock-Based Award"), will, without any action on the part of Parent, Merger Sub, the Company or the holder thereof, be cancelled and converted into and will become a right to receive an amount in cash, without interest, equal to the product obtained by multiplying (i) the amount of the Per Share Price (less the purchase price per share, if any, of such Company Stock-Based Award) by (ii) the total number of shares of Company Common Stock then subject to the then-vested portion of such Company Stock-Based Award (the "Company Stock-Based Award Consideration").

            (ii)    Unvested Stock-Based Awards.    At the Effective Time, each Company Stock-Based Award outstanding as of immediately prior to the Effective Time, that is not a Vested Stock-Based Award (an "Unvested Stock-Based Award"), will, without any action on the part of Parent, Merger Sub, the Company or the holder thereof, be continued and will thereafter confer on the holder of such Company Stock-Based Award the right to receive an amount, without interest, equal to the product obtained by multiplying (i) the amount of the Per Share Price (less the purchase price per share, if any, of such Company Stock-Based Award) by (ii) the total number of shares of Company Common Stock then subject to the Unvested Stock-Based Award (the "Converted Stock-Based Award"), which amount will be paid either in cash or in stock of the Surviving Corporation or a parent corporation thereof, at Parent's election, and will be payable on the same vesting schedule, and subject to the same terms and conditions, as the Unvested Stock-Based Award to which it relates. For the avoidance of doubt, any Unvested Stock-Based Award that is outstanding as of immediately prior to the Effective Time and that had been subject to performance-based vesting with respect to a performance period that ended prior to the Effective Time will be continued as described in the preceding sentence based on the portion of the Unvested Stock-Based Award actually earned based on performance (other than any Unvested Stock-Based Award subject to performance-based vesting with respect to a performance period that would still be in progress as of the Effective Time but for any change in control-related provisions that would end such performance period prior to the Effective Time, which Unvested Stock-Based Awards will be deemed earned in accordance with their terms as in effect on the date hereof). The payments described in this Section 2.8(a)(ii) will be subject to withholding for all required Taxes, except that if Parent elects to make payment of any portion of the Converted Stock-Based Award in stock of the Surviving Corporation or a parent corporation thereof, then at the election of the holder of the Converted Stock-Based Award, Parent will satisfy the minimum statutory amount of any such Taxes required to be withheld with respect to such portion of the Converted Stock-Based Award by withholding a number of otherwise deliverable shares having a value equal to such amount.

          (b)    Company Options.    At the Effective Time, each Company Option outstanding and unexercised as of immediately prior to the Effective Time, whether or not then vested in accordance with its terms, will, without any action on the part of Parent, Merger Sub, the Company or the holder thereof, accelerate vesting in full and be cancelled and converted into and will become a right to receive an amount in cash, without interest, equal to the product obtained by multiplying (i) the excess, if any, of the amount of the Per Share Price less the exercise price per share of such Company Option, by (ii) the total number of shares of Company Common Stock then issuable upon exercise in full of such Company Option (the "Option Consideration"). Notwithstanding the foregoing or anything else to the contrary in this Agreement or any other Contract, with respect to any Company Options for which the exercise price per share of such Company Options is equal to or greater than the Per Share Price, such Company Options will be cancelled without any cash payment being made in respect thereof.

          (c)    Payment Procedures.    At or prior to the Closing, Parent will deposit (or cause to be deposited) with the Company, by wire transfer of immediately available funds, the aggregate (i) Company Stock-Based Award Consideration owed to all holders of Company Stock-Based Awards; and (ii) Option Consideration owed to all holders of Company Options. Not later than the next regularly scheduled payroll date that is at least two Business Days following the Closing Date, the applicable holders of Company Stock-Based Awards and Company Options will receive a payment from the Company or the Surviving Corporation, through its payroll system or payroll provider, of all amounts required to be paid to such holders in respect of Company Stock-Based Awards or Company Options that are cancelled and converted pursuant to Section 2.8(a)(i) or Section 2.8(b), as applicable. Notwithstanding the foregoing, if any payment owed to a holder of Company Stock-Based Awards or Company Options pursuant to Section 2.8(a) or Section 2.8(b), as applicable, (A) cannot be made through the Company's or the Surviving Corporation's payroll system or payroll provider, then the Surviving Corporation will issue a check for such payment to such holder, which check will be sent to such holder promptly following the Closing Date, or (B) constitutes deferred compensation under Code Section 409A, then the timing of such payment will be made in a manner that is intended to comply with Code Section 409A so as not to result in adverse tax consequences thereunder for such holder.

          (d)    Necessary Further Actions.    The Company will take all action necessary to effect the cancellation, or cancellation and continuation, as applicable, of Company Stock-Based Awards and Company Options as of the Effective Time and to give effect to this Section 2.8 (including the satisfaction of the requirements of Rule 16b-3(e) promulgated under the Exchange Act) and to cause all Company Stock-Based Awards and Company Options and all Company Stock Plans and other rights thereunder to terminate as of the Effective Time. The Company agrees that the awards contemplated by Section 2.8(a)(ii) meet the requirements of a continued award under Section 13(c) of its 2017 Equity Incentive Plan and are permitted by its 2000 Equity Incentive Plan.

          (e)    Treatment of Employee Stock Purchase Plan.    As soon as practicable following the date of this Agreement and prior to the Effective Time, the Company will take all action that may be necessary to, effective upon the consummation of the Merger, (A) cause any offering period or purchase period under the ESPP that otherwise would be in progress as of the Effective Time to be terminated no later than one Business Day prior to the date on which the Effective Time occurs; (B) make any adjustments that may be necessary or advisable to reflect the shortened offering period or purchase period, but otherwise treat such shortened offering period or purchase period as a fully effective and completed offering period or purchase period for all purposes pursuant to the ESPP; (C) cause the exercise (as of no later than one Business Day prior to the date on which the Effective Time occurs) of each outstanding purchase right pursuant to the ESPP; (D) provide that no further offering period or purchase period will commence pursuant to the ESPP upon or after the date of this Agreement; and (E) provide that no participant may increase his or her rate of payroll deductions under the ESPP on or after the date of this Agreement. On such exercise date, the Company will apply the funds credited as of such date pursuant to the ESPP within each participant's account to the purchase of whole shares of Company Common Stock in accordance with the terms of the ESPP and, promptly thereafter, will refund any remaining amounts credited to each such account to the applicable participant. Immediately prior to and effective as of the Effective Time (but subject to the consummation of the Merger), the Company will terminate the ESPP.

        2.9    Exchange of Certificates.

          (a)    Payment Agent.    Prior to the Closing, Parent will (i) select a bank or trust company reasonably acceptable to the Company to act as the payment agent for the Merger (the "Payment Agent"); and (ii) enter into a payment agent agreement, in form and substance reasonably acceptable to the Company, with such Payment Agent.

          (b)    Exchange Fund.    At or prior to the Closing, Parent will deposit (or cause to be deposited) with the Payment Agent, by wire transfer of immediately available funds, for payment to the holders of shares of Company Common Stock pursuant to Section 2.7, an amount of cash equal to the aggregate consideration to which such holders of Company Common Stock become entitled pursuant to Section 2.7. Until disbursed in accordance with the terms and conditions of this Agreement, such cash will be invested by the Payment Agent, as directed by Parent or the Surviving Corporation, in (i) obligations of or fully guaranteed by the United States or any agency or instrumentality thereof and backed by the full faith and credit of the United States with a maturity of no more than 30 days; (ii) commercial paper obligations rated A-1 or P-1 or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation, respectively; or (iii) certificates of deposit, bank repurchase agreements or banker's acceptances of commercial banks with capital exceeding $1,000,000,000 (based on the most recent financial statements of such bank that are then publicly available) (such cash and any proceeds thereon, the "Exchange Fund"). To the extent that (A) there are any losses with respect to any investments of the Exchange Fund; (B) the Exchange Fund diminishes for any reason below the level required for the Payment Agent to promptly pay the cash amounts contemplated by Section 2.7; or (C) all or any portion of the Exchange Fund is unavailable for Parent (or the Payment Agent on behalf of Parent) to promptly pay the cash amounts contemplated by Section 2.7 for any reason, then Parent will, or will cause the Surviving Corporation to, promptly replace or restore the amount of cash in the Exchange Fund so as to ensure that the Exchange Fund is at all times fully available for distribution and maintained at a level sufficient for the Payment Agent to make the payments contemplated by Section 2.7. Any interest or other income from investment of the Exchange Fund will be payable to Parent or the Surviving Corporation, as Parent directs.

          (c)    Exchange and Payment Procedures.

            (i)    Certificated Shares.    Promptly following the Effective Time (and in any event within one Business Day), Parent and the Surviving Corporation will cause the Payment Agent to mail to each holder of record (as of immediately prior to the Effective Time) of a certificate that immediately prior to the Effective Time represented outstanding shares of Company Common Stock (other than Dissenting Company Shares and Owned Company Shares) (the "Certificates") whose shares of Company Common Stock were converted into the right to receive the consideration payable in respect thereof pursuant to Section 2.7, (A) a letter of transmittal in customary form (which will specify that delivery will be effected, and risk of loss and title to the Certificates will pass, only upon delivery of the Certificates to the Payment Agent); and (B) instructions for use in effecting the surrender of the Certificates in exchange for the consideration payable in respect thereof pursuant to Section 2.7. Upon surrender to the Payment Agent of a Certificate (or affidavit of loss in lieu of a Certificate as provided in Section 2.11) for cancellation, together with such letter of transmittal, duly completed and validly executed, and such other documents as may be reasonably required by the Payment Agent in accordance with the terms of such materials and instructions, the holder of such Certificate will be entitled to receive in exchange for the number of shares represented by such Certificate (and Parent will cause the Payment Agent to pay and deliver in exchange therefor as promptly as practicable) an amount in cash equal to the product obtained by multiplying (1) the aggregate number of shares of Company Common Stock represented by such Certificate by (2) the Per Share Price (less any applicable withholding Taxes payable in respect thereof). The Certificate so surrendered will be cancelled. The Payment Agent will accept Certificates upon compliance with such reasonable terms and conditions as the Payment Agent may impose to cause an orderly exchange thereof in accordance with normal exchange practices. No interest will be paid or accrued for the benefit of any holder of the Certificates on the amount payable upon the surrender of such Certificates pursuant to this Section 2.9(c)(i). Until so surrendered, the Certificates will be deemed from and after the Effective Time to evidence only the right to receive the consideration payable in respect thereof pursuant to Section 2.7.

            (ii)    Uncertificated Shares.    Notwithstanding anything to the contrary in this Agreement, any holder of shares of Company Common Stock held in book-entry form (the "Uncertificated Shares") will not be required to deliver a Certificate or an executed letter of transmittal to the Payment Agent to receive the consideration payable in respect thereof pursuant to Section 2.7. In lieu thereof, each holder of record (as of immediately prior to the Effective Time) of an Uncertificated Share that immediately prior to the Effective Time represented an outstanding share of Company Common Stock (other than Dissenting Company Shares and Owned Company Shares) whose shares of Company Common Stock were converted into the right to receive the consideration payable in respect thereof pursuant to Section 2.7 will, upon receipt of an "agent's message" in customary form (it being understood that the holders of Uncertificated Shares will be deemed to have surrendered such Uncertificated Shares upon receipt of an "agent's message" or such other evidence, if any, as the Payment Agent may reasonably request) at the Effective Time, be entitled to receive (and Parent will cause the Payment Agent to pay and deliver as promptly as practicable) an amount in cash equal to the product obtained by multiplying (A) the aggregate number of shares of Company Common Stock represented by such holder's transferred Uncertificated Shares by (B) the Per Share Price (less any applicable withholding Taxes payable in respect thereof). The Uncertificated Shares so surrendered will be cancelled. The Payment Agent will accept transferred Uncertificated Shares upon compliance with such reasonable terms and conditions as the Payment Agent may impose to cause an orderly exchange thereof in accordance with normal exchange practices. No interest will be paid or accrued for the benefit of any holder of the

    Uncertificated Shares on the amount payable upon the surrender of such Uncertificated Shares pursuant to this Section 2.9(c)(ii). Until so surrendered, Uncertificated Shares will be deemed from and after the Effective Time to evidence only the right to receive the consideration payable in respect thereof pursuant to Section 2.7(a).

          (d)    DTC Payment.    Prior to the Effective Time, Parent and the Company will cooperate to establish procedures with the Payment Agent and DTC with the objective that (i) if the Closing occurs at or prior to 11:30 a.m., Eastern time, on the Closing Date, then the Payment Agent will transmit to DTC or its nominees on the Closing Date an amount in cash, by wire transfer of immediately available funds, equal to the product obtained by multiplying (A) the number of shares of Company Common Stock (other than Owned Company Shares and Dissenting Company Shares) held of record by DTC or such nominee immediately prior to the Effective Time by (B) the Per Share Price (such amount, the "DTC Payment"); and (ii) if the Closing occurs after 11:30 a.m., Eastern time, on the Closing Date, then the Payment Agent will transmit the DTC Payment to DTC or its nominees on the first Business Day after the Closing Date.

          (e)    Transfers of Ownership.    If a transfer of ownership of shares of Company Common Stock is not registered in the stock transfer books or ledger of the Company, or if the consideration payable is to be paid in a name other than that in which the Certificates surrendered or transferred in exchange therefor are registered in the stock transfer books or ledger of the Company, then the consideration payable pursuant to Section 2.7 may be paid to a Person other than the Person in whose name the Certificate so surrendered or transferred is registered in the stock transfer books or ledger of the Company only if such Certificate is properly endorsed and otherwise in proper form for surrender and transfer and the Person requesting such payment has paid to Parent (or any agent designated by Parent) any transfer Taxes required by reason of the payment of the Per Share Price to a Person other than the registered holder of such Certificate, or established to the satisfaction of Parent (or any agent designated by Parent) that such transfer Taxes have been paid or are otherwise not payable. Payment of the consideration payable with respect to Uncertificated Shares will only be made to the Person in whose name such Uncertificated Shares are registered.

          (f)    Escheat.    Notwithstanding anything to the contrary set forth in this Agreement, none of the Payment Agent, Parent, the Surviving Corporation or any other Party will be liable to a Company Stockholder for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar Law. If any Certificates or Uncertificated Shares have not been surrendered immediately prior to the date on which any cash in respect of such Certificate or Uncertificated Share would otherwise escheat to or become the property of any Governmental Authority, then any such cash in respect of such Certificate or Uncertificated Share will, to the extent permitted by applicable Law, become the property of Parent, free and clear of all claims or interest of any person previously entitled thereto.

          (g)    Distribution of Exchange Fund to Parent.    Any portion of the Exchange Fund that remains undistributed to the holders of the Certificates or Uncertificated Shares on the date that is one year after the Effective Time will be delivered to Parent upon demand, and any holders of shares of Company Common Stock that were issued and outstanding immediately prior to the Merger who have not theretofore surrendered or transferred their Certificates or Uncertificated Shares representing such shares of Company Common Stock for exchange pursuant to this Section 2.9 will thereafter look for payment of the Per Share Price payable in respect of the shares of Company Common Stock represented by such Certificates or Uncertificated Shares solely to Parent (subject to abandoned property, escheat or similar Laws), solely as general creditors thereof, for any claim to the Per Share Price to which such holders may be entitled pursuant to Section 2.7.

        2.10    No Further Ownership Rights in Company Common Stock.     From and after the Effective Time, (a) all shares of Company Common Stock will no longer be outstanding and will automatically be cancelled and cease to exist; and (b) each holder of a Certificate or Uncertificated Shares previously representing any shares of Company Common Stock will cease to have any rights with respect thereto, except the right to receive the consideration payable therefor in accordance with Section 2.7 (or in the case of Dissenting Company Shares, the rights pursuant to Section 2.7(c)). The consideration paid in accordance with the terms of this Article II upon conversion of any shares of Company Common Stock will be deemed to have been paid in full satisfaction of all rights pertaining to such shares of Company Common Stock. From and after the Effective Time, there will be no further registration of transfers on the records of the Surviving Corporation of shares of Company Common Stock that were issued and outstanding immediately prior to the Effective Time, other than transfers to reflect, in accordance with customary settlement procedures, trades effected prior to the Effective Time. If, after the Effective Time, Certificates or Uncertificated Shares are presented to the Surviving Corporation for any reason, they will (subject to compliance with the exchange procedures of Section 2.9(c)) be cancelled and exchanged as provided in this Article II.

        2.11    Lost, Stolen or Destroyed Certificates.     In the event that any Certificates have been lost, stolen or destroyed, the Payment Agent will issue in exchange therefor, upon the making of an affidavit of that fact by the holder thereof, the Per Share Price payable in respect thereof pursuant to Section 2.7. Parent or the Payment Agent may, in its discretion and as a condition precedent to the payment of such Per Share Price, require the owners of such lost, stolen or destroyed Certificates to deliver a bond in such amount as it may direct as indemnity against any claim that may be made against Parent, the Surviving Corporation or the Payment Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.

        2.12    Required Withholding.     Each of the Payment Agent, Parent, the Company and the Surviving Corporation, or any Subsidiary of Parent, the Company or the Surviving Corporation, will be entitled to deduct and withhold from any amounts payable pursuant to this Agreement to any Person such amounts as are required to be deducted or withheld therefrom pursuant to any applicable Laws related to Taxes. To the extent that such amounts are (a) so deducted or withheld and (b) to be timely paid over to the appropriate Governmental Authority, such amounts will be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such deduction and withholding was made.

        2.13    Future Dividends or Distributions.     No dividends or other distributions with respect to capital stock of the Surviving Corporation with a record date on or after the Effective Time will be paid to the holder of any unsurrendered Certificates or Uncertificated Shares.

        2.14    Necessary Further Actions.     If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company and Merger Sub, then the directors and officers of the Company and Merger Sub as of immediately prior to the Effective Time will take all such lawful and necessary action.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        With respect to any Section of this Article III, except (a) as disclosed in the reports, statements and other documents filed by the Company with the SEC or furnished by the Company to the SEC, in each case pursuant to the Exchange Act, on or after January 1, 2019 (the "Lookback Date") and prior to the date of this Agreement (other than any disclosures contained or referenced therein under the captions "Risk Factors," "Forward-Looking Statements," "Quantitative and Qualitative Disclosures

About Market Risk" and any other disclosures contained or referenced therein of information, factors or risks that are predictive, cautionary or forward-looking in nature) (the "SEC Reports") (it being (i) understood that any matter disclosed in any SEC Report will be deemed to be disclosed in a section of the Company Disclosure Letter only to the extent that it is reasonably apparent on the face of such disclosure in such SEC Report that it is applicable to such section of the Company Disclosure Letter; and (ii) acknowledged that nothing disclosed in the SEC Reports will be deemed to modify or qualify the representations and warranties set forth in Section 3.7 or Section 3.12(b)); or (b) as set forth in the Company Disclosure Letter, the Company represents and warrants to Parent and Merger Sub as follows:

        3.1    Organization; Good Standing.     The Company (a) is a corporation duly organized, validly existing and in good standing pursuant to the DGCL; and (b) has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease, license or operate its properties and assets. The Company is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties and assets owned or leased or the nature of its activities make such qualification necessary (to the extent that the concept of "good standing" is applicable in the case of any jurisdiction outside the United States), except where the failure to be so qualified or in good standing would not have a Company Material Adverse Effect. The Company has made available to Parent true, correct and complete copies of the Charter and the Bylaws, each as amended to date. The Company is not in violation of the Charter or the Bylaws.

        3.2    Corporate Power; Enforceability.     The Company has the requisite corporate power and authority to (a) execute and deliver this Agreement; (b) perform its covenants and obligations under this Agreement; and (c) subject to receiving the Requisite Stockholder Approval, consummate the Merger. The execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and obligations under this Agreement, and the consummation of the Merger have each been duly authorized by all necessary corporate action on the part of the Company and no additional corporate actions on the part of the Company are necessary to authorize (i) the execution and delivery of this Agreement by the Company; (ii) the performance by the Company of its covenants and obligations under this Agreement; or (iii) subject to the receipt of the Requisite Stockholder Approval, the consummation of the Merger. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Parent and Merger Sub, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability (A) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors' rights generally; and (B) is subject to general principles of equity.

        3.3    Company Board Approval; Fairness Opinion; Anti-Takeover Laws.

          (a)    Company Board Approval.    The Company Board has (i) determined that it is in the best interests of the Company and its stockholders, and declared it advisable, to enter into this Agreement and consummate the Merger upon the terms and subject to the conditions set forth in this Agreement; (ii) approved the execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and other obligations in this Agreement, and the consummation of the Merger upon the terms and conditions set forth in this Agreement; (iii) directed that adoption of this Agreement be submitted to a vote at a meeting of the stockholders of the Company; and (iv) resolved to recommend that the Company Stockholders vote in favor of adoption of this Agreement in accordance with the DGCL (collectively, the "Company Board Recommendation"), which Company Board Recommendation has not been withdrawn, rescinded or modified in any way as of the date of this Agreement.

          (b)    Fairness Opinion.    The Company Board received the oral opinion (opinion to be confirmed in writing) of the Company Financial Advisor to the effect that, as of the date of such opinion and based upon and subject to the various assumptions made, procedures followed, matters considered, and qualifications and limitations set forth therein, the Per Share Price to be received by the holders of shares of Company Common Stock (other than holders of Owned Company Shares and Dissenting Company Shares) pursuant to this Agreement is fair from a financial point of view to such holders (it being understood and agreed that such opinion is for the benefit of the Company Board and may not be relied upon by Parent or Merger Sub). The opinion of the Company Financial Advisor has not been withdrawn, revoked or modified as of the date of this Agreement. The Company has been authorized by the Company Financial Advisor to permit the inclusion of such opinion in its entirety and a discussion of the Company Financial Advisor's analysis in preparing such opinion in the Proxy Statement, subject to the Company Financial Advisor's satisfaction with such disclosure.

          (c)    Anti-Takeover Laws.    Assuming that the representations of Parent and Merger Sub set forth in Section 4.6 are true and correct, the Company Board has taken all necessary actions so that the restrictions on business combinations set forth in Section 203 of the DGCL and any other similar applicable "anti-takeover" Law will not be applicable to the Merger.

        3.4    Requisite Stockholder Approval.     The affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock entitled to vote to adopt this Agreement (the "Requisite Stockholder Approval") is the only vote of the holders of any class or series of Company Capital Stock that is necessary pursuant to applicable Law, the Charter or the Bylaws to consummate the Merger.

        3.5    Non-Contravention.     The execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and obligations under this Agreement, and the consummation of the Merger do not (a) violate or conflict with any provision of the Charter or the Bylaws or the equivalent organizational or governing documents of any "significant subsidiary" of the Company (as defined in Rule 1-02(w) of Regulation S-X promulgated by the SEC); (b) violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration pursuant to any Material Contract; (c) assuming compliance with the matters referred to in Section 3.6 and, in the case of the consummation of the Merger, subject to obtaining the Requisite Stockholder Approval, violate or conflict with any Law applicable to the Company or any of its Subsidiaries or by which any of their respective properties or assets are bound; or (d) result in the creation of any lien (other than Permitted Liens) upon any of the properties or assets of the Company or any of its Subsidiaries, except in the case of each of clauses (b), (c) and (d) for such violations, conflicts, breaches, defaults, terminations, accelerations or liens that would not have a Company Material Adverse Effect.

        3.6    Requisite Governmental Approvals.     No Consent, authorization of, filing or registration with, or notification to any Governmental Authority is required on the part of the Company in connection with the (a) execution and delivery of this Agreement by the Company; (b) performance by the Company of its covenants and obligations pursuant to this Agreement; or (c) consummation of the Merger, except (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and such filings with Governmental Authorities to satisfy the applicable Laws of states in which the Company and its Subsidiaries are qualified to do business; (ii) such filings and approvals as may be required by any federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act; (iii) compliance with any applicable requirements of the HSR Act and any applicable foreign Antitrust Laws; and (iv) such other Consents the failure of which to obtain would not have a Company Material Adverse Effect.

        3.7    Company Capitalization.

          (a)    Capital Stock.    The authorized capital stock of the Company consists of (i) 1,000,000,000 shares of Company Common Stock; and (ii) 100,000,000 shares of Company Preferred Stock. As of the Capitalization Date, (A) 48,146,736 shares of Company Common Stock were issued and outstanding; (B) no shares of Company Preferred Stock were issued and outstanding; and (C) no shares of Company Common Stock were held by the Company as treasury shares. All outstanding shares of Company Common Stock are validly issued, fully paid, nonassessable and free of any preemptive rights. Since the close of business on the Capitalization Date until the date of this Agreement, the Company has not issued or granted any Company Securities other than pursuant to the exercise or settlement of Company Stock-Based Awards or Company Options granted prior to the Capitalization Date.

          (b)    Stock Reservation, Grant Practices.

            (i)    Stock Reservation.    As of the Capitalization Date, the Company has reserved 13,489,208 shares of Company Common Stock for issuance pursuant to the Company Stock Plans and 848,345 shares of Company Common Stock for issuance pursuant to the ESPP. As of the Capitalization Date, there were outstanding (i) Company Stock-Based Awards representing the right to receive up to 5,967,436 shares of Company Common Stock (assuming target performance for Company Stock-Based Awards subject to performance-based vesting conditions, which number would be increased by an additional 417,436 shares of Company Common Stock assuming maximum performance); (ii) Company Options to acquire 2,976,488 shares of Company Common Stock (of which Company Options to acquire no shares of Company Common Stock were subject to performance-based vesting conditions); and (iii) no shares of Company Common Stock subject to outstanding purchase rights under the ESPP (estimated based on the fair market value of a share of Company Common Stock on such date).

            (ii)    Grant Practices.    The Company has made available to Parent a true, correct and complete list, as of the Capitalization Date, of all outstanding Company Stock-Based Awards and Company Options. No Company Option has been granted with a per share exercise price that is less than the fair market value of a share of Company Common Stock on the date such Company Option was granted. Each Company Stock-Based Award and Company Option was granted in all material respects in accordance with the terms of the applicable Company Stock Plan and applicable Laws, including Nasdaq listing rules. The Company has the requisite power and authority, in accordance with the Company Stock Plans and the ESPP, the applicable award agreements and any other applicable contract, to take the actions contemplated by Section 2.8.

          (c)    Company Securities.    Except as set forth in this Section 3.7, as of the Capitalization Date there were (i) other than the Company Common Stock, no outstanding shares of capital stock of, or other equity or voting interest in, the Company; (ii) no outstanding securities of the Company convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, the Company; (iii) no outstanding options, warrants or other rights or binding arrangements to acquire from the Company, or that obligate the Company to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, the Company; (iv) no obligations of the Company to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security, or other similar Contract relating to any capital stock of, or other equity or voting interest (including any voting debt) in, the Company; (v) no outstanding shares of restricted stock, restricted stock units, stock appreciation rights, performance shares, contingent value rights, "phantom" stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock of, or other securities or ownership interests in, the Company (the items in clauses (i), (ii), (iii), (iv) and (v), collectively with the Company Capital Stock, the "Company Securities"); (vi) voting trusts, proxies or similar arrangements or understandings to which the Company is a party or by which the Company is bound with respect to the voting of any shares of capital stock of, or other equity or voting interest in, the Company; (vii) obligations or binding commitments of any character restricting the transfer of any shares of capital stock of, or other equity or voting interest in, the Company to which the Company is a party or by which it is bound; and (viii) no other obligations by the Company to make any payments based on the price or value of any Company Securities. The Company is not a party to any Contract that obligates it to repurchase, redeem or otherwise acquire any Company Securities. There is no outstanding obligation or commitment of the Company to issue, grant, repurchase, redeem or otherwise acquire any Company Securities. There are no accrued and unpaid dividends with respect to any outstanding shares of Company Capital Stock. The Company does not have a stockholder rights plan in effect.

          (d)    No Other Rights.    The Company is not a party to any Contract relating to the voting of, requiring registration of, or granting any preemptive rights, anti-dilutive rights or rights of first refusal or other similar rights with respect to any Company Securities.

        3.8    Subsidiaries.

          (a)    Subsidiaries.    Section 3.8(a) of the Company Disclosure Letter contains a true, correct and complete list of the name and jurisdiction of organization of each Subsidiary of the Company. Each Subsidiary of the Company (i) is duly organized, validly existing and in good standing pursuant to the Laws of its jurisdiction of organization (to the extent that the concept of "good standing" is applicable in the case of any jurisdiction outside the United States); and (ii) has the requisite corporate power and authority to carry on its respective business as it is presently being conducted and to own, lease or operate its respective properties and assets, except where the failure to be in good standing would not have a Company Material Adverse Effect. Each Subsidiary of the Company is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary (to the extent that the concept of "good standing" is applicable in the case of any jurisdiction outside the United States), except where the failure to be so qualified or in good standing would not have a Company Material Adverse Effect. The Company has made available to Parent true, correct and complete copies of the certificates of incorporation, bylaws and other similar organizational documents of each "significant subsidiary" (as defined in Rule 1-02(w) of Regulation S-X promulgated by the SEC) of the Company, each as amended to date. No Subsidiary of the Company is in violation of its charter, bylaws or other similar organizational documents, except for such violations that would not have a Company Material Adverse Effect.

          (b)    Capital Stock of Subsidiaries.    All of the outstanding capital stock of, or other equity or voting interest in, each Subsidiary of the Company (i) has been duly authorized, validly issued and is fully paid and nonassessable; and (ii) except for director's qualifying or similar shares, is owned, directly or indirectly, by the Company, free and clear of all liens (other than Permitted Liens) and any other restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other equity or voting interest) that would prevent such Subsidiary from conducting its business as of the Effective Time in substantially the same manner that such business is conducted on the date of this Agreement.

          (c)    No Other Interests in Subsidiaries.    There are no outstanding (i) securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, any Subsidiary of the Company; (ii) options, warrants or other rights or arrangements obligating the Company or any of its Subsidiaries to acquire or redeem from any Subsidiary of the Company, or that obligate any Subsidiary of the Company to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable for, shares of capital stock of, or other equity or voting interest in, any Subsidiary of the Company; or (iii) obligations of any Subsidiary of the Company to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security, or other similar Contract relating to any capital stock of, or other equity or voting interest (including any voting debt) in, such Subsidiary to any Person other than the Company or one of its Subsidiaries.

        3.9    Company SEC Reports.     Since October 26, 2017, the Company has filed with or furnished to the SEC all forms, reports and documents that have been required to be filed by it pursuant to applicable Laws prior to the date of this Agreement (the "Company SEC Reports"). Each Company SEC Report complied as to form, as of its filing date, or, if amended or superseded by a subsequent filing made prior to the date of this Agreement, as of the date of the last such amendment or superseding filing prior to the date of this Agreement, in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, each as in effect on the date that such Company SEC Report was filed. True, correct and complete copies of all Company SEC Reports are publicly available in the Electronic Data Gathering, Analysis and Retrieval database of the SEC. As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseded filing), each Company SEC Report did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No Subsidiary of the Company is required to file any forms, reports or documents with the SEC.

        3.10    Company Financial Statements; Internal Controls; Indebtedness.

          (a)    Company Financial Statements.    The consolidated financial statements of the Company and its Subsidiaries filed with the Company SEC Reports (i) were prepared in accordance with GAAP (except as may be indicated in the notes thereto or as otherwise permitted by Form 10-Q with respect to any financial statements filed on Form 10-Q); and (ii) fairly present, in all material respects, the consolidated financial position of the Company and its Subsidiaries as of the dates thereof and the consolidated results of operations and cash flows and stockholders' equity for the periods then ended. Except as have been described in the Company SEC Reports, there are no unconsolidated Subsidiaries of the Company or any off-balance sheet arrangements of the type required to be disclosed pursuant to Item 303(a)(4) of Regulation S-K promulgated by the SEC.

          (b)    Disclosure Controls and Procedures.    The Company has established and maintains "disclosure controls and procedures" and "internal control over financial reporting" (in each case as defined pursuant to Rule 13a-15 and Rule 15d-15 promulgated under the Exchange Act). The Company's disclosure controls and procedures are reasonably designed to ensure that all (i) material information required to be disclosed by the Company in the reports that it files or furnishes pursuant to the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC; and (ii) such material information is accumulated and communicated to the Company's management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act. The Company's management has completed an assessment of the effectiveness of the Company's internal control over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act for the fiscal year ended December 31, 2018, and such assessment concluded that such system was effective. The Company's independent registered public accounting firm has issued (and not subsequently withdrawn or qualified) an attestation report concluding that the Company maintained effective internal control over financial reporting as of December 31, 2018. Since December 31, 2018, and through the date of this Agreement, to the Knowledge of the Company, no events have occurred such that management would not be able to complete its assessment of the effectiveness of the Company's internal control over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act for the fiscal year ending December 31, 2019, and conclude, after such assessment, that such system was effective. Since the Lookback Date, the principal executive officer and principal financial officer of the Company have each made all certifications required by the Sarbanes-Oxley Act. Neither the Company nor its principal executive officer or principal financial officer has received notice from any Governmental Authority challenging or questioning the accuracy, completeness, form or manner of filing of such certifications.

          (c)    Internal Controls.    The Company has established and maintains a system of internal accounting controls that are effective in all material respects in providing reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with GAAP, including policies and procedures that (i) require the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company and its Subsidiaries; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and that receipts and expenditures of the Company and its Subsidiaries are being made only in accordance with appropriate authorizations of the Company's management and the Company Board; and (iii) provide assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the assets of the Company and its Subsidiaries. Neither the Company nor, to the Knowledge of the Company, the Company's independent registered public accounting firm has identified or been made aware of (A) any significant deficiency or material weakness (each as defined in Rule 13a-15(f) of the Exchange Act) in the system of internal control over financial reporting utilized by the Company and its Subsidiaries that has not been subsequently remediated; or (B) any fraud that has not been subsequently remediated that involves the Company's management or other employees who have a role in the preparation of financial statements or the internal control over financial reporting utilized by the Company and its Subsidiaries.

          (d)    Indebtedness.    Section 3.10(d) of the Company Disclosure Letter contains a true, correct and complete list of all Indebtedness of the Company and its Subsidiaries as of the date of this Agreement, other than Indebtedness reflected in the Audited Company Balance Sheet or otherwise included in the Company SEC Reports.

        3.11    No Undisclosed Liabilities.     Neither the Company nor any of its Subsidiaries has any liabilities of a nature required to be reflected or reserved against on a balance sheet prepared in accordance with GAAP, other than liabilities (a) reflected or otherwise reserved against in the Audited Company Balance Sheet or in the consolidated financial statements of the Company and its Subsidiaries (including the notes thereto) included in the Company SEC Reports filed prior to the date of this Agreement; (b) arising pursuant to this Agreement or incurred in connection with the Merger; (c) incurred in the ordinary course of business; or (d) that would not have a Company Material Adverse Effect.

        3.12    Absence of Certain Changes.

          (a)    Ordinary Course Operations.    Since January 1, 2019, through the date of this Agreement, the business of the Company and its Subsidiaries has been conducted, in all material respects, in the ordinary course of business.

          (b)    No Company Material Adverse Effect.    Since the date of the Audited Company Balance Sheet through the date of this Agreement, there has not occurred a Company Material Adverse Effect.

          (c)    Forbearance.    Since January 1, 2019, through the date of this Agreement, the Company has not taken any action that, if taken or proposed to be taken after the date of this Agreement, would be prohibited by Section 5.2(a), Section 5.2(b), Section 5.2(c) (but, notwithstanding any dollar thresholds, only as it relates to actions that are not in the ordinary course of business consistent with past practice), Section 5.2(g), Section 5.2(h), Section 5.2(i) (but, notwithstanding any dollar thresholds, only as it relates to actions that are not in the ordinary course of business consistent with past practice) or Section 5.2(l) (to the extent related to the foregoing subsections).

        3.13    Material Contracts.

          (a)    Material Contracts.    Section 3.13(a) of the Company Disclosure Letter contains a true, correct and complete list of all Material Contracts to or by which the Company or any of its Subsidiaries is a party or is bound as of the date of this Agreement (other than any Material Contracts contemplated by clause (i) of the definition of Material Contract), and a true, correct and complete copy of each Material Contract has been made available to Parent.

          (b)    Validity.    Each Material Contract is valid and binding on the Company or each such Subsidiary of the Company party thereto and is in full force and effect, except for such failures to be in full force and effect that would not have a Company Material Adverse Effect. None of the Company, any of its Subsidiaries party thereto nor, to the Knowledge of the Company, any other party thereto, is in breach of or default pursuant to any Material Contract, and no event has occurred that would constitute such a breach or default pursuant to any Material Contract by the Company or any of its Subsidiaries, or, to the Knowledge of the Company, any other party thereto, except for such breaches and defaults that would not have a Company Material Adverse Effect. As of the date of this Agreement, to the Knowledge of the Company, neither the Company nor any of its Subsidiaries have received written notice from any other party to a Material Contract that such other party intends to terminate or not renew, or renegotiate in any material respect the terms of any such Material Contract.

        3.14    Real Property.

          (a)    Owned Real Property.    Neither the Company nor any of its Subsidiaries owns or has ever owned any other real property.

          (b)    Leased Real Property.    Section 3.14(b) of the Company Disclosure Letter contains a true, correct and complete list, as of the date of this Agreement, of all of the existing leases, subleases, licenses or other agreements pursuant to which the Company or any of its Subsidiaries uses or occupies, or has the right to use or occupy, now or in the future, any real property in excess of 50,000 square feet (such property, the "Leased Real Property," and each such lease, sublease, license or other agreement, a "Lease"). The Company has made available to Parent true, correct and complete copies of all Leases (including all material modifications and amendments thereto). Except as would not have a Company Material Adverse Effect, (i) the Company or one of its Subsidiaries has valid leasehold estates in the Leased Real Property, free and clear of all liens (other than Permitted Liens); and (ii) to the Knowledge of the Company, neither the Company nor any of its Subsidiaries is in breach of or default pursuant to any Lease.

        3.15    Environmental Matters.     Except as would not have a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries (a) has failed or is failing to comply with any Environmental Law; (b) has received any written notice alleging that the Company or any Subsidiary has violated any applicable Environmental Law; (c) has transported, produced, processed, manufactured, generated, used, treated, handled, stored, released or disposed of any Hazardous Substances in violation of any applicable Environmental Law; (d) has exposed any employee to Hazardous Substances in violation of any applicable Environmental Law; (e) is a party to or is the subject of any pending or, to the Knowledge of the Company, threatened Legal Proceeding that is

(i) alleging the noncompliance by the Company or any of its Subsidiaries with any Environmental Law; or (ii) seeking to impose any financial responsibility for any investigation, cleanup, removal or remediation pursuant to any Environmental Law; or (f) to the Knowledge of the Company, does not own or operate any property or facility contaminated by any Hazardous Substance that could reasonably be expected to result in liability to the Company or any of its Subsidiaries under Environmental Law.

        3.16    Intellectual Property.

          (a)    Registered Intellectual Property; Proceedings.    Section 3.16(a) of the Company Disclosure Letter sets forth a true, correct and complete list as of the date of this Agreement of all Company Registered Intellectual Property. As of the date of this Agreement, the Company has maintained all Company Registered Intellectual Property in the ordinary course consistent with reasonable business practices. The Company Registered Intellectual Property is subsisting and, to the Knowledge of the Company, valid and enforceable.

          (b)    Ownership.    The Company and its Subsidiaries solely and exclusively own all right, title, and interest, free and clear of all encumbrances other than Permitted Liens, in and to the Company Intellectual Property. There are no restrictions on the Company or its Subsidiaries' right to sell any of the Company's or its Subsidiaries' products or services, or to use, transfer or license any Company Intellectual Property, except for any such prohibitions or restrictions that would not have a Company Material Adverse Effect.

          (c)    No Order.    No Company Intellectual Property is subject to any Legal Proceeding or outstanding order against the Company, in effect as of the date of this Agreement, that would reasonably be expected to prohibit or restrict the Company from using, transferring, or licensing thereof and no such Legal Proceeding or order is pending or has been threatened in writing, except for any such prohibitions or restrictions that would not have a Company Material Adverse Effect.

          (d)    Sufficiency.    To the Knowledge of the Company, the Company and its Subsidiaries own or have the right to use, pursuant to a valid license, all Intellectual Property used or held for use in connection with the operation of their businesses, except where such lack of Intellectual Property rights would not have a Company Material Adverse Effect.

          (e)    IP Contracts.    Section 3.16(d) of the Company Disclosure Letter sets forth a complete and accurate list of material Contracts in effect as of the date of this Agreement pursuant to which (i) the Company or any of its Subsidiaries has granted a license to a third Person under any Company Intellectual Property, other than any non-disclosure agreements or non-exclusive licenses granted by the Company in the ordinary course of business in connection with the manufacture, provision or sale of any of the Company's or its Subsidiaries' products or services; (ii) a third Person has licensed any Intellectual Property to the Company or any of its Subsidiaries; or (iii) the Company's or any of its Subsidiaries' use of, rights in or ability to enforce any Intellectual Property is otherwise affected (including co-existence agreements and covenants not to sue), excluding, in each case, any (A) non-disclosure agreements; (B) non-exclusive licenses or related services Contracts for commercially available technology or Intellectual Property involving fees and other payments of less than $300,000 per year in aggregate; (C) any licenses to software and materials licensed as open-source, public-source or freeware; and (D) Contracts with employees or independent contractors for the assignment of, or license to, any Intellectual Property (all such Contracts that are, or are required to be, listed under clauses (i) and (ii) of this Section 3.16(d), the "IP Contracts").

          (f)    No Infringement.    To the Knowledge of the Company, (i) as of the date of this Agreement and since the Lookback Date, the Company's and its Subsidiaries' have not infringed or misappropriated and do not infringe or misappropriate the Intellectual Property of any third Person, except where such infringement or misappropriation would not have a Company Material Adverse Effect and (ii) no third Person has, since the Lookback Date, infringed or misappropriated any Company Intellectual Property. Notwithstanding anything to the contrary in this Agreement, this Section 3.16(f) and Section 3.16(g) contains the only representations or warranties made by the Company with respect to infringement or misappropriation of Intellectual Property of any third Person.

          (g)    No Notice of Infringement.    Since the Lookback Date, neither the Company nor any of its Subsidiaries has received written notice from any third Person alleging that the Company or any of its Subsidiaries, or its or their products or services infringe, misappropriate or violate the Intellectual Property of any third Person. Since the Lookback Date, the Company and its Subsidiaries have not made or asserted any written notice alleging infringement or misappropriation of any Company Intellectual Property.

          (h)    Employee Agreements.    All of the current employees and contractors of the Company and its Subsidiaries who have contributed to or participated in the conception or development of any material Intellectual Property have entered into proprietary rights agreements with the Company or one of its Subsidiaries in which they have assigned or vested ownership of all such Intellectual Property to the Company or one of its Subsidiaries and have agreed to maintain the confidentiality of such Intellectual Property. The Company and its Subsidiaries have not been a member or promoter of, or contributor to, any industry standards body or similar organization that could require or obligate the Company or any of its Subsidiaries to grant or offer to any third party any license or right to any Company Intellectual Property. The Company and its Subsidiaries have maintained commercially reasonable practices to protect the confidentiality of their Trade Secrets, including the source code for the Company Software.

          (i)    Software and Source Code.    The Company and its Subsidiaries have not disclosed, licensed, made available or delivered to any escrow agent any of the source code for any Company Software, and, as of the date of this Agreement, no event has occurred that would legally require the Company or any of its Subsidiaries to do any of the foregoing. Neither this Agreement nor the consummation of the Merger will result in the disclosure to a third party of any source code included in the Company Software (including any release from escrow of any such source code). The Company or one of its Subsidiaries has in its possession the source code and related documentation for the Company Software. To the Knowledge of the Company, since the Lookback Date, there has been no unauthorized use, reverse engineering, decompiling, or other unauthorized disclosure of or access to the source code for the Company Software. The Company Software constitutes all material Software included in the Company's and its Subsidiaries' current products and services.

          (j)    Open Source Software.    The Company and its Subsidiaries have not used Open Source Software in any manner that, with respect to any Company Software, (i) requires its disclosure or distribution in source code form; (ii) requires the licensing thereof for the purpose of making derivative works; (iii) imposes any restriction on the consideration to be charged for the distribution thereof; or (iv) allow a third Person to relicense, decompile, disassemble, or reverse engineer any Company Software, in each case in a manner that would cause a Company Material Adverse Effect. With respect to any Open Source Software that is used by the Company or its Subsidiaries, the Company or the applicable Subsidiary is in compliance with all applicable agreements with respect thereto, except for any such non-compliance that would not have a Company Material Adverse Effect.

          (k)    Privacy, Data Protection and Data Security.    Except as would not be material to the Company and its Subsidiaries, taken as a whole, the Company and each of its Subsidiaries (i) maintains commercially reasonable policies regarding privacy and data protection, as applicable, and information security, with respect to their collection, use and disclosure of personally identifiable information (each, a "Company Privacy Policy"); (ii) is in compliance in all material respects with (A) each applicable Company Privacy Policy, (B) all applicable Laws pertaining to privacy, data protection and information security with respect to the Company's and its Subsidiaries' collection, use and disclosure of personally identifiable information, and (C) each of its contractual obligations; and (iii) takes commercially reasonable steps to protect such personally identifiable information it maintains on its systems from unauthorized third-party access and acquisition. Except as would not have a Company Material Adverse Effect, to the Knowledge of the Company as of the date of this Agreement, neither the Company, each of its Subsidiaries, or any third parties while operating at the Company's direction has at any time since the Lookback Date, suffered any security breach of, or unauthorized access to, any of its systems resulting in any third-party access to, or acquisition of, any personally identifiable information stored on such systems.

        3.17    Tax Matters.

          (a)    Tax Returns, Payments and Reserves.    Except as would not have a Company Material Adverse Effect, the Company and each of its Subsidiaries have (i) timely filed (taking into account valid extensions) all income and other material Tax Returns required to be filed by any of them; and (ii) paid, or have reserved in accordance with GAAP for the payment of, all Taxes that are required to be paid. All income and other material Tax Returns filed by the Company and each of its Subsidiaries were true and correct in all material respects. The most recent financial statements contained in the Company SEC Reports reflect a reserve in accordance with GAAP for all material Taxes accrued but not then payable by the Company and its Subsidiaries through the date of such financial statements. Since the date of the Audited Company Balance Sheet, the Company and its Subsidiaries have not incurred any material liability for Taxes outside the ordinary course of business.

          (b)    No Waivers.    Neither the Company nor any of its Subsidiaries has executed any waiver, except in connection with any ongoing Tax examination, of any statute of limitations on, or extended the period for the assessment or collection of, any material Tax, in each case that has not since expired.

          (c)    Withholding Taxes.    Except as would not have a Company Material Adverse Effect, the Company and each of its Subsidiaries (i) have timely withheld with respect to their employees and other third Persons all material amounts of United States federal and state income taxes, Federal Insurance Contribution Act, Federal Unemployment Tax Act and other similar Taxes required to be withheld; and (ii) has timely paid over any amounts so withheld to the appropriate Tax authority.

          (d)    No Audits.    No audits or other examinations with respect to income or other material Taxes of the Company or any of its Subsidiaries are presently in progress or have been asserted or proposed in writing and have not been resolved. Since the Lookback Date, no written claim has been made by a Governmental Authority in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns that the Company or such Subsidiary, as the case may be, is or may be subject to tax in that jurisdiction.

          (e)    No Spin-offs.    During the two years prior to the date of this Agreement, neither the Company nor any of its Subsidiaries has constituted either a "distributing corporation" or a "controlled corporation" in a distribution of stock intended to qualify for tax-free treatment pursuant to Section 355 of the Code.

          (f)    No Listed Transactions.    Neither the Company nor any of its Subsidiaries has engaged in a "listed transaction" as set forth in Treasury Regulation § 1.6011-4(b)(2).

          (g)    No Tax Agreements.    Neither the Company nor any of its Subsidiaries (i) is a party to or bound by, or currently has any material liability pursuant to, any Tax sharing, allocation or indemnification agreement or obligation, other than any such agreement or obligation (A) entered into in the ordinary course of business the primary purpose of which is unrelated to Taxes or (B) solely by and among any of the Company and its Subsidiaries; or (ii) has any material liability for the Taxes of any Person other than the Company and its Subsidiaries pursuant to Treasury Regulation § 1.1502-6 (or any similar provision of state, local or non-United States Law) as a transferee or successor, or otherwise by operation of law.

          (h)    Post-Closing Liabilities from Pre-Closing Activities.    Neither the Company nor any of its Subsidiaries will be required to include any material amount in taxable income or exclude any material item of deduction or loss from taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of: (i) an adjustment under either Section 481(a) of the Code (or any corresponding or similar provision of state, local or foreign Tax Law) by reason of a change in (or improper use of a) method of accounting on or prior to the Closing Date; (ii) a "closing agreement" described in Code Section 7121 (or any corresponding or similar provision of state, local or foreign Tax Law) executed on or before the Closing Date; (iii) an intercompany transaction described in Treasury Regulations under Code Section 1502 (or any corresponding or similar provision of state, local or foreign Tax Law) entered into on or prior to the Closing Date; (iv) an installment sale or open transaction disposition made on or prior to the Closing Date; (v) a prepaid amount received on or prior to the Closing Date outside the ordinary course of business; or (vi) Taxes due under Section 965 of the Code.

        3.18    Employee Plans.

          (a)    Company Benefit Plans.    Section 3.18(a) of the Company Disclosure Letter contains a true, correct and complete list identifying each material Company Benefit Plan, and by jurisdiction with respect to International Employee Plans. With respect to each material Company Benefit Plan other than an International Employee Plan, to the extent applicable, the Company has made available to Parent true, correct and complete copies of (i) the most recent annual report on Form 5500 required to have been filed with the IRS for each Company Benefit Plan; (ii) the most recent determination letter, if any, from the IRS for any Company Benefit Plan that is intended to qualify pursuant to Section 401(a) of the Code; (iii) the plan documents (or, with respect to any unwritten Company Benefit Plan, a written summary of the material terms thereof), together with all material amendments thereto; (iv) and summary plan descriptions, together with any summaries of material modifications; (v) any related trust agreements or other funding instruments; and (vi) any material correspondence to or from the IRS or any office or representative of the United States Department of Labor or any similar Governmental Authority within the past three years in respect of any such Company Benefit Plan. With respect to each material Company Benefit Plan that is maintained primarily for the benefit of any Service Provider whose primary work location is based outside of the United States (the "International Employee Plans"), to the extent applicable, the Company has made available to Parent true, correct and complete copies of (1) plan documents (or, with respect to any unwritten International Employee Plan, a written summary of the material terms thereof), together with all material amendments thereto, (2) the most recent annual report or similar compliance documents required to be filed with any Governmental Authority with respect to such International Employee Plan; and (3) any document comparable to the determination letter referenced pursuant to clause (ii) above issued by a Governmental Authority relating to the satisfaction of law necessary to obtain the most favorable tax treatment.

          (b)    Plan Qualification.    Each Company Benefit Plan that is intended to be qualified under Section 401(a) of the Code is covered by a favorable determination or opinion letter from the IRS that it is so qualified and, to the Knowledge of the Company, no circumstances exist that could reasonably be expected to adversely affect the qualified status of any such Company Benefit Plan.

          (c)    Absence of Certain Plans.    Neither the Company nor any of its ERISA Affiliates has previously maintained, sponsored or contributed to or currently maintains, sponsors or participates in, or contributes to, or otherwise has any liability, contingent or otherwise, in respect of, (i) a "multiemployer plan" (as defined in Section 3(37) of ERISA); (ii) a "multiple employer plan" (as defined in Section 4063 or Section 4064 of ERISA); or (iii) a defined benefit pension plan or a plan subject to Section 302 of Title I of ERISA, Section 412 of the Code or Title IV of ERISA.

          (d)    Compliance.    Each Company Benefit Plan has been maintained, funded, operated and administered in all material respects in accordance with its terms and with all applicable Law, including the applicable provisions of ERISA, the Code and any applicable regulatory guidance issued by any Governmental Authority, and none of the Company, any of its Subsidiaries or, to the Knowledge of the Company, any other Person, is in breach of, or default under (or an event that, with notice or lapse of time or both, would become a default under) any material term of any Company Benefit Plan.

          (e)    Company Benefit Plan Legal Proceedings.    There are no material Legal Proceedings or other actions or claims pending or, to the Knowledge of the Company, threatened on behalf of or against any Company Benefit Plan, the assets of any trust pursuant to any Company Benefit Plan, or the plan sponsor, plan administrator or any fiduciary or any Company Benefit Plan with respect to the administration or operation of such plans, other than routine claims for benefits that have been or are being handled through an administrative claims procedure.

          (f)    No Prohibited Transactions.    None of the Company, any of its Subsidiaries or, to the Knowledge of the Company, any of their respective directors, officers, employees or agents has, with respect to any Company Benefit Plan, engaged in or been a party to any non-exempt "prohibited transaction" (as defined in Section 4975 of the Code or Section 406 of ERISA) that could reasonably be expected to result in the imposition of a material penalty assessed pursuant to Section 502(i) of ERISA or a Tax imposed by Section 4975 of the Code, in each case applicable to the Company, any of its Subsidiaries or any Company Benefit Plan, or for which the Company or any of its Subsidiaries has any indemnification obligation.

          (g)    No Welfare Benefit Plan.    No Company Benefit Plan that is a "welfare benefit plan" (as defined in Section 3(1) of ERISA) provides post-termination or retiree life insurance, health or other welfare benefits to any person, except as may be required by Section 4980B of the Code or any similar Law and where the premiums payable for such benefits are at the sole expense of the applicable participant.

          (h)    Acceleration.    Except as set forth in Section 3.18(h) of the Company Disclosure Letter, neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will, either alone or in combination with another event, (i) entitle any Service Provider to compensation or benefits; (ii) result in any payment becoming due, accelerate the time of payment or vesting, or increase the amount of compensation due to any Service Provider, or (iii) result in any forgiveness of indebtedness, trigger any funding obligation under any Company Benefit Plan or impose any additional restrictions or limitations on the Company's or any of its Subsidiaries' rights to amend or terminate any Company Benefit Plan.

          (i)    Section 280G.    No payment or benefit that has been or will be made or provided by the Company or any ERISA Affiliate will be characterized as a parachute payment within the meaning of Section 280G of the Code. No current or former Service Provider is entitled to any gross-up, make-whole, or other additional payment from the Company or any of its Subsidiaries with respect to any Tax or interest or penalty related thereto under Sections 4999 or 409A of the Code.

          (j)    Section 409A.    Each Company Benefit Plan is in all material respects in material compliance with Section 409A of the Code.

          (k)    International Employee Plans.    Each International Employee Plan has been established, maintained and administered in compliance in all material respects with its terms and conditions and with the requirements prescribed by any applicable Laws. No International Employee Plan has material unfunded liabilities that as of the Effective Time will not be fully accrued for in its financial statements or fully offset by insurance. Each International Employee Plan (i) that is required to be registered has been registered and has been maintained in all material respects in good standing, to the extent applicable, with the applicable Governmental Authority and (ii) that is intended to qualify for preferential Tax treatment has been determined to qualify for such Tax treatment.

        3.19    Labor Matters.

          (a)    Union Activities.    Neither the Company nor any of its Subsidiaries is a party to, or otherwise subject to, any collective bargaining agreement, Union contract or trade union agreement, and, to the Knowledge of the Company, no employee of the Company or any of its Subsidiaries is represented by a Union. To the Knowledge of the Company, there are no activities or proceedings of any Union (nor threats (in writing or otherwise) of such activities or proceedings) to organize any employees of the Company or any of its Subsidiaries with regard to their employment with the Company or any of its Subsidiaries, and there have been no such activities or proceedings for the past three years. No collective bargaining agreement, Union contract or trade union agreement is being negotiated by the Company or any of its Subsidiaries. There is no strike, lockout, picketing, slowdown, or work stoppage against the Company or any of its Subsidiaries pending or, to the Knowledge of the Company, threatened (in writing or otherwise) against the Company or any of its Subsidiaries, and there have been no such troubles for the past three years. No notice, consent or consultation obligations with respect to any employees of Company or any of its Subsidiaries, or any Union representing such employees, will be a condition precedent to, or triggered by, the execution of this Agreement or the consummation of the transactions contemplated hereby. To the Knowledge of the Company, no current executive, key employee or group of employees has given notice of termination of employment or otherwise disclosed plans to terminate employment with the Company or any of its Subsidiaries within the 12-month period following the date of this Agreement.

          (b)    Wage and Hour Compliance.    Except as would not have a Company Material Adverse Effect, the Company and its Subsidiaries have complied with, and are currently in compliance with, all applicable Laws and orders with respect to employment and employment practices (including applicable Laws, rules and regulations regarding wage and hour requirements, meals and rest breaks, classification and compensation of independent contractors and employees, immigration status, discrimination in employment, sex-based discrimination, sexual harassment or sexual misconduct, employee health and safety, and collective bargaining). No executive or key employee of the Company or any of its Subsidiaries has been the subject of any sexual harassment, sexual assault, sexual discrimination or other sexual misconduct allegations during his or her tenure at the Company.

        3.20    Permits.    Except as would not have a Company Material Adverse Effect, as of the date of this Agreement, the Company and its Subsidiaries hold, to the extent legally required, all Permits. As of the date of this Agreement, the Company and its Subsidiaries comply with the terms of all Permits, and no suspension or cancellation of any of the Permits is pending or, to the Knowledge of the

Company, threatened, except for such noncompliance, suspensions or cancellations that would not have a Company Material Adverse Effect.

        3.21    Compliance with Laws.

          (a)    General Compliance.    Except as would not have a Company Material Adverse Effect, the Company and each of its Subsidiaries is in compliance with all Laws that are applicable to the Company and its Subsidiaries or to the conduct of the business or operations of the Company and its Subsidiaries.

          (b)    Export Controls and Sanctions.    During the five years prior to the date of this Agreement the Company and each of its Subsidiaries, and each of their respective Representatives acting on behalf of or for the Company, have been in compliance with applicable United States export control Laws and trade, economic and financial sanctions Laws administered, enacted or enforced by any Governmental Authority with regulatory authority over the Company or any of its Subsidiaries from time to time.

          (c)    Anti-Bribery Laws.    During the five years prior to the date of this Agreement, the Company and each of its Subsidiaries, and each of their respective Affiliates, directors, officers, employees, and, to the Knowledge of the Company, its consultants, agents, representatives and advisors (acting on behalf of or for the benefit of the Company), (i) have not been party to any actual or threatened Legal Proceedings or outstanding enforcement actions relating to any breach or suspected breach of any anti-bribery and anti-corruption laws, regulations or ordinances applicable to the Company and its Subsidiaries and their respective operations from time to time; and (ii) have not, directly or indirectly, committed a material violation of the FCPA or offered, promised, provided, or authorized the provision of anything of value to any government officials to unlawfully obtain business, direct business to any person to influence official action or secure an improper advantage or otherwise in violation of the FCPA or any other applicable anti-bribery law.

          (d)    Exclusions.    No representation or warranty is made in this Section 3.21 with respect to (a) compliance with the Exchange Act, which is exclusively addressed by Section 3.9 and Section 3.10; (b) compliance with Environmental Law, which is exclusively addressed by Section 3.15; (c) compliance with Laws pertaining to privacy, data protection, data security and personally identifiable information, which is exclusively addressed by Section 3.16(k); (d) compliance with applicable Tax Laws, which is exclusively addressed by Section 3.17 (and, Section 3.18, to the extent related to Tax Laws); (e) compliance with ERISA and other applicable Laws relating to employee benefits matters, which is exclusively addressed by Section 3.18; or (f) compliance with employment or labor law matters, which is exclusively addressed by Section 3.19.

        3.22    Legal Proceedings; Orders.

          (a)    No Legal Proceedings.    There are no material Legal Proceedings pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries or, as of the date of this Agreement, against any present or former officer or director of the Company or any of its Subsidiaries in such individual's capacity as such.

          (b)    No Orders.    Neither the Company nor any of its Subsidiaries is subject to any material order of any kind or nature that would prevent or materially delay the consummation of the Merger or the ability of the Company to fully perform its covenants and obligations pursuant to this Agreement.

        3.23    Insurance.

          (a)    Policies and Programs.    As of the date of this Agreement, (i) the Company and its Subsidiaries have all material policies of insurance covering the Company and its Subsidiaries and any of their respective employees, properties or assets, including policies of life, property, fire, workers' compensation, products liability, directors' and officers' liability and other casualty and liability insurance, that is customarily carried by Persons conducting business similar to that of the Company and its Subsidiaries; and (ii) each of the insurance policies and all self-insurance programs and arrangements relating to the business, assets and operations of the Company and its Subsidiaries is in full force and effect.

          (b)    No Cancellation.    As of the date of this Agreement, except as would not have a Company Material Adverse Effect, since the Lookback Date, neither the Company nor any of its Subsidiaries have received any written notice regarding any cancellation or invalidation of any such insurance policy other than in connection with ordinary renewals.

        3.24    Related Person Transactions.    Except for compensation or other employment arrangements in the ordinary course of business, there are no Contracts, transactions, arrangements or understandings between the Company or any of its Subsidiaries, on the one hand, and any Affiliate (including any director or officer) thereof, but not including any wholly owned Subsidiary of the Company, on the other hand, that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC in the Company's Form 10-K or proxy statement pertaining to an annual meeting of stockholders.

        3.25    Brokers.    Except for the Company Financial Advisor, there is no financial advisor, investment banker, broker, finder, agent or other Person that has been retained by or is authorized to act on behalf of the Company or any of its Subsidiaries who is entitled to any financial advisor, investment banking, brokerage, finder's or other fee or commission in connection with the Merger.

        3.26    Exclusivity of Representations and Warranties.

          (a)    No Other Representations and Warranties.    The Company, on behalf of itself and its Subsidiaries, acknowledges and agrees that, except for the representations and warranties expressly set forth in Article IV and in the certificate delivered pursuant to Section 7.3(c):

              (i)  None of Parent, Merger Sub or any of their respective Subsidiaries (or any other Person) makes, or has made, any representation or warranty relating to Parent or Merger Sub, their Subsidiaries or any of their businesses, operations or otherwise in connection with this Agreement or the Merger;

             (ii)  no Person has been authorized by Parent or Merger Sub, any of their Subsidiaries or any of their respective Affiliates or Representatives to make any representation or warranty relating to Parent or Merger Sub, their respective Subsidiaries or any of their businesses or operations or otherwise in connection with this Agreement or the Merger, and if made, such representation or warranty must not be relied upon by the Company or any of its Affiliates or Representatives as having been authorized by Parent or Merger Sub, any of their respective Subsidiaries or any of their Affiliates or Representatives (or any other Person); and

            (iii)  the representations and warranties made by Parent or Merger Sub in this Agreement are in lieu of and are exclusive of all other representations and warranties, including any express or implied or as to merchantability or fitness for a particular purpose, and each of Parent and Merger Sub disclaims any other or implied representations or warranties, notwithstanding the delivery or disclosure to the Company or any of its Affiliates or Representatives of any documentation or other information (including any financial information, supplemental data or financial projections or other forward-looking statements).

          (b)    No Reliance.    The Company, on behalf of itself and its Subsidiaries, acknowledges and agrees that, except for the representations and warranties expressly set forth in Article IV and in the certificate delivered pursuant to Section 7.3(c), it is not acting (including, as applicable, by entering into this Agreement or consummating the Merger) in reliance on:

              (i)  any representation or warranty, express or implied;

             (ii)  any estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information provided or addressed to the Company or any of its Affiliates or Representatives, in connection with presentations by or discussions with Parent's management whether prior to or after the date of this Agreement or in any other forum or setting; or

            (iii)  the accuracy or completeness of any other representation, warranty, estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

        Parent and Merger Sub represent and warrant to the Company as follows:

        4.1    Organization; Good Standing.

          (a)    Parent.    Parent (i) is duly organized, validly existing and in good standing pursuant to the Laws of its jurisdiction of organization; and (ii) has the requisite power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets.

          (b)    Merger Sub.    Merger Sub (i) is a corporation duly organized, validly existing and in good standing pursuant to the DGCL; and (ii) has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets. Merger Sub has been formed solely for the purpose of engaging in the Merger and, prior to the Effective Time, Merger Sub will not have engaged in any other business activities and will have incurred no material liabilities or obligations other than as contemplated by this Agreement. Parent is the sole record and beneficial stockholder of Merger Sub.

          (c)    Organizational Documents.    Parent has made available to the Company true, correct and complete copies of the certificate of incorporation, bylaws and other similar organizational documents of Parent and Merger Sub, each as amended to date. Neither Parent nor Merger Sub is in violation of its certificate of incorporation, bylaws or other similar organizational document.

        4.2    Power; Enforceability.    Each of Parent and Merger Sub has the requisite power and authority to (a) execute and deliver this Agreement; (b) perform its covenants and obligations under this Agreement; and (c) consummate the Merger. The execution and delivery of this Agreement by each of Parent and Merger Sub, the performance by each of Parent and Merger Sub of its respective covenants and obligations under this Agreement and the consummation of the Merger each have been duly authorized by all necessary action on the part of each of Parent and Merger Sub and no additional actions on the part of Parent or Merger Sub are necessary to authorize (i) the execution and delivery of this Agreement by each of Parent and Merger Sub; (ii) the performance by each of Parent and Merger Sub of its respective covenants and obligations under this Agreement; or (iii) the consummation of the Merger. This Agreement has been duly executed and delivered by each of Parent and Merger Sub and, assuming the due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of each of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, except as such enforceability (A) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors' rights generally; and (B) is subject to general principles of equity.

        4.3    Non-Contravention.    The execution and delivery of this Agreement by each of Parent and Merger Sub, the performance by each of Parent and Merger Sub of their respective covenants and obligations under this Agreement, and the consummation of the Merger do not (a) violate or conflict with any provision of the certificate of incorporation, bylaws or other similar organizational documents of Parent or Merger Sub; (b) violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration pursuant to any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Parent or Merger Sub is a party or by which Parent, Merger Sub or any of their properties or assets may be bound; (c) assuming the consents, approvals and authorizations referred to in Section 4.4 have been obtained, violate or conflict with any Law applicable to Parent or Merger Sub or by which any of their properties or assets are bound; or (d) result in the creation of any lien (other than Permitted Liens) upon any of the properties or assets of Parent or Merger Sub, except in the case of each of clauses (b), (c) and (d) for such violations, conflicts, breaches, defaults, terminations, accelerations or liens that would not, individually or in the aggregate, have a Parent Material Adverse Effect.

        4.4    Requisite Governmental Approvals.    No Consent of any Governmental Authority is required on the part of Parent, Merger Sub or any of their Affiliates in connection with the (a) execution and delivery of this Agreement by each of Parent and Merger Sub; (b) performance by each of Parent and Merger Sub of their respective covenants and obligations pursuant to this Agreement; or (c) consummation of the Merger, except (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and such filings with Governmental Authorities to satisfy the applicable Laws of states in which the Company and its Subsidiaries are qualified to do business; (ii) such filings and approvals as may be required by any federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act; (iii) compliance with any applicable requirements of the HSR Act and any applicable foreign Antitrust Laws; and (iv) such other Consents the failure of which to obtain would not, individually or in the aggregate, have a Parent Material Adverse Effect.

        4.5    Legal Proceedings; Orders.

          (a)    No Legal Proceedings.    As of the date of this Agreement, there are no Legal Proceedings pending or, to the knowledge of Parent or any of its Affiliates, threatened against Parent or Merger Sub that would, individually or in the aggregate, have a Parent Material Adverse Effect.

          (b)    No Orders.    Neither Parent nor Merger Sub is subject to any order of any kind or nature that would have a Parent Material Adverse Effect.

        4.6    Ownership of Company Capital Stock.    None of Parent, Merger Sub or any of their respective directors, officers, general partners or Affiliates or, to the knowledge of Parent or any of its Affiliates, any employees of Parent, Merger Sub or any of their Affiliates (a) has owned any shares of Company Capital Stock; or (b) has been an "interested stockholder" (as defined in Section 203 of the DGCL) of the Company, in each case during the two years prior to the date of this Agreement.

        4.7    Brokers.    There is no financial advisor, investment banker, broker, finder, agent or other Person that has been retained by or is authorized to act on behalf of Parent, Merger Sub or any of their Affiliates who is entitled to any financial advisor, investment banking, brokerage, finder's or other fee or commission in connection with the Merger for which the Company or any of its Subsidiaries would be liable.

        4.8    No Parent Vote or Approval Required.    No vote or consent of the holders of any capital stock of, or other equity or voting interest in, Parent is necessary to approve this Agreement or the Merger.

        4.9    Guarantee.    Concurrently with the execution of this Agreement, Guarantor has delivered to the Company the duly executed Guarantee. The Guarantee is in full force and effect and constitutes a legal, valid and binding obligation of Guarantor, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar Laws affecting creditors' rights generally and by general principles of equity. No event has occurred that (with or without notice or lapse of time, or both) would, or would reasonably be expected to, constitute a default on the part of Guarantor pursuant to the Guarantee.

        4.10    Financing.

          (a)    Financing Letters.    As of the date of this Agreement, Parent has delivered to the Company true, correct and complete copies of (i) an executed commitment letter, dated as of the date of this Agreement, between Parent and Guarantor (the "Equity Commitment Letter") pursuant to which the equity commitment parties thereto have committed, subject to the terms and conditions thereof, to invest in Parent, directly or indirectly, the cash amounts set forth therein for the purpose of funding a portion of the aggregate value of the Merger (the "Equity Financing"); and (ii) executed commitment letter, dated as of the date of this Agreement, among Merger Sub and the lenders party thereto (the "Debt Commitment Letters" and, together with the Equity Commitment Letter, the "Financing Letters") pursuant to which the lenders party thereto have committed, subject to the terms and conditions thereof, to lend the amounts set forth therein for the purpose of funding a portion of the aggregate value of the Merger (the "Debt Financing" and, together with the Equity Financing, the "Financing"). Parent has also delivered to the Company a true, correct and complete copy of any fee letter (which may be delivered with the fee amounts, "flex" terms and other commercially sensitive information redacted in a customary manner so long as no redaction covers terms that would adversely affect the amount, conditionality, availability or termination of the Debt Financing) in connection with the Debt Commitment Letters (collectively, "Fee Letters"). The Equity Commitment Letter provides that (A) the Company is an express third party beneficiary thereof in connection with the Company's exercise of its rights under Section 9.10(b); and (B) subject in all respects to Section 9.10(b), Parent and Guarantor will not oppose the granting of an injunction, specific performance or other equitable relief in connection with the exercise by Company of such third party beneficiary rights.

          (b)    No Amendments.    As of the date of this Agreement, (i) the Financing Letters, the Fee Letters and the terms of the Financing have not been amended or modified prior to the date of this Agreement; (ii) no such amendment or modification is contemplated (except in connection with any amendments or modifications to effectuate any "flex" terms contained in the Fee Letters provided as of the date of this Agreement or to add additional arrangers, bookrunners, lenders or similar parties); and (iii) the respective commitments contained in the Financing Letters have not been withdrawn, terminated, repudiated or rescinded in any respect by Parent or Merger Sub or, to the knowledge of Parent and Merger Sub, any other party thereto, and no such withdrawal, termination, repudiation or rescission is contemplated by Parent or Merger Sub or, to the Knowledge of Parent and Merger Sub, any other party thereto. There are no other Contracts, agreements, side letters or arrangements to which Parent or Merger Sub is a party that could limit or impair the funding or investing, as applicable, of the full amount of the Financing, other than as expressly set forth in the Financing Letters and any Fee Letters.

          (c)    Sufficiency of Financing.    The aggregate amounts committed pursuant to the Financing Letters, along with the cash on hand at the Company at Closing, are sufficient (after netting out applicable fees, expenses, original issue discount and similar premiums and charges and after giving effect to the maximum amount of "flex" (including original issue discount "flex") provided under the Financing Letters and the Fee Letters) to (i) make all payments contemplated by this Agreement in connection with the Merger (including the payment of all amounts payable pursuant to Article II in connection with or as a result of the Merger); (ii) repay, prepay or discharge (after giving effect to the Merger) the principal of and interest on, and all other indebtedness outstanding pursuant to the Credit Agreement; and (iii) pay all fees and expenses required to be paid at the Closing by the Company, Parent, Merger Sub or any of their respective Affiliates (to the extent required to be paid on the Closing Date under this Agreement, the Fee Letters or the Financing Letters) in connection with the Merger and the Financing.

          (d)    Validity; No Contrary Expectation.    As of the date of this Agreement, the Financing Letters and the Fee Letters (each in the forms delivered by Parent to the Company) are in full force and effect and constitute the legal, valid and binding obligations of Parent, Merger Sub and, to the knowledge of Parent, the other parties thereto (including, with respect to the Equity Commitment Letter, Guarantor), as applicable, enforceable against Parent, Merger Sub and, to the knowledge of Parent, the other parties thereto, as applicable, in accordance with their terms, except, in each case, as enforcement may be limited by bankruptcy, insolvency, reorganization or similar Laws affecting creditors' rights generally and by general principles of equity. Other than as expressly set forth in the Financing Letters and the Fee Letters, there are no conditions precedent related to the funding of the full proceeds of the Financing (including any "flex" provisions) pursuant to any agreement relating to the Financing to which Guarantor, Parent, Merger Sub or any of their respective Affiliates is a party. As of the date of this Agreement, neither Parent nor, to the knowledge of Parent, any counterparty to the Financing Letters has committed any breach of any of its covenants or other obligations set forth in, or is in default under, any of the Financing Letters. As of the date of this Agreement, assuming the accuracy in all material respects of the representations and warranties in Article III, the satisfaction of the conditions set forth in Section 7.1 and Section 7.2 and the completion of the Marketing Period, to the knowledge of Parent, no event has occurred or circumstance exists that (with or without notice or lapse of time, or both) would, or would reasonably be expected to, (i) constitute or result in a breach or default on the part of any Person under any of the Financing Letters or the Fee Letters; (ii) constitute or result in a failure to satisfy any of the terms or conditions set forth in any of the Financing Letters or the Fee Letters; (iii) make any of the assumptions or any of the statements set forth in the Financing Letters inaccurate in any material respect; or (iv) otherwise result in any portion of the Financing not being available. As of the date of this Agreement, assuming the accuracy in all material respects of the representations and warranties in Article III, the satisfaction of the conditions set forth in Section 7.1 and Section 7.2 and the completion of the Marketing Period, Parent has no reason to believe (both before and after giving effect to any "flex" provisions in the Debt Commitment Letters or the Fee Letters) that (A) it will be unable to satisfy on a timely basis any term or condition of the Financing to be satisfied by it, whether or not such term or condition is contained in the Financing Letters or the Fee Letters; or (B) the full amounts committed pursuant to the Financing Letters will not be available as of the Closing if the terms or conditions contained in the Financing Letters to be satisfied by it are satisfied. As of the date of this Agreement, Parent and Merger Sub have fully paid, or caused to be fully paid, all commitment or other fees that are due and payable on or prior to the date of this Agreement pursuant to the terms of the Financing Letters and the Fee Letters.

          (e)    No Exclusive Arrangements.    As of the date of this Agreement, none of Guarantor, Parent, Merger Sub or any of their respective Affiliates has entered into any Contract, arrangement or understanding (i) awarding any agent, broker, investment banker or financial advisor any financial advisory role on an exclusive basis in connection with the Merger; or (ii) prohibiting or seeking to prohibit any bank, investment bank or other potential provider of debt financing from providing or seeking to provide debt financing or financial advisory services to any Person in connection with a transaction relating to the Company or any of its Subsidiaries in connection with the Merger.

        4.11    Absence of Stockholder and Management Arrangements.    As of the date of this Agreement, none of Parent, Merger Sub or any of their respective Affiliates is a party to any Contract, or has authorized, made or entered into, or committed or agreed to enter into, any formal or informal arrangements or other understandings (whether or not binding) with any stockholder, director, officer, employee or other Affiliate of the Company or any of its Subsidiaries (a) relating to (i) this Agreement or the Merger; or (ii) the Surviving Corporation or any of its Subsidiaries, businesses or operations (including as to continuing employment) from and after the Effective Time; or (b) pursuant to which any (i) holder of Company Common Stock would be entitled to receive consideration of a different amount or nature than the Per Share Price in respect of such holder's shares of Company Common Stock; (ii) holder of Company Common Stock has agreed to approve this Agreement or vote against any Superior Proposal; or (iii) Person other than Guarantor has agreed to provide, directly or indirectly, an equity investment to Parent, Merger Sub or the Company to finance any portion of the Merger.

        4.12    Interests in Competitors.    As of the date of this Agreement, none of Parent, Merger Sub or any of their respective Affiliates owns any interest in any Person that derives a substantial portion of its revenues from products, services or lines of business within the Company's principal products, services or lines of business.

        4.13    Non-Foreign Representations.

          (a)    Status of Parent.    Parent is not (i) a "foreign entity," as defined in the Defense Production Act of 1950, including all implementing regulations thereof (the "DPA"); or (ii) controlled by a "foreign person" (as defined in the DPA).

          (b)    No Foreign Control.    As a result of the Merger and the other transactions contemplated by this Agreement, no foreign person affiliated with Parent, whether affiliated as a limited partner or otherwise, will obtain through Parent any of the following: (i) "control" (as defined in the DPA) of the Company, including the power to determine, direct or decide any important matters for the Company; (ii) access to any "material nonpublic technical information" (as defined in the DPA) in the possession of the Company (which will not include financial information about the Company), including access to any information not already in the public domain that is necessary to design, fabricate, develop, test, produce, or manufacture the Company's products, including processes, techniques, or methods; (iii) membership or observer rights on the Company Board or the right to nominate an individual to a position on the Company Board; or (iv) any involvement (other than through voting of shares) in substantive decision making of the Company regarding the use, development, acquisition or release of any of the Company's "critical technologies" (as defined in the DPA).

        4.14    Exclusivity of Representations and Warranties.

          (a)    No Other Representations and Warranties.    Each of Parent and Merger Sub, on behalf of itself and its Subsidiaries, acknowledges and agrees that, except for the representations and warranties expressly set forth in Article III and in the certificate delivered pursuant to Section 7.2(c):

              (i)  neither the Company nor any of its Subsidiaries (or any other Person) makes, or has made, any representation or warranty relating to the Company, its Subsidiaries or any of their businesses, operations or otherwise in connection with this Agreement or the Merger;

             (ii)  no Person has been authorized by the Company, any of its Subsidiaries or any of its or their respective Affiliates or Representatives to make any representation or warranty relating to the Company, its Subsidiaries or any of their businesses or operations or otherwise in connection with this Agreement or the Merger, and if made, such representation or warranty must not be relied upon by Parent, Merger Sub or any of their respective Affiliates or Representatives as having been authorized by the Company, any of its Subsidiaries or any of its or their respective Affiliates or Representatives (or any other Person); and

            (iii)  the representations and warranties made by the Company in this Agreement and in the certificate delivered pursuant to Section 7.2(c) are in lieu of and are exclusive of all other representations and warranties, including any express or implied or as to merchantability or fitness for a particular purpose, and the Company disclaims any other or implied representations or warranties, notwithstanding the delivery or disclosure to Parent, Merger Sub or any of their respective Affiliates or Representatives of any documentation or other information (including any financial information, supplemental data or financial projections or other forward-looking statements).

          (b)    No Reliance.    Each of Parent and Merger Sub, on behalf of itself and its Subsidiaries, acknowledges and agrees that, except for the representations and warranties expressly set forth in Article III and in the certificate delivered pursuant to Section 7.2(c), it is not acting (including, as applicable, by entering into this Agreement or consummating the Merger) in reliance on:

              (i)  any representation or warranty, express or implied;

             (ii)  any estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information provided or addressed to Parent, Merger Sub or any of their respective Affiliates or Representatives, including (A) any materials or information made available in the virtual data room hosted by or on behalf of the Company in connection with the Merger; (B) in connection with presentations by or discussion with the Company's management (whether prior to or after the date of this Agreement); or (C) in any other forum or setting; or

            (iii)  the accuracy or completeness of any other representation, warranty, estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information.

ARTICLE V
INTERIM OPERATIONS OF THE COMPANY

        5.1    Affirmative Obligations.     Except (a) as expressly contemplated by this Agreement; (b) as set forth in Section 5.1 or Section 5.2 of the Company Disclosure Letter; (c) as contemplated by Section 5.2; or (d) as approved by Parent (which approval will not be unreasonably withheld, conditioned or delayed), during the Pre-Closing Period, the Company will, and will cause each of its Subsidiaries to, (i) use its respective reasonable best efforts to maintain its existence in good standing pursuant to applicable Law; (ii) subject to the restrictions and exceptions set forth in Section 5.2 or elsewhere in this Agreement, conduct its business and operations in the ordinary course of business; and (iii) use its respective reasonable best efforts to (a) preserve intact its material assets, properties, Contracts and business organizations; (b) keep available the services of its current officers and key employees; and (c) preserve the current relationships with material customers, suppliers, distributors, lessors, licensors, licensees, creditors, contractors and other Persons with whom the Company or any of its Subsidiaries has business relations, in each case solely to the extent that (A) the Company has not, as of the date of this Agreement, already notified such third Person of its intent to terminate those relationships and (B) provided notice thereof to Parent prior to the date of this Agreement.

        5.2    Forbearance Covenants.    Except (A) as set forth in Section 5.2 of the Company Disclosure Letter; (B) as approved by Parent (which approval will not be unreasonably withheld, conditioned or delayed); or (C) as expressly contemplated by the terms of this Agreement, during the Pre-Closing Period, the Company will not, and will not permit any of its Subsidiaries, to:

          (a)   amend or otherwise change the Charter, the Bylaws or any similar organizational document;

          (b)   propose or adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;

          (c)   issue, grant, sell, or deliver, or agree or commit to issue, grant, sell or deliver, any Company Securities (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise), except (i) for the issuance, delivery or sale of shares of Company Common Stock pursuant to Company Stock-Based Awards or Company Options outstanding as of the Capitalization Date or pursuant to the ESPP, in each case, in accordance with their terms in effect on the date of this Agreement; or (ii) issuances of new hire Company Options or Company Stock-Based Awards covering up to 100,000 shares of Company Common Stock in the aggregate that are required under agreements in effect on the date of this Agreement (including any offer letters or similar agreements entered into or extended as of the date of this agreement), provided that the detail of such issuances have been made available to Parent and such issuances are evidenced by a form of award agreement that is consistent with those used for other Service Providers;

          (d)   directly or indirectly acquire, repurchase or redeem any securities, except for (i) with respect to Company Securities pursuant to the terms and conditions of Company Stock-Based Awards or Company Options outstanding as of the date of this Agreement in accordance with their terms as in effect on the date of this Agreement in order to satisfy Tax obligations with respect to awards granted pursuant to Company Stock Plans or pay the exercise price of Company Options; or (ii) transactions between the Company and any of its direct or indirect Subsidiaries;

          (e)   (i) acquire (by merger, consolidation or acquisition of stock or assets) any other Person or any material equity interest therein or enter into any joint venture, partnership, limited liability corporation or similar arrangement with any third Person; or (ii) dispose of (by merger, consolidation, disposition of assets, lease or otherwise), directly or indirectly, any material assets, properties, interests or businesses, other than in the ordinary course of business and as otherwise permitted under this Section 5.2;

          (f)    acquire, or agree to acquire, fee ownership (or its jurisdictional equivalent) of any real property;

          (g)   (i) adjust, split, subdivide, combine or reclassify any shares of capital stock, or issue or authorize or propose the issuance of any other Company Securities in respect of, in lieu of or in substitution for, shares of its capital stock or other equity or voting interest; (ii) declare, set aside, establish a record date for, authorize or pay any dividend or other distribution (whether in cash, shares or property or any combination thereof) in respect of any shares of capital stock or other equity or voting interest, or make any other actual, constructive or deemed distribution in respect of the shares of capital stock or other equity or voting interest, except for cash dividends made by any direct or indirect wholly owned Subsidiary of the Company to the Company or one of its other wholly owned Subsidiaries; (iii) pledge or encumber any shares of its capital stock or other equity or voting interest; or (iv) modify the terms of any shares of its capital stock or other equity or voting interest;

          (h)   (i) incur, assume, suffer or modify the terms of any Indebtedness or issue any debt securities, except (A) short-term debt incurred to fund operations of the business in the ordinary course of business consistent with past practice; (B) for loans or advances between Subsidiaries of the Company or between the Company and Subsidiaries; and (C) revolving Indebtedness incurred pursuant to the Credit Agreement to fund operations of the business in the ordinary course of business consistent with past practice; (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person, except with respect to obligations of wholly owned Subsidiaries of the Company; (iii) make any loans, advances or capital contributions to, or investments in, any other Person, except for

  (A) extensions of credit to customers in the ordinary course of business; (B) advances to directors, officers and other employees for travel and other business-related expenses, in each case in the ordinary course of business and in compliance in all material respects with the Company's policies related thereto; and (C) for loans or advances solely between wholly owned Subsidiaries of the Company or between the Company and its wholly owned Subsidiaries and capital contributions in wholly owned Subsidiaries of the Company; or (iv) mortgage, pledge or otherwise encumber any assets, tangible or intangible, or create or suffer to exist any lien thereon (other than Permitted Liens);

          (i)    except (i) in order to comply with applicable Law, (ii) as required pursuant to the terms of any Company Benefit Plan in effect on the date of this Agreement and made available to Parent, (iii) as required by this Agreement or (iv) pursuant to the proposed budget for 2020 annual base cash compensation increases, 2019 bonus payouts and new hires set forth in Section 5.2(i) of the Company Disclosure Letter, (A) establish, adopt, enter into, terminate or amend, or take any action to accelerate the vesting, payment or funding of any compensation, or benefits under, any Company Benefit Plan, including with respect to any Company Stock-Based Award or Company Option, except as permitted by clauses (B) through (D) below; (B) grant to any Service Provider whose annual base cash compensation exceeds $250,000 any increase in cash compensation, bonus or fringe or other benefits (or, in the case of any such person whose annual base cash compensation does not exceed $250,000, grant any such increase unless done in the ordinary course of business and consistent with past practice); (C) grant to any Service Provider or, increase the amount of any bonus, incentive, change in control, retention, severance, termination pay or similar payments; (D) enter into any employment, consulting, change in control, retention, severance, termination or similar agreement with any Service Provider (other than offer letters or consulting agreements entered into with newly-hired non-officer employees or consultants in the ordinary course of business and consistent with past practice that do not include change in control, equity-based, retention, severance, notice or similar payments or obligations); (E) hire, engage or terminate the employment or engagement of any Service Provider, other than any non-officer or employee of the Company or any of its Subsidiaries with an annual base cash compensation of less than $250,000 in the ordinary course of business and other than terminations for cause; or (F) communicate with the employees of the Company or any of its Subsidiaries with respect to the compensation, benefits or other treatment they will receive following the Effective Time, unless such communication is approved by Parent in advance of such communication;

          (j)    negotiate, enter into, amend or extend any Contract with a Union;

          (k)   settle, release, waive or compromise any pending or threatened material Legal Proceeding, except for the settlement of any Legal Proceedings that is (i) reflected or reserved against in the Audited Company Balance Sheet; or (ii) settled in compliance with Section 6.15;

          (l)    except as required by applicable Law or GAAP, (i) other than in the ordinary course of business, revalue in any material respect any of its properties or assets, including writing-off notes or accounts receivable; or (ii) make any change in any of its accounting principles or practices;

          (m)  (i) make, change or revoke any material Tax election; (ii) settle or compromise any material Tax dispute, audit, investigation, proceeding, claim or assessment; (iii) consent to any extension or waiver of any limitation period with respect to any material Tax claim or assessment; (iv) surrender any material Tax refund or right thereto; (v) elect or change materially any method of accounting for Tax purposes or Tax accounting period; (vi) amend any material Tax Return; (vii) file any material Tax Return in a manner inconsistent with past practice; (viii) enter into any contractual obligation in respect of material Taxes with any Governmental Authority; or (ix) consent to any extension or waiver of the limitation period with applicable to any material Tax claim or assessment relating to the Company or any of its Subsidiaries (other than pursuant to an extension of time to file);

          (n)   (i) incur, authorize or commit to incur any capital expenditures in excess of $5,000,000 in the aggregate; (ii) enter into, modify, amend, extend, fail to perform the terms of or terminate any Contract that if so entered into, modified, amended, extended, failed to be performed or terminated would have a Company Material Adverse Effect; (iii) maintain insurance at less than current levels or otherwise in a manner inconsistent with past practice; (iv) engage in any transaction with, or enter into any agreement, arrangement or understanding with, any Affiliate of the Company or other Person covered by Item 404 of Regulation S-K promulgated by the SEC that would be required to be disclosed pursuant to Item 404; (v) effectuate a "plant closing," "mass layoff" (each as defined in the United States Worker Adjustment and Retraining Notification Act) or other employee layoff event affecting in whole or in part any site of employment, facility, operating unit or employee; (vi) grant any material refunds, credits, rebates or other allowances to any end user, customer, reseller or distributor, in each case other than in the ordinary course of business; or (vii) waive, release, grant, encumber or transfer any right of material value other than in the ordinary course of business;

          (o)   enter into any collective bargaining agreement or agreement to form a work council or other agreement with any labor organization or works council (except to the extent required by applicable Law);

          (p)   adopt or implement any stockholder rights plan or similar arrangement, in each case, applicable to the Merger or any other transaction to be consummated pursuant to Parent's rights under Section 5.3(e)(i)(2) or Section 5.3(e)(ii)(3); or

          (q)   enter into, authorize any of, or agree or commit to enter into a Contract to take any of the actions prohibited by this Section 5.2.

        5.3    Solicitation of Acquisition Proposals.

          (a)    Go-Shop Period.    Notwithstanding anything to the contrary set forth in this Agreement, during the period commencing with the execution and delivery of this Agreement and continuing until 12:01 a.m. on March 8, 2020 (the "No-Shop Period Start Date"), the Company, its Subsidiaries and their respective Representatives will have the right, acting pursuant to the direction of the Company Board (or a committee thereof), to, directly or indirectly, (i) initiate, solicit, propose, induce or encourage the making, submission or announcement of one or more Acquisition Proposals from any Person or its Representatives, or knowingly encourage, facilitate or assist, any proposal, inquiry or offer that would constitute, or would reasonably be expected to lead to, an Acquisition Proposal, including by furnishing to any Person or its Representatives any non-public information relating to the Company or any of its Subsidiaries or by affording to any Person or its Representatives access to the business, properties, assets, books, records or other non-public information, or to the personnel, of the Company or any of its Subsidiaries, in each case pursuant to one or more Acceptable Confidentiality Agreements; (ii) continue, enter into, participate in or engage in any discussions or negotiations with any Person or its Representatives with respect to one or more Acquisition Proposals or any other proposals that could lead to an Acquisition Proposal; and (iii) otherwise cooperate with, assist or take any action to facilitate any Acquisition Proposal or any other proposals that could lead to any Acquisition Proposal. The Company will promptly (and in any event within 24 hours) make available to Parent or its Representatives any non-public information concerning the Company and its Subsidiaries that is provided to any Person or its Representatives pursuant to this Section 5.3(a) that was not previously made available to Parent.

          (b)    No Solicitation or Negotiation after No-Shop Period Start Date.    Subject to Section 5.3(c), on the No-Shop Period Start Date, the Company will (A) cease and cause to be terminated any discussions or negotiations with, and terminate any data room access (or other access to diligence) of, any Person and its Representatives (other than any Excluded Party and its Representatives) that would otherwise be prohibited by this Section 5.3(b); (B) deliver a written notice to each Person (other than any Excluded Party and its Representatives) with whom discussions and negotiations are continuing as of the No-Shop Period Start Date to the effect that the Company is ending all discussions and negotiations with such Person with respect to any Acquisition Proposal effective on and from the No-Shop Period Start Date; and (C) unless the Company has already so requested, request that each Person (other than Parent and its Representatives and any Excluded Party and its Representatives) that has executed a confidentiality agreement in connection with its consideration of an Acquisition Transaction promptly return or destroy, in accordance with the terms of such confidentiality agreement, all non-public information furnished to such Person by or on behalf of the Company or its Subsidiaries prior to the date of this Agreement. Subject to Section 5.3(c), during the period commencing with the No-Shop Period Start Date and continuing during the remainder of the Pre-Closing Period, the Company will not, and will cause its Subsidiaries and their respective directors and executive officers not to, and the Company will not authorize or permit any of its or its Subsidiaries' employees, consultants or other Representatives to, directly or indirectly, (i) solicit, initiate, propose or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any proposal or inquiry that constitutes, or is reasonably expected to lead to, an Acquisition Proposal; (ii) furnish to any Person (other than Parent, Merger Sub or any of their respective designees) any non-public information relating to the Company or any of its Subsidiaries or afford to any Person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or any of its Subsidiaries (other than Parent, Merger Sub or any of their respective designees), in any such case in connection with any Acquisition Proposal or with the intent to induce the making, submission or announcement of, or to knowingly encourage, facilitate or assist, any proposal or inquiry that constitutes, or is reasonably expected to lead to, an Acquisition Proposal or the making of any proposal that would reasonably be expected to lead to an Acquisition Proposal; (iii) participate, or engage in discussions or negotiations, with any Person with respect to an Acquisition Proposal or with respect to any proposals or inquiries from third Persons relating to the making of an Acquisition Proposal (other than only informing such Persons of the provisions contained in this Section 5.3); (iv) approve, endorse or recommend any proposal that constitutes, or is reasonably expected to lead to, an Acquisition Proposal; (v) enter into any letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Transaction, other than an Acceptable Confidentiality Agreement (any such letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Transaction, an "Alternative Acquisition Agreement"); or (vi) authorize or commit to do any of the foregoing. During the Pre-Closing Period, the Company will not be required to enforce, and will be permitted to waive, any provision of any standstill or confidentiality agreement to the extent that such provision prohibits or purports to prohibit a confidential proposal being made to the Company Board (or any committee thereof).

          (c)    Conduct Following the No-Shop Period Start Date.    Notwithstanding anything to contrary in this Section 5.3, from the No-Shop Period Start Date until the Company's receipt of the Requisite Stockholder Approval, the Company and the Company Board (or a committee thereof) may, directly or indirectly through one or more of their Representatives (including the Company Financial Advisor), following the execution of an Acceptable Confidentiality Agreement, (i) participate or engage in discussions or negotiations with; (ii) furnish any non-public information relating to the Company or any of its Subsidiaries to; (iii) afford access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or any of its Subsidiaries to; or (iv) otherwise facilitate the making of a Superior Proposal by, in each case, (A) any Excluded Party or its Representatives or (B) any Person or its Representatives that has made, renewed or delivered to the Company a written Acquisition Proposal after the No-Shop Period Start Date that was not solicited in breach of Section 5.3(b), but only if the Company Board (or a committee thereof) has determined in good faith (after consultation with its financial advisor and outside legal counsel) that (1) such Acquisition Proposal either constitutes a Superior Proposal or is reasonably likely to lead to a Superior Proposal and (2) the failure to take the actions contemplated by this Section 5.3(c) would result in a breach of its fiduciary duties pursuant to applicable Law. In connection with the foregoing, the Company will promptly (and, in any event, within 24 hours) make available to Parent any non-public information concerning the Company and its Subsidiaries that is provided to any such Excluded Party or its Representatives or such Person or its Representatives that was not previously made available to Parent. For the avoidance of doubt, notwithstanding the occurrence of the No-Shop Period Start Date, the Company may continue to engage in the activities described in Section 5.3(a) with respect to any Excluded Party, including with respect to any amended proposal or offer submitted by an Excluded Party following the No-Shop Period Start Date, and the restrictions in Section 5.3(b) will not apply with respect thereto.

          (d)    No Change in Company Board Recommendation or Entry into an Alternative Acquisition Agreement.    Except as provided by Section 5.3(e), at no time after the date of this Agreement may the Company Board (or a committee thereof):

              (i)  (A) withhold, withdraw, amend, qualify or modify, or publicly propose to withhold, withdraw, amend, qualify or modify, the Company Board Recommendation in a manner adverse to Parent; (B) adopt, approve, endorse, recommend or otherwise declare advisable an Acquisition Proposal; (C) fail to publicly reaffirm the Company Board Recommendation within 10 Business Days after Parent so requests in writing (or, if the Company Stockholder Meeting is scheduled to be held within 10 Business Days, then within one Business Day after Parent so requests in writing); (D) take or fail to take any formal action or make or fail to make any recommendation or public statement in connection with a tender or exchange offer, other than a recommendation against such offer or a "stop, look and listen" communication by the Company Board (or a committee thereof) to the Company Stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication) (it being understood that the Company Board (or a committee thereof) may refrain from issuing a recommendation against such tender or exchange offer until 5:30 p.m., Eastern time, on the 10th Business Day after the commencement of a tender or exchange offer in connection with such Acquisition Proposal without such action being considered a violation of this Section 5.3); or (E) fail to include the Company Board Recommendation in the Proxy Statement (any action described in clauses (A) through (E), a "Company Board Recommendation Change"), it being understood that none of (1) the determination in itself by the Company Board (or a committee thereof) that an Acquisition Proposal constitutes, or is reasonably likely to lead to, a Superior Proposal or (2) the delivery in itself by the Company to Parent of any notice contemplated by Section 5.3(e) will constitute a Company Board Recommendation Change or violate this Section 5.3; or

             (ii)  cause or permit the Company or any of its Subsidiaries to enter into an Alternative Acquisition Agreement.

          (e)    Company Board Recommendation Change; Entry into Alternative Acquisition Agreement.    Notwithstanding anything to the contrary set forth in this Agreement, at any time prior to obtaining the Requisite Stockholder Approval:

              (i)  other than in connection with a written Acquisition Proposal that constitutes a Superior Proposal, the Company Board (or a committee thereof) may effect a Company Board Recommendation Change in response to an Intervening Event if the Company Board (or a committee thereof) determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to do so would result in a breach of its fiduciary duties pursuant to applicable Law if and only if:

              (1)   the Company has provided prior written notice to Parent at least five Business Days in advance to the effect that the Company Board (or a committee thereof) has (A) so determined; and (B) resolved to effect a Company Board Recommendation Change pursuant to this Section 5.3(e)(i), which notice will describe the Intervening Event in reasonable detail; and

              (2)   prior to effecting such Company Board Recommendation Change, the Company and its Representatives, until 5:00 p.m. at the end of such five Business Day period, have (A) negotiated with Parent and its Representatives in good faith (to the extent that Parent requests to negotiate) to make such adjustments to the terms and conditions of this Agreement so that the Company Board (or a committee thereof) no longer determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to make a Company Board Recommendation Change in response to such Intervening Event would result in a breach of its fiduciary duties pursuant to applicable Law; and (B) permitted Parent and its Representatives to make a presentation to the Company Board regarding this Agreement and any adjustments with respect thereto (to the extent that Parent requests to make such a presentation); or

             (ii)  if the Company has received a written Acquisition Proposal that the Company Board (or a committee thereof) has concluded in good faith (after consultation with its financial advisor and outside legal counsel) is a Superior Proposal, then the Company Board may (A) effect a Company Board Recommendation Change with respect to such Superior Proposal; or (B) authorize the Company to terminate this Agreement pursuant to Section 8.1(h) to enter into an Alternative Acquisition Agreement with respect to such Superior Proposal, in each case if and only if:

              (1)   the Company Board (or a committee thereof) determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to do so would result in a breach of its fiduciary duties pursuant to applicable Law;

              (2)   the Company and each of its Representatives has complied in all material respects with its obligations pursuant to this Section 5.3 with respect to such Acquisition Proposal;

              (3)   (i) the Company has provided prior written notice to Parent at least five Business Days in advance (the "Notice Period") to the effect that the Company Board (or a committee thereof) has (A) received a written Acquisition Proposal that has not been withdrawn; (B) concluded in good faith (after consultation with its financial advisor and outside legal counsel) that such Acquisition Proposal constitutes a Superior Proposal; and (C) resolved to effect a Company Board Recommendation Change or to terminate this Agreement pursuant to this Section 5.3(e)(ii) absent any revision to the terms and conditions of this Agreement, which notice will describe the basis for such Company Board Recommendation Change or termination, including the identity of the Person or Group making such Acquisition Proposal, the price and other material terms of such Acquisition Proposal and include copies of all relevant documents relating to such Acquisition Proposal and (ii) prior to effecting such Company Board Recommendation Change or termination, the Company and its Representatives, until 5:00 p.m. on the last day of the Notice Period, have (1) negotiated with Parent and its Representatives in good faith (to the extent that Parent desires to negotiate) to make such adjustments to the terms and conditions of this Agreement so that such Acquisition Proposal would cease to constitute a Superior Proposal; and (2) permitted Parent and its Representatives to make a presentation to the Company Board regarding this Agreement and any adjustments with respect thereto (to the extent that Parent requests to make such a presentation), it being understood that (a) in the event of any material revision, amendment, update or supplement to such Acquisition Proposal, the Company will be required to deliver a new written notice to Parent and to comply with the requirements of this Section 5.3(e)(ii)(3) with respect to such new written notice (with the "Notice Period" in respect of such new written notice being four Business Days); and (b) at the end of the Notice Period, the Company Board (or a committee thereof) must have in good faith (after consultation with its financial advisor and outside legal counsel) reaffirmed its determination that such Acquisition Proposal is a Superior Proposal; and

              (4)   in the event of any termination of this Agreement in order to cause or permit the Company or any of its Subsidiaries to enter into an Alternative Acquisition Agreement with respect to such Acquisition Proposal, the Company will have validly terminated this Agreement in accordance with Section 8.1(h), including paying the Company Termination Fee in accordance with Section 8.3(b)(iii).

          (f)    Notice to Parent.    On and after the No-Shop Period Start Date, the Company will promptly (and, in any event, within 24 hours from the receipt thereof) notify Parent in writing if any Acquisition Proposal, or inquiry from any Person or Group related to making a potential Acquisition Proposal, is, to the Knowledge of the Company (which, for this purpose, will be deemed to include each Specified Person and will not be deemed to be only as of the date of this Agreement), received by, any non-public information is requested from, or any discussions or negotiations are sought to be initiated or continued with, the Company or any of its Representatives. Such notice must include (A) the identity of the Person or Group making such proposal, inquiry, request or offer; and (B) a summary of the material terms and conditions of such proposal, inquiry, request or offer and, if in writing, a copy thereof and of all documents or agreements including such proposal. Thereafter, the Company must keep Parent reasonably informed, on a prompt basis, of the status and terms of any such offers or proposals (including any updates or amendments thereto) and the status of any such discussions or negotiations.

          (g)    Permitted Disclosures.    So long as the Company Board (or a committee thereof) expressly reaffirms the Company Board Recommendation in such disclosure (other than in a customary "stop, look and listen" communication to the Company Stockholders pursuant to Rule 14d-9 promulgated under the Exchange Act):

              (i)  nothing in this Agreement will prohibit the Company or the Company Board (or a committee thereof) from (A) taking and disclosing to the Company Stockholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or complying with Rule 14d-9 promulgated under the Exchange Act, including making a "stop, look and listen" communication by the Company Board (or a committee thereof) to the Company Stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication); (B) complying with Item 1012(a) of Regulation M-A promulgated under the Exchange Act; or (C) informing any Person of the existence of the provisions contained in this Section 5.3; or (D) making any disclosure to the Company Stockholders (including regarding the business, financial condition or results of operations of the Company and its Subsidiaries) that the Company Board (or a committee thereof), after consultation with its outside legal counsel, has determined in good faith is required by applicable Law; and

             (ii)  it is understood and agreed that, for purposes of this Agreement, a factually accurate public statement by the Company or the Company Board (or a committee thereof) that (A) describes the Company's receipt of an Acquisition Proposal; (B) identifies the Person or Group making such Acquisition Proposal; (C) provides the material terms of such Acquisition Proposal; or (D) describes the operation of this Agreement with respect thereto will not, in any case, be deemed to be (1) a withholding, withdrawal, amendment, qualification or modification, or proposal by the Company Board (or a committee thereof) to withhold, withdraw, amend, qualify or modify, the Company Board Recommendation; (2) an adoption, approval or recommendation with respect to such Acquisition Proposal; or (3) a Company Board Recommendation Change.

          (h)    Breach by Representatives.    The Company agrees that (i) any action taken by a Representative of the Company (other than a Specified Person) that is authorized or directed by the Company or any Specified Person, or that a Specified Person is made aware of and does not take prompt action to cease, and that, if taken by the Company, would constitute a material breach of this Section 5.3, will be deemed to constitute a material breach by the Company of this Section 5.3; and (ii) any action taken by a Specified Person that, if taken by the Company, would constitute a material breach of this Section 5.3 will be deemed to constitute a material breach by the Company of this Section 5.3.

        5.4    No Control of the Other Party's Business.     The Parties acknowledge and agree that the restrictions set forth in this Agreement are not intended to give Parent or Merger Sub, on the one hand, or the Company, on the other hand, directly or indirectly, the right to control or direct the business or operations of the other at any time prior to the Effective Time. Prior to the Effective Time, each of Parent and the Company will exercise, consistent with the terms, conditions and restrictions of this Agreement, complete control and supervision over their respective businesses and operations.

ARTICLE VI
ADDITIONAL COVENANTS

        6.1    Efforts; Required Action and Forbearance.

          (a)    Reasonable Best Efforts.    Upon the terms and subject to the conditions set forth in this Agreement, Parent and Merger Sub, on the one hand, and the Company, on the other hand, will use their respective reasonable best efforts to (A) take (or cause to be taken) all actions; (B) do (or cause to be done) all things; and (C) assist and cooperate with the other Parties in doing (or causing to be done) all things, in each case as are necessary, proper or advisable pursuant to applicable Law or otherwise to consummate and make effective, in the most expeditious manner practicable, the Merger, including by using reasonable best efforts to:

              (i)  cause the conditions to the Merger set forth in Article VII to be satisfied;

             (ii)  (1) obtain all consents, waivers, approvals, orders and authorizations from Governmental Authorities; and (2) make all registrations, declarations and filings with Governmental Authorities, in each case that are necessary or advisable to consummate the Merger;

            (iii)  (1) obtain all consents, waivers and approvals and (2) deliver all notifications, in each case pursuant to any Material Contracts in connection with this Agreement and the consummation of the Merger so as to maintain and preserve the benefits to the Surviving Corporation of such Material Contracts as of and following the consummation of the Merger; and

            (iv)  execute and deliver any Contracts and other instruments that are reasonably necessary to consummate the Merger.

          (b)    No Failure to Take Necessary Action.    In addition to the foregoing, subject to the terms and conditions of this Agreement, neither Parent or Merger Sub, on the one hand, nor the Company, on the other hand, will take any action (or fail to take any action) that is intended to or has (or would reasonably be expected to have) the effect of preventing, impairing, delaying or otherwise adversely affecting the (i) consummation of the Merger; or (ii) ability of such Party to fully perform its obligations pursuant to this Agreement. For the avoidance of doubt, no action by the Company taken in compliance with Section 5.3 will be considered a violation of this Section 6.1.

          (c)    No Consent Fee.    Notwithstanding anything to the contrary set forth in this Section 6.1 or elsewhere in this Agreement, neither the Company nor any of its Subsidiaries will be required to agree to the payment of a consent fee, "profit sharing" payment or other consideration (including increased or accelerated payments), or the provision of additional security (including a guaranty), in connection with the Merger, including in connection with obtaining any consent pursuant to any Material Contract.

        6.2    Antitrust Filings.

          (a)    Filings Under the HSR Act and Other Applicable Antitrust Laws.    Each of Parent and Merger Sub (and their respective Affiliates, if applicable), on the one hand, and the Company (and its Affiliates, if applicable), on the other hand, will use their respective reasonable best efforts to promptly file (i) within five Business Days following the date of this Agreement, a Notification and Report Form relating to this Agreement and the Merger as required by the HSR Act with the FTC and the Antitrust Division of the DOJ; and (ii) comparable pre-merger or post-merger notification filings, forms and submissions with any Governmental Authority pursuant to other applicable Antitrust Laws in connection with the Merger. Each of Parent and the Company will (A) cooperate and coordinate (and cause its respective Representatives to cooperate and coordinate) with the other in the making of such filings; (B) use its respective reasonable best efforts to supply the other (or cause the other to be supplied) any information that may be required in order to make such filings; (C) use its respective reasonable best efforts to supply (or cause the other to be supplied) with any additional information that reasonably may be required or requested by the FTC, the DOJ or the Governmental Authorities of any other applicable jurisdiction in which any such filing is made; and (D) use its respective reasonable best efforts to take all action necessary to, as soon as practicable, (1) cause the expiration or termination of the applicable waiting periods pursuant to the HSR Act and any other Antitrust Laws applicable to the Merger; and (2) obtain any required consents pursuant to any Antitrust Laws applicable to the Merger. If any Party receives a request for additional information or documentary material from any Governmental Authority with respect to the Merger pursuant to the HSR Act or any other Antitrust Laws applicable to the Merger, then such Party will make (or cause to be made), as soon as reasonably practicable and after consultation with the other Parties, an appropriate response in compliance with such request.

          (b)    Divestitures.    In furtherance and not in limitation of the foregoing, if and to the extent necessary to obtain clearance of the Merger pursuant to the HSR Act and any other Antitrust Laws applicable to the Merger, each of Parent and Merger Sub (and their respective Affiliates, if applicable) will (i) offer, negotiate, commit to and effect, by consent decree, hold separate order or otherwise, (A) the sale, divestiture, license or other disposition of any and all of the capital stock or other equity or voting interests, assets (whether tangible or intangible), rights, products or businesses of Parent and Merger Sub (and their respective Affiliates, if applicable), on the one hand, and the Company and its Subsidiaries, on the other hand; and (B) any other restrictions on the activities of Parent and Merger Sub (and their respective Affiliates, if applicable), on the one hand, and the Company and its Subsidiaries, on the other hand; and (ii) contest, defend and appeal any Legal Proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the Merger.

          (c)    Cooperation.    In furtherance and not in limitation of the foregoing, the Company, Parent and Merger Sub will (and will cause their respective Subsidiaries to), subject to any restrictions under applicable Law, (i) promptly notify the other Parties of (and, if in writing, furnish them with copies of (or, in the case of oral communications, advise them of the contents of)) any material communication received by such Person from a Governmental Authority in connection with the Merger and permit the other Parties to review and discuss in advance (and to consider in good faith any comments made by the other Parties in relation to) any proposed draft notifications, formal notifications, filings, submissions or other written communications (and any analyses, memoranda, white papers, presentations, correspondence or other documents submitted therewith) made in connection with the Merger to a Governmental Authority; (ii) keep the other Parties reasonably informed with respect to the status of any such submissions and filings to any Governmental Authority in connection with the Merger and any developments, meetings or discussions with any Governmental Authority in respect thereof, including with respect to (A) the receipt of any non-action, action, clearance, consent, approval or waiver; (B) the expiration of any waiting period; (C) the commencement or proposed or threatened commencement of any investigation, litigation or administrative or judicial action or proceeding under applicable Law; and (D) the nature and status of any objections raised or proposed or threatened to be raised by any Governmental Authority with respect to the Merger; and (iii) not independently participate in any meeting, hearing, proceeding or discussions with or before any Governmental Authority in respect of the Merger without giving the other Parties reasonable prior notice of such meeting, hearing, proceeding or discussion, and, unless prohibited by such Governmental Authority, the opportunity to attend or participate. However, each of the Company, Parent and Merger Sub may designate any non-public information provided to any Governmental Authority as restricted to "outside counsel" only and any such information will not be shared with the Representatives of the other Party without approval of the Party providing the non-public information. Each of the Company, Parent and Merger Sub may redact any valuation and related information before sharing any information provided to any Governmental Authority with another Party on an "outside counsel" only basis.

        6.3    Proxy Statement and Other Required SEC Filings.

          (a)    Preparation.    Promptly after the execution of this Agreement, the Company will prepare (with Parent's reasonable cooperation) and file with the SEC a preliminary proxy statement to be sent to the Company Stockholders in connection with the Company Stockholder Meeting (the proxy statement, including any amendments or supplements, the "Proxy Statement"), and will use reasonable best efforts to make such filing within 20 days of the date of this Agreement. The Company will not file the Proxy Statement with the SEC without first providing Parent and its counsel a reasonable opportunity to review and comment thereon, and the Company will give good faith consideration to all reasonable additions, deletions or changes suggested by Parent or its counsel. Subject to Section 5.3 and unless there has been a Company Board Recommendation Change, the Company will (i) include the Company Board Recommendation in the Proxy Statement; and (ii) use its reasonable best efforts to solicit proxies to obtain the Requisite Stockholder Approval. Promptly following the later of the (A) filing of the Proxy Statement with the SEC and confirmation by the SEC that it will not review or has completed its review of the Proxy Statement, (B) expiration of the 10-day waiting period contemplated by Rule 14a-6(a) promulgated under the Exchange Act, or (C) the No-Shop Period Start Date, the Company will cause the Proxy Statement in definitive form to be mailed to the Company Stockholders.

          (b)    Mutual Assistance.    Each of the Company, Parent and Merger Sub will furnish all information concerning such Person and its Affiliates to the other, and provide such other assistance, as may be reasonably requested by such other Party to be included therein and will otherwise reasonably assist and cooperate with the other in the preparation, filing and distribution of the Proxy Statement and the resolution of any comments to either received from the SEC.

          (c)    SEC Correspondence.    The Parties will notify each other as promptly as practicable of the receipt of any comments, whether written or oral, from the SEC and of any request by the SEC for amendments or supplements to the Proxy Statement, any Other Required Company Filing or any Other Required Parent Filing, or for additional information, and will supply each other with copies of all correspondence between it or any of its Representatives, on the one hand, and the SEC, on the other hand, with respect to such filings. The Parties will use their respective reasonable best efforts to resolve all SEC comments, if any, with respect to the Proxy Statement as promptly as practicable after the receipt thereof.

          (d)    No Amendments to Proxy Statement.    Except in connection with a Company Board Recommendation Change or thereafter, no amendment or supplement to the Proxy Statement will be made by the Company without the approval of Parent, which approval will not be unreasonably withheld, conditioned or delayed.

          (e)    Other Required Company Filings.    If the Company determines that it is required to file any document other than the Proxy Statement with the SEC in connection with the Merger pursuant to applicable Law (such document, as amended or supplemented, an "Other Required Company Filing"), then the Company will use its reasonable best efforts to promptly prepare and file such Other Required Company Filing with the SEC. The Company will use its reasonable best efforts to cause the Proxy Statement and any Other Required Company Filing to comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules of the SEC and Nasdaq. Except in connection with a Company Board Recommendation Change or thereafter, the Company may not file any Other Required Company Filing with the SEC without first providing Parent and its counsel a reasonable opportunity to review and comment thereon, and the Company will give good faith consideration to all reasonable additions, deletions or changes suggested by Parent or its counsel.

          (f)    Other Required Parent Filings.    If Parent or Merger Sub determines that it is required to file any document with the SEC as a result of the Merger or the Company Stockholder Meeting pursuant to applicable Law (an "Other Required Parent Filing"), then Parent and Merger Sub will use their respective reasonable best efforts to promptly prepare and file such Other Required Parent Filing with the SEC. Parent and Merger Sub will cause any Other Required Parent Filing to comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules of the SEC. Neither Parent nor Merger Sub may file any Other Required Parent Filing with the SEC without first providing the Company and its counsel a reasonable opportunity to review and comment thereon, and Parent will give good faith consideration to all reasonable additions, deletions or changes suggested by the Company or its counsel.

          (g)    Accuracy; Supplied Information.

            (i)    By the Company.    On the date of filing, the date of mailing to the Company Stockholders (if applicable) and at the time of the Company Stockholder Meeting, neither the Proxy Statement nor any Other Required Company Filing will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading. Notwithstanding the foregoing, no covenant is made by the Company with respect to any information supplied by Parent, Merger Sub or any of their Affiliates for inclusion or incorporation by reference in the Proxy Statement or any Other Required Company Filing. The information supplied by the Company for inclusion or incorporation by reference in the Proxy Statement or any Other Required Parent Filings will not, at the time that such Proxy Statement or Other Required Parent Filing is filed with the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

            (ii)    By Parent.    On the date of filing, no Other Required Parent Filing will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading. Notwithstanding the foregoing, no covenant is made by Parent or Merger Sub with respect to any information supplied by the Company for inclusion or incorporation by reference in any Other Required Parent Filing. The information supplied by Parent, Merger Sub and their respective Affiliates for inclusion or incorporation by reference in the Proxy Statement or any Other Required Company Filing will not, at the time that the Proxy Statement or such Other Required Company Filing is filed with the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

        6.4    Company Stockholder Meeting.

          (a)    Call of Company Stockholder Meeting.    The Company will take all action necessary in accordance with applicable Law, the Charter and the Bylaws to establish a record date for, duly call, give notice of, convene and hold a meeting of the Company Stockholders (including any adjournment, postponement or other delay thereof, the "Company Stockholder Meeting") as promptly as reasonably practicable following the mailing of the Proxy Statement to the Company Stockholders for the purpose of (i) obtaining the Requisite Stockholder Approval; and (ii) in accordance with Regulation 14A under the Exchange Act, seeking advisory approval of a proposal in connection with a non-binding, advisory vote to approve certain compensation that may become payable to the Company's named executive officers in connection with the consummation of the Merger. The Company will not be required to convene and hold the Company Stockholder Meeting at any time prior to the 20th Business Day following the later of the No-Shop Period Start Date or the mailing of the Proxy Statement to the Company Stockholders. Subject to Section 5.3 and unless the Company Board (or a committee thereof) has made a Company Board Recommendation Change, the Company will use reasonable best efforts to solicit (or cause to be solicited) from the Company Stockholders proxies to obtain the Requisite Stockholder Approval.

          (b)    Adjournment of Company Stockholder Meeting.    Notwithstanding anything to the contrary in this Agreement, the Company will be permitted to postpone or adjourn the Company Stockholder Meeting if (i) there are holders of insufficient shares of the Company Common Stock present or represented by proxy at the Company Stockholder Meeting to constitute a quorum at the Company Stockholder Meeting (it being understood that the Company may not postpone or adjourn the Company Stockholder Meeting more than two times pursuant to this clause (i) without Parent's prior written consent); or (ii) the Company is required to postpone or adjourn the Company Stockholder Meeting by applicable Law, order or a request from the SEC. Without the prior written consent of Parent, the Company Stockholder Meeting will not be postponed or adjourned by more than 10 days at a time or more than 20 days in the aggregate. In no event will the record date of the Company Stockholder Meeting be changed without Parent's prior written consent, unless required by applicable Law. Unless this Agreement is validly terminated in accordance with Section 8.1, the Company will submit this Agreement and the Merger to its stockholders at the Company Stockholder Meeting even if the Company Board (or a committee thereof) has effected a Company Board Recommendation Change.

        6.5    Financing.

          (a)    No Amendments to Financing Letters.    Subject to the terms and conditions of this Agreement, other than amendments or modifications to add additional arrangers, bookrunners, lenders or similar parties, each of Parent and Merger Sub (without the prior written consent of the Company or as contemplated by the "flex" provisions included in the Fee Letters) will not permit any amendment or modification to be made to, or any waiver of any provision or remedy pursuant to, the Financing Letters if such amendment, modification or waiver would reasonably be expected to (i) reduce the aggregate amount of the Debt Financing (unless the Equity Financing is increased by an equivalent amount); (ii) impose new or additional conditions or otherwise expand, amend or modify any of the conditions to the receipt of the Financing or any other terms to the Financing in a manner that, in each case, would reasonably be expected to (A) delay or prevent the Closing Date; or (B) make the timely funding of the Financing on the Closing Date, or the satisfaction of the conditions to obtaining the Financing on the Closing Date, less likely to occur in any respect; or (iii) adversely impact the ability of Parent, Merger Sub or the Company, as applicable, to enforce its rights against the other parties to the Financing Letters or the definitive agreements with respect thereto. Any reference in this Agreement to (1) the "Financing" will include the financing contemplated by the Financing Letters as amended or modified in compliance with this Section 6.5; and (2) "Equity Commitment Letter," "Debt Commitment Letters," "Fee Letters" or "Financing Letters" will include such documents as amended or modified in compliance with this Section 6.5. Parent will not release or consent to the termination of any Commitments under the Debt Commitment Letters, except for replacements of the Debt Commitment Letters (x) with alternative financing commitments pursuant to Section 6.5(d) and (y) that do not violate the first sentence of this Section 6.5(a).

          (b)    Taking of Necessary Actions.

            (i)    Equity Commitment Letter.    Subject to the terms and conditions of this Agreement, Parent will use its reasonable best efforts to take (or cause to be taken) all actions and do (or cause to be done) all things necessary, proper and advisable to obtain the Equity Financing on the terms and conditions described in the Equity Commitment Letter, including by using its reasonable best efforts to (A) maintain in effect the Equity Commitment Letter in accordance with the terms and subject to the conditions thereof; (B) comply with its obligations under the Equity Commitment Letter; (C) satisfy on a timely basis all conditions to funding that are applicable to Parent and Merger Sub in the Equity Commitment Letter that are within its control; (D) consummate the Equity Financing at or prior to the Closing, including causing the Guarantor to fund the Equity Financing at the Closing; (E) comply with its obligations pursuant to the Equity Commitment Letter; and (F) enforce its rights pursuant to the Equity Commitment Letters.

            (ii)    Debt Commitment Letters.    Subject to the terms and conditions of this Agreement, each of Parent and Merger Sub will use and will cause their respective officers, employees, advisors and other Representatives to use their reasonable best efforts to (i) maintain in effect the Debt Commitment Letters in accordance with the terms (including any "flex" provisions) and subject to the conditions thereof; (ii) negotiate, execute and deliver definitive agreements with respect to the Debt Financing contemplated by the Debt Commitment Letters on the terms and conditions (including any "flex" provisions) contemplated by the Debt Commitment Letters or the Fee Letters; (iii) accept (and comply with) to the fullest extent all "flex" provisions contemplated by the Debt Commitment Letters or the Fee Letters and the Debt Financing to the extent that such "flex" provisions are exercised in accordance with the terms thereof; (iv) satisfy on a timely basis all conditions to funding that are applicable to and within the control of Parent and Merger Sub in the Debt Commitment Letters and such definitive agreements related thereto; (v) upon satisfaction of the conditions set forth in the Debt

    Commitment Letters, consummate the Debt Financing at the Closing, including causing the Financing Sources to fund the Debt Financing at the Closing so long as all of the conditions set forth in Section 7.1 and Section 7.2 (other than those to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at the Closing) have been satisfied or waived; and (vi) enforce its rights pursuant to the Debt Commitment Letters. Parent and Merger Sub will fully pay, or cause to be fully paid, all commitment or other fees arising pursuant to the Debt Commitment Letters as and when they become due in accordance with the terms of the Debt Commitment Letters.

          (c)    Information.    Parent will, upon request of the Company, inform the Company in reasonable detail of the status of its efforts to arrange the Financing, it being understood that nothing in this sentence will require Parent to disclose any information that is subject to the attorney-client or work product privilege or the disclosure of which would result in the breach of any of Parent's confidentiality obligations set forth in the Debt Commitment Letters (as in effect on the date of this Agreement). Without limiting the generality of the foregoing, Parent and Merger Sub must give the Company prompt notice (A) of any breach (or threatened breach) or default (or any event or circumstance that, with or without notice or lapse of time, or both, could reasonably be expected to give rise to any breach or default) by any party to the Financing Letters or definitive agreements related to the Financing; (B) of the receipt by Parent or Merger Sub of any oral or written notice or communication from any Financing Source with respect to any actual or potential breach (or threatened breach), default, termination or repudiation by any party to the Financing Letters or any definitive agreements related to the Financing of any provisions of the Financing Letters or such definitive agreements. Parent will promptly provide any information reasonably requested by the Company relating to any of the circumstances referred to in the previous sentence after the date that the Company delivers a written request therefor to Parent.

          (d)    Alternate Debt Financing.    In furtherance and not in limitation of the foregoing provisions, if any portion of the Debt Financing becomes unavailable on the terms and conditions (including any "flex" provisions) contemplated in the Debt Commitment Letters, then Parent will use its reasonable best efforts to arrange and obtain, as promptly as practicable following the occurrence of such event, (i) alternative financing from alternative sources on terms and conditions not materially less favorable in the aggregate to Parent and Merger Sub (as determined by Parent in good faith) than those contained in the Debt Commitment Letters and the Fee Letters and in an amount at least equal to the Debt Financing or such unavailable portion thereof, as the case may be (unless the amount of the Equity Financing has been increased by a corresponding amount) (the "Alternate Debt Financing"); and (ii) one or more new financing commitment letters with respect to such Alternate Debt Financing (the "New Debt Commitment Letters"), which New Debt Commitment Letters will replace the existing Debt Commitment Letters in whole or in part. Parent will promptly provide a copy of any New Debt Commitment Letters (and any fee letter in connection therewith, which may be delivered with the fee amounts, "flex" terms and other commercially sensitive information redacted in a customary manner so long as no redaction covers terms that would adversely affect the amount, conditionality, availability or termination of the Alternate Debt Financing) to the Company. In the event that any New Debt Commitment Letters are obtained, (A) any reference in this Agreement to the "Financing Letters," "Fee Letters" or the "Debt Commitment Letters" will be deemed to include the Debt Commitment Letters and Fee Letters, as applicable, to the extent not superseded by a New Debt Commitment Letter at the time in question and any New Debt Commitment Letters or Fee Letters, as applicable, to the extent then in effect; and (B) any reference in this Agreement to the "Financing" or the "Debt Financing" will mean the debt financing contemplated by the Debt Commitment Letters and the Fee Letters as modified pursuant to the foregoing.

          (e)    Enforcement.    Parent and Merger Sub will seek to enforce, including by bringing a Legal Proceeding for specific performance, the Equity Commitment Letter if the Company seeks and is granted a decree of specific performance of the obligation to consummate the Merger after all conditions to the granting thereof set forth in Section 9.10(b) have been satisfied. Except as provided in the preceding sentence, neither Parent nor Merger Sub will be under any obligation, and nothing in this Agreement (including this Section 6.5(e)) will otherwise require Parent or Merger Sub, to (i) bring any enforcement action against any source of Equity Financing to enforce its rights pursuant to the Equity Commitment Letter; or (ii) seek the Equity Financing from any source other than a counterparty to, or in any amount in excess of that contemplated by, the Equity Commitment Letter.

        6.6    Financing Cooperation.

          (a)    Cooperation.    Prior to the Effective Time, the Company will use its reasonable best efforts, and will cause each of its Subsidiaries and its and their respective officers, employees, advisors and other Representatives to use their respective reasonable best efforts, to provide Parent and Merger Sub with all cooperation reasonably requested by Parent or Merger Sub to assist them in causing the conditions in the Debt Commitment Letters to be satisfied or as is otherwise reasonably requested by Parent or Merger Sub in connection with Parent and Merger Sub obtaining the Financing by:

              (i)  participating (and causing senior management and Representatives of the Company to participate) in a reasonable number of meetings, presentations, road shows, due diligence sessions, drafting sessions and sessions with rating agencies, and otherwise cooperating with the marketing efforts for any of the Debt Financing (including direct contact between senior management and the other representatives of the Company, on the one hand, and the actual and potential Financing Sources, on the other hand);

             (ii)  assisting Parent and the Financing Sources with the timely preparation of customary rating agency presentations, bank information memoranda and similar documents required in connection with the Debt Financing and identifying any portion of the information provided by the Company and set forth in any of the foregoing that would constitute material, non-public information;

            (iii)  solely with respect to financial information and data derived from the Company's historical books and records, assisting Parent with providing information reasonably required in connection with the preparation of pro forma financial information and pro forma financial statements to the extent required by the Financing Sources, it being agreed that the Company will not be required to provide any information or assistance relating to (A) the proposed aggregate amount of debt and equity financing, together with assumed interest rates, dividends (if any) and fees and expenses relating to the incurrence of such debt or equity financing; (B) any post-Closing or pro forma cost savings, synergies, capitalization, ownership or other pro forma adjustments desired to be incorporated into any information used in connection with the Debt Financing; or (C) any financial information related to Parent or any of its Subsidiaries or any adjustments that are not directly related to the acquisition of the Company by Parent;

            (iv)  assisting Parent in connection with the preparation and registration of (but not executing, to the extent any such documents or arrangements would be effective prior to the Closing, other than any authorization letters described in Section 6.6(a)(viii)) definitive financing documents (including any related schedules, annexes and exhibits thereto), currency or interest hedging arrangements and other definitive financing documents (including a customary certificate executed by the chief financial officer of the Company with respect to solvency matters) as may be reasonably requested by Parent or the Financing Sources, and otherwise reasonably facilitating the pledging of collateral and the granting of security interests in respect of the Debt Financing, it being understood that such documents will not be recorded or take effect until the Effective Time;

             (v)  furnishing Parent, Merger Sub and the Financing Sources, prior to the Closing Date, with (A) audited financial statements of the Company for the three most recently completed fiscal years ended at least 75 days before the Closing Date; (B) unaudited consolidated balance sheets and related unaudited statements of income and cash flows related to the Company and its Subsidiaries for each subsequent fiscal quarter ended at least 45 days before the Closing Date; (C) the financial information regarding the Company and its Subsidiaries necessary for Parent to prepare any pro forma financial statements for historical periods required by paragraph 6(c) of Exhibit C of the Debt Commitment Letter; and (D) such other financial and other pertinent information regarding the Company and its Subsidiaries (including information regarding the business, operations and financial projections thereof) as may be reasonably requested by Parent to assist in the preparation of a customary confidential information memorandum or other customary information documents used in financings of the type contemplated by the Debt Commitment Letter (which, for the avoidance of doubt, will not include (or be deemed to require the Company to prepare) any (1) pro forma financial statements or adjustments or projections; (2) description of all or any portion of the Debt Financing, including any "description of notes"; (3) risk factors relating to all or any component of the Debt Financing; (4) financial statements in respect of its Subsidiaries; or (5) other information required by Rule 3-09, Rule 3-10 or Rule 3-16 of Regulation S-X, any Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, any information required by Items 10 through 14 of Form 10-K or any other information customarily excluded from an offering memorandum for private placements of non-convertible high-yield bonds pursuant to Rule 144A) (all such information and documents in this Section 6.6(a)(v), the "Required Financing Information"), it being understood that if the Company reasonably believes that it has previously provided any of the Required Financing Information, it may deliver to Parent a written notice stating when it believes that it completed such delivery, in which case the Company will be deemed to have complied with this Section 6.6(a)(v) and the Marketing Period will be deemed to have commenced as of such date unless Parent in good faith reasonably believes that the Company has not completed delivery of the Required Financing Information and, within three Business Days after the delivery of such notice by the Company, delivers a written notice to the Company to that effect, stating in good faith the specific items of Required Financing Information the Company has not delivered, in which case such Required Financing Information will be deemed to have been delivered and the Marketing Period to have commenced when such specific items have been delivered by the Company;

            (vi)  cooperating with Parent to obtain customary and reasonable corporate and facilities consents, landlord waivers, non-invasive environmental assessments, surveys and title insurance as reasonably requested by Parent in order to comply with the reasonable requirements of the Financing Sources;

           (vii)  delivering notices of prepayment within the time periods required by the Credit Agreement and obtaining customary payoff letters, lien terminations and instruments of discharge to be delivered at the Closing, and giving any other necessary notices, to allow for the payoff, discharge and termination in full at the Closing of all obligations under the Credit Agreement;

          (viii)  providing authorization letters to the Financing Sources authorizing the distribution of information to prospective lenders or investors and containing a representation to the Financing Sources that the public side versions of such documents, if any, do not include material non-public information about the Company or its Subsidiaries or securities (except that the Company will not be required to pay any cost or expenses relating to rating agency engagement letters);

            (ix)  taking all corporate and other actions, subject to the occurrence of the Closing, reasonably requested by Parent to permit the consummation of the Debt Financing (including, to the fullest extent permitted by applicable Law, distributing the proceeds of the Debt Financing, if any, obtained by any of the Subsidiaries of the Company to the Surviving Corporation); and

             (x)  promptly furnishing Parent and the Financing Sources at least four Business Days prior to the Closing Date with all documentation and other information about the Company and its Subsidiaries as is reasonably requested by Parent at least nine Business Days prior to Closing, in accordance with the requirements of the Financing Sources, relating to applicable "know your customer" and anti-money laundering rules and regulations.

          (b)    Obligations of the Company.    Nothing in this Section 6.6 or any other provision of this Agreement will require the Company or any of its Subsidiaries to (i) waive or amend any terms of this Agreement or any other Contract, provide any additional security or guaranties or agree to pay any fees or reimburse any expenses prior to the Effective Time for which it has not received prior reimbursement by or on behalf of Parent; (ii) enter into any definitive agreement prior to the Effective Time; (iii) give any indemnities in connection with the Debt Financing that are effective prior to the Effective Time; or (iv) take any action that, in the good faith determination of the Company, (a) would unreasonably interfere with the conduct of the business of the Company and its Subsidiaries or (b) create a risk of damage or destruction to any property or assets of the Company or any of its Subsidiaries. In addition, (A) no action, liability or obligation of the Company, any of its Subsidiaries or any of their respective Representatives pursuant to any certificate, agreement, arrangement, document or instrument relating to the Debt Financing (other than customary representation letters and authorization letters (including with respect to the presence or absence of material non-public information about the Company and its Subsidiaries and the accuracy of the information contained in the disclosure and marketing materials related to the Company and its Subsidiaries)) will be effective until the Effective Time; (B) neither the Company nor any of its Subsidiaries will be required to take any action pursuant to any certificate, agreement, arrangement, document or instrument (other than customary representation letters and authorization letters (including with respect to the presence or absence of material non-public information about the Company and its Subsidiaries and the accuracy of the information contained in the disclosure and marketing materials related to the Company and its Subsidiaries)) that is not contingent on the occurrence of the Closing or that must be effective prior to the Effective Time; and (C) any bank information memoranda required in relation to the Debt Financing will contain disclosure reflecting the Surviving Corporation or its Subsidiaries as the obligor. Nothing in this Section 6.6 will require (1) any Representative of the Company or any of its Subsidiaries to deliver any certificate or opinion or take any other action under this Section 6.6 that could reasonably be expected to result in personal liability to such Representative; (2) the Company Board (as constituted prior to the Effective Time) to approve the Financing or Contracts related thereto; (3) the Company and its Subsidiaries to take any action that would conflict with or violate its organizational documents, any applicable Laws or result in a violation of breach of, or default under, any agreement to which the Company or any of it is Subsidiaries is a party; and (4) the Company and its Subsidiaries to provide any information (a) the disclosure of which is prohibited or restricted under applicable Law or any agreement binding on the Company or its Subsidiaries as of the date of this Agreement or any agreement binding on the Company or its Subsidiaries that is entered into after the date of this Agreement that is not entered into for the purpose of evading the obligations in this Section 6.6; or (b) where access to such information would (i) give rise to a material risk of waiving any attorney-client privilege, work product doctrine or other privilege applicable to such information; or (ii) violate or cause a default pursuant to, or give a third Person the right terminate or accelerate the rights pursuant to, any Contract to which the Company or any of its Subsidiaries is a party or otherwise bound (it being understood that in the event that the Company and its Subsidiaries do not provide any information in reliance on the exclusions in the foregoing clauses (a) or (b)(i), the Company or such Subsidiary will use commercially reasonable efforts to provide notice to Parent promptly upon obtaining knowledge that such information is being withheld and the Company or such Subsidiary will use reasonable best efforts to communicate, to the extent permitted, the applicable information or other matter in a way that would not violate any applicable Law or agreement or result in the waiver of any such privilege). Notwithstanding anything to the contrary in this Agreement, the condition set forth in Section 7.2(b), as it applies to the Company's obligations under Section 6.6(a), will be deemed to be satisfied if the Company's breach, if any, of its obligations under Section 6.6(a) did not cause the failure of the Debt Financing to be obtained.

          (c)    Use of Logos.    The Company consents to the use of its and its Subsidiaries' logos in connection with the Financing so long as such logos are used (i) solely in a manner that is not intended to and would not reasonably be expected to harm or disparage the Company or any of its Subsidiaries or the reputation or goodwill of the Company or any of its Subsidiaries; (ii) solely in connection with a description of the Company, its business and products or the Merger; and (iii) in a manner consistent with the other terms and conditions that the Company reasonably imposes.

          (d)    Confidentiality.    All non-public or other confidential information provided by the Company, any of its Subsidiaries or any of their respective Representatives pursuant to this Agreement will be kept confidential in accordance with the Confidentiality Agreement, except that Parent and Merger Sub will be permitted to disclose such information to any Financing Sources or prospective financing sources and other financial institutions and investors that are or may become parties to or participants in the Financing and to any underwriters, initial purchasers or placement agents in connection with the Financing (and, in each case, to their respective counsel and auditors) so long as such Persons (i) agree to be bound by the Confidentiality Agreement as if parties thereto; or (ii) are subject to other customary confidentiality undertakings.

          (e)    Reimbursement.    Promptly upon request by the Company, Parent will reimburse the Company for any documented and reasonable out-of-pocket costs and expenses (including attorneys' fees) incurred by the Company or its Subsidiaries in connection with the cooperation of the Company and its Subsidiaries contemplated by this Section 6.6.

          (f)    Indemnification.    The Company, its Subsidiaries and their respective Representatives will be indemnified and held harmless by Parent from and against any and all liabilities, losses, damages, claims, costs, expenses (including reasonable and documented attorneys' fees), interest, awards, judgments, penalties and amounts paid in settlement suffered or incurred by them, except, in each case, to the extent arising from the willful misconduct, gross negligence, intentional fraud or intentional misrepresentation of the Company, its Subsidiaries, or their respective Representatives, in connection with their cooperation in arranging the Debt Financing pursuant to this Agreement or the provision of information utilized in connection therewith. Parent's obligations pursuant to Section 6.6(e) and this Section 6.6(f) are referred to collectively as the "Reimbursement Obligations."

          (g)    No Exclusive Arrangements.    In no event will Guarantor, Parent, Merger Sub or any of their respective Affiliates (which for this purpose will be deemed to include each direct investor in Parent or Merger Sub) enter into any Contract (i) awarding any agent, broker, investment banker or financial advisor any financial advisory role on an exclusive basis; or (ii) prohibiting or seeking to prohibit any bank, investment bank or other potential provider of debt or equity financing from providing or seeking to provide debt or equity financing or financial advisory services to any Person, in each case in connection with a transaction relating to the Company or any of its Subsidiaries or in connection with the Merger.

          (h)    No Financing Condition.    Parent and Merger Sub each acknowledge and agree that obtaining the Financing is not a condition to the Closing. Subject to Section 9.10(b)(ii), if the Financing has not been obtained, Parent and Merger Sub will each continue to be obligated, subject to the satisfaction or waiver of the conditions set forth in Article VII, to consummate the Merger.

        6.7    Anti-Takeover Laws.     Neither Parent nor the Company will (and each will cause their respective Representatives not to) take any action that would cause any "takeover" Law to become applicable to this Agreement or the transactions contemplated by this Agreement, and each of Parent, the Company and the Company Board will (a) take all actions within their power to ensure that no "anti-takeover" Law is or becomes applicable to the Merger; and (b) if any "anti-takeover" Law is or becomes applicable to the Merger, take all action within their power to ensure that the Merger may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to eliminate or minimize the effect of such Law on the Merger.

        6.8    Access.     During the Pre-Closing Period, the Company will, and will cause its Subsidiaries to, afford Parent and its Representatives reasonable access during normal business hours, upon reasonable advance notice, to the properties, books and records and personnel of the Company and its Subsidiaries, except that the Company may restrict or otherwise prohibit access to any documents or information to the extent that (a) any applicable Law requires the Company to restrict or otherwise prohibit access to such documents or information; (b) access to such documents or information would give rise to a material risk of waiving any attorney-client privilege, work product doctrine or other privilege applicable to such documents or information; (c) access to a Contract to which the Company or any of its Subsidiaries is a party or otherwise bound would violate or cause a default pursuant to, or give a third Person the right terminate or accelerate the rights pursuant to, such Contract; (d) access would result in the disclosure of any Trade Secrets of third Persons; or (e) such documents or information are reasonably pertinent to any adverse Legal Proceeding between the Company and its Affiliates, on the one hand, and Parent and its Affiliates, on the other hand (it being understood that if the Company and its Subsidiaries do not provide any information in reliance on the exclusions in the foregoing clauses (a) or (b), then the Company or such Subsidiary will use commercially reasonable efforts to provide notice to Parent promptly upon obtaining knowledge that such information is being withheld and the Company or such Subsidiary will use reasonable best efforts to communicate, to the extent permitted, the applicable information or other matter in a way that would not prohibit any applicable law or agreement or result in the waiver of any such privilege). Nothing in this Section 6.8 will be construed to require the Company, any of its Subsidiaries or any of their respective Representatives to prepare any reports, analyses, appraisals, opinions or other information. Any investigation conducted pursuant to the access contemplated by this Section 6.8 will be conducted in a manner that does not unreasonably interfere with the conduct of the business of the Company and its Subsidiaries or create a risk of damage or destruction to any property or assets of the Company or its Subsidiaries. Any access to the properties of the Company and its Subsidiaries will be subject to the Company's reasonable security measures and insurance requirements and will not include the right to perform any "invasive" testing or soil, air or groundwater sampling, including any Phase I or Phase II environmental assessments. The terms and conditions of the Confidentiality Agreement will apply to any information obtained by Parent or any of its Representatives in connection with any investigation conducted pursuant to the access contemplated by this Section 6.8. All requests for access pursuant to this Section 6.8 must be directed to the Company's General Counsel or another person designated in writing by the Company.

        6.9    Section 16(b) Exemption.     The Company will take all actions reasonably necessary to cause the Merger, and any dispositions of equity securities of the Company (including derivative securities) in connection with the Merger by each individual who is a director or executive officer of the Company to be exempt pursuant to Rule 16b-3 promulgated under the Exchange Act.

        6.10    Directors' and Officers' Exculpation, Indemnification and Insurance.

          (a)    Indemnified Persons.    The Surviving Corporation and its Subsidiaries will (and Parent will cause the Surviving Corporation and its Subsidiaries to) honor and fulfill, in all respects, the obligations of the Company and its Subsidiaries pursuant to any indemnification agreements entered into (and copies of which have been made available to Parent prior to the date of this Agreement) prior to the Effective Time between the Company and any of its Subsidiaries, on the one hand, and any of their respective current or former directors, officers or employees (and any person who becomes a director, officer or employee of the Company or any of its Subsidiaries prior to the Effective Time), on the other hand (collectively, the "Indemnified Persons"). In addition, during the period commencing at the Effective Time and ending on the sixth anniversary of the Effective Time, the Surviving Corporation and its Subsidiaries will (and Parent will cause the Surviving Corporation and its Subsidiaries to) cause the certificates of incorporation, bylaws and other similar organizational documents of the Surviving Corporation and its Subsidiaries to contain provisions with respect to indemnification, exculpation and the advancement of expenses that are at least as favorable as the indemnification, exculpation and advancement of expenses provisions set forth in the Charter, the Bylaws and the other similar organizational documents of the Subsidiaries of the Company, as applicable, as of the date of this Agreement. During such six-year period, such provisions may not be repealed, amended or otherwise modified in any manner except as required by applicable Law.

          (b)    Indemnification Obligation.    Without limiting the generality of Section 6.10(a), during the period commencing at the Effective Time and ending on the sixth anniversary of the Effective Time, the Surviving Corporation will (and Parent will cause the Surviving Corporation to) indemnify and hold harmless, to the fullest extent permitted by applicable Law or pursuant to any indemnification agreements with the Company or any of its Subsidiaries in effect as of the Effective Time, each Indemnified Person from and against any costs, fees and expenses (including attorneys' fees and investigation expenses), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement or compromise in connection with any Legal Proceeding, whether civil, criminal, administrative or investigative, to the extent that such Legal Proceeding arises, directly or indirectly, out of or pertains, directly or indirectly, to (i) any action or omission, or alleged action or omission, in such Indemnified Person's capacity as a director, officer, employee or agent of the Company or any of its Subsidiaries or other Affiliates (to the extent that such action or omission, or alleged action or omission, occurred prior to or at the Effective Time); and (ii) the Merger, as well as any actions taken by the Company, Parent or Merger Sub with respect to the Merger (including any disposition of assets of the Surviving Corporation or any of its Subsidiaries that is alleged to have rendered the Surviving Corporation or any of its Subsidiaries insolvent). Notwithstanding the foregoing, if, at any time prior to the sixth anniversary of the Effective Time, any Indemnified Person delivers to Parent a written notice asserting a claim for indemnification pursuant to this Section 6.10(b), then the claim asserted in such notice will survive the sixth anniversary of the Effective Time until such claim is fully and finally resolved. In connection with any such Legal Proceeding of the type contemplated by this Section 6.10(b), (A) the Surviving Corporation will have the right to control the defense thereof after the Effective Time (it being understood that, by electing to control the defense thereof, the Surviving Corporation will be deemed to have waived any right to object to the Indemnified Person's entitlement to indemnification under this Section 6.10 with respect thereto); (B) each Indemnified Person will be entitled to retain his or her own counsel (the fees and expenses of which will be paid by the

  Surviving Corporation), whether or not the Surviving Corporation elects to control the defense of any such Legal Proceeding; (C) upon receipt of an undertaking by or on behalf of such Indemnified Person to repay any amount if it is ultimately determined that such Indemnified Person is not entitled to indemnification, the Surviving Corporation will advance all fees and expenses (including fees and expenses of any counsel) as incurred by an Indemnified Person in the defense of such Legal Proceeding, whether or not the Surviving Corporation elects to control the defense of any such Legal Proceeding; and (D) no Indemnified Person will be liable for any settlement of such Legal Proceeding effected without his or her prior written consent (unless such settlement relates only to monetary damages for which the Surviving Corporation is entirely responsible). Notwithstanding anything to the contrary in this Agreement, none of Parent, the Surviving Corporation or any of their respective Affiliates will settle or otherwise compromise or consent to the entry of any judgment with respect to, or otherwise seek the termination of, any Legal Proceeding for which indemnification may be sought by an Indemnified Person pursuant to this Agreement unless such settlement, compromise, consent or termination includes an unconditional release of all Indemnified Persons from all liability arising out of such Legal Proceeding. Any determination required to be made with respect to whether the conduct of any Indemnified Person complies or complied with any applicable standard will be made by independent legal counsel selected by the Surviving Corporation (which counsel will be reasonably acceptable to such Indemnified Person), the fees and expenses of which will be paid by the Surviving Corporation.

          (c)    D&O Insurance.    During the period commencing at the Effective Time and ending on the sixth anniversary of the Effective Time, the Surviving Corporation will (and Parent will cause the Surviving Corporation to) maintain in effect the D&O Insurance in respect of acts or omissions occurring at or prior to the Effective Time on terms (including with respect to coverage, conditions, retentions, limits and amounts) that are equivalent to those of the D&O Insurance. In satisfying its obligations pursuant to this Section 6.10(c), the Surviving Corporation will not be obligated to pay annual premiums in excess of 300 percent of the amount paid by the Company for coverage for its last full fiscal year (such 300 percent amount, the "Maximum Annual Premium"). If the annual premiums of such insurance coverage exceed the Maximum Annual Premium, then the Surviving Corporation will be obligated to obtain a policy with the greatest coverage available for a cost not exceeding the Maximum Annual Premium from an insurance carrier with the same or better credit rating as the Company's current directors' and officers' liability insurance carrier. Prior to the Effective Time, and in lieu of maintaining the D&O Insurance pursuant to this Section 6.10(c), the Company may (or, if the Parent requests, the Company will) purchase a prepaid "tail" policy (the "Tail Policy") with respect to the D&O Insurance from an insurance carrier with the same or better credit rating as the Company's current directors' and officers' liability insurance carrier so long as the annual cost for the Tail Policy does not exceed the Maximum Annual Premium. If the Company purchases the Tail Policy prior to the Effective Time, then the Surviving Corporation will (and Parent will cause the Surviving Corporation to) maintain the Tail Policy in full force and effect and continue to honor its obligations thereunder for so long as the Tail Policy is in full force and effect.

          (d)    Successors and Assigns.    Proper provisions will be made so that the successors and assigns of Parent, the Surviving Corporation or any of their respective successors or assigns will assume all of the obligations of Parent and the Surviving Corporation set forth in this Section 6.10 if Parent, the Surviving Corporation or any of their respective successors or assigns either (i) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity in such consolidation or merger; or (ii) transfers all or substantially all of its properties and assets to any Person.

          (e)    No Impairment; Third Person Beneficiary Rights.    The obligations set forth in this Section 6.10 may not be terminated, amended or otherwise modified in any manner that adversely affects any Indemnified Person (or any other person (and his or her heirs and representatives) who is a beneficiary pursuant to the D&O Insurance or the Tail Policy) without the prior written consent of such affected Indemnified Person or other person. Each of the Indemnified Persons or other persons (and his or her heirs and representatives) who are beneficiaries pursuant to the D&O Insurance or the Tail Policy are intended to be third party beneficiaries of this Section 6.10, with full rights of enforcement. The rights of the Indemnified Persons (and other persons (and his or her heirs and representatives) who are beneficiaries pursuant to the D&O Insurance or the Tail Policy) pursuant to this Section 6.10 will be in addition to, and not in substitution for, any other rights that such persons may have pursuant to (i) the Charter and Bylaws; (ii) the similar organizational documents of the Subsidiaries of the Company; (iii) any and all indemnification agreements entered into with the Company or any of its Subsidiaries; or (iv) applicable Law.

          (f)    Joint and Several Obligations.    The obligations of the Surviving Corporation, Parent and their respective Subsidiaries pursuant to this Section 6.10 are joint and several.

          (g)    Other Claims.    Nothing in this Agreement is intended to, or will be construed to, release, waive or impair any rights to directors' and officers' insurance claims pursuant to any applicable insurance policy or indemnification agreement that is or has been in existence with respect to the Company or any of its Subsidiaries for any of their respective directors, officers or other employees, it being understood and agreed that the indemnification provided for in this Section 6.10 is not prior to or in substitution for any such claims pursuant to such policies or agreements.

        6.11    Employee Matters.

          (a)    Existing Arrangements.    From and after the Effective Time, the Surviving Corporation will (and Parent will cause the Surviving Corporation to) honor all of the Company Benefit Plans in accordance with their terms as in effect immediately prior to the Effective Time. Notwithstanding the foregoing, nothing will prohibit the Surviving Corporation from amending or terminating any such Company Benefit Plans in accordance with their terms or if otherwise required pursuant to applicable Law.

          (b)    Employment; Benefits.    The Surviving Corporation or one of its Subsidiaries will (and Parent will cause the Surviving Corporation or one of its Subsidiaries to) continue the employment of all employees of the Company and its Subsidiaries as of the Effective Time by taking such actions, if any, as are required by applicable Law, provided that the Company provides all information necessary to take such actions prior to the Effective Time. For a period of one year following the Effective Time (or until an earlier termination of employment), the Surviving Corporation and its Subsidiaries will (and Parent will cause the Surviving Corporation and its Subsidiaries to) (i) maintain for the benefit of Continuing Employees the broad-based Company Benefit Plans and any other broad-based employee benefit plans or other compensation and severance arrangements (other than any long-term incentive, equity-based, change in control, retention or similar compensation or benefits ("Excluded Benefits")) of the Surviving Corporation or any of its Subsidiaries (the "Company Plans") on terms and conditions that are no less favorable in the aggregate than those in effect at the Company or its Subsidiaries (other than Excluded Benefits) on the date of this Agreement and (ii) provide base cash compensation and cash incentive opportunities (other than Excluded Benefits) to each Continuing Employee that, taken as a whole, are no less favorable in the aggregate than the compensation and benefits (other than Excluded Benefits) provided to such Continuing Employee immediately prior to the Effective Time ("Comparable Plans"); or (iii) provide some combination of Company Plans and Comparable Plans such that each Continuing Employee receives such compensation and benefits

  (other than Excluded Benefits) that, taken as a whole, are no less favorable in the aggregate than such compensation and benefits (other than Excluded Benefits) provided to such Continuing Employee immediately prior to the Effective Time. In each case, base compensation and target cash incentive compensation opportunity (other than Excluded Benefits) will not be decreased for a period of one year following the Effective Time for any Continuing Employee employed during that period. For a period of one year following the Effective Time, the Surviving Corporation will (and Parent will cause the Surviving Corporation to) provide to Continuing Employees severance benefits that are no less favorable than those provided by the Company and its Subsidiaries as of the date of this Agreement as set forth on Section 6.11(b) of the Company Disclosure Letter.

          (c)    New Plans.    At or after the Effective Time, Parent will, or will cause the Surviving Corporation or any other Subsidiary of Parent to, cause to be granted to the Continuing Employees credit for all service with the Company and its Subsidiaries prior to the Effective Time and with Parent, the Surviving Corporation, and any of their Subsidiaries on or after the Effective Time, for purposes of eligibility to participate, vesting and entitlement to benefits where length of service is relevant (including for purposes of vacation accrual and severance pay entitlement but not for purposes of any Excluded Benefits), except that such service need not be credited to the extent that it would result in duplication of coverage or benefits. In addition, and without limiting the generality of the foregoing, (i) each Continuing Employee will be immediately eligible to participate, without any waiting period, in any and all employee benefit plans sponsored by Parent and its Subsidiaries (other than the Company Plans) (such plans, the "New Plans") to the extent that coverage pursuant to any New Plan replaces coverage pursuant to a comparable Company Benefit Plan in which such Continuing Employee participates immediately before the Effective Time (such plans, the "Old Plans"); (ii) for purposes of each New Plan providing medical, dental, pharmaceutical, vision, disability or other welfare benefits to any Continuing Employee, Parent will, or will cause the Surviving Corporation or any Subsidiaries of Parent to, use commercially reasonable efforts to cause all waiting periods, pre-existing conditions or limitations, physical examination requirements, evidence of insurability requirements and actively-at-work or similar requirements of such New Plan to be waived for such Continuing Employee and his or her covered dependents to the same extent they were waived under corresponding Old Plans, and Parent will, or will cause the Surviving Corporation or any Subsidiaries of Parent to, use commercially reasonable efforts to cause any eligible expenses incurred by such Continuing Employee and his or her covered dependents during the portion of the plan year of the Old Plan ending on the date that such Continuing Employee's participation in the corresponding New Plan begins to be given full credit pursuant to such New Plan for purposes of satisfying all deductible, co-payments, coinsurance, offset and maximum out-of-pocket requirements applicable to such Continuing Employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan; and (iii) use commercially reasonable efforts to credit the accounts of such Continuing Employees pursuant to any New Plan that is a flexible spending plan with any unused balance in the account of such Continuing Employee. Any vacation or paid time off accrued but unused by a Continuing Employee as of immediately prior to the Effective Time will be credited to such Continuing Employee following the Effective Time.

          (d)    No Third Person Beneficiary Rights.    Notwithstanding anything to the contrary set forth in this Agreement, neither this Section 6.11 nor any provisions of this Agreement relating to Company Benefit Plans will be deemed to (i) guarantee employment for any period of time for, or preclude the ability of Parent, the Surviving Corporation or any of their respective Subsidiaries to terminate the employment of any Continuing Employee or any other person for any reason; (ii) subject to the limitations and requirements specifically set forth in this Section 6.11, require Parent, the Surviving Corporation or any of their respective Subsidiaries to maintain or continue any Company Benefit Plan or prevent the amendment, modification, suspension or termination or any employee benefit plan, program or arrangement sponsored by Parent, the Surviving

  Corporation or any of their Affiliates after the Effective Time; (iii) create any third party beneficiary rights in any Continuing Employee or other Service Provider or any other Person; or (iv) be treated as an amendment of, or undertaking to amend, any Company Benefit Plan.

        6.12    Obligations of Merger Sub.     Parent will take all action necessary to cause Merger Sub and the Surviving Corporation to perform their respective obligations pursuant to this Agreement and to consummate the Merger upon the terms and subject to the conditions set forth in this Agreement. Parent and Merger Sub will be jointly and severally liable for the failure by either of them to perform and discharge any of their respective covenants, agreements and obligations pursuant to this Agreement.

        6.13    Notification of Certain Matters.

          (a)    Notification by the Company.    During the Pre-Closing Period, the Company will give prompt notice to Parent upon becoming aware that any representation or warranty made by it in this Agreement has become untrue or inaccurate in any material respect, or of any failure by the Company to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it pursuant to this Agreement, in each case if and only to the extent that such untruth, inaccuracy, or failure would reasonably be expected to cause any of the conditions to the obligations of Parent and Merger Sub to consummate the Merger set forth in Section 7.2(a) or Section 7.2(b) to fail to be satisfied at the Closing. No such notification will affect or be deemed to modify any representation or warranty of the Company set forth in this Agreement or the conditions to the obligations of Parent and Merger Sub to consummate the Merger or the remedies available to the Parties under this Agreement. The terms and conditions of the Confidentiality Agreement apply to any information provided to Parent pursuant to this Section 6.13(a).

          (b)    Notification by Parent.    During the Pre-Closing Period, Parent will give prompt notice to the Company upon becoming aware that any representation or warranty made by Parent or Merger Sub in this Agreement has become untrue or inaccurate in any material respect, or of any failure by Parent or Merger Sub to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it pursuant to this Agreement, in each case if and only to the extent that such untruth, inaccuracy or failure would reasonably be expected to cause any of the conditions to the obligations of the Company to consummate the Merger set forth in Section 7.3(a) or Section 7.3(b) to fail to be satisfied at the Closing. No such notification will affect or be deemed to modify any representation or warranty of Parent or Merger Sub set forth in this Agreement or the conditions to the obligations of the Company to consummate the Merger or the remedies available to the Parties under this Agreement. The terms and conditions of the Confidentiality Agreement apply to any information provided to the Company pursuant to this Section 6.13(b).

        6.14    Public Statements and Disclosure.     The initial press releases concerning this Agreement and the Merger of the Company, on the one hand, and Parent, on the other hand, will each be reasonably acceptable to the other Party. Thereafter, prior to the termination of this Agreement pursuant to Section 8.1, the Company (other than with respect to the portion of any communication relating to a Company Board Recommendation Change), on the one hand, and Parent and Merger Sub, on the other hand, will use their respective reasonable best efforts to consult with the other Parties before (a) participating in any media interviews; (b) engaging in any meetings or calls with analysts, institutional investors or other similar Persons; (c) providing any statements that are public or are reasonably likely to become public, in each case to the extent relating to this Agreement or the Merger; or (d) making, issuing or providing any statement or communication principally directed to employees, suppliers, customers, partners or vendors of the Company and its Subsidiaries (other than ordinary course communications consistent with past practice), in each case to the extent relating to this

Agreement or the Merger. Notwithstanding the foregoing or anything to the contrary in the Confidentiality Agreement, (i) the Company will not be obligated to engage in such consultation with respect to communications that are (A) required by applicable Law; or (B) solely to the extent related to a Superior Proposal or Company Board Recommendation Change; and (ii) Parent or Merger Sub will not be obligated to engage in such consultation with respect to communications that are principally directed at any of its Affiliates and its and their Affiliates, Representatives, limited partners, members, investors or other Persons in the ordinary course of business.

        6.15    Transaction Litigation.     During the Pre-Closing Period, the Company will provide Parent with prompt notice of all Transaction Litigation (including by providing copies of all pleadings with respect thereto) and keep Parent reasonably informed with respect to the status thereof. Notwithstanding anything to the contrary in Section 9.2, the notice contemplated by the prior sentence will only be delivered to counsel to Parent and may be delivered by email. The Company will (a) give Parent the opportunity to participate in the defense, settlement or prosecution of any Transaction Litigation; (b) consult with Parent with respect to the defense, settlement and prosecution of any Transaction Litigation; and (c) consider in good faith Parent's advice with respect to any Transaction Litigation. The Company may not compromise, settle or come to an arrangement regarding, or agree to compromise, settle or come to an arrangement regarding, any Transaction Litigation unless Parent has consented thereto in writing (which consent will not be unreasonably withheld, conditioned or delayed). For purposes of this Section 6.15, "participate" means that Parent will be kept apprised of proposed strategy and other significant decisions with respect to the Transaction Litigation by the Company (to the extent that the attorney-client privilege between the Company and its counsel is not undermined or otherwise affected), and Parent may offer comments or suggestions with respect to such Transaction Litigation but will not be afforded any decision-making power or other authority over such Transaction Litigation except for the settlement or compromise consent set forth above.

        6.16    Stock Exchange Delisting; Deregistration.     Prior to the Effective Time, the Company will cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper or advisable on its part pursuant to applicable Law to cause (a) the delisting of the Company Common Stock from Nasdaq as promptly as practicable after the Effective Time; and (b) the deregistration of the Company Common Stock pursuant to the Exchange Act as promptly as practicable after such delisting.

        6.17    Additional Agreements.     If at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full title to all properties, assets, rights, approvals, immunities and franchises of either of the Company or Merger Sub, then the proper officers and directors of each Party will use their reasonable best efforts to take such action.

        6.18    Credit Agreement.     The Company will have delivered to Parent, by no later than two Business Days prior to the Closing, a customary payoff letter (the "Payoff Letter") in connection with the repayment of all outstanding Indebtedness under the Credit Agreement, which Payoff Letter will provide for, among other customary items (and subject to receipt of the applicable payoff amount), customary lien and guarantee releases. At the Closing, subject to the satisfaction of the conditions set forth in Section 7.1 and Section 7.2, Parent will provide (or cause to be provided) to the Company funds in an amount equal to the amount necessary for the Company to repay and discharge in full all amounts outstanding under the terms of the Credit Agreement in accordance with the Payoff Letter and the terms hereof. Substantially concurrently with the Effective Time, the Company will repay and discharge such indebtedness in accordance with the Payoff Letter and the terms hereof.

        6.19    Parent Vote at Merger Sub.     Immediately following the execution and delivery of this Agreement, Parent, in its capacity as the sole stockholder of Merger Sub, will execute and deliver to

Merger Sub (with a copy also sent to the Company) a written consent adopting this Agreement in accordance with the DGCL.

ARTICLE VII
CONDITIONS TO THE MERGER

        7.1    Conditions to Each Party's Obligations to Effect the Merger.     The respective obligations of Parent, Merger Sub and the Company to consummate the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) at or prior to the Effective Time of each of the following conditions:

          (a)    Requisite Stockholder Approval.    The Company's receipt of the Requisite Stockholder Approval at the Company Stockholder Meeting.

          (b)    Antitrust Laws.    The waiting periods (and any extensions thereof), if any, applicable to the Merger pursuant to the HSR Act and the other Antitrust Laws set forth in Section 7.1(b) of the Company Disclosure Letter will have expired or otherwise been terminated, or all requisite consents pursuant thereto will have been obtained.

          (c)    No Prohibitive Injunctions or Laws.    No temporary restraining order, preliminary or permanent injunction or other judgment or order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Merger will be in effect, no action will have been taken by any Governmental Authority of competent jurisdiction, and no Law will have been enacted, entered, enforced or deemed applicable to the Merger, that, in each case, prohibits, makes illegal or enjoins the consummation of the Merger.

        7.2    Conditions to the Obligations of Parent and Merger Sub.     The obligations of Parent and Merger Sub to consummate the Merger will be subject to the satisfaction or waiver (where permissible pursuant to applicable Law) at or prior to the Effective Time of each of the following conditions, any of which may be waived exclusively by Parent:

          (a)    Representations and Warranties.

              (i)  Other than the representations and warranties listed in Section 7.2(a)(ii) and Section 7.2(a)(iii), the representations and warranties of the Company set forth in this Agreement will be true and correct (without giving effect to any materiality or Company Material Adverse Effect qualifications set forth therein) as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except for such failures (considered collectively) to be true and correct that would not have a Company Material Adverse Effect.

             (ii)  The representations and warranties set forth in Section 3.1, Section 3.2, Section 3.3(c), Section 3.4, Section 3.7(c) (other than the first sentence thereof), Section 3.7(d), Section 3.12(b) and Section 3.25 that (A) are not qualified by Company Material Adverse Effect or other materiality qualifications will be true and correct in all material respects as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct in all material respects as of such earlier date); and (B) that are qualified by Company Material Adverse Effect or other materiality qualifications will be true and correct in all respects (without disregarding such Company Material Adverse Effect or other materiality qualifications) as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct in all respects as of such earlier date).

            (iii)  The representations and warranties set forth in Section 3.7(a), Section 3.7(b)(i) and the first sentence of Section 3.7(c) will be true and correct in all respects as of the Closing Date (in each case (A) without giving effect to any Company Material Adverse Effect or other materiality qualifications; and (B) except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except where the failure to be so true and correct in all respects would not reasonably be expected to result in additional costs, expenses or liabilities to the Company, Parent and their Affiliates in the aggregate in excess of $7,500,000.

          (b)    Performance of Obligations of the Company.    The Company will have performed and complied in all material respects with all covenants and obligations in this Agreement required to be performed and complied with by it at or prior to the Closing.

          (c)    Officer's Certificate.    Parent and Merger Sub will have received a certificate of the Company, validly executed for and on behalf of the Company and in its name by a duly authorized executive officer thereof, certifying that the conditions set forth in Section 7.2(a) and Section 7.2(b) have been satisfied.

          (d)    Company Material Adverse Effect.    No Company Material Adverse Effect will have occurred after the date of this Agreement that is continuing.

        7.3    Conditions to the Company's Obligations to Effect the Merger.     The obligations of the Company to consummate the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) at or prior to the Effective Time of each of the following conditions, any of which may be waived exclusively by the Company:

          (a)    Representations and Warranties.    The representations and warranties of Parent and Merger Sub set forth in this Agreement will be true and correct (without giving effect to any materiality or Parent Material Adverse Effect qualifications set forth therein) as of the Closing Date as if made at and as of the Closing Date (except (i) for any failure to be so true and correct that would not, individually or in the aggregate, prevent or materially delay the consummation of the Merger or the ability of Parent and Merger Sub to fully perform their respective covenants and obligations pursuant to this Agreement; and (ii) to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except for such failures (considered collectively) to be true and correct that would not have a Parent Material Adverse Effect.

          (b)    Performance of Obligations of Parent and Merger Sub.    Parent and Merger Sub will have performed and complied in all material respects with all covenants and obligations in this Agreement required to be performed and complied with by Parent and Merger Sub at or prior to the Closing.

          (c)    Officer's Certificate.    The Company will have received a certificate of Parent and Merger Sub, validly executed for and on behalf of Parent and Merger Sub and in their respective names by a duly authorized officer thereof, certifying that the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied.

ARTICLE VIII
TERMINATION

        8.1    Termination.     This Agreement may be terminated at any time prior to the Effective Time, whether before or after the receipt of the Requisite Stockholder Approval (except as provided in this

Agreement), only as follows (it being understood and agreed that this Agreement may not be terminated for any other reason or on any other basis):

          (a)   by mutual written agreement of Parent and the Company;

          (b)   by either Parent or the Company if any (i) permanent injunction or other judgment or order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Merger is in effect, or any action has been taken by any Governmental Authority of competent jurisdiction, that, in each case, prohibits, makes illegal or enjoins the consummation of the Merger and has become final and non-appealable; or (ii) Law is enacted, entered, enforced or deemed applicable to the Merger that prohibits, makes illegal or enjoins the consummation of the Merger, except, in each case, that the right to terminate this Agreement pursuant to this Section 8.1(b) will not be available to any Party that has failed to use its reasonable best efforts to resist, appeal, obtain consent pursuant to, resolve or lift, as applicable, such injunction, judgment, order, restraint, prohibition, action or Law;

          (c)   by either Parent or the Company if the Effective Time has not occurred by 11:59 p.m. on June 6, 2020 (such time and date, the "Termination Date"), except that if as of the Termination Date all conditions to this Agreement are satisfied (other than those conditions that by their terms are to be satisfied at the Closing, each of which is capable of being satisfied at the Closing) or waived (where permissible pursuant to applicable Law), other than the conditions set forth in Section 7.1, then the Termination Date will be automatically extended (without any action required of Parent, Merger Sub or the Company) to 11:59 p.m. on August 6, 2020, it being understood that the right to terminate this Agreement pursuant to this Section 8.1(c) will not be available to (i) (1) Parent if the Company has the right to terminate this Agreement pursuant to Section 8.1(g) or Section 8.1(i); or (2) the Company if Parent has the right to terminate this Agreement pursuant to Section 8.1(e); or (ii) any Party whose action or failure to act (which action or failure to act constitutes a breach by such Party of this Agreement) has been the primary cause of, or primarily resulted in, either (A) the failure to satisfy the conditions to the obligations of the terminating Party to consummate the Merger set forth in Article VII prior to the Termination Date; or (B) the failure of the Effective Time to have occurred prior to the Termination Date;

          (d)   by either Parent or the Company if the Company fails to obtain the Requisite Stockholder Approval at the Company Stockholder Meeting at which a vote is taken on the adoption of this Agreement, except that the right to terminate this Agreement pursuant to this Section 8.1(d) will not be available to any Party whose action or failure to act (which action or failure to act constitutes a material breach by such Party of this Agreement) has been the cause of, or resulted in, the failure to obtain the Requisite Stockholder Approval at the Company Stockholder Meeting;

          (e)   by Parent if the Company has breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in the failure of a condition set forth in Section 7.1 or Section 7.2, except that if such breach or failure to perform is capable of being cured by the Termination Date, Parent will not be entitled to terminate this Agreement pursuant to this Section 8.1(e) prior to the delivery by Parent to the Company of written notice of such breach or failure to perform, delivered at least 45 days prior to such termination, stating Parent's intention to terminate this Agreement pursuant to this Section 8.1(e) and the basis for such termination, it being understood that Parent will not be entitled to terminate this Agreement if such breach or failure to perform has been cured prior to termination (to the extent capable of being cured);

          (f)    by Parent if at any time (i) the Company Board (or a committee thereof) has effected a Company Board Recommendation Change, except that Parent's right to terminate this Agreement pursuant to this Section 8.1(f) will expire at 5:00 p.m. on the 10th Business Day following the date on which such right to terminate first arose; or (ii) the Company has breached or failed to perform in any material respect its obligations under Section 5.3(a);

          (g)   by the Company if Parent or Merger Sub has breached or failed to perform in any material respect any of its respective representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 7.1 or Section 7.3, except that if such breach or failure to perform is capable of being cured by the Termination Date, the Company will not be entitled to terminate this Agreement pursuant to this Section 8.1(g) prior to the delivery by the Company to Parent of written notice of such breach or failure to perform, delivered at least 45 days prior to such termination, stating the Company's intention to terminate this Agreement pursuant to this Section 8.1(g) and the basis for such termination, it being understood that the Company will not be entitled to terminate this Agreement if such breach or failure to perform has been cured prior to termination (to the extent capable of being cured);

          (h)   by the Company (at any time prior to receiving the Requisite Stockholder Approval) if (i) the Company has received a Superior Proposal; (ii) the Company Board (or a committee thereof) has authorized the Company to enter into an Alternative Acquisition Agreement to consummate the Acquisition Transaction contemplated by that Superior Proposal; (iii) concurrently with such termination, the Company pays, or causes to be paid, to Parent or its designee the Company Termination Fee pursuant to Section 8.3(b)(iii); and (iv) the Company has complied in all material respects with Section 5.3 with respect to such Superior Proposal; or

          (i)    by the Company if (i) the Marketing Period has ended and all of the conditions set forth in Section 7.1 and Section 7.2 have been and continue to be satisfied or waived (other than those conditions that by their terms are to be satisfied at the Closing, each of which is capable of being satisfied at the Closing); (ii) Parent and Merger Sub fail to consummate the Merger on the date required pursuant to Section 2.3; (iii) the Company has notified Parent in writing that (A) it is ready, willing and able to consummate the Closing; and (B) all conditions set forth in Section 7.3 have been satisfied (other than those conditions that by their terms are to be satisfied at the Closing, each of which is capable of being satisfied at the Closing) or that it is willing to waive any unsatisfied conditions set forth in Section 7.3; and (iv) Parent and Merger Sub fail to consummate the Merger by the second Business Day after the delivery of the notice described in clause (iii).

        8.2    Manner and Notice of Termination; Effect of Termination.

          (a)    Manner of Termination.    The Party terminating this Agreement pursuant to Section 8.1 (other than pursuant to Section 8.1(a)) must deliver prompt written notice thereof to the other Parties setting forth in reasonable detail the provision of Section 8.1 pursuant to which this Agreement is being terminated and the facts and circumstances forming the basis for such termination pursuant to such provision.

          (b)    Effect of Termination.    Any proper and valid termination of this Agreement pursuant to Section 8.1 will be effective immediately upon the mutual written agreement of Parent and the Company or the delivery of written notice by the terminating Party to the other Parties. Following the termination of this Agreement pursuant to Section 8.1, this Agreement will be of no further force or effect without liability of any Party (or any direct or indirect equity holder, controlling person, partner, member, manager, stockholder, director, officer, employee, Affiliate, agent or other representative of such Party) to the other Parties, as applicable, except, and subject in all respects to this Section 8.2, that Section 6.6(e), Section 6.6(f), Section 6.14, this Section 8.2, Section 8.3 and Article IX will each survive the termination of this Agreement, in each case in accordance with their respective terms. Notwithstanding the previous sentence, but subject to Section 8.3, Section 9.10 and Section 9.16, nothing in this Agreement will relieve any Party from any liability for fraud or any willful and material breach of this Agreement prior to the termination of this Agreement. For the avoidance of doubt, in the event of any termination of this Agreement, the Financing Sources will have no liability to the Company, any of its Affiliates or any of its or their direct or indirect equityholders pursuant to this Agreement or otherwise relating to or arising out of the transactions contemplated by this Agreement or any Debt Financing (including for any willful and material breach), except that the foregoing will not preclude any liability of the Financing Sources to the Company and its Affiliates, in each case after the Closing Date, under any definitive agreements relating to any Debt Financing or any liability of the Financing Sources to Parent or Merger Sub or their respective Affiliates under the Debt Commitment Letter or any definitive agreements relating to the Debt Financing. No valid termination of this Agreement will affect the rights or obligations of any Party pursuant to the Confidentiality Agreement, the Guarantee or the Financing Letters, which rights, obligations and agreements will survive the valid termination of this Agreement in accordance with their respective terms.

        8.3    Fees and Expenses.

          (a)    General.    Except as set forth in this Section 8.3, all fees and expenses incurred in connection with this Agreement and the Merger will be paid by the Party incurring such fees and expenses whether or not the Merger is consummated. For the avoidance of doubt, Parent or the Surviving Corporation will be responsible for all fees and expenses of the Payment Agent. Except as set forth in Section 2.9(e), Parent will pay or cause to be paid all (i) transfer, stamp and documentary Taxes or fees; and (ii) sales, use, real property transfer and other similar Taxes or fees, in each case arising out of or in connection with entering into this Agreement and the consummation of the Merger.

          (b)    Company Payments.

            (i)    Future Transactions.    If (A) this Agreement is validly terminated pursuant to Section 8.1(c), Section 8.1(d) or Section 8.1(e); (B) at the time of such termination, the conditions set forth in Sections 7.1(b) and Section 7.1(c) have been satisfied or are capable of being satisfied and the conditions set forth in Section 7.3(a) and Section 7.3(b) would be satisfied if the date of such termination was the Closing Date; (C) following the execution and delivery of this Agreement and prior to the termination of this Agreement pursuant to Section 8.1(c), Section 8.1(d) or Section 8.1(e), an Acquisition Proposal has been publicly announced or publicly disclosed and not withdrawn or otherwise abandoned; and (D) within one year of the termination of this Agreement pursuant to Section 8.1(c), Section 8.1(d) or Section 8.1(e), as applicable, either an Acquisition Transaction is consummated or the Company enters into a definitive agreement providing for the consummation of an Acquisition Transaction, then the Company will, concurrently with the consummation of such Acquisition Transaction, pay or cause to be paid to Parent or its designee an amount equal to the Company Termination Fee by wire transfer of immediately available funds to the account designated in Schedule 8.3(b) (which Schedule may be updated by Parent from time to time). For purposes of this Section 8.3(b)(i), all references to "15 percent" in the definition of "Acquisition Transaction" will be deemed to be references to "50 percent."

            (ii)    Company Board Recommendation Change.    If this Agreement is validly terminated pursuant to Section 8.1(f), then the Company must, within two Business Days following such termination, pay or cause to be paid to Parent or its designee the Company Termination Fee by wire transfer of immediately available funds to the account designated in Schedule 8.3(b) (which Schedule may be updated by Parent from time to time).

            (iii)    Superior Proposal.    If this Agreement is validly terminated pursuant to Section 8.1(h), then the Company must, concurrently with such termination, pay or cause to be paid to Parent or its designee the Company Termination Fee by wire transfer of immediately available funds to the account designated in Schedule 8.3(b) (which Schedule may be updated by Parent from time to time).

          (c)    Parent Payment.    If this Agreement is validly terminated pursuant to Section 8.1(g) or Section 8.1(i), or by either Parent or the Company pursuant to Section 8.1(c) and at such time the Company could have terminated this Agreement pursuant to Section 8.1(g) or Section 8.1(i), then Parent must, within two Business Days following such termination, pay or cause to be paid to the Company or its designee an amount equal to the Parent Termination Fee by wire transfer of immediately available funds to the account designated in Schedule 8.3(c) (which Schedule may be updated by the Company from time to time).

          (d)    Single Payment Only; Liquidated Damages.    The Parties acknowledge and agree that in no event will the Company or Parent, as applicable, be required to pay the Company Termination Fee or the Parent Termination Fee, as applicable, on more than one occasion, whether or not the Company Termination Fee or the Parent Termination Fee, as applicable, may be payable pursuant to more than one provision of this Agreement at the same or at different times and upon the occurrence of different events. The Parties acknowledge and agree that (i) the agreements contained in this Section 8.3 are an integral part of the transactions contemplated by this Agreement; (ii) the damages resulting from the termination of this Agreement under circumstances where the Company Termination Fee or the Parent Termination Fee is payable are uncertain and incapable of accurate calculation; and (iii) without these agreements, the Parties would not enter into this Agreement. Therefore, the Company Termination Fee or the Parent Termination Fee, as applicable, if, as and when required to be paid pursuant to this Section 8.3 will not constitute a penalty but rather liquidated damages in a reasonable amount that will compensate the Party receiving such amount in the circumstances in which it is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Merger.

          (e)    Payments; Default.    The Parties acknowledge and agree that the agreements contained in this Section 8.3 are an integral part of the Merger and that, without these agreements, the Parties would not enter into this Agreement. Accordingly, if the Company fails to promptly pay any amount due pursuant to Section 8.3(b) or Parent fails to promptly pay any amounts due pursuant to Section 8.3(c) and, in order to obtain such payment, Parent, on the one hand, or the Company, on the other hand, commences a Legal Proceeding that results in a judgment against the Company for the amount set forth in Section 8.3(b) or any portion thereof or a judgment against Parent for the amount set forth in Section 8.3(c) or any portion thereof, as applicable, then the non-paying party will pay or cause to be paid to the other party the reasonable and documented out-of-pocket costs and expenses (including reasonable and documented attorneys' fees) of the other party in connection with such Legal Proceeding, together with interest on such amount or portion thereof at an annual rate equal to the prime rate (as published in The Wall Street Journal in effect on the date that such payment or portion thereof was required to be made) plus five percent through the date that such payment or portion thereof was actually received, or a lesser rate that is the maximum permitted by applicable Law. Any payment under this Section 8.3(e) will be made by the non-paying Party to the other Party or its designee by wire transfer of immediately available funds to account designated in Schedule 8.3(b) or Schedule 8.3(c), as applicable.

          (f)    Sole and Exclusive Remedy.

            (i)    For the Company.    If this Agreement is validly terminated pursuant to Section 8.1 in the circumstances in which the Parent Termination Fee is payable pursuant to Section 8.3(c), Parent's payment of the Parent Termination Fee to the extent owed pursuant to Section 8.3(c) (including, without duplication, the Company's right to enforce the Guarantee with respect thereto and receive the Parent Termination Fee from Guarantor), any amounts owed pursuant to Section 8.3(e) and the Reimbursement Obligations, and the Company's right to specific performance pursuant to Section 9.10 (subject to the limitations set forth in Section 9.10), will be the sole and exclusive remedies of the Company and any Company Related Party against (A) Parent, Merger Sub or Guarantor; and (B) the former, current and future direct or indirect holders of any equity, controlling persons, Representatives, Financing Sources, Affiliates (other than Parent, Merger Sub or Guarantor), members, managers, general or limited partners, stockholders and assignees of each of Parent, Merger Sub and Guarantor (the Persons in clauses (A) and (B) collectively, the "Parent Related Parties") in respect of this Agreement, the Financing Letters, the Guarantee (subject to the Company's right to enforce the Guarantee) and the transactions contemplated by this Agreement and by such agreements (including any breach by Guarantor), Parent or Merger Sub, the termination of this Agreement, the failure to consummate the Merger or any claims or actions under applicable Law arising out of any such breach, termination or failure. Upon payment of the Parent Termination Fee and the Reimbursement Obligations (to the extent due) to the Company, none of the Parent Related Parties will have any further monetary liability or obligation to the Company Related Parties relating to or arising out of this Agreement, the Financing Letters, the Guarantee or the transactions contemplated by this Agreement and by such agreements (except that (1) Parent and Merger Sub (or their Affiliates) will remain obligated with respect to, and the Company and its Subsidiaries may be entitled to remedies with respect to, the Confidentiality Agreement, Section 8.2, Section 8.3(a) (with respect to the expenses of Parent and Merger Sub) and Section 8.3(e); and (2) Guarantor will remain obligated, and the Company and its Subsidiaries may be entitled to remedies, with respect to the Guarantee (to the extent provided therein)). The foregoing will not preclude any liability of the Financing Sources to the Company (following the Closing Date), Parent or Merger Sub under the Debt Commitment Letters or any definitive agreements relating to the Debt Financing or limit the Company (following the Closing Date), Parent or Merger Sub from seeking to recover any such damages or obtain equitable relief from or with respect to any Financing Source pursuant to the Debt Commitment Letters or any definitive agreements relating to the Debt Financing. Other than Guarantor's obligations under the Guarantee and the Equity Commitment Letter and other than the obligations of Parent and Merger Sub to the extent expressly provided in this Agreement, in no event will any Parent Related Party or any other Person other than Guarantor, Parent and Merger Sub have any liability for monetary damages to the Company or any other Person relating to or arising out of this Agreement or the Merger.

            (ii)    For Parent.    If this Agreement is validly terminated pursuant to Section 8.1, Parent's receipt of the Company Termination Fee to the extent owed pursuant to Section 8.3(b) and any amounts owed pursuant to Section 8.3(e), and Parent's right to specific performance pursuant to Section 9.10 (subject to the limitations set forth in Section 9.10), will be the sole and exclusive remedies of Parent and Merger Sub against (A) the Company and its Subsidiaries; and (B) the former, current and future holders of any equity, controlling persons, Representatives, Affiliates, members, managers, general or limited partners, stockholders and assignees of each of the Company, its Subsidiaries and each of their respective Affiliates (the Persons in clauses (A) and (B) collectively, the "Company Related Parties") in respect of this Agreement and the Merger. Upon payment of the Company Termination Fee to Parent or its designee, none of the Company Related Parties will have any further monetary liability or obligation to any Parent Related Party relating to or arising out of this Agreement or the Merger (except that the Company and its Subsidiaries (or their Affiliates) will remain obligated with respect to, and Parent and Merger Sub may be entitled to remedies with respect to, the Confidentiality Agreement, Section 8.3(a) (with respect to the expenses of the Company) and Section 8.3(e), as applicable).

          (g)    Maximum Liability Amount.    Notwithstanding anything to the contrary in this Agreement or any Transaction Document, but subject to Section 9.10(b), the maximum aggregate liability, whether in equity or at law, in contract or in tort, or otherwise, taking into account any payment of the Parent Termination Fee or Company Termination Fee, as applicable, and any other payment in connection with any Transaction Document or otherwise, as applicable, of any Related Party (i) for any willful and material breach under this Agreement or any Transaction Document; (ii) in connection with the failure of the Merger (including the Financing) or the other transactions contemplated by this Agreement or under the Transaction Documents to be consummated; or (iii) in respect of any representation or warranty made or alleged to have been made in connection with this Agreement or any Transaction Document will, collectively, not exceed under any circumstances an amount equal to $111,914,539.

          (h)    Acknowledgement Regarding Specific Performance.    Notwithstanding anything to the contrary in this Agreement, it is acknowledged and agreed that Parent, Merger Sub and the Company will each be entitled to an injunction, specific performance or other equitable relief as provided in Section 9.10(b), except that, although the Company, in its sole discretion, may determine its choice of remedies under this Agreement, including by pursuing specific performance in accordance with, but subject to the limitations of, Section 9.10(b), under no circumstances will the Company, directly or indirectly, be permitted or entitled to receive both specific performance of the type contemplated by Section 9.10(b) and any monetary damages.

ARTICLE IX
GENERAL PROVISIONS

        9.1    Survival of Representations, Warranties and Covenants.    The representations, warranties and covenants of the Company, Parent and Merger Sub contained in this Agreement will terminate at the Effective Time, except that any covenants that by their terms survive the Effective Time will survive the Effective Time in accordance with their respective terms.

        9.2    Notices.

          (a)    Addresses for Notice.    All notices and other communications under this Agreement must be in writing and will be deemed to have been duly delivered and received hereunder (i) four Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (ii) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; (iii) immediately upon delivery by hand or by fax; or (iv) on the date sent by email (except that notice given by email will not be effective unless either (A) a duplicate copy of such email notice is promptly given by one of the other methods described in this Section 9.2 or (B) the receiving Party delivers a written confirmation of receipt of such notice either by email or any other method described in this Section 9.2 (excluding "out of office" or other automated replies)), in each case to the intended recipient as set forth below:

        if to Parent, Merger Sub or the Surviving Corporation to:

Ferrari Group Holdings, L.P. c/o Advent International Corporation 800 Boylston Street Boston, MA 02199
Attn:	Bryan Taylor Lauren Young James Westra
Fax:	(617) 951-0566
Email:	bryan.taylor@adventinternational.com lyoung@adventinternational.com jwestra@adventinternational.com with copies (which will not constitute notice) to:
Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, MA 02199-3600
Attn:	Amanda McGrady Morrison Thomas L. Holden
Fax:	(617) 235 0620
Email:	amanda.morrison@ropesgray.com thomas.holden@ropesgray.com

        if to the Company (prior to the Effective Time) to:

Forescout Technologies, Inc. 190 West Tasman Drive San Jose, CA 95134
Attn:	Darren J. Milliken SVP, General Counsel, Corporate Secretary & Chief Compliance Officer
Email:	darren.milliken@forescout.com
with copies (which will not constitute notice) to:
Wilson Sonsini Goodrich & Rosati Professional Corporation 650 Page Mill Road Palo Alto, CA 94304-1050
Attn:	Steven E. Bochner Douglas K. Schnell
Fax:	(650) 493-6811
Email:	sbochner@wsgr.com dschnell@wsgr.com

          (b)    Additional Procedures.    Any notice received by the addressee on any Business Day after 5:00 p.m., addressee's local time, or on any day that is not a Business Day will be deemed to have been received at 9:00 a.m., addressee's local time, on the next Business Day. From time to time, any Party may provide notice to the other Parties of a change in its address or any of the other details specified in or pursuant to this Section 9.2 through a notice given in accordance with this Section 9.2, except that notice of any such change will not be deemed to have been received until, and will be deemed to have been received upon, the later of the date (i) specified in such notice;

  or (ii) that is five Business Days after such notice would otherwise be deemed to have been received pursuant to this Section 9.2.

        9.3    Amendment.     Subject to applicable Law and the other provisions of this Agreement, this Agreement may be amended by the Parties at any time by execution of an instrument in writing signed on behalf of each of Parent, Merger Sub and the Company (pursuant to authorized action by the Company Board (or a committee thereof)), except that if the Company has received the Requisite Stockholder Approval, then no amendment may be made to this Agreement that requires the approval of the Company Stockholders pursuant to the DGCL without receiving such approval. Notwithstanding anything to the contrary in this Agreement, the provisions specifically relating to the Financing Sources set forth in Section 8.3, Section 9.5, Section 9.8, the last sentence of Section 9.10(b)(ii), Section 9.12(b), Section 9.13, Section 9.16(b) and this Section 9.3 (together with any related defined terms and the provisions of this Agreement to the extent a modification, waiver or termination of such provision would modify the substance of any of the foregoing sections in a manner materially adverse to the Financing Sources) may not be amended, modified or altered without the prior written consent of the Financing Sources that are party to the Debt Commitment Letters, except that, in the case of any Financing Source that is not a party to the Debt Commitment Letters, the consent of the Financing Source with which it is affiliated that is a party to the Debt Commitment Letters will be binding on such Financing Source that is not a party to the Debt Commitment Letters.

        9.4    Extension; Waiver.     At any time and from time to time prior to the Effective Time, any Party may, to the extent legally allowed and except as otherwise set forth in this Agreement, (a) extend the time for the performance of any of the obligations or other acts of the other Parties, as applicable; (b) waive any inaccuracies in the representations and warranties made to such Party in this Agreement; and (c) subject to the requirements of applicable Law, waive compliance with any of the agreements or conditions for the benefit of such Party contained in this Agreement. Any agreement by a Party to any such extension or waiver will be valid only if set forth in an instrument in writing signed by such Party. Any delay in exercising any right pursuant to this Agreement will not constitute a waiver of such right.

        9.5    Assignment.     No Party may assign either this Agreement or any of its rights, interests, or obligations under this Agreement without the prior written approval of the other Parties, except that Parent and Merger Sub will have the right to assign all or any portion of their respective rights and obligations pursuant to this Agreement (a) from and after the Effective Time, in connection with a merger or consolidation involving Parent or Merger Sub or other disposition of all or substantially all of the assets of Parent, Merger Sub or the Surviving Corporation; (b) to any of their respective Affiliates; or (c) to any Financing Source pursuant to the terms of the Financing for purposes of creating a security interest in this Agreement or otherwise assigning as collateral in respect of the Financing, it being understood that, in each case, such assignment must not (i) affect the obligations of the parties (including Financing Sources) pursuant to the Financing Letters or Guarantor pursuant to the Guarantee; or (ii) impede or delay the consummation of the Merger or otherwise materially impede the rights of the holders of shares of Company Common Stock, Company Stock-Based Awards and Company Options pursuant to this Agreement. Subject to the preceding sentence, this Agreement will be binding upon and will inure to the benefit of the Parties and their respective successors and permitted assigns. No assignment by any Party will relieve such Party of any of its obligations under this Agreement.

        9.6    Confidentiality.     Parent, Merger Sub and the Company acknowledge that Advent International Corporation and the Company have previously executed the Confidentiality Agreement, which will continue in full force and effect in accordance with its terms. Each of Parent, Merger Sub and their respective Representatives will hold and treat all documents and information concerning the Company and its Subsidiaries furnished or made available to Parent, Merger Sub or their respective Representatives in connection with the Merger in accordance with the Confidentiality Agreement. By executing this Agreement, each of Parent and Merger Sub agree to be bound by, and to cause their

Representatives to be bound by, the terms and conditions of the Confidentiality Agreement as if they were the counterparty thereto.

        9.7    Entire Agreement.     This Agreement and the documents and instruments and other agreements among the Parties as contemplated by or referred to in this Agreement, including the Confidentiality Agreement, the Company Disclosure Letter, the Guarantee and the Financing Letters, constitute the entire agreement among the Parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter of this Agreement. Notwithstanding anything to the contrary in this Agreement, the Confidentiality Agreement will (a) not be superseded; (b) survive any termination of this Agreement; and (c) continue in full force and effect until the earlier to occur of the (i) Effective Time and (ii) date on which the Confidentiality Agreement expires in accordance with its terms or is validly terminated.

        9.8    Third Party Beneficiaries.     Except as set forth in Section 6.10 and this Section 9.8, the Parties agree that their respective representations, warranties and covenants set forth in this Agreement are solely for the benefit of the other Parties in accordance with and subject to the terms of this Agreement. This Agreement is not intended to, and will not, confer upon any other Person any rights or remedies under this Agreement, except (a) as set forth in or contemplated by Section 6.10; (b) if the requirements to a grant of specific performance set forth in Section 9.10(b)(ii) are met but a court of competent jurisdiction has declined to grant specific performance and has instead granted an award of damages, then the Company may enforce such award and, subject to Section 8.3(g), seek additional damages on behalf of the holders of shares of Company Common Stock, Company Stock-Based Awards and Company Options (which Parent, Merger Sub and Guarantor acknowledge and agree may include damages based on a decrease in share value or lost premium); (c) if Parent or Merger Sub wrongfully terminates or willfully breaches this Agreement, or if Guarantor wrongfully terminates or willfully breaches the Guarantee, then following the termination of this Agreement, the Company may, subject to Section 8.3(g), seek damages and other relief (including equitable relief) on behalf of the holders of shares of Company Common Stock, Company Stock-Based Awards and Company Options (which Parent, Merger Sub and Guarantor acknowledge and agree may include damages based on a decrease in share value or lost premium); and (d) from and after the Effective Time, the rights of the holders of shares of Company Common Stock, Company Stock-Based Awards and Company Options to receive the merger consideration set forth in Article II. The rights granted pursuant to clause (b) and clause (c) of the second sentence of this Section 9.8 will only be enforceable on behalf of the holders of shares of Company Common Stock, Company Stock-Based Awards and Company Options by the Company, in its sole and absolute discretion, as agent for such holders, and it is understood and agreed that any and all interests in such claims will attach to such shares of the Company Common Stock, Company Stock-Based Awards or Company Options and subsequently transfer therewith and, consequently, any damages, settlements or other amounts recovered or received by the Company with respect to such claims (net of expenses incurred by the Company in connection therewith) may, in the Company's sole and absolute discretion, be (A) distributed, in whole or in part, by the Company to such holders as of any date determined by the Company; or (B) retained by the Company for the use and benefit of the Company in any manner that the Company deems fit. The provisions of Section 8.3, Section 9.3, Section 9.5, the last sentence of Section 9.10(b)(ii), Section 9.12(b), Section 9.13, Section 9.16(b) and this Section 9.8 will inure to the benefit of the Financing Sources and their successors and assigns, each of whom are intended to be third-party beneficiaries thereof (it being understood and agreed that Section 8.3, Section 9.3, Section 9.5, the last sentence of Section 9.10(b)(ii), Section 9.12(b), Section 9.13, Section 9.16(b) and this Section 9.8 will be enforceable by the Financing Sources and their respective successors and assigns).

        9.9    Severability.     In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties. The Parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

        9.10    Remedies.

          (a)    Remedies Cumulative.    Except as otherwise provided in this Agreement, any and all remedies expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred by this Agreement or by applicable Law on such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. Notwithstanding anything to the contrary in any Transaction Document or otherwise, although the Company may, subject in all respects to Section 8.2, Section 8.3, this Section 9.10 and Section 9.16 (and, in each case, the limitations set forth herein or therein), pursue both (i) a grant of specific performance, and (ii) payment of monetary damages pursuant to Section 8.2(b) or the Parent Termination Fee, if, as and when required pursuant to Section 8.3(c), under no circumstances will the Company, directly or indirectly, be permitted or entitled to receive (A) both a grant of specific performance or other equitable relief to cause the Equity Financing to be funded (whether under this Agreement or the Equity Commitment Letter) and the occurrence of the Closing, on the one hand, and (1) payment of any monetary damages (including any monetary damages in lieu of specific performance) whatsoever or (2) payment of any of the Parent Termination Fee and the amounts, if any, as and when due, pursuant to Section 8.3(f)(i) or the Reimbursement Obligations, on the other hand; or (B) both payment of any monetary damages (including any monetary damages in lieu of specific performance) whatsoever, on the one hand, and payment of any of the Parent Termination Fee and the amounts, if any, as and when due, pursuant to Section 8.3(f)(i) or the Reimbursement Obligations, on the other hand.

          (b)    Specific Performance.

            (i)    Irreparable Damage.    The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the Parties do not perform the provisions of this Agreement (including any Party failing to take such actions that are required of it by this Agreement in order to consummate the Merger) in accordance with its specified terms or otherwise breach such provisions. Subject to Section 9.10(b)(ii), the Parties acknowledge and agree that, subject to the penultimate sentence of Section 8.2(b), (A) the Parties will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms of this Agreement (including, subject to Section 9.10(b)(ii), specific performance or other equitable relief to cause Parent to perform any obligations required of it to enforce its rights under the Equity Commitment Letter); (B) the provisions of Section 8.3 are not intended to and do not adequately compensate the Company, on the one hand, or Parent and Merger Sub, on the other hand, for the harm that would result from a breach of this Agreement, and will not be construed to diminish or otherwise impair in any respect any Party's right to an injunction, specific performance and other equitable relief; and (C) the right of specific enforcement is an integral part of the Merger and without that right, neither the Company nor Parent would have entered into this Agreement.

            (ii)    Specific Performance in Respect of the Equity Financing.    Notwithstanding anything to the contrary in this Agreement or any Transaction Document, and subject in all respects to this Section 9.10(b)(ii), it is acknowledged and agreed that Parent has an obligation under this Agreement to cause the Equity Financing to be funded and to effect the Closing and consummate the Merger, including by exercising its rights under the Equity Commitment Letter, and that such obligation of Parent, and the right of the Company to specific performance in connection with enforcing such obligation of Parent (whether under this Agreement or the Equity Commitment Letter) will be subject to the requirements that (A) all of the conditions set forth in Section 7.1 and Section 7.2 have been and continue to be satisfied or waived (other than those conditions that by their terms are to be satisfied at the Closing, each of which is capable of being satisfied at the Closing); (B) the Debt Financing has been funded or will be funded in accordance with the terms thereof at the Closing if the Equity Financing is funded at the Closing; (C) Parent and Merger Sub have failed to consummate the Merger on the date required pursuant to Section 2.3; and (D) the Company has confirmed in a written notice to Parent that if specific performance is granted and the Equity Financing and Debt Financing are funded, then it would take such actions that are required of it by this Agreement to cause the Closing to occur. In no event will the Company be entitled to enforce or seek to enforce specifically Parent's obligation to cause the Equity Financing to be funded or to complete the Merger if the Debt Financing has not been funded in full (or is not reasonably expected to be funded in full at the Closing if the Equity Financing is funded at the Closing). In addition, it is acknowledged and agreed that the Company will be entitled to specific performance to cause Parent and Merger Sub to comply with their obligations under Section 6.5(b). Notwithstanding anything to the contrary set forth herein, in no event shall the Company, any of its equityholders or any of their respective Affiliates or their respective representatives be entitled to, or permitted to seek, specific performance of any Financing Sources, it being understood that the foregoing will not limit or affect any rights or remedies that the Company and its Affiliates may have against any Financing Source pursuant to the Debt Financing after the Closing.

            (iii)    No Objections.    The Parties agree not to raise any objections to (A) the granting of an injunction, specific performance or other equitable relief to prevent or restrain breaches or threatened breaches of this Agreement by the Company, on the one hand, or Parent and Merger Sub, on the other hand; and (B) the specific performance of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants, obligations and agreements of the Parties pursuant to this Agreement. Any Party seeking an injunction or injunctions to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms and provisions of this Agreement will not be required to provide any bond or other security in connection with such injunction or enforcement, and each Party irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security.

        9.11    Governing Law.     This Agreement is governed by and construed in accordance with the Laws of the State of Delaware.

        9.12    Consent to Jurisdiction.

          (a)    General Jurisdiction.    Each of the Parties (i) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Legal Proceeding relating to the Merger and the Guarantee, for and on behalf of itself or any of its properties or assets, in accordance with Section 9.2 or in such other manner as may be permitted by applicable Law, but nothing in this Section 9.12 will affect the right of any Party to serve legal process in any other manner permitted by applicable Law; (ii) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Chosen Courts in the event that any dispute or controversy arises out of this Agreement, the Guarantee or the Merger; (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any Chosen Court; (iv) agrees that any Legal Proceeding arising in connection with this Agreement, the Guarantee or the Merger will be brought, tried and determined only in the Chosen Courts; (v) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (vi) agrees that it will not bring any Legal Proceeding relating to this Agreement, the Guarantee or the Merger in any court other than the Chosen Courts. Each of Parent, Merger Sub and the Company agrees that a final judgment in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

          (b)    Jurisdiction for Debt Financing Sources.    Notwithstanding anything in this Agreement to the contrary, each of the Parties acknowledges and irrevocably agrees, subject to Section 9.16(b), (i) that any Legal Proceeding, whether at law or in equity, whether in contract or in tort or otherwise, involving the Financing Sources arising out of, or relating to, the Merger, the Debt Financing, the Debt Commitment Letters, or the performance of services thereunder will be subject to the exclusive jurisdiction of any state or federal court sitting in the State of New York in the borough of Manhattan and any appellate court thereof, and each Party submits for itself and its property with respect to any such Legal Proceeding to the exclusive jurisdiction of such court; (ii) not to bring or permit any of their Affiliates to bring or support anyone else in bringing any such Legal Proceeding in any other court; (iii) to waive and waives, to the fullest extent permitted by applicable Law, any objection that it may now or hereafter have to the laying of venue of, and the defense of an inconvenient forum to the maintenance of, any such Legal Proceeding in any such court; and (iv) any such Legal Proceeding will be governed, construed and enforced in accordance with the Laws of the State of New York. Notwithstanding anything to the contrary in this Agreement, (A) the interpretation of the definition of Company Material Adverse Effect and whether or not a Company Material Adverse Effect has occurred; (B) the determination of the accuracy of any Specified Acquisition Agreement Representations (as defined in the Financing Letter) and whether as a result of any inaccuracy thereof Parent, Merger Sub or their respective Affiliates has the right to terminate its obligations under this Agreement, or to decline to consummate the Merger; and (C) the determination of whether the Merger has been consummated in accordance with the terms of this Agreement will, in each case, be governed and construed in accordance with the Laws of the State of Delaware.

        9.13    WAIVER OF JURY TRIAL.     EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE MERGER, THE GUARANTEE, THE FINANCING LETTERS OR THE FINANCING (INCLUDING ANY SUCH LEGAL PROCEEDING INVOLVING OR AGAINST THE FINANCING SOURCES). EACH PARTY ACKNOWLEDGES AND AGREES THAT (a) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (b) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (c) IT MAKES THIS WAIVER VOLUNTARILY; AND (d) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.13.

        9.14    Counterparts.     This Agreement and any amendments to this Agreement may be executed in one or more textually identical counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Any such counterpart, to the extent delivered by fax or .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (any such delivery, an "Electronic Delivery"), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

        9.15    No Limitation.     It is the intention of the Parties that, to the extent possible, unless provisions are mutually exclusive and effect cannot be given to both or all such provisions, (a) the representations, warranties, covenants and closing conditions in this Agreement will be construed to be cumulative; (b) each representation, warranty, covenant and closing condition in this Agreement will be given full, separate and independent effect; and (c) nothing set forth in any provision in this Agreement will (except to the extent expressly stated) in any way be deemed to limit the scope, applicability or effect of any other provision of this Agreement.

        9.16    Non-recourse.

          (a)    As to Parties.    Each Party agrees, on behalf of itself and its Related Parties, that all Legal Proceedings (whether in contract or in tort, in law or in equity or otherwise, or granted by statute or otherwise, whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil or any other theory or doctrine, including alter ego or otherwise) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to: (i) this Agreement, any of the Transaction Documents or the Merger (including the Financing); (ii) the negotiation, execution or performance of this Agreement or any of the Transaction Documents (including any representation or warranty made in connection with, or as an inducement to, this Agreement or any of the Transaction Documents); (iii) any breach or violation of this Agreement or any of the Transaction Documents; or (iv) any failure of the Merger to be consummated, in each case, may be made only (A) against (and are those solely of) the Persons that are, in the case of this Agreement, expressly identified as parties to this Agreement, and in the case of the Transaction Documents, Persons expressly identified as parties to such Transaction Documents; and (B) in accordance with, and subject to the terms and conditions of, this Agreement or such Transaction Documents, as applicable. Notwithstanding anything in this Agreement or any of the Transaction Documents to the contrary, each Party agrees, on behalf of itself and its Related Parties, that no recourse under this Agreement or any of the Transaction Documents or in connection with the Merger will be sought or had against any other Person, including any Related Party, and no other Person, including any Related Party, will have any liabilities or obligations (whether in contract or in tort, in law or in equity or otherwise, or granted by statute or otherwise, whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil or any other theory or doctrine, including alter ego or otherwise), for any claims, causes of action, obligations or liabilities arising under, out of, in connection with or related in any manner to the items in the clauses (i) through (iv), it being acknowledged and agreed that no personal liability or losses whatsoever will attach to, be imposed on or otherwise be incurred by any of the aforementioned, as such, arising under, out of, in connection with or related in any manner to the items in the clauses (i) through (iv), in each case, except for claims that the Company, Parent or Merger Sub, as applicable, may assert (subject, with respect to the following clauses (2) and (3), in all respects to the limitations set forth in Section 8.2(b), Section 8.3(f), Section 8.3(g), Section 8.3(h), Section 9.10(b) and this Section 9.16): (1) against any Person that is party to, and solely pursuant to the terms and conditions of, the

  Confidentiality Agreement; (2) against Guarantor under, if, as and when required pursuant to the terms and conditions of the Guarantee; (3) against the equity providers for specific performance of their obligation to fund their committed portions of the Equity Financing solely in accordance with, and pursuant to the terms and conditions of, Section 4.5 of the Equity Commitment Letter; or (4) against the Company, Parent and Merger Sub solely in accordance with, and pursuant to the terms and conditions of, this Agreement.

          (b)    As to Financing Sources.    Notwithstanding anything to the contrary in this Agreement, no Financing Source will have any liability to any of the Company's equityholders, any of the Company's Affiliates or, prior to the Closing, the Company, for any obligations or liabilities of Parent or Merger Sub or for any claim (whether at law or equity, in tort, contract or otherwise) based on, in respect of, or by reason of, the transactions contemplated by this Agreement or in respect of any oral representations made or alleged to be made in connection with this Agreement. In no event will any of the Company, its equityholders or its Affiliates (i) make or support any claims for breach of this Agreement against, or seek to recover monetary damages in respect of this Agreement from, any Financing Source; or (ii) seek to enforce the Debt Financing or the Debt Commitment Letter against, make or support any claims for breach of the Debt Financing or the Debt Commitment Letter against, or seek to recover monetary damages in respect of the Debt Financing or the Debt Commitment Letter from, any Financing Source in connection with the Debt Financing or the Debt Commitment Letter or the obligations of any Financing Source thereunder. For the avoidance of doubt, this Section 9.16(b) does not limit or affect any rights or remedies that Parent or Merger Sub or, after the Closing, the Company may have against any Financing Sources pursuant to the Debt Financing Commitment.

[Signature page follows.]

        The Parties are signing this Agreement on the date stated in the introductory clause.

FERRARI GROUP HOLDINGS, L.P.
By:	FERRARI GROUP HOLDINGS GP, LLC
General Partner
By:	/s/ JAMES WESTRA
	Name:	James Westra
	Title:	President and General Counsel
FERRARI MERGER SUB INC.
By:	/s/ JAMES WESTRA
	Name:	James Westra
	Title:	President and General Counsel
FORESCOUT TECHNOLOGIES, INC.
By:	/s/ MICHAEL DECESARE
	Name:	Michael DeCesare
	Title:	Chief Executive Officer

ANNEX B

Section 262 of the Delaware General Corporation Law

§ 262 Appraisal rights

        (a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

        (b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

          (1)   Provided, however, that, except as expressly provided in § 363(b) of this title, no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation (or, in the case of a merger pursuant to § 251(h), as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

          (2)   Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

            a.     Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

            b.     Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

            c.     Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

            d.     Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

          (3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

          (4)   In the event of an amendment to a corporation's certificate of incorporation contemplated by § 363(a) of this title, appraisal rights shall be available as contemplated by § 363(b) of this title, and the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as practicable, with the word "amendment" substituted for the words "merger or consolidation," and the word "corporation" substituted for the words "constituent corporation" and/or "surviving or resulting corporation."

        (c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.

        (d)   Appraisal rights shall be perfected as follows:

          (1)   If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2)   If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to §

   251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

        (e)   Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such statement shall be given to the stockholder within 10 days after such stockholder's request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition or request from the corporation the statement described in this subsection.

        (f)    Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

        (g)   At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder. If immediately before the merger or consolidation the shares of the class or series of stock of the constituent corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger or consolidation for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.

        (h)   After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

        (i)    The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

        (j)    The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

        (k)   From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

        (l)    The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

ANNEX C

Opinion of Morgan Stanley & Co. LLC

2725 Sand Hill Road
Suite 200
Menlo Park, CA 94025

February 5, 2020

Board of Directors
Forescout Technologies, Inc.
190 W. Tasman Drive
San Jose, CA, USA 95134

Members of the Board:

        We understand that Forescout Technologies, Inc. (the "Company"), Ferrari Group Holdings, L.P. ("Parent") and Ferrari Merger Sub, Inc., a wholly owned subsidiary of Parent ("Merger Sub"), propose to enter into an Agreement and Plan of Merger, substantially in the form of the draft dated February 5, 2020 (the "Merger Agreement"), which provides, among other things, for the merger (the "Merger") of Merger Sub with and into the Company. Pursuant to the Merger, the Company will become a wholly owned subsidiary of Parent, and each outstanding share of common stock, par value $0.001 per share, of the Company (the "Company Common Stock"), other than shares of Company Common Stock that are (i) held by the Company as treasury stock, (ii) owned by Parent or Merger Sub, (iii) owned by any direct or indirect wholly owned subsidiary of Parent or Merger Sub as of immediately prior to the effective time of the Merger or (iv) held by stockholders who have neither voted in favor of the adoption of the Merger Agreement nor consented thereto in writing and properly and validly exercised their statutory rights of appraisal in accordance with Section 262 of the General Corporation Law of the State of Delaware (clauses (i), (ii), (iii) and (iv), collectively, the "Excluded Shares"), will be converted into the right to receive $33.00 per share in cash, without interest (the "Per Share Price"). The terms and conditions of the Merger are more fully set forth in the Merger Agreement.

        You have asked for our opinion as to whether the Per Share Price to be received by the holders of shares of the Company Common Stock (other than the holders of the Excluded Shares) pursuant to the Merger Agreement is fair from a financial point of view to such holders of shares of the Company Common Stock.

        For purposes of the opinion set forth herein, we have:

  1)
  Reviewed certain publicly available financial statements and other business and financial information of the Company;

  2)
  Reviewed certain internal financial statements and other financial and operating data concerning the Company;

  3)
  Reviewed certain financial projections prepared by the management of the Company and certain extrapolations prepared with guidance from the management of the Company (which were reviewed and approved for our use by the management of the Company) (collectively, the "Financial Projections");

  4)
  Discussed the past and current operations and financial condition and the prospects of the Company with senior executives of the Company;

  5)
  Reviewed the reported prices and trading activity for the Company Common Stock;

  6)
  Compared the financial performance of the Company and the prices and trading activity of the Company Common Stock with that of certain other publicly-traded companies comparable with the Company, and their securities;

  7)
  Reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

  8)
  Participated in certain discussions and negotiations among representatives of the Company, Parent and certain other parties and their financial and legal advisors;

  9)
  Reviewed the Merger Agreement, the draft commitment letters from certain equity and debt financing providers substantially in the form of the drafts dated February 3, 2020 (the "Financing Letters") and certain related documents; and

  10)
  Performed such other analyses, reviewed such other information and considered such other factors as we have deemed appropriate.

        We have assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to us by the Company, and formed a substantial basis for this opinion. With respect to the Financial Projections, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company of the future financial performance of the Company. We express no view as to such Financial Projections or the assumptions on which they were based. In addition, we have assumed that the Merger will be consummated in accordance with the terms set forth in the Merger Agreement without any waiver, amendment or delay of any terms or conditions, including, among other things, that Parent will obtain financing in accordance with the terms set forth in the Financing Letters, and that the definitive Merger Agreement will not differ in any material respect from the draft thereof furnished to us. Morgan Stanley has assumed that in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the proposed Merger, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed Merger. We are not legal, tax or regulatory advisors. We are financial advisors only and have relied upon, without independent verification, the assessment of the Company and its legal, tax or regulatory advisors with respect to legal, tax or regulatory matters. We express no opinion with respect to the fairness of the amount or nature of the compensation to any of the Company's officers, directors or employees, or any class of such persons, relative to the Per Share Price to be received by the holders of shares of the Company Common Stock (other than the holders of the Excluded Shares) in the Merger. We have not made any independent valuation or appraisal of the assets or liabilities of the Company, nor have we been furnished with any such valuations or appraisals. Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof may affect this opinion and the assumptions used in preparing it, and we do not assume any obligation to update, revise or reaffirm this opinion.

        We have acted as financial advisor to the Board of Directors of the Company in connection with the Merger and will receive a fee for our services, a substantial portion of which is contingent upon the closing of the Merger. In the two years prior to the date hereof, we have provided financial advisory and financing services for Advent International Corporation ("Advent International") and its affiliates (an affiliate of Advent International is the ultimate controlling stockholder of Parent) and the Company and have received fees in connection with such services. Morgan Stanley may also seek to provide financial advisory and financing services to Advent International, Parent and the Company and their respective affiliates in the future and would expect to receive fees for the rendering of these services.

        Please note that Morgan Stanley is a global financial services firm engaged in the securities, investment management and individual wealth management businesses. Our securities business is engaged in securities underwriting, trading and brokerage activities, foreign exchange, commodities and derivatives trading, prime brokerage, as well as providing investment banking, financing and financial advisory services. Morgan Stanley, its affiliates, directors and officers may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for their own account or the accounts of its customers, in debt or equity securities or loans of Advent International, Parent, the Company and their respective affiliates, or any other company, or any currency or commodity, that may be involved in the Merger, or any related derivative instrument. In addition, Morgan Stanley, its affiliates, directors or officers, including individuals working with the Company in connection with the Merger, may have committed and may commit in the future to invest in private equity funds managed by Advent International or its affiliates.

        This opinion has been approved by a committee of Morgan Stanley investment banking and other professionals in accordance with our customary practice. This opinion is for the information of the Board of Directors of the Company and may not be used for any other purpose or disclosed without our prior written consent, except that a copy of this opinion may be included in its entirety in any filing the Company is required to make with the Securities and Exchange Commission in connection with the Merger if such inclusion is required by applicable law. In addition, Morgan Stanley expresses no opinion or recommendation as to how the stockholders of the Company should vote at the stockholders' meeting to be held in connection with the Merger. Our opinion does not address the relative merits of the Merger as compared to any other alternative business transaction, or other alternatives, or whether or not such alternatives could be achieved or are available.

        Based on and subject to the foregoing, we are of the opinion on the date hereof that the Per Share Price to be received by the holders of shares of the Company Common Stock (other than the holders of the Excluded Shares) pursuant to the Merger Agreement is fair from a financial point of view to such holders of shares of the Company Common Stock.

Very truly yours,
MORGAN STANLEY & CO. LLC
By:	/s/ MICHAEL F. WYATT
Michael F. Wyatt
Managing Director

VOTE BY INTERNET – [•] Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern time, the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. Forescout Technologies, Inc. VOTE BY PHONE – [•] Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern time, the day before the special meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to [•]. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY 1.To adopt the Agreement and Plan of Merger, dated as of February 1, 2020, as it may be amended from time to time, by and THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” PROPOSALS 1, 2 AND 3. ForAgainstAbstain among Forescout Technologies, Inc., Ferrari Group Holdings, L.P. and Ferrari Merger Sub, Inc. 2.To approve, on a non-binding, advisory basis, the compensation that will or may become payable by Forescout Technologies, Inc. to its named executive officers in connection with the merger. 3.To approve any proposal to adjourn the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting. NOTE: Such other business as may properly come before the special meeting or any postponement or adjournment thereof. This proxy should be marked, dated and signed by the stockholder(s) exactly as his/her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign. Signature (PLEASE SIGN WITHIN BOX)DateSignature (Joint Owners)Date

 PRELIMINARY FORM OF PROXY CARD – SUBJECT TO COMPLETION Forescout Technologies, Inc. PROXY FOR SPECIAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of Forescout Technologies, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated [•], and hereby appoints Michael DeCesare, Darren J. Milliken and Christopher Harms, and each of them, proxy and attorney-in fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders, to be held on [•], 2020, at [•], at [•], Pacific time, and at any postponement or adjournment thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and, in their discretion, upon such other matter or matters that may properly come before the special meeting and adjournment(s) thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING. PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE, OR FOLLOW THE INSTRUCTIONS ON THE REVERSE SIDE TO VOTE BY INTERNET OR BY TELEPHONE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE